UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1-K

ANNUAL REPORT PURSUANT TO REGULATION A

For the fiscal year ended:

December 31, 2024

ARRIVED HOMES, LLC
(Exact name of issuer as specified in its charter)

Delaware	85-2046587
State of other jurisdiction of incorporation or Organization	(I.R.S. Employer Identification No.)

1700 Westlake Ave North, Suite 200

Seattle, WA 98109

(Full mailing address of principal executive offices)

(814)-277-4833
(Issuer’s telephone number, including area code)

www.arrived.com
(Issuer’s website)

Arrived Homes Series Lierly; Arrived Homes Series Soapstone; Arrived Homes Series Pecan; Arrived Homes Series Patrick; Arrived Homes Series Plumtree; Arrived Homes Series Chaparral; Arrived Homes Series Splash; Arrived Homes Series Tuscan; Arrived Homes Series Salem; Arrived Homes Series Malbec; Arrived Homes Series Pinot; Arrived Homes Series Luna; Arrived Homes Series Kingsley; Arrived Homes Series Shoreline; Arrived Homes Series Holloway; Arrived Homes Series Badminton; Arrived Homes Series Eastfair; Arrived Homes Series Centennial; Arrived Homes Series Mojave; Arrived Homes Series Wentworth; Arrived Homes Series Cupcake; Arrived Homes Series Basil; Arrived Homes Series Lallie; Arrived Homes Series Dewberry; Arrived Homes Series Spencer; Arrived Homes Series Summerset; Arrived Homes Series Roseberry; Arrived Homes Series Windsor; Arrived Homes Series Forest; Arrived Homes Series Meadow; Arrived Homes Series Collinston; Arrived Homes Series Saddlebred; Arrived Homes Series Odessa; Arrived Homes Series Lily; Arrived Homes Series Saturn; Arrived Homes Series Sugar; Arrived Homes Series Coatbridge; Arrived Homes Series Lennox; Arrived Homes Series Olive; Arrived Homes Series Dawson; Arrived Homes Series Ridge; Arrived Homes Series Bayside; Arrived Homes Series Elm; Arrived Homes Series River; Arrived Homes Series Amber; Arrived Homes Series Westchester; Arrived Homes Series Limestone; Arrived Homes Series Jupiter; Arrived Homes Series Weldon; Arrived Homes Series Holland; Arrived Homes Series Elevation; Arrived Homes Series Oly; Arrived Homes Series McLovin; Arrived Homes Series Matchingham; Arrived Homes Series Rooney; Arrived Homes Series Diablo; Arrived Homes Series KerriAnn; Arrived Homes Series Sigma; Arrived Homes Series Grant; Arrived Homes Series Bandelier; Arrived Homes Series Ensenada; Arrived Homes Series Davidson; Arrived Homes Series Vernon; Arrived Homes Series Murphy; Arrived Homes Series Dolittle; Arrived Homes Series Butter; Arrived Homes Series Ribbonwalk; Arrived Homes Series Scepter; Arrived Homes Series Delta; Arrived Homes Series Saint; Arrived Homes Series Lovejoy; Arrived Homes Series Emporia; Arrived Homes Series Wave; Arrived Homes Series Tuxford; Arrived Homes Series Greenhill; Arrived Homes Series Kawana; Arrived Homes Series Chelsea; Arrived Homes Series Terracotta; Arrived Homes Series Otoro; Arrived Homes Series Hollandaise; Arrived Homes Series Hadden; Arrived Homes Series Avebury; Arrived Homes Series Tulip; Arrived Homes Series Jack; Arrived Homes Series Bedford; Arrived Homes Series Louise; Arrived Homes Series Gardens; Arrived Homes Series Peanut; Arrived Homes Series 100; Arrived Homes Series Grove; Arrived Homes Series Lanier; Arrived Homes Series Mammoth; Arrived Homes Series McGregor; Arrived Homes Series Point; Arrived Homes Series Roxy; Arrived Homes Series Wisteria; Arrived Homes Series Heron; Arrived Homes Series Stonebriar; Arrived Homes Series Heritage; Arrived Homes Series Magnolia; Arrived Homes Series Kirkwood; Arrived Homes Series Rosewood; Arrived Homes Series Apollo; Arrived Homes Series Baron; Arrived Homes Series Swift; Arrived Homes Series Wescott; Arrived Homes Series Wildwood; Arrived Homes Series Madison; Arrived Homes Series Abbington; Arrived Homes Series Burlington; Arrived Homes Series Lannister; Arrived Homes Series Nugget; Arrived Homes Series Pearl; Arrived Homes Series Hines; Arrived Homes Series Ritter; Arrived Homes Series 101; Arrived Homes Series Jake; Arrived Homes Series Holcomb; Arrived Homes Series Latte; Arrived Homes Series Dunbar; Arrived Homes Series Lookout; Arrived Homes Series Reynolds; Arrived Homes Series Kennesaw; Arrived Homes Series Pioneer; Arrived Homes Series Bazzel; Arrived Homes Series June; Arrived Homes Series Johnny; Arrived Homes Series Osprey; Arrived Homes Series Riverwalk; Arrived Homes Series Collier; Arrived Homes Series Folly; Arrived Homes Series Dorchester; Arrived Homes Series Dogwood; Arrived Homes Series Walton; Arrived Homes Series Clover; Arrived Homes Series Dolly; Arrived Homes Series Kenny; Arrived Homes Series Creekside; Arrived Homes Series Willow; Arrived Homes Series Wilson; Arrived Homes Series Daisy; Arrived Homes Series Henry; Arrived Homes Series Sodalis; Arrived Homes Series Loretta; Arrived Homes Series Conway; Arrived Homes Series Belle; Arrived Homes Series Chitwood; Arrived Homes Series Spring; Arrived Homes Series Highland; Arrived Homes Series Wellington; Arrived Homes Series Braxton; Arrived Homes Series Reginald; Arrived Homes Series Camino; Arrived Homes Series Winston; Arrived Homes Series Inglewood; Arrived Homes Series Richardson; Arrived Homes Series Cumberland; Arrived Homes Series Bonneau; Arrived Homes Series Blossom; Arrived Homes Series Marcelo; Arrived Homes Series Taylor; Arrived Homes Series Aster; Arrived Homes Series Quincy; Arrived Homes Series Jill; Arrived Homes Series Marietta; Arrived Homes Series Mae; Arrived Homes Series Chester; Arrived Homes Series Shallowford; Arrived Homes Series Cypress; Arrived Homes Series Harrison; Arrived Homes Series Piedmont; Arrived Homes Series Kessler; Arrived Homes Series Creekwood; Arrived Homes Series Hansel; Arrived Homes Series Falcon; Arrived Homes Series Eagle; Arrived Homes Series Goose; Arrived Homes Series Gretal; Arrived Homes Series Mimosa; Arrived Homes Series Redondo; Arrived Homes Series Sundance; Arrived Homes Series Chickamauga; Arrived Homes Series Sequoyah; Arrived Homes Series Litton; Arrived Homes Series Brainerd; Arrived Homes Series Brooklyn; Arrived Homes Series Lurleen; Arrived Homes Series Regency; Arrived Homes Series Sunnyside; Arrived Homes Series Korin; Arrived Homes Series Dops; Arrived Homes Series Brennan; Arrived Homes Series Sajni; Arrived Homes Series Tuscarora; Arrived Homes Series Salinas; Arrived Homes Series Hansard; Arrived Homes Series Jefferson; Arrived Homes Series Marie; Arrived Homes Series Ella; Arrived Homes Series Douglas; Arrived Homes Series Cove; Arrived Homes Series Belvedere; Arrived Homes Series Avondale; Arrived Homes Series Martell; Arrived Homes Series Mycroft; Arrived Homes Series Longwoods; Arrived Homes Series Louis; Arrived Homes Series Fenwick; Arrived Homes Series Sims; Arrived Homes Series Osceola; Arrived Homes Series Augusta; Arrived Homes Series Cawley; Arrived Homes Series Bella; Arrived Homes Series Foster; Arrived Homes Series Franklin; Arrived Homes Series General; Arrived Homes Series Marion; Arrived Homes Series Marple; Arrived Homes Series Mary; Arrived Homes Series Onyx; Arrived Homes Series Palmer; Arrived Homes Series Porthos; Arrived Homes Series Simon; Arrived Homes Series Theodore; Arrived Homes Series Chinook; Arrived Homes Series Bergenia; Arrived Homes Series Felix; Arrived Homes Series Oscar; Arrived Homes Series Ellen; Arrived Homes Series Alvin; Arrived Homes Series Ballinger; Arrived Homes Series Briarwood; Arrived Homes Series Eastwood; Arrived Homes Series Abernant; Arrived Homes Series Calvin; Arrived Homes Series Fletcher; Arrived Homes Series Hargrave; Arrived Homes Series Hobbes; Arrived Homes Series Irene; Arrived Homes Series Peterson; Arrived Homes Series Richmond; Arrived Homes Series Winchester

(Title of each class of securities issued pursuant to Regulation A)

i

CAUTIONARY STATEMENT REGARDING Forward-Looking StatementS

The information contained in this Annual Report on Form 1-K (this “Form 1-K”) includes some statements that are not historical and that are considered “forward-looking statements.” Such forward-looking statements include, but are not limited to, statements regarding our development plans for our business; our strategies and business outlook; anticipated development of our company, the manager, each series of our company and the Arrived Homes platform (defined below); and various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations). These forward-looking statements express the manager’s expectations, hopes, beliefs, and intentions regarding the future. In addition, without limiting the foregoing, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Form 1-K are based on current expectations and beliefs concerning future developments that are difficult to predict. Neither our company nor the manager can guarantee future performance, or that future developments affecting our company, the manager or the Arrived platform will be as currently anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

All forward-looking statements attributable to us are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties, along with others, are detailed under the headings “Summary – Summary Risk Factors” and “Risk Factors” in our latest offering circular (the “Offering Circular”) filed by the company with the Securities and Exchange Commission (the “Commission”), which may be accessed here and may be amended, and in our subsequent reports and offering statements filed from time to time with the Commission. Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements and should not make an investment decision based solely on these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

ii

MARKET AND OTHER INDUSTRY DATA

This Form 1-K includes market and other industry data and estimates that are based on our management’s knowledge and experience in the markets in which we operate. The sources of such data generally state that the information they provide has been obtained from sources they believe to be reliable, but we have not investigated or verified the accuracy and completeness of such information. Our own estimates are based on information obtained from our and our affiliates’ experience in the markets in which we operate and from other contacts in these markets. We are responsible for all of the disclosure in this Form 1-K, and we believe our estimates to be accurate as of the date of this Form 1-K or such other date stated herein. However, this information may prove to be inaccurate because of the method by which we obtained some of the data for the estimates or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, you should be aware that market and other industry data included in this Form 1-K, and estimates and beliefs based on that data, may not be reliable.

iii

Item 1. Description of Business

Company Overview – Our Mission

Arrived Homes, LLC, a Delaware series limited liability company, was formed in July 2020 to permit public investment in specific single-family rental homes. We believe people should have the freedom to move to pursue new opportunities in their lives while still having access to the wealth creation that long-term home ownership and real estate investment can provide. To support this idea, we are building what we believe to be a new model for home ownership and real estate investment that doesn’t lock people into a single home or city. We believe in passive income, conservative debt, freedom to move, diversification, and aligned incentives.

Arrived is a marketplace for investing in homes. We buy single family homes, lease them, divide them into multiple interests, and offer them as investments on a per interest basis through our web-based platform. Investors can manage their risk by spreading their investments across a portfolio of homes, they can invest in real estate without needing to apply for mortgages or take on personal debt, and they can move to new homes or cities and continue holding their Arrived investments without having to worry about selling homes they’re invested in.

Arrived does all of the work of sourcing, analyzing, maintaining, and managing all of the homes that we acquire. We analyze every home investment across several financial, market, and demographic characteristics to support our acquisition decision-making. Every investment we make is an investment in the communities in which Arrived operates, alongside other like-minded individuals. As our community network grows, so does our access to investment and housing opportunities.

Arrived rents the homes we acquire to tenants who can also invest through the same process as any other member of the Arrived platform, becoming part owners of the homes they’re living in at that time. By investing together, we align incentives towards creating value for everyone.

Our Series LLC Structure

Each single family rental home that we acquire will be owned by a separate series of our company that we will establish to acquire that home.  Each series may hold the specific property that it acquires in a wholly-owned subsidiary, which would be a limited liability company organized under laws of the state in which the series property is located.

As a Delaware series limited liability company, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series are segregated and enforceable only against the assets of such series, as provided under Delaware law.  We intend for each series to elect and qualify to be taxed as a separate real estate investment trust, or REIT, for U.S. federal income tax purposes, commencing with the taxable year ending after the completion of the initial public offering of interests of such series.

Our company’s core business is the identification, acquisition, marketing and management of individual single family rental homes for the benefit of our investors. Each series is intended to own a single property.

Investment Objectives

Our investment objectives are:

●	Consistent cash flow;

●	Long term capital appreciation with moderate leverage;

●	Favorable tax treatment of REIT income and long term capital gains; and

●	Capital preservation.

We cannot assure you that we will attain these objectives or that the value of our assets will not decrease.

Our Investment Criteria

Our home acquisition investments are evaluated against the following primary characteristics:

●	Capitalization rates greater than 5%. For this purpose, the capitalization rate reflects a series property’s annual rental income minus property management fees, local real estate taxes, property insurance, maintenance expenses, and marketing incentives, divided by the purchase price of the property;

●	Homes with a minimum of three (3) bedroom and two (2) bathrooms;

●	Homes less than 30 years old;

●	Homes with a price range of $200,000 - $400,000 and a repair/improvement budget requirement of less than 20% of the home purchase price; and

●	Neighborhoods with median incomes that exceed the metropolitan statistical area, or MSA, median.

Our Investment Process

Our investment process leverages our network of renter demand, experienced team members, and data analysis to make our investment decisions:

●	Sourcing: Arrived will use an in-house acquisition team (using industry leading analysis and screening tools) in collaboration with local real estate professionals to find and source investment opportunities. The opportunities may include individual homes listed on the MLS, bulk rental home portfolios, BFR (built-for-rent) communities, and off-market deals sourced by our staff and from leads generated from our member network.

●	Due Diligence: Arrived evaluates potential investments against our stated investment criteria. Once a geographic market is selected, our due diligence will focus on the sub-market and the property itself. Value analysis will include projected rental rates and home values, relying on a combination of first-party data, automated valuation models, or AVMs, and third party independent appraisals. Property level analysis will look at standard risk factors including condition of title, structural defects in the home, environmental issues, and other hazards such as floods and earthquakes.

●	Investment Committee: Once our acquisition team recommends a home purchase, the investment committee will convene to review due diligence materials and issue a go/no-go decision.

●	Home Purchase: A home will be purchased either by the manager or an affiliate of the manager and then resold to a particular series or purchased directly by a series from a third-party seller, in accordance with the acquisition mechanics set forth below. Following acquisition of a property by a series, the property will be renovated, to the extent necessary, and then leased to a quality tenant on a 12-24 month lease. If a series property is renovated prior to the closing of the relevant series offering, the funds required for renovations will be forwarded to the series by the manager and repaid out of offering proceeds.

●	Ongoing Management: Arrived will partner with one or more third party independent property management firms in each of our markets. Arrived will place an initial tenant in a home from our member network and will assist with future tenant placements. The property management firm will maintain books and records, inspect each home and ensure that it is properly maintained, handle maintenance requests, and be responsible for landlord/tenant compliance. We intend that our preferred property management firms will utilize modern tech-enabled property management platforms with digital payment and communication features.

Our Manager

Our company is managed by Arrived Fund Manager, LLC, a Delaware limited liability company and managing member of our company, which we refer to herein as the “manager.” Pursuant to the terms of our operating agreement, the manager will provide certain management and advisory services to us and to each of our series and their subsidiaries, if any, as well as a management team and appropriate support personnel.  The manager is a wholly owned subsidiary of our sponsor, Arrived Holdings, Inc., a Delaware corporation, which is an asset management company that operates a web-based investment platform, the Arrived platform, used by our company for the offer and sale of interests in the series of our company.

The nature of business to be conducted or promoted by us must at all times be to engage in any lawful act or activity for which LLCs may be organized under the Delaware Limited Liability Company Act.

Investment Strategy – Our Market Opportunity

Our investment strategy is to acquire, invest in, manage, operate, selectively leverage and sell single family homes located in vibrant, growing cities across America. We believe that these markets offer investors a blend of attractive capitalization rates and a strong prospect for long term property value appreciation.

Market Selection

We intend to focus our business efforts on the top 100 MSAs (metropolitan statistical areas with populations greater than 500,000) which exhibit the following characteristics:

●	Sufficient inventory to make it feasible to achieve scale in the local market (100 – 500 homes);

●	Job and income growth forecasts of 3% or greater;

●	Affordability with gross rent multiplier below 12. For this purpose, a gross rent multiplier (GRM) is the ratio of the price of the single family home purchased to its annual rental income before accounting for expenses such as property taxes, insurance, and utilities; GRM is the number of years the property would take to pay for itself in gross received rent;

●	Large university and skilled workforce;

●	Popular with millennials; and

●	Favorable competitive landscape with respect to other institutional single family residence buyers.

We focus on acquiring properties we believe (1) are likely to generate stable cash flows in the long term and (2) have significant possibilities for long-term capital appreciation, such as those located in neighborhoods with what we see as high growth potential and those available from sellers who are distressed or face time-sensitive deadlines.

We may enter into one or more joint ventures, tenant-in-common investments or other co-ownership arrangements for the acquisition, development or improvement of properties with third parties or affiliates of the manager, including present and future real estate investment offerings sponsored by affiliates of the manager.

Investments in Real Property

Our investment in real estate generally will take the form of holding fee title or a long-term leasehold estate. We will acquire such interests either directly or indirectly through limited liability companies or through investments in joint ventures, partnerships, co-tenancies or other co-ownership arrangements with third parties, including developers of the properties, or with affiliates of the manager. In addition, we may purchase properties and lease them back to the sellers of such properties. Although we will use our best efforts to structure any such sale-leaseback transaction such that the lease will be characterized as a “true lease” so that we will be treated as the owner of the property for federal income tax purposes, the Internal Revenue Service could challenge such characterization. If any such sale-leaseback transaction is recharacterized as a financing transaction for U.S. federal income tax purposes, deductions for depreciation and cost recovery relating to such property would be disallowed.

Our obligation to purchase any property generally will be conditioned upon the delivery and verification of certain documents from the seller or developer, including, where appropriate:

●	plans and specifications;

●	evidence of marketable title subject to such liens and encumbrances as are acceptable to the manager;

●	auditable financial statements covering recent operations of properties having operating histories; and

●	title and liability insurance policies.

We may seek to enter into arrangements with the seller or developer of a property whereby the seller or developer agrees that, if during a stated period the property does not generate a specified cash flow, the seller or developer will pay in cash to us a sum necessary to reach the specified cash flow level, subject in some cases to negotiated dollar limitations. In determining whether to purchase a particular property, we may, in accordance with customary practices, obtain an option on such property. The amount paid for an option, if any, is normally surrendered if the property is not purchased and is normally credited against the purchase price if the property is purchased. The terms and conditions of any apartment lease that we enter into with our residents may vary substantially; however, we expect that a majority of our leases will be standardized leases customarily used between landlords and residents for residential properties. Such standardized leases generally have terms of one year or less. All prospective residents for our residential properties will be required to submit a credit application.

In purchasing, leasing and developing properties, we will be subject to risks generally incident to the ownership of real estate. For example, certain losses are not insurable and may only be insured subject to limitations. Insurance coverage may also vary based on the specific property, geography and market covered. Our insurance coverage generally varies based on replacement cost (estimated with a cost to square foot analysis based on the market and finish level). Although we also maintain an “all-perils policy” (with some standard exclusions) for each series property which seeks to provide insurance coverage for the properties at their full value, there is no guarantee that such coverage will actually be sufficient or cover all costs and damages in the case of any loss.

Leverage Policy

We may employ leverage to enhance total returns to our investors through a combination of senior financing on our real estate acquisitions, secured facilities, and capital markets financing transactions. We will seek to secure conservatively structured leverage that is long-term, non-recourse, non-mark-to-market financing to the extent obtainable on a cost effective basis. To the extent leverage is employed it may come either in the form of government-sponsored programs or other long-term, non-recourse, non-mark-to-market financing. The manager may from time to time modify our leverage policy in its discretion. However, it is our policy to not borrow more than 69% of the greater of cost (before deducting depreciation or other non-cash reserves) or fair market value of our assets. We cannot exceed the leverage limit of our leverage policy unless any excess in borrowing over such level is approved by the manager. To the extent a series does not employ leverage to fund the initial purchase of an asset, the series may subsequently determine to obtain financing for the asset in accordance with this leverage policy. In such case, unless the financing (or any other refinancing) proceeds are needed, in the manager’s discretion, to fund the operations of an asset or reserves, the manager may determine to distribute all or a portion of such proceeds to investors.

Acquisition Mechanics

Typically, each series will acquire its series property prior to the commencement or closing of that series’ offering. Each series property will be fully described in the offering circular as it may be amended to include new series offerings. In each such offering circular, information relating to the series property being offered, such as the description and specifications of the series property, the purchase price of the series property and the relevant terms of purchase, will be disclosed.

It is not anticipated that a series will own any assets other than its series property, plus cash reserves for maintenance, insurance and other expenses pertaining to the series property and amounts earned by the series from the monetization of the series property, if any.  Each series may hold the specific property that it acquires in a wholly-owned subsidiary which would be a limited liability company organized under laws of the state in which the series property is located.

A series may acquire its property either from an unaffiliated third party or from an affiliate of the manager. For a detailed description of our acquisition methods, please refer to our latest offering circular, filed with the Securities and Exchange Commission on January 30, 2025, which may be accessed here.

Operating Policies

Credit Risk Management. We may be exposed to various levels of credit and special hazard risk depending on the nature of our assets. The manager and its executive officers will review and monitor credit risk and other risks of loss associated with each investment. The manager will monitor the overall credit risk and levels of provision for loss.

Interest Rate Risk Management. We will follow an interest rate risk management policy intended to mitigate the negative effects of major interest rate changes. We intend to minimize our interest rate risk from borrowings by attempting to “match-fund,” which means the manager will seek to structure the key terms of our borrowings to generally correspond with the expected holding period of our assets.

Equity Capital Policies. Under the operating agreement, we have the authority to issue an unlimited number of additional interests or other securities. After your purchase in any series offering, the manager may elect to: (i) sell additional securities in future private offerings, or (ii) issue additional securities in public offerings. To the extent we issue additional equity interests after your purchase in an offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your interests.

Additional Borrowings. We expect each series may seek, as applicable, to finance or refinance any outstanding indebtedness with an additional mortgage or other debt financing, including with either an affiliate or a third party. We expect that any third-party mortgage and/or other debt instruments that a series, or the Company on behalf of a series, enters into in connection with a financing or refinancing of a property will be secured by a security interest in the title of such property and any other assets of the series.

Disposition Policies

We intend to hold and manage the properties we acquire for a period of five to seven years. As each of our properties reaches what we believe to be its optimum value, we will consider disposing of the property. The determination of when a particular property should be sold or otherwise disposed of will be made after consideration of relevant factors, including prevailing and projected economic conditions, whether the value of the property is anticipated to appreciate or decline substantially, and how any existing leases on a property may impact the potential sales price. The manager may determine that it is in the best interests of shareholders to sell a property earlier than five years or to hold a property for more than seven years. Additionally, any sale of a property will be subject to lessee rights and we would attempt to time property sales with lessee rights in mind, either by timing sales with anticipated lease terminations or by assigning an existing lease to the property buyer where allowed under applicable laws.

When we determine to sell a particular property, we will seek to achieve a selling price that maximizes the capital appreciation for investors based on then-current market conditions. We cannot assure you that this objective will be realized.

Following the sale of a property, the manager will distribute the proceeds of such sale, net of the property disposition fee as described below, to the interest holders of the applicable series (after payment of any accrued liabilities or debt on the property or of the series at that time).

Property Disposition Fee

Upon the disposition and sale of a series property, each series will be charged a market rate property disposition fee that will cover property sale expenses such as brokerage commissions, and title, escrow and closing costs. It is expected that this disposition fee charged to a series will range from six to seven percent of the property sale price. To the extent that the actual property disposition fees are less than the amount charged to the series, the manager will receive the difference as income.

Description of the Property Management Agreement

The Company will appoint an affiliate of the manager or a third-party property management company to serve as property manager to manage the underlying property of each series pursuant to a series specific property management agreement.

The services provided by the property manager will include:

●	Collecting rent and maintaining books and records;

●	Ensuring compliance with local landlord/tenant and other applicable laws;

●	Routine property maintenance and responding to tenant maintenance requests;

●	Handling tenant on-boarding (move-in) and move-out; and

●	Investigating, selecting, and, on behalf of the applicable series, engaging and conducting business with such persons as the property manager deems necessary to ensure the proper performance of its obligations under the property management agreement, including but not limited to consultants, insurers, insurance agents, maintenance providers, bookkeepers and accountants and any and all persons acting in any other capacity deemed by the property manager necessary or desirable for the performance of any of the services under the property management agreement.

Each property management agreement will terminate on the earlier of: (i) the manager’s discretion to terminate a property management agreement at pre-determined renewal periods or by paying a termination fee, (ii) after the date on which the relevant series property has been liquidated and the obligations connected to the series property (including contingent obligations) have been terminated, (iii) the removal of the manager as managing member of our company and thus of all series (if the property manager is the manager), (iv) upon notice by one party to the other party of a party’s material breach of a property management agreement or (v) such other date as agreed between the parties to the property management agreement.

Each series will indemnify the property manager out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which it becomes subject by virtue of serving as property manager under the respective property management agreements with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Currently, we intend to enter into a property management agreement on behalf of each series with an affiliate of the manager or a third-party property management company. We reserve the right to change property managers at any time.

Property Management Fee

The company will appoint an affiliate of the manager or a third-party property management company to serve as property manager to manage the property of each series pursuant to a property management agreement. The fee arrangements for each property management company are set forth below:

Marketplace Homes

As compensation for the services provided by the property manager, each series will be charged a property management fee of $70 on a monthly basis and paid to the property manager pursuant to the property management agreement.

Mynd Property Management

As compensation for the services provided by the property manager, each series will be charged a property management fee equal to six percent (6%) of all rents and fees as remitted to the series or a minimum property management fee of $84 on a monthly basis and paid to the property manager pursuant to the property management agreement.

The property manager for each Series is specified in the latest Offering Circular under "The Series Properties Being Offered.”

Liquidity Platform

Overview of PPEX ATS Platform

The Company and its affiliates intend to enter into an arrangement with NCPS and its affiliates to facilitate secondary transactions in interests issued by the Company on the PPEX ATS. The PPEX ATS is owned and operated by NCPS. The arrangement with NCPS will be established to provide a venue for secondary trading of series interests and is designed to provide investors with an efficient means to buy and sell series interests in secondary transactions. The manager will enter into a brokerage agreement and a license agreement with the Executing Broker pursuant to which, subject to restrictions under state and federal securities laws and the transfer restrictions listed in the operating agreement, the Executing Broker is engaged to execute all resale transactions in interests based on the matching of orders on the PPEX ATS. The Executing Broker is a registered broker-dealer member of the PPEX ATS. NCPS is a broker-dealer registered with the Commission and a member of FINRA and SIPC. Neither the company nor the manager matches any orders or executes or settles any transfer of interests with respect to secondary trading on the PPEX ATS. The manager may elect not to transmit to the Executing Broker or the PPEX ATS any order information submitted by users who have not previously purchased securities issued by the company or its affiliates pursuant to Regulation A.

Secondary trades of series interests matched on the PPEX ATS are intended to comply with Blue Sky laws either through a manual exemption in states where available, through a direct filing with the state securities regulators where required, or as isolated non-issuer transactions.

Process for Secondary Transactions

During specific trading windows, which we expect to occur quarterly and announce at least a week in advance of such trading window, isolated non-issuer transactions in interests of one or more series may be effected during trading hours established by NCPS as operator of the PPEX ATS (“Market Hours”) in accordance with the following process. Investors can submit bid and ask quotes through the user interface provided by the Arrived platform during a trading window. The Arrived platform immediately and automatically routes the quotes (i) to the Executing Broker, and (ii) by virtue of the Executing Broker’s status as a member of the PPEX ATS, to the PPEX ATS, which is owned and operated by NCPS, a registered broker-dealer. The PPEX ATS then matches orders in accordance with the rules established by the PPEX ATS, but no matching of buyers and sellers will occur other than during Market Hours in a trading window. Bid and ask quotes submitted during a trading window and Market Hours may be immediately matched by the PPEX ATS, while bid and ask quotes submitted during a trading window, but outside of Market Hours are eligible to match only upon the next commencement of Market Hours. To the extent that any bid or ask quote that does not result in a match still exists at the end of a trading window, such quote will be cancelled at the end of the relevant trading window.

Once matched by the PPEX ATS, orders are executed by the Executing Broker. When a trade is executed, the Executing Broker transmits the applicable information (including the number of interests and price at which they are being sold or purchased) to the Arrived platform, where it is displayed to the relevant investor. During Market Hours in a particular trading window, the Arrived platform periodically sends instructions regarding the transfer of funds for executed trades via the Executing Broker to Modern Treasury, Inc., the third-party holder of investor funds (“Modern Treasury”), which then effectuates the funds transfer between the buyer and seller. After Market Hours end, the Executing Broker provides instructions regarding any transfers of interests between investor accounts to the transfer agent, which transfers the interests accordingly. The clearing process, which includes the transfer of funds and interests, will be completed within one to two days following the conclusion of the relevant trading window. Neither the Arrived platform nor the Executing Broker clears or settles trades.

User Interface and Role of the Platform

The Arrived platform serves merely as the user interface for the purpose of enabling secondary market trading in interests. On the Arrived platform, investors input the details of any orders to buy or sell interests in secondary transactions (including the number of interests subject to the offer to buy or sell, as the case may be, and the price, if any, at which such offer is being made), and the orders then are routed (i) to the Executing Broker, and (ii) by virtue of the Executing Broker’s status as a member of the PPEX ATS, to the PPEX ATS. The manager may elect not to transmit to the Executing Broker or the PPEX ATS any order information submitted by users who have not previously purchased securities issued by the company or its affiliates pursuant to Regulation A. For clarity, because the Executing Broker is (i) a registered broker-dealer and a member of the PPEX ATS and (ii) licensed to use the Arrived platform to access and transmit order information entered onto the Arrived platform by Investors, such order information is automatically routed from the Arrived platform to both the Executing Broker and the PPEX ATS simultaneously. After the Executing Broker has executed a trade, information about the matched orders and executed trade is then communicated by the Executing Broker to the buyer and seller using the Arrived platform’s user interface. The PPEX ATS accepts orders transmitted from the Arrived platform only because the Executing Broker (which is a member of the PPEX ATS) is licensed to use the Arrived platform’s technology to transmit order information.

For the avoidance of doubt, the decision whether to engage in secondary market trading is left solely to the individual investors. Neither the company nor any of its affiliates acts as a broker or dealer, and none of them provide investors any direction or recommendation as to the purchase or sale of any interests in secondary market transactions. In addition, neither the Executing Broker nor NCPS makes any direction or recommendation as to the purchase or sale of any interests.

The Arrived platform acts as a user interface to receive information from, and deliver and display information to, investors and the registered broker-dealers. None of the company the manager or Arrived Holdings, Inc. will receive any compensation for its role in the trading procedure unless and until it, or one of its affiliates, registers as a broker-dealer. The manager or one of its affiliates in the future may register as a broker-dealer under state and federal securities laws, at which time it may charge fees in respect of trading of interests.

Agreements Relating to Secondary Trading on the PPEX ATS

The company intends to enter into an agreement (the “PPEX ATS Company Agreement”) with NCPS, pursuant to which NCPS will review the company’s and series’ governing documents, offering materials and regulatory filings so that the PPEX ATS may serve as an available venue for the potential resale transactions in interests to be conducted in accordance with the process described above. The PPEX ATS provides a matching platform for the Executing Broker as a broker-dealer member of the PPEX ATS to submit bid and ask quotes to purchase or sell interests on behalf of, and as directed by, investors.

 The manager intends to enter into a Software and Services License Agreement with NCIT, the parent company of NCPS. Under this agreement, the Arrived platform’s technology is connected via an application programming interface to the PPEX ATS to facilitate the routing of information from the Arrived platform as a user interface to the PPEX ATS as described above.

The company also intends to enter into an agreement with the Executing Broker (the “Secondary Brokerage Agreement”), separate and apart from the Broker Dealer Agreement. Pursuant to the Secondary Brokerage Agreement, the Executing Broker will perform certain services in support of the secondary trading of interests on the PPEX ATS and will ultimately be responsible for the execution of secondary trades of interests. As compensation, the Executing Broker will receive up to 5% of the gross proceeds received related to each transaction (2.5% from the buyer and 2.5% from the seller involved in such transaction). The manager may, from time to time and at its sole discretion, opt to pay the compensation earned by the Executing Broker in connection with its services related to the PPEX ATS.

Asset Management Fee

Each series will pay the manager an annual asset management fee equal to six tenths of a percent (0.6%) of the purchase price of the series property for that series. This fee will be paid out of the net operating rental income of a series on a quarterly basis.

Operating Expenses

Each series of our company will be responsible for the following costs and expenses attributable to the activities of our company related to such series (we refer to these as Operating Expenses):

●	any and all fees, costs and expenses incurred in connection with the management of a series property, including Home Ownership Association (HOA) fees, income taxes, marketing, security and maintenance;

●	any fees, costs and expenses incurred in connection with preparing any reports and accounts of each series, including any blue sky filings required in order for interest in a series to be made available to investors in certain states and any annual audit of the accounts of such series (if applicable) and any reports to be filed with the Commission including periodic reports on Forms 1-K, 1-SA and 1-U;

●	any and all insurance premiums or expenses, including directors and officers insurance of the directors and officers of the manager or a property manager, in connection with the series property;

●	any withholding or transfer taxes imposed on our company or a series or any of the members as a result of its or their earnings, investments or withdrawals;

●	any governmental fees imposed on the capital of our company or a series or incurred in connection with compliance with applicable regulatory requirements;

●	any legal fees and costs (including settlement costs) arising in connection with any litigation or regulatory investigation instituted against our company, a series or a property manager in connection with the affairs of our company or a series;

●	the fees and expenses of any administrator, if any, engaged to provide administrative services to our company or a series;

●	any fees, costs and expenses of a third-party registrar and transfer agent appointed by the manager in connection with a series;

●	the cost of the audit of our company’s annual financial statements and the preparation of its tax returns and circulation of reports to investors;

●	the cost of any audit of a series annual financial statements and the fees, costs and expenses incurred in connection with making of any tax filings on behalf of a series and circulation of reports to investors;

●	any indemnification payments to be made pursuant to the requirements of the operating agreement;

●	the fees and expenses of our company’s or a series’ counsel in connection with advice directly relating to our company’s or a series’ legal affairs;

●	the costs of any other outside appraisers, valuation firms, accountants, attorneys or other experts or consultants engaged by the manager in connection with the operations of our company or a series; and

●	any similar expenses that may be determined to be Operating Expenses, as determined by the manager in its reasonable discretion.

The manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent, supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures.

If the Operating Expenses exceed the amount of revenues generated from a series property and cannot be covered by any Operating Expense reserves on the balance sheet of such series property, the manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the applicable series, on which the manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future revenues generated by such series property (which we refer to as Operating Expenses Reimbursement Obligation(s)), and/or (c) cause additional interests to be issued in the such series in order to cover such additional amounts.

Allocations of Expenses

To the extent relevant, Offering Expenses, Acquisition Expenses, Operating Expenses, revenue generated from series properties and any indemnification payments made by the manager will be allocated among the various series interests in accordance with the manager’s allocation policy set forth below. The allocation policy requires the manager to allocate items that are allocable to a specific series to be borne by, or distributed to (as applicable), the applicable series.  If, however, an item is not allocable to a specific series but to our company in general, it will be allocated pro rata based on the value of the series properties or the number of properties, as reasonably determined by the manager or as otherwise set forth in the allocation policy. By way of example, as of the date hereof it is anticipated that revenues and expenses will be allocated as follows:

Revenue or Expense Item	Details	Allocation Policy (if revenue or expense is not clearly allocable to a specific series property)
Revenue	Each of the series will have monthly rental income from the series property.	Allocable directly to the applicable series property

Acquisition Expenses	Appraisal and valuation fees (if incurred pre-closing)	Allocable directly to the applicable series property
	Appraisal and valuation fees (if incurred post-closing)	Allocable directly to the applicable series property
	Pre-purchase inspection	Allocable directly to the applicable series property
	Closing Costs	Allocable directly to the applicable series property
	Interest expense, if any, when an underlying series property is purchased by a series through a loan prior to the closing of a series offering	Allocable directly to the applicable series property

Offering Expenses	Legal expenses related to the preparation of regulatory paperwork (offering materials) for a series	Not allocable; to be borne by the manager
	Audit and accounting work related to the regulatory paperwork or a series	Allocable directly to the applicable series property
	Compliance work including diligence related to the preparation of a series	Not allocable; to be borne by the manager
	Insurance of a series property as at time of acquisition	Allocable directly to the applicable series property
	Broker fees other than cash commissions (e.g., expense reimbursement) Brokerage fee payable per filing of a Form 1-A Post-Qualification Amendment ($1,000 per 1-A POS)	Not allocable; to be borne by the manager Allocable directly to the applicable series
	Preparation of marketing materials	Not allocable; to be borne by the manager

Operating Expense	Property management fees	Allocable directly to the applicable series property
	Asset management fees	Allocable directly to the applicable series property
	Audit and accounting work related to the regulatory paperwork of a Series	Allocable pro rata to the number of series properties
	Security (e.g., surveillance and patrols)	Allocable pro rata to the value of each series property
	Insurance	Allocable directly to the applicable series property
	Maintenance	Allocable directly to the applicable series property
	Property marketing or lease concessions, including special offers and terms	Allocable directly to the applicable series property
	Property disposition fee	Allocable directly to the applicable series property
	Interest expense, if any, when a series property holds any type of term loan or line of credit	Allocable directly to the applicable series property
	Audit, accounting and bookkeeping related to the reporting requirements of a series	Allocable pro rata to the number of series properties

Indemnification Payments	Indemnification payments under the operating agreement	Allocable pro rata to the value of each series property

Notwithstanding the foregoing, the manager may revise and update the allocation policy from time to time in its reasonable discretion without further notice to the investors.

The Arrived Platform

Arrived Holdings, Inc., the sole member of Arrived Fund Manager, LLC, our manager, owns and operates a web-based and mobile accessible investment platform, the Arrived platform. Through the use of the Arrived platform, investors can browse and screen the investments offered by each of our series, now existing or to be formed by our company in the future, and electronically sign legal documents to purchase series interests.

Competition

There are a number of established and emerging competitors in the real estate investment platform market. The market is fragmented, rapidly evolving, competitive, and with relatively low barriers to entry. We consider our competitive differentiators in our market to be:

●	our focus on the single-family residential rental market;

●	the ability for users to select which rental properties they would like to invest in;

●	consistent rental income with use of moderate amounts of leverage;

●	our unique investment strategy and approach to market selection;

●	lower minimum investment amounts; and

●	favorable tax treatment associated with REIT elections.

We face competition primarily from other real estate investment platform companies such as Roofstock, Inc., Fundrise LLC, and Compound Projects, LLC, as well as a range of emerging new entrants. In order to compete, we work tirelessly to innovate and improve our products, while at the same time preserving our unique culture and approach.

Conflicts of Interest

Conflicts of interest may exist or could arise in the future with the manager and its affiliates and our officers and/or directors who are also officers and/or directors of the manager. Conflicts may include, without limitation:

●	Each of our executive officers will also serve as an officer of other the manager and its affiliated entities. As a result, these persons will have a conflict of interest with respect to our agreements and arrangements with the manager and/or affiliates of the manager, which were not negotiated at arm’s length, and their terms may not have been as favorable to us as if they had been negotiated at arm’s length with an unaffiliated third party. The manager is not required to make available any particular individual personnel to us.

●	Our executive officers will not be required to devote a specific amount of time to our affairs. As a result, we cannot provide any assurances regarding the amount of time the manager will dedicate to the management of our business. Accordingly, we may compete with manager and any of its current and future programs, funds, vehicles, managed accounts, ventures or other entities owned and/or managed by the manager or one of its affiliates, which we refer to collectively as the manager-sponsored vehicles, for the time and attention of these officers in connection with our business. We may not receive the level of support and assistance that we might otherwise receive if we were internally managed.

●	Some or all of the series will acquire their properties from the manager or from an affiliate of the manager. Prior to a sale to a series, the manager will acquire a property, repair and improve the property, and seek to place a tenant in the property. The manager will then resell the property to a series at a value determined by the manager or affiliate of the manager, which may reflect a premium over the manager’s investment in the property. Accordingly, because the manager will be an interested party with respect to a sale of a property that it owns to a series, the manager’s interests in such a sale may not be aligned with the interests of the series or its investors. There can be no assurance that a property purchase price that a series will pay to the manager will be comparable to that which a series might pay to an unaffiliated third party property seller.

●	The manager may in the future form or sponsor additional manager-sponsored vehicles, which could have overlapping investment objectives. To the extent we have sufficient capital to acquire a property that the manager has determined to be suitable for us, that property will be allocated to us.

●	The manager does not assume any responsibility beyond the duties specified in the operating agreement and will not be responsible for any action of our board of directors in following or declining to follow the manager’s advice or recommendations. The manager’s liability is limited under the operating agreement and we have agreed to reimburse, indemnify and hold harmless the manager and its affiliates, with respect to all expenses, losses, damages, liabilities, demands, charges and claims in respect of, or arising from acts or omissions of, such indemnified parties not constituting bad faith, willful misconduct, gross negligence or reckless disregard of the manager’s duties under the operating agreement which has a material adverse effect on us. As a result, we could experience poor performance or losses for which the manager would not be liable.

Employees

Our company does not have any employees. All of the officers and directors of our company are employees of the manager.

Legal Proceedings

None of our company, any series, the manager, or any director or executive officer of our company or the manager is presently subject to any material legal proceedings.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation

Overview

Arrived Homes, LLC, a Delaware series limited liability company, was formed in July 2020 to permit public investment in individual residential properties. We believe people should have access to the wealth creation that real estate investment can provide. We believe in passive income, conservative debt, diversification, and aligned incentives.

Arrived is a marketplace for investing in real estate. We buy residential properties, divide them into multiple interests, and offer them as investments on a per interest basis through our web-based platform. Investors can manage their risk by spreading their investments across a portfolio of homes and they can invest in real estate without needing to apply for mortgages or take on personal debt.

Arrived does all of the work of sourcing, analyzing, maintaining, and managing all of the residential properties that we acquire. We analyze every property investment across several financial, market, and demographic characteristics to support our acquisition decision-making. Every investment we make is an investment in the communities in which Arrived operates, alongside other like-minded individuals. As our community network grows, so does our access to investment and housing opportunities.

Arrived arranges for a property manager to operate the properties as single-family rentals for tenants who can also invest through the same process as any other member of the Arrived Platform, becoming part owners of the homes they’re staying in at that time. By investing together, we align incentives towards creating value for everyone.

Since its formation in July 2020, our company has been engaged primarily in acquiring properties for its series offerings, developing the financial, offering and other materials to facilitate fundraising, and taking the steps necessary to effectuate the series offerings and the management of the associated series properties. As of December 31, 2024, our company has acquired 248 properties.

Emerging Growth Company

We may elect to become a public reporting company under the Exchange Act. If we elect to do so, we will be required to publicly report on an ongoing basis as an emerging growth company, as defined in the JOBS Act, under the reporting rules set forth under the Exchange Act. For so long as we remain an emerging growth company, we may take advantage of certain exemptions from various reporting requirements that are applicable to other Exchange Act reporting companies that are not emerging growth companies, including, but not limited to:

●	not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act;

●	being permitted to comply with reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and

●	being exempt from the requirement to hold a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

We would expect to take advantage of these reporting exemptions until we are no longer an emerging growth company. We would remain an emerging growth company for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion; (ii) the date that we become a large accelerated filer as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common shares that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter; or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period.

Distributions

In order to qualify as a REIT, a series must distribute annually to investors at least 90% of its REIT taxable income (computed without regard to the dividends paid deduction and excluding net capital gain), and to avoid federal income and excise taxes on retained taxable income and gains it must distribute 100% of such income and gains annually. Our manager may authorize distributions in excess of those required for us to maintain our REIT status and/or avoid such taxes on retained taxable income and gains depending on our financial condition and such other factors as our manager deems relevant.

Our company expects the manager to make distributions of any free cash flow on a monthly or other periodic basis as determined by the manager. However, the manager may change the timing of distributions in its sole discretion. Investors will be required to update their personal information on a regular basis to make sure they receive all allocated distributions. We will utilize a “mobile wallet” feature for payment of distributions (the “Arrived Homes Wallet”). The Arrived Homes Wallet will be used to allow investors to pay for subscriptions, receive distributions and reinvest distributions.

Valuation Policies

Following the six-month introductory period, at the end of each quarterly period, our manager’s internal accountants and asset management team will calculate a net asset value (“NAV”) per interest for each series using a process that reflects, among other matters,

●	an estimated value of the series property, as determined by the manager’s asset management team, including related liabilities, based upon (a) information from publicly available sources related to (i) market rents, comparable sales information and interest rates and (ii) with respect to debt, default rates and discount rates, and (b) in certain instances, reports regarding the underlying real estate provided by an independent valuation expert or automated valuation models;

●	the price of liquid assets for which third party market quotes are available;

●	accruals of our periodic distributions on interests in the series; and

●	estimated accruals of the revenues, fees and expenses of the series where we will (a) amortize the brokerage fee, offering expenses and sourcing fee over five years and (b) include accrued fees and operating expenses, accrued distributions payable, accrued management fees and any inter-company loans extended to the series by our manager.

Such determinations may include subjective judgments by the manager regarding the applicability of certain inputs to market rents and comparable sales information. While we do look at capitalization rates to help us to determine whether or not to acquire a property (see “Description of Business - Our Investment Criteria” in our latest Offering Circular), we do not utilize a capitalization rate approach in determining NAV, because given the nature of the series properties as primary residences, we do not believe that the value of a series’ primary asset can be determined based solely on the series’ rental revenues as the resale value of such asset will be decided independently of the success of such rental revenues.

Note, however, that the determination of the NAV for the interests of each series is not based on, nor intended to comply with, fair value standards under U.S. GAAP, and such NAV may not be indicative of the price that we would receive for our assets at current market conditions. In instances where we determine that an appraisal of the series property is necessary, including, but not limited to, instances where the manager is unsure of its ability on its own to accurately determine the estimated value of such series property, or instances where third party market values for comparable properties are either nonexistent or extremely inconsistent, we will engage an appraiser that has expertise in appraising residential real estate assets, to act as our independent valuation expert. The independent valuation expert is not responsible for, nor for preparing, our NAV per interest. See “Description of the Securities Being Offered⸺Valuation Policies” in our latest Offering Circular for more details about the NAV and how it will be calculated, including the subsection “NAV Estimates Determination and Valuation Methodology” for additional information regarding our manager’s NAV valuation methodology.

Critical Accounting Policies

Our accounting policies will conform with GAAP. The preparation of financial statements in conformity with GAAP will require us to use judgment in the application of accounting policies, including making estimates and assumptions. These judgments may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. We intend to make these estimates and assumptions in an appropriate manner and in a way that accurately reflects our financial condition. We will continually test and evaluate our estimates and assumptions using our historical knowledge of the business, as well as other factors, to ensure that they are reasonable for reporting purposes. However, actual results may differ from our estimates and assumptions.

We believe our critical accounting policies govern the significant judgments and estimates used in the preparation of our financial statements. Please refer to Note 2, Summary of Significant Accounting Policies, included in the financial statements, for a more thorough discussion of our accounting policies and procedures.

Operating Results

Revenues

Revenues are generated at the series level and are derived from leases on the series property. All revenues generated by each series during the years ended December 31, 2024 and 2023 are listed in the table below. Such amounts are based on the audited financial statements of the company and each series included in this Annual Report on Form 1-K:

RENTAL REVENUE
Applicable Series	December 31, 2024	December 31, 2023	Notes
100	$17,600	$42,815
101	37,140	16,094
Abbington	31,830	32,827
Abernant	16,264	-
Alvin	27,840	4,640
Amber	21,835	22,740
Apollo	14,726	18,035
Aster	18,840	14,135
Augusta	23,940	6,384
Avebury	17,587	22,360
Avondale	18,209	7,783
Badminton	26,130	22,620
Ballinger	22,418	-
Bandelier	19,459	26,340
Baron	27,163	34,740
Basil	19,134	15,109
Bayside	25,925	25,830
Bazzel	21,861	10,920
Bedford	19,004	26,622
Bella	23,340	-
Belle	31,373	20,321
Belvedere	27,540	14,382
Bergenia	19,440	6,231
Blossom	17,114	15,085
Bonneau	28,050	27,170
Brainerd	26,940	23,141
Braxton	22,260	20,968
Brennan	17,836	4,616
Briarwood	16,635	-
Brooklyn	14,228	10,678
Burlington	27,252	40,853
Butter	28,052	35,404

Applicable Series	December 31, 2024	December 31, 2023	Notes
Calvin	21,740	4,678
Camino	15,216	18,345
Campbell	-	-
Cawley	26,340	12,731
Centennial	14,824	21,691
Chaparral	18,844	19,700
Chelsea	23,470	22,930
Chester	24,498	26,592
Chickamauga	27,840	26,472
Chinook	23,940	998
Chitwood	28,620	28,895
Clover	24,520	23,840
Coatbridge	24,795	17,873
Collier	27,180	24,470
Collinston	10,396	20,121
Conway	33,918	34,836
Cove	4,869	13,220
Creekside	23,370	23,265
Creekwood	23,740	21,214
Cumberland	16,442	20,340
Cupcake	19,298	22,260
Cypress	30,032	28,627
Daisy	20,520	20,340
Davidson	16,835	16,298
Dawson	21,370	20,712
Delta	12,740	-
Dewberry	17,457	16,195
Diablo	23,040	12,250
Dogwood	17,644	18,808
Dolittle	28,935	26,420
Dolly	34,755	28,229
Dops	17,642	13,415
Dorchester	22,609	24,877
Dunbar	20,065	5,941
Eagle	25,239	24,240
Eastfair	23,413	13,980
Eastwood	14,270	5,432
Elevation	15,552	5,316
Ella	20,899	16,387
Ellen	25,130	3,231
Elm	17,505	12,674
Emporia	27,695	57,096
Ensenada	24,549	39,540

Applicable Series	December 31, 2024	December 31, 2023	Notes
Falcon	25,346	24,179
Felix	16,499	9,577
Fenwick	21,038	13,224
Fletcher	17,040	5,480
Folly	27,060	26,039
Forest	27,802	12,936
Foster	28,188	13,703
Franklin	25,740	9,724
Gardens	18,790	15,167
General	32,350	85
Goose	25,207	23,700
Grant	29,894	31,592
Greenhill	33,450	27,550
Gretal	28,740	18,310
Grove	18,515	19,194
Hadden	20,254	20,215
Hansard	26,780	23,493
Hansel	18,355	20,882
Hargrave	11,388	-
Harrison	33,840	35,724
Henry	20,243	23,263
Heritage	24,093	23,805
Heron	23,770	24,024
Highland	23,309	22,108
Hines	14,838	19,465
Hobbes	13,770	-
Holcomb	25,740	23,327
Holland	17,660	17,222
Hollandaise	15,233	27,461
Holloway	31,140	29,950
Inglewood	35,427	35,730
Irene	16,740	4,418
Jack	17,782	30,590
Jake	34,601	20,109
Jefferson	25,740	17,875
Jill	26,260	24,730
Johnny	30,053	38,994
June	20,871	39,865
Jupiter	16,014	18,345
Kawana	20,670	20,668
Kennesaw	28,915	29,914
Kenny	18,943	33,845
KerriAnn	19,605	25,898
Kessler	14,790	19,140
Kingsley	27,040	28,348
Kirkwood	19,740	19,140
Korin	24,290	22,074

Applicable Series	December 31, 2024	December 31, 2023	Notes
Lallie	26,748	14,750
Lanier	29,373	27,392
Lannister	12,156	16,919
Latte	22,870	26,780
Lennox	21,130	19,930
Lierly	21,103	21,540
Lily	28,170	29,780
Limestone	19,589	11,667
Litton	21,834	24,398
Longwoods	23,940	10,004
Lookout	23,491	25,122
Loretta	39,258	36,978
Louis	22,740	10,549
Louise	24,085	21,376
Lovejoy	23,790	19,572
Luna	18,863	18,097
Lurleen	20,390	18,698
Madison	19,649	10,643
Mae	25,313	23,640
Magnolia	17,189	21,285
Malbec	33,287	20,485
Mammoth	16,326	18,955
Marcelo	20,640	18,360
Marie	29,940	24,515
Marietta	24,151	22,045
Marion	22,140	4,798
Marple	8,370	7,115
Martell	20,163	2,424
Mary	25,140	9,916
Matchingham	25,748	24,416
McGregor	21,978	22,740
McLovin	37,440	36,590
Meadow	21,668	20,490
Mimosa	16,265	19,123
Mojave	18,771	20,325
Murphy	21,570	27,540
Mycroft	17,040	8,378
Nugget	34,670	34,190
Odessa	35,340	20,461
Olive	22,925	21,640
Oly	31,751	30,970
Onyx	28,080	12,026
Oscar	16,412	-
Osceola	20,340	3,445
Osprey	23,449	27,540
Otoro	18,411	-

Applicable Series	December 31, 2024	December 31, 2023	Notes
Palmer	20,782	-
Patrick	17,768	19,200
Peanut	18,080	16,275
Pearl	32,640	12,220
Pecan	20,315	18,899
Peterson	19,140	2,074
Piedmont	28,170	27,540
Pinot	31,133	28,410
Pioneer	32,400	37,762
Plumtree	16,343	21,079
Point	16,342	28,924
Porthos	27,540	13,617
Quincy	35,500	28,184
Redondo	20,902	26,216
Regency	27,660	24,564
Reginald	25,009	32,665
Reynolds	30,870	29,940
Ribbonwalk	24,419	22,511
Richardson	21,870	19,020
Richmond	27,427	1,797
Ridge	22,032	22,451
Ritter	26,613	24,476
River	27,750	23,520
Riverwalk	25,990	28,740
Rooney	24,396	25,140
Roseberry	31,135	26,187
Rosewood	22,216	21,736
Roxy	24,660	23,940
Saddlebred	30,865	26,945
Saint	26,155	22,380
Sajni	30,240	23,574
Salem	21,034	25,230
Salinas	20,640	17,211
Saturn	16,385	17,085
Scepter	19,266	20,845
Sequoyah	13,678	16,618
Shallowford	17,401	27,421
Shoreline	27,260	28,825
Sigma	28,371	27,514
Simon	25,140	9,288
Sims	22,140	5,535
Soapstone	21,631	20,508
Sodalis	22,174	19,018
Spencer	27,548	26,554
Splash	19,215	16,000
Spring	20,870	20,340
Stonebriar	17,010	16,740
Sugar	24,600	22,628
Summerset	23,415	18,152
Sundance	19,055	23,709
Sunnyside	17,906	20,388
Swift	21,928	27,540

Applicable Series	December 31, 2024	December 31, 2023	Notes
Taylor	20,858	13,313
Terracotta	8,380	22,080
Theodore	22,220	1,821
Tulip	26,790	21,722
Tuscan	24,475	29,148
Tuscarora	29,040	21,705
Tuxford	19,326	23,115
Vernon	23,178	22,740
Walton	22,553	16,712
Wave	14,800	300
Weldon	17,595	17,470
Wellington	29,280	28,741
Wentworth	24,207	17,444
Wescott	19,440	17,107
Westchester	27,505	32,551
Wildwood	20,640	21,473
Willow	13,681	20,990
Wilson	25,770	26,665
Winchester	21,230	6,279
Windsor	21,155	31,772
Winston	18,974	18,681
Wisteria	24,578	20,845
Arlo	8,579	-	*
Hualapai	5,265	-	*
Brentwood	2,292	-	*
Bellvue	10,690	-	*
Lorenz	6,888	-	*
Lexie	8,399	-	*
Hartsfield	3,198	-	*
	$5,559,980	$4,781,812

*	The following Series ceased to be offered through Arrived Homes as of December 31, 2024. As of that date, the Manager has transferred these Series out of Arrived Homes. Accordingly, these Series will no longer be included in any subsequent public reporting, financial statements, or investor communications under Arrived Homes.

Operating Expenses

The company incurred the following operating expenses during the years ended December 31, 2024 and 2023. The operating expenses incurred prior to the closing of an offering related to any of the series are being paid by our manager and are reimbursed by such series out of the gross offering proceeds upon closing of the relevant series offering. Such operating expenses include real estate taxes, property insurance, Home Ownership Association (HOA) fees, legal fees, other professional fees, depreciation, and repair and maintenance costs.

Upon closing, each individual series becomes responsible to fund its own operating expenses. The following table summarizes the total operating expenses by series as of December 31, 2024 and 2023. Such amounts are based on the audited financial statements of the company and each series included in this Annual Report on Form 1-K:

OPERATIONAL EXPENSES
	December 31, 2024			December 31, 2023
Applicable Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses	Notes
100	$20,372	$16,890	$37,261	$22,894	$11,260	$34,154
101	20,638	17,438	38,076	40,591	17,438	58,029
Abbington	7,917	14,494	22,411	16,901	13,825	30,726
Abernant	11,622	6,248	17,869	6,407	1,562	7,968
Alvin	12,261	8,735	20,996	7,740	2,184	9,924
Amber	12,197	8,416	20,612	19,585	8,416	28,000
Apollo	12,506	6,418	18,923	8,735	5,383	14,118
Aster	9,780	7,009	16,789	17,241	7,014	24,255
Augusta	11,823	8,150	19,974	10,020	4,075	14,095
Avebury	12,689	7,990	20,679	12,011	7,990	20,001
Avondale	13,985	9,047	23,032	16,554	4,523	21,077
Badminton	15,087	8,461	23,548	23,046	7,252	30,298
Ballinger	14,189	8,215	22,404	7,509	-	7,509
Bandelier	17,139	8,268	25,406	9,115	8,183	17,298
Baron	23,120	16,005	39,125	17,319	16,231	33,551
Basil	7,257	5,569	12,825	13,547	5,569	19,115
Bayside	18,297	7,050	25,346	25,791	7,050	32,841
Bazzel	16,674	7,527	24,200	18,312	7,527	25,838
Bedford	32,396	7,695	40,090	10,267	7,695	17,961
Bella	16,267	8,412	24,679	19,679	3,505	23,184
Belle	19,760	12,084	31,844	34,469	12,084	46,553
Belvedere	12,827	8,103	20,930	14,881	4,051	18,932
Bergenia	6,541	7,963	14,504	10,516	-	10,516
Blossom	25,140	6,990	32,130	11,075	6,990	18,065
Bonneau	18,271	10,275	28,545	21,562	10,275	31,837
Brainerd	9,445	7,997	17,442	14,048	7,997	22,045
Braxton	15,026	8,903	23,929	11,922	8,910	20,832
Brennan	21,731	6,230	27,961	14,356	6,230	20,586
Briarwood	6,567	5,733	12,299	9,468	1,433	10,901
Brooklyn	5,735	5,814	11,549	20,736	5,709	26,445
Burlington	27,315	17,832	45,146	22,804	17,832	40,636
Butter	27,172	10,379	37,551	21,594	10,379	31,973

	December 31, 2024			December 31, 2023
Applicable Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses	Notes
Calvin	10,897	6,491	17,388	8,263	2,164	10,426
Camino	12,923	7,289	20,212	7,124	7,289	14,412
Campbell	-	-	-	48,899	1,422	50,320
Cawley	11,604	8,624	20,228	13,692	3,593	17,286
Centennial	(62,008)	5,875	(56,133)	9,982	7,834	17,816
Chaparral	9,782	5,399	15,181	8,410	5,399	13,809
Chelsea	10,998	8,468	19,465	8,717	8,468	17,185
Chester	14,141	10,190	24,330	12,765	11,039	23,803
Chickamauga	11,494	10,258	21,752	20,569	10,258	30,827
Chinook	11,809	9,903	21,712	14,894	4,126	19,020
Chitwood	14,348	10,510	24,858	16,554	10,510	27,065
Clover	21,452	8,793	30,245	14,658	8,793	23,451
Coatbridge	19,973	9,052	29,025	28,314	7,991	36,305
Collier	11,621	9,757	21,378	14,332	9,757	24,089
Collinston	22,196	5,811	28,007	18,293	5,811	24,104
Conway	20,954	18,876	39,829	24,181	18,892	43,072
Cove	29,572	5,780	35,352	12,529	3,853	16,382
Creekside	9,589	8,539	18,127	11,579	8,530	20,108
Creekwood	12,067	7,944	20,011	16,073	7,947	24,020
Cumberland	12,265	8,118	20,383	9,151	8,118	17,269
Cupcake	9,502	6,550	16,052	8,320	6,550	14,870
Cypress	19,518	10,025	29,543	18,996	10,023	29,020
Daisy	13,508	8,276	21,784	12,028	8,276	20,304
Davidson	15,853	5,818	21,672	15,802	5,818	21,621
Dawson	17,531	7,235	24,766	17,970	7,235	25,205
Delta	37,584	10,492	48,077	28,281	9,435	37,717
Dewberry	23,005	5,225	28,231	13,954	5,225	19,179
Diablo	15,246	7,141	22,387	12,983	7,141	20,124
Dogwood	15,118	6,623	21,741	9,929	6,632	16,561
Dolittle	23,473	8,443	31,916	21,883	8,443	30,326
Dolly	20,228	18,951	39,178	19,361	18,952	38,313
Dops	11,541	5,617	17,159	11,716	5,149	16,865
Dorchester	20,789	9,454	30,243	27,892	9,454	37,345
Dunbar	23,562	11,622	35,184	20,781	9,550	30,331
Eagle	10,390	7,891	18,281	7,823	8,130	15,953
Eastfair	19,421	5,912	25,333	19,121	5,912	25,032
Eastwood	18,825	8,757	27,582	12,212	2,189	14,401
Elevation	33,495	10,113	43,608	19,772	8,013	27,785
Ella	11,986	7,174	19,159	18,145	5,978	24,123
Ellen	8,166	6,807	14,973	12,973	2,269	15,242
Elm	10,349	4,600	14,948	17,138	4,600	21,738
Emporia	16,701	9,666	26,366	63,310	9,751	73,062

	December 31, 2024			December 31, 2023
Applicable Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses	Notes
Ensenada	29,502	13,332	42,835	18,011	13,332	31,343
Falcon	13,450	7,907	21,357	8,339	8,143	16,482
Felix	7,020	8,201	15,222	11,789	3,185	14,974
Fenwick	18,306	8,240	26,546	16,225	4,120	20,345
Fletcher	4,512	4,824	9,336	11,568	1,608	13,176
Folly	19,034	10,253	29,287	31,900	10,253	42,152
Forest	22,446	12,141	34,587	19,321	9,646	28,967
Foster	13,433	8,614	22,047	14,246	4,307	18,552
Franklin	16,863	9,246	26,109	21,201	3,852	25,053
Gardens	9,806	7,172	16,978	9,621	6,062	15,683
General	15,898	8,684	24,583	17,678	3,618	21,296
Goose	11,316	7,356	18,672	8,412	7,579	15,991
Grant	14,500	8,902	23,403	14,339	8,902	23,242
Greenhill	21,051	8,969	30,020	20,557	8,929	29,486
Gretal	11,264	12,411	23,675	14,597	12,419	27,016
Grove	15,890	8,803	24,693	8,429	8,803	17,232
Hadden	16,114	6,053	22,167	6,275	6,007	12,283
Hansard	10,356	8,339	18,695	16,298	7,644	23,942
Hansel	14,250	11,127	25,377	13,782	11,127	24,910
Hargrave	16,693	6,423	23,116	3,785	2,141	5,926
Harrison	14,030	12,591	26,622	15,364	12,574	27,938
Henry	34,202	11,823	46,025	33,742	11,823	45,565
Heritage	15,466	9,012	24,477	13,042	9,012	22,054
Heron	20,060	8,948	29,008	10,439	8,948	19,387
Highland	12,149	7,884	20,033	9,634	7,884	17,518
Hines	14,834	8,810	23,644	10,736	7,915	18,651
Hobbes	16,020	6,432	22,452	6,603	2,144	8,747
Holcomb	16,633	9,754	26,387	12,585	9,757	22,342
Holland	10,259	5,818	16,077	13,665	5,818	19,483
Hollandaise	22,318	10,056	32,374	12,566	10,056	22,622
Holloway	19,240	9,344	28,583	22,816	9,344	32,160
Inglewood	19,676	18,721	38,397	17,643	18,738	36,381
Irene	3,895	4,824	8,719	11,377	1,608	12,985
Jack	15,000	12,754	27,754	23,115	12,754	35,869
Jake	34,747	16,186	50,933	26,342	16,186	42,528
Jefferson	7,906	7,555	15,460	13,559	6,925	20,484
Jill	10,887	10,983	21,870	11,648	10,952	22,600
Johnny	19,054	16,094	35,149	17,567	16,096	33,663
June	18,719	16,094	34,813	17,288	16,096	33,384
Jupiter	10,761	5,811	16,572	10,154	5,811	15,965

	December 31, 2024			December 31, 2023
Applicable Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses	Notes
Kawana	9,937	7,572	17,509	7,169	7,572	14,741
Kennesaw	22,497	11,673	34,170	16,273	11,673	27,946
Kenny	18,355	18,951	37,306	18,394	18,952	37,347
KerriAnn	24,881	9,371	34,252	16,012	9,371	25,383
Kessler	14,324	8,212	22,536	9,449	8,217	17,666
Kingsley	21,296	8,580	29,876	25,835	8,580	34,415
Kirkwood	9,450	7,538	16,987	8,798	7,184	15,982
Korin	9,935	7,646	17,581	14,931	7,646	22,577
Lallie	24,756	12,405	37,160	33,417	10,774	44,192
Lanier	22,492	11,412	33,904	17,036	10,644	27,679
Lannister	15,424	6,054	21,477	8,896	6,054	14,949
Latte	18,431	10,022	28,453	15,646	10,022	25,668
Lennox	17,730	5,956	23,686	20,022	5,956	25,978
Lierly	10,275	5,864	16,138	7,557	5,864	13,420
Lily	15,419	14,986	30,405	12,753	14,986	27,738
Limestone	28,861	8,046	36,906	20,179	8,046	28,224
Litton	13,621	8,826	22,447	12,187	8,826	21,013
Longwoods	17,530	7,404	24,934	16,183	3,702	19,885
Lookout	11,916	9,483	21,399	13,257	9,483	22,740
Loretta	17,003	18,861	35,864	22,578	18,876	41,454
Louis	8,887	7,401	16,288	12,244	3,701	15,945
Louise	16,551	7,578	24,129	9,454	7,578	17,032
Lovejoy	12,726	8,089	20,814	20,163	8,140	28,303
Luna	15,956	5,912	21,868	22,720	5,912	28,632
Lurleen	10,282	6,190	16,472	16,617	9,329	25,945
Madison	10,375	5,655	16,031	14,995	5,655	20,650
Mae	16,191	9,728	25,919	12,742	9,728	22,470
Magnolia	16,687	8,308	24,995	8,967	8,308	17,274
Malbec	14,363	8,776	23,139	14,700	8,776	23,476
Mammoth	32,575	9,371	41,946	26,012	9,371	35,383
Marcelo	9,571	7,822	17,393	12,339	7,822	20,161
Marie	7,846	8,794	16,640	16,119	8,062	24,181
Marietta	25,395	8,316	33,710	20,046	8,289	28,335
Marion	14,763	9,039	23,803	15,483	3,963	19,447
Marple	10,485	4,824	15,309	13,326	2,412	15,738
Martell	18,770	7,144	25,915	18,459	3,572	22,031
Mary	7,994	7,465	15,458	13,174	3,732	16,906
Matchingham	16,438	5,825	22,263	19,948	5,825	25,774
McGregor	13,499	8,264	21,763	10,866	8,264	19,130
McLovin	19,137	12,438	31,575	22,202	12,438	34,639
Meadow	14,769	8,820	23,589	13,308	8,820	22,128
Mimosa	13,009	5,908	18,917	8,990	5,910	14,900
Mojave	8,800	7,049	15,849	8,644	7,049	15,694
Murphy	19,783	8,171	27,954	19,660	8,171	27,831
Mycroft	4,946	4,933	9,878	12,302	2,466	14,768

	December 31, 2024			December 31, 2023
Applicable Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses	Notes
Nugget	21,248	15,387	36,635	23,308	15,387	38,695
Odessa	16,952	14,664	31,616	28,504	14,664	43,168
Olive	15,897	7,377	23,275	25,112	7,377	32,489
Oly	18,484	12,529	31,014	15,946	12,529	28,475
Onyx	13,407	12,016	25,423	14,389	5,494	19,883
Oscar	4,610	8,036	12,646	15,834	3,055	18,889
Osceola	16,258	7,701	23,959	21,517	3,850	25,367
Osprey	25,796	10,980	36,776	18,906	10,980	29,886
Otoro	38,180	12,169	50,349	31,623	10,984	42,607
Palmer	13,526	9,172	22,698	8,894	3,822	12,715
Patrick	10,491	7,036	17,527	5,915	6,614	12,529
Peanut	7,470	5,929	13,398	9,287	5,929	15,216
Pearl	17,497	14,997	32,494	26,039	14,997	41,036
Pecan	7,967	5,725	13,692	6,313	5,725	12,038
Peterson	7,710	6,208	13,918	10,003	1,552	11,555
Piedmont	18,768	10,544	29,312	15,643	10,526	26,169
Pinot	15,230	8,859	24,089	14,027	8,859	22,886
Pioneer	26,182	16,234	42,417	25,465	16,234	41,700
Plumtree	7,419	5,535	12,954	6,949	5,535	12,484
Point	17,448	10,500	27,948	14,180	10,500	24,680
Porthos	17,784	8,295	26,080	16,760	3,456	20,217
Quincy	17,985	15,029	33,014	27,223	15,029	42,252
Redondo	21,547	8,616	30,163	23,654	8,617	32,271
Regency	14,891	7,586	22,477	9,893	6,954	16,847
Reginald	30,227	13,991	44,218	17,642	13,642	31,283
Reynolds	18,835	11,810	30,645	12,635	11,810	24,445
Ribbonwalk	19,456	8,791	28,247	12,044	8,791	20,835
Richardson	8,609	8,642	17,251	10,808	8,646	19,454
Richmond	25,002	10,463	35,466	8,017	2,616	10,633
Ridge	14,341	5,983	20,324	18,258	5,983	24,241
Ritter	22,685	13,864	36,549	36,527	13,864	50,392
River	14,889	7,323	22,212	17,428	7,323	24,751
Riverwalk	18,261	10,855	29,116	13,522	10,855	24,376
Rooney	9,604	8,844	18,449	13,052	8,844	21,896
Roseberry	14,961	9,026	23,986	11,062	9,026	20,088
Rosewood	10,716	7,438	18,154	9,656	7,438	17,094
Roxy	11,743	8,958	20,702	12,401	8,958	21,360
Saddlebred	14,525	15,278	29,803	15,606	15,278	30,884
Saint	9,604	7,582	17,186	10,109	7,562	17,671
Sajni	18,537	11,077	29,614	22,707	8,995	31,703
Salem	17,548	8,775	26,322	13,246	8,775	22,021
Salinas	8,422	8,078	16,500	42,412	5,682	48,094
Saturn	14,452	7,264	21,716	9,500	8,560	18,060
Scepter	9,506	6,475	15,981	14,967	6,475	21,442
Sequoyah	17,208	7,305	24,513	21,767	6,801	28,568
Shallowford	15,924	9,917	25,841	16,286	9,928	26,214
Shoreline	15,703	8,520	24,223	27,488	8,520	36,008
Sigma	14,767	10,479	25,246	14,868	10,392	25,260
Simon	7,815	7,953	15,768	14,153	3,314	17,466

	December 31, 2024			December 31, 2023
Applicable Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses	Notes
Sims	12,285	7,498	19,783	10,913	3,749	14,662
Soapstone	10,728	6,745	17,474	6,503	6,000	12,503
Sodalis	13,329	7,959	21,288	13,959	7,959	21,918
Spencer	15,672	8,313	23,986	19,114	8,313	27,427
Splash	15,572	5,955	21,527	8,766	5,955	14,721
Spring	18,520	6,803	25,323	11,971	6,803	18,774
Stonebriar	11,383	5,574	16,957	11,852	5,574	17,426
Sugar	15,890	8,559	24,449	16,842	8,559	25,401
Summerset	11,970	10,115	22,085	13,734	7,528	21,261
Sundance	17,136	10,205	27,341	18,505	10,207	28,712
Sunnyside	9,776	6,079	15,855	11,804	5,572	17,376
Swift	22,393	10,575	32,967	11,815	10,575	22,389
Taylor	16,080	7,377	23,457	19,956	7,368	27,324
Terracotta	31,290	7,573	38,863	15,129	7,573	22,702
Theodore	9,482	7,893	17,376	10,530	3,289	13,819
Tulip	12,630	8,726	21,356	28,167	8,726	36,893
Tuscan	12,039	8,879	20,917	10,877	8,879	19,756
Tuscarora	14,703	9,182	23,885	18,107	8,417	26,524
Tuxford	24,613	7,203	31,816	19,334	7,203	26,537
Vernon	15,525	7,238	22,762	17,455	9,650	27,105
Walton	13,827	8,246	22,073	21,241	8,246	29,487
Wave	52,773	9,192	61,964	18,550	9,164	27,715
Weldon	10,268	5,811	16,080	9,252	5,811	15,063
Wellington	20,282	12,482	32,764	18,312	12,380	30,692
Wentworth	9,054	6,833	15,887	7,952	6,833	14,785
Wescott	19,042	7,530	26,572	14,556	7,530	22,087
Westchester	24,605	9,374	33,980	32,075	9,374	41,449
Wildwood	9,168	6,063	15,231	9,510	6,063	15,573
Willow	15,737	8,041	23,778	11,249	8,045	19,294
Wilson	15,082	11,722	26,804	14,002	11,722	25,724
Winchester	14,237	8,418	22,655	17,834	2,806	20,640
Windsor	46,105	9,618	55,724	17,251	9,618	26,870
Winston	13,960	9,039	22,999	11,897	9,039	20,936
Wisteria	14,024	9,735	23,759	11,952	8,416	20,368
Arlo	7,086	1,840	8,926	-	-	-	*
Hualapai	10,864	1,813	12,677	-	-	-	*
Brentwood	17,654	1,511	19,165	-	-	-	*
Bellvue	6,658	3,085	9,742	-	-	-	*
Lorenz	6,500	1,911	8,411	-	-	-	*
Lexie	17,594	2,889	20,482	-	-	-	*
Hartsfield	7,689	2,658	10,347	-	-	-	*
	$3,884,016	$2,193,651	$6,077,667	$3,898,885	$1,952,621	$5,851,506

*	The following Series ceased to be offered through Arrived Homes as of December 31, 2024. As of that date, the Manager has transferred these Series out of Arrived Homes. Accordingly, these Series will no longer be included in any subsequent public reporting, financial statements, or investor communications under Arrived Homes.

Other Expenses (Income)

During the years ended December 31, 2024 and 2023, some series incurred interest expenses, including bridge financing interest and amortization of loan fees. The following table summarizes the total of such expenses incurred by each series during the years ended December 31, 2024 and 2023. Such amounts are based on the audited financial statements of the company and each series included in this Annual Report on Form 1-K:

OTHER EXPENSES
Applicable Series	December 31, 2024	December 31, 2023	Notes
100	$-	$-
101	48	-
Abbington	-	-
Abernant	-	-
Alvin	-	-
Amber	7,876	7,857
Apollo	7,848	9,714
Aster	8,721	8,447
Augusta	-	-
Avebury	7,957	7,942
Avondale	-	-
Badminton	8,187	8,140
Ballinger	-	-
Bandelier	9,577	9,577
Baron	-	-
Basil	6,183	5,306
Bayside	7,773	7,746
Bazzel	59	-
Bedford	7,609	7,669
Bella	-	-
Belle	64	-
Belvedere	-	-
Bergenia	-	-
Blossom	20	-
Bonneau	-	-
Brainerd	10,073	9,415
Braxton	29	493
Brennan	9,085	8,989
Briarwood	-	-
Brooklyn	5,801	5,389
Burlington	-	-
Butter	10,323	10,260

Applicable Series	December 31, 2024	December 31, 2023	Notes
Calvin	-	-
Camino	-	-
Campbell	-	-
Cawley	-	-
Centennial	14,115	8,876
Chaparral	4,400	4,353
Chelsea	8,429	8,429
Chester	12,658	12,323
Chickamauga	-	-
Chinook	14	-
Chitwood	-	-
Clover	-	-
Coatbridge	8,269	8,878
Collier	-	-
Collinston	5,428	5,349
Conway	32	493
Cove	79	-
Creekside	-	-
Creekwood	9,863	9,590
Cumberland	-	-
Cupcake	5,998	5,839
Cypress	12,358	12,091
Daisy	-	-
Davidson	5,798	5,758
Dawson	6,903	6,838
Delta	9,129	8,870
Dewberry	5,722	5,672
Diablo	8,210	8,133
Dogwood	-	-
Dolittle	8,138	8,121
Dolly	-	-
Dops	-	-
Dorchester	-	-
Dunbar	111	-
Eagle	9,059	9,059
Eastfair	7,057	7,012
Eastwood	-	-
Elevation	8,184	8,257
Ella	-	5,844
Ellen	-	-
Elm	5,046	4,393
Emporia	9,623	9,580
Ensenada	15,342	15,313

Applicable Series	December 31, 2024	December 31, 2023	Notes
Falcon	9,059	9,059
Felix	-	-
Fenwick	-	-
Fletcher	-	-
Folly	18	-
Forest	10,767	10,604
Foster	-	-
Franklin	-	-
Gardens	6,573	6,543
General	-	-
Goose	8,440	8,440
Grant	10,126	10,126
Greenhill	8,909	8,909
Gretal	-	-
Grove	7,576	7,546
Hadden	5,622	5,622
Hansard	-	-
Hansel	13,586	13,542
Hargrave	-	-
Harrison	15,639	15,237
Henry	340	-
Heritage	9,770	9,718
Heron	9,636	12,004
Highland	-	-
Hines	-	-
Hobbes	-	-
Holcomb	-	-
Holland	5,758	5,758
Hollandaise	10,025	9,298
Holloway	10,347	10,320
Inglewood	-	493
Irene	-	-
Jack	12,795	12,769
Jake	40	-
Jefferson	-	-
Jill	13,696	13,337
Johnny	52	15,288
June	25	15,288
Jupiter	6,542	6,523
Kawana	7,532	7,532
Kennesaw	-	-
Kenny	-	-
KerriAnn	9,374	9,310
Kessler	8,734	10,641
Kingsley	10,082	10,040
Kirkwood	8,742	8,716
Korin	-	-

Applicable Series	December 31, 2024	December 31, 2023	Notes
Lallie	11,383	11,228
Lanier	12,658	12,626
Lannister	7,227	7,176
Latte	-	-
Lennox	6,561	6,535
Lierly	5,524	5,407
Lily	12,347	12,174
Limestone	8,000	8,504
Litton	11,112	10,385
Longwoods	-	-
Lookout	-	-
Loretta	5,000	-
Louis	-	-
Louise	8,033	8,033
Lovejoy	8,057	6,866
Luna	7,061	7,013
Lurleen	8,900	8,279
Madison	6,286	7,160
Mae	-	-
Magnolia	10,050	9,985
Malbec	9,781	9,781
Mammoth	11,509	11,389
Marcelo	-	-
Marie	-	-
Marietta	10,413	10,077
Marion	-	-
Marple	-	-
Martell	-	-
Mary	-	-
Matchingham	5,733	5,733
McGregor	-	-
McLovin	14,380	14,358
Meadow	8,406	8,406
Mimosa	8,252	7,793
Mojave	6,480	6,971
Murphy	8,107	8,109
Mycroft	-	-
Nugget	-	-
Odessa	14,726	14,631
Olive	5,951	5,899
Oly	14,382	14,385
Onyx	-	-
Oscar	-	-
Osceola	19	-
Osprey	-	-
Otoro	10,940	10,727

Applicable Series	December 31, 2024	December 31, 2023	Notes
Palmer	-	-
Patrick	4,471	4,374
Peanut	7,044	8,433
Pearl	-	-
Pecan	4,657	4,557
Peterson	-	-
Piedmont	13,098	12,753
Pinot	9,882	9,889
Pioneer	-	-
Plumtree	6,044	3,226
Point	12,840	12,810
Porthos	-	-
Quincy	56	4,708
Redondo	12,090	11,352
Regency	11,100	10,299
Reginald	84	493
Reynolds	-	-
Ribbonwalk	8,793	8,761
Richardson	-	-
Richmond	-	-
Ridge	6,565	6,963
Ritter	47	-
River	8,035	8,035
Riverwalk	-	-
Rooney	10,151	10,654
Roseberry	9,863	9,848
Rosewood	9,063	9,050
Roxy	10,595	10,554
Saddlebred	13,056	12,993
Saint	8,293	8,293
Sajni	83	-
Salem	9,967	9,967
Salinas	55	-
Saturn	6,556	6,523
Scepter	7,396	7,396
Sequoyah	8,658	8,048
Shallowford	12,342	11,991
Shoreline	9,858	9,896
Sigma	10,536	10,536
Simon	-	-
Sims	-	-
Soapstone	5,426	5,265
Sodalis	-	-
Spencer	9,134	9,109
Splash	5,198	4,882
Spring	-	-
Stonebriar	6,486	6,443
Sugar	9,411	10,060
Summerset	7,813	7,746
Sundance	12,108	11,352
Sunnyside	-	-
Swift	-	-

Applicable Series	December 31, 2024	December 31, 2023	Notes
Taylor	7,878	6,904
Terracotta	8,758	8,706
Theodore	-	-
Tulip	10,687	10,621
Tuscan	7,578	7,227
Tuscarora	-	-
Tuxford	7,056	6,987
Vernon	7,135	7,117
Walton	79	10,173
Wave	9,016	8,761
Weldon	5,349	5,349
Wellington	-	-
Wentworth	6,249	6,258
Wescott	8,347	8,291
Westchester	9,335	9,700
Wildwood	6,148	6,148
Willow	-	-
Wilson	-	-
Winchester	-	-
Windsor	10,711	10,623
Winston	-	-
Wisteria	9,957	9,932
Arlo	7,001	-	*
Hualapai	7,605	-	*
Brentwood	6,009	-	*
Bellvue	12,681	-	*
Lorenz	9,089	-	*
Lexie	9,223	-	*
Hartsfield	13,431	-	*
	$1,230,452	$1,198,358

*	The following Series ceased to be offered through Arrived Homes as of December 31, 2024. As of that date, the Manager has transferred these Series out of Arrived Homes. Accordingly, these Series will no longer be included in any subsequent public reporting, financial statements, or investor communications under Arrived Homes.

Liquidity and Capital Resources

From inception, our manager has financed the business activities of each series. Upon the first closing of a particular series offering, the manager is reimbursed out of the proceeds of the relevant offering. Until such time as the series have the capacity to generate cash flows from operations, our manager may cover any deficits through capital contributions, which may be reimbursed upon closing of the relevant offering.

Cash and Cash Equivalent Balances

Cash is held at the series level. The following table summarizes the cash and cash equivalents held by each series as of December 31, 2024 and 2023. Such amounts are based on the audited financial statements of the company and each series included in this Annual Report on Form 1-K:

Cash and Cash Equivalents
Applicable Series	December 31, 2024	December 31, 2023	Notes
100	$14,219	$29,547
101	4,848	5,396
Abbington	10,672	10,509
Abernant	12,076	546
Alvin	26,090	4,872
Amber	3,964	3,401
Apollo	1,694	518
Aster	5,281	1,362
Augusta	19,643	20,996
Avebury	3,606	2,956
Avondale	6,934	16,728
Badminton	5,085	317
Ballinger	12,717	25,175
Bandelier	6,425	14,176
Baron	13,820	18,044
Basil	6,984	1,067
Bayside	4,921	1,125
Bazzel	7,449	16,160
Bedford	3,820	12,611
Bella	6,160	13,396
Belle	6,393	5,101
Belvedere	16,602	20,507
Bergenia	15,462	16,933
Blossom	7,063	24,959
Bonneau	5,771	10,093
Brainerd	17,919	3,743
Braxton	6,295	10,873
Brennan	4,049	1,356
Briarwood	15,889	21,004
Brooklyn	4,299	171
Burlington	5,097	12,564
Butter	5,879	222

Applicable Series	December 31, 2024	December 31, 2023	Notes
Calvin	20,020	22,562
Camino	7,713	16,603
Campbell	-	-
Cawley	17,482	21,791
Centennial	-	9,087
Chaparral	9,712	18,793
Chelsea	8,741	2,782
Chester	10,082	4,291
Chickamauga	18,721	28,234
Chinook	6,864	7,395
Chitwood	13,968	12,399
Clover	3,654	12,229
Coatbridge	4,367	223
Collier	5,342	13,986
Collinston	1,002	650
Conway	6,782	4,086
Cove	2,682	14,802
Creekside	10,948	14,662
Creekwood	9,400	901
Cumberland	10,567	21,941
Cupcake	8,611	12,632
Cypress	4,137	20,606
Daisy	6,204	18,365
Davidson	1,690	2,931
Dawson	3,807	-
Delta	3,316	1,789
Dewberry	1,707	-
Diablo	5,138	1,951
Dogwood	8,906	10,714
Dolittle	5,223	941
Dolly	7,104	12,293
Dops	5,867	9,336
Dorchester	5,646	9,281
Dunbar	426	829
Eagle	13,114	8,998
Eastfair	4,031	3,306
Eastwood	12,167	27,058
Elevation	1,609	554
Ella	8,722	16,261
Ellen	22,186	18,340
Elm	3,599	1,155
Emporia	5,187	333
Ensenada	5,455	19,001

Applicable Series	December 31, 2024	December 31, 2023	Notes
Falcon	9,362	13,791
Felix	7,195	16,615
Fenwick	6,766	20,374
Fletcher	16,718	19,609
Folly	6,899	9,718
Forest	6,769	972
Foster	22,788	29,623
Franklin	11,854	12,417
Gardens	4,183	2,979
General	9,492	16,134
Goose	11,278	12,548
Grant	6,958	7,131
Greenhill	5,904	1,823
Gretal	18,017	21,406
Grove	2,003	436
Hadden	3,675	6,140
Hansard	18,918	23,034
Hansel	4,001	12,324
Hargrave	12,446	461
Harrison	14,150	6,309
Henry	5,077	2,683
Heritage	7,302	23,848
Heron	6,112	330
Highland	5,332	8,230
Hines	106	6,818
Hobbes	10,734	22,214
Holcomb	12,761	30,016
Holland	2,840	350
Hollandaise	3,549	5,398
Holloway	6,286	38
Inglewood	10,103	12,751
Irene	17,882	22,155
Jack	1,571	5,559
Jake	5,636	6,324
Jefferson	17,605	17,923
Jill	7,824	4,740
Johnny	7,839	33,784
June	4,951	13,071
Jupiter	6,961	4,172
Kawana	9,329	2,520
Kennesaw	10,695	28,570
Kenny	7,269	15,768
KerriAnn	1,987	10,143
Kessler	2,283	1,471
Kingsley	7,981	-
Kirkwood	1,311	3,527
Korin	15,433	21,973

Applicable Series	December 31, 2024	December 31, 2023	Notes
Lallie	5,901	515
Lanier	6,484	10,134
Lannister	1,504	797
Latte	7,920	9,117
Lennox	3,680	4,237
Lierly	12,250	21,077
Lily	7,504	5,397
Limestone	6,065	1,897
Litton	13,102	9,012
Longwoods	12,962	21,591
Lookout	12,269	9,326
Loretta	7,031	10,811
Louis	18,130	23,129
Louise	4,541	7,859
Lovejoy	4,669	977
Luna	4,217	2,813
Lurleen	1,792	109
Madison	5,617	2,797
Mae	10,408	13,420
Magnolia	6,885	24,684
Malbec	5,920	13,690
Mammoth	3,385	5,883
Marcelo	7,477	15,306
Marie	21,404	22,860
Marietta	4,505	1,099
Marion	3,900	21,583
Marple	4,534	13,821
Martell	3,557	14,172
Mary	15,993	15,677
Matchingham	6,184	8,340
McGregor	6,890	9,748
McLovin	6,004	4,318
Meadow	3,595	1,014
Mimosa	2,486	2,442
Mojave	2,210	10,626
Murphy	4,252	8,272
Mycroft	13,827	15,368
Nugget	7,300	15,822
Odessa	6,061	647
Olive	4,215	306
Oly	7,918	12,870
Onyx	5,934	13,900
Oscar	3,177	44,726
Osceola	6,913	16,995
Osprey	9,493	12,831
Otoro	1,310	1,822

Applicable Series	December 31, 2024	December 31, 2023	Notes
Palmer	6,345	22,375
Patrick	6,535	8,850
Peanut	6,822	167
Pearl	6,421	24,130
Pecan	12,097	18,851
Peterson	16,634	21,117
Piedmont	9,652	3,086
Pinot	7,603	16,588
Pioneer	7,993	7,950
Plumtree	10,009	23,770
Point	4,225	8,937
Porthos	14,714	28,240
Quincy	7,047	6,547
Redondo	4,546	1,352
Regency	14,652	8,982
Reginald	3,677	12,317
Reynolds	16,194	34,185
Ribbonwalk	7,225	287
Richardson	13,581	19,245
Richmond	16,627	2,672
Ridge	4,424	1,258
Ritter	7,416	6,086
River	4,648	8,965
Riverwalk	14,359	11,665
Rooney	7,631	3,987
Roseberry	2,382	2,190
Rosewood	6,677	2,222
Roxy	6,359	4,069
Saddlebred	7,936	9,534
Saint	12,217	21,695
Sajni	6,044	6,958
Salem	2,035	10,972
Salinas	5,932	14,381
Saturn	3,172	4,379
Scepter	3,385	4,796
Sequoyah	3,513	2,000
Shallowford	3,698	4,335
Shoreline	7,940	-
Sigma	8,321	7,893
Simon	17,998	18,491
Sims	12,444	17,985
Soapstone	6,932	16,910
Sodalis	6,783	5,917
Spencer	7,027	597
Splash	6,893	13,815
Spring	5,343	9,230
Stonebriar	7,013	14,993
Sugar	3,972	2,820
Summerset	5,299	2,097
Sundance	3,838	7,408
Sunnyside	14,812	21,022
Swift	10,298	33,205

Applicable Series	December 31, 2024	December 31, 2023	Notes
Taylor	3,404	1,314
Terracotta	1,314	6,476
Theodore	15,244	20,437
Tulip	5,906	664
Tuscan	15,475	17,299
Tuscarora	11,464	18,305
Tuxford	5,512	360
Vernon	4,514	1,136
Walton	6,916	4,598
Wave	1,969	1,332
Weldon	3,840	5,100
Wellington	7,114	21,206
Wentworth	8,105	11,461
Wescott	2,273	5,493
Westchester	7,646	-
Wildwood	7,637	8,715
Willow	3,572	5,756
Wilson	8,153	16,705
Winchester	4,347	22,928
Windsor	4,831	4,851
Winston	9,599	12,303
Wisteria	6,681	10,967
Arlo	-	-	*
Hualapai	-	-	*
Brentwood	-	-	*
Bellvue	-	-	*
Lorenz	-	-	*
Lexie	-	-	*
Hartsfield	-	-	*
	$1,881,389	$2,531,500

*	The following Series ceased to be offered through Arrived Homes as of December 31, 2024. As of that date, the Manager has transferred these Series out of Arrived Homes. Accordingly, these Series will no longer be included in any subsequent public reporting, financial statements, or investor communications under Arrived Homes.

Plan of Operations

We intend to hold and manage the series properties for five to seven years during which time we will operate the series properties as single-family rental income properties. During this period, we intend to distribute any Free Cash Flow to investors.

As each of our properties reaches what we believe to be its optimum value, we will consider disposing of the property. The determination of when a particular property should be sold or otherwise disposed of will be made after consideration of relevant factors, including prevailing and projected economic conditions, whether the value of the property is anticipated to appreciate or decline substantially, local regulatory changes, environmental and other factors that may reduce the desirability of single-family rentals in a particular market, and how operating history may impact the potential sales price. The manager may determine that it is in the best interests of members to sell a property earlier than five years or to hold a property for more than seven years.

We plan to launch a number of additional series and related offerings in the next twelve months.  As of the current date, we do not know how many series we will be offering. However, in any case, the aggregate dollar amount of all of the series interests that we will sell within the 12-month period will not exceed the maximum amount allowed under Regulation A. It is anticipated that the proceeds from any offerings closed during the next twelve months will be used to acquire additional properties.

Our Policies for Approving New Tenants

We intend to seek out tenants for our properties who are financially responsible and capable of paying their rent. We will conduct due diligence on prospective tenant applicants by (a) verifying their incomes, (b) running credit checks, (c) performing criminal background checks, and (d) requesting references from previous landlords. While we do not have specific standards for any of these items, we will use these screening methods to determine, prior to approving a lease, whether we believe a potential lessee is financially responsible.

Trend Information

Our results of operations are affected by a variety of factors, including conditions in the financial markets and the economic and political environments, particularly in the United States. Global economic conditions, including political environments, financial market performance, interest rates, credit spreads or other conditions beyond our control are unpredictable and could negatively affect the value of the series properties, our ability to acquire and manage single family rentals and the success of our current and future offerings. In addition to the aforementioned macroeconomic trends, we believe the following factors will influence our future performance:

-	Recent increases in interest rates may have a negative effect on the demand for our offerings due to the attractiveness of alternative investments.

-	The continuing increase in prices in the United States housing market may result in difficulties in sourcing properties and meeting demand for our offerings.

-	Continued increases in remote work arrangements may lead to greater rental activity in our target markets.

Recent Developments

Revenues

Revenues are generated at the series level and are derived from leases on the series property. All revenues generated by any series during the period January 1, 2025 through February 28, 2025 are listed below. For the avoidance of doubt, the below amounts are unaudited.

RECENT REVENUES
Applicable Series	February 28, 2025
100	$3,811
101	6,190
Abbington	5,370
Abernant	3,040
Alvin	4,640
Amber	3,900
Apollo	1,355
Aster	3,140
Augusta	3,990
Avebury	3,670
Avondale	3,990
Badminton	4,390
Ballinger	4,190
Bandelier	4,040
Baron	6,240
Basil	3,343
Bayside	4,370
Bazzel	3,690
Bedford	4,640
Bella	3,890
Belle	5,298
Belvedere	4,517
Bergenia	3,240
Blossom	3,240
Bonneau	4,760
Brainerd	4,690
Braxton	3,780
Brennan	3,190
Briarwood	3,090
Brooklyn	2,888
Burlington	6,656
Butter	5,864

Applicable Series	February 28, 2025
Calvin	3,790
Camino	3,280
Cawley	4,390
Centennial	-
Chaparral	3,390
Chelsea	3,950
Chester	4,690
Chickamauga	4,640
Chinook	3,990
Chitwood	4,850
Clover	3,693
Coatbridge	4,190
Collier	4,620
Collinston	3,190
Conway	6,840
Cove	3,390
Creekside	3,950
Creekwood	3,700
Cumberland	3,390
Cupcake	3,490
Cypress	5,080
Daisy	3,450
Davidson	2,990
Dawson	3,600
Delta	4,390
Dewberry	2,088
Diablo	3,840
Dogwood	3,500
Dolittle	4,780
Dolly	7,090
Dops	5,216
Dorchester	8,785
Dunbar	732
Eagle	4,180
Eastfair	3,898
Eastwood	4,790
Elevation	2,344
Ella	3,590
Ellen	3,590
Elm	2,990
Emporia	330
Ensenada	6,690

Applicable Series	February 28, 2025
Falcon	4,240
Felix	3,190
Fenwick	3,700
Fletcher	2,600
Folly	4,530
Forest	4,940
Foster	4,698
Franklin	4,290
Gardens	3,365
General	5,150
Goose	3,790
Grant	5,000
Greenhill	5,150
Gretal	4,790
Grove	3,080
Hadden	3,490
Hansard	6,120
Hansel	4,190
Hargrave	7,380
Harrison	5,640
Henry	4,790
Heritage	4,110
Heron	4,100
Highland	(1,500)
Hines	3,240
Hobbes	3,190
Holcomb	2,195
Holland	3,040
Hollandaise	3,790
Holloway	5,190
Inglewood	6,440
Irene	2,790
Jack	4,190
Jake	5,990
Jefferson	4,290
Jill	4,530
Johnny	8,985
June	5,440
Jupiter	3,150
Kawana	3,500
Kennesaw	5,280
Kenny	6,240
KerriAnn	3,640
Kessler	1,725
Kingsley	4,590
Kirkwood	3,010
Korin	4,130

Applicable Series	February 28, 2025
Lallie	1,347
Lanier	2,171
Lannister	2,690
Latte	862
Lennox	3,640
Lierly	3,700
Lily	5,100
Limestone	4,190
Litton	4,640
Longwoods	3,990
Lookout	4,040
Loretta	2,181
Louis	3,790
Louise	3,890
Lovejoy	3,990
Luna	3,790
Lurleen	3,390
Madison	2,998
Mae	4,350
Magnolia	3,290
Malbec	4,590
Mammoth	4,290
Marcelo	3,530
Marie	4,990
Marietta	4,490
Marion	3,690
Marple	1,443
Martell	3,890
Mary	4,190
Matchingham	4,308
McGregor	3,930
McLovin	6,290
Meadow	4,450
Mimosa	-
Mojave	3,490
Murphy	4,040
Mycroft	2,840
Nugget	2,950
Odessa	5,890
Olive	3,840
Oly	5,990
Onyx	2,340
Oscar	-
Osceola	3,390
Osprey	4,770
Otoro	4,638

Applicable Series	February 28, 2025
Palmer	3,790
Patrick	3,190
Peanut	2,900
Pearl	2,720
Pecan	3,550
Peterson	3,190
Piedmont	4,800
Pinot	4,790
Pioneer	6,440
Plumtree	3,330
Point	4,190
Porthos	4,590
Quincy	6,090
Redondo	4,490
Regency	-
Reginald	4,035
Reynolds	5,300
Ribbonwalk	6,285
Richardson	3,750
Richmond	4,590
Ridge	1,925
Ritter	4,990
River	675
Riverwalk	6,670
Rooney	4,190
Roseberry	4,790
Rosewood	3,830
Roxy	4,230
Saddlebred	8,371
Saint	4,485
Sajni	5,040
Salem	-
Salinas	3,440
Saturn	4,795
Scepter	1,261
Sequoyah	3,690
Shallowford	4,240
Shoreline	4,834
Sigma	4,750
Simon	4,190
Sims	3,690
Soapstone	3,800
Sodalis	1,710
Spencer	4,698
Splash	3,380
Spring	3,600
Stonebriar	2,880
Sugar	4,050
Summerset	3,890
Sundance	4,290
Sunnyside	3,240
Swift	4,390

Applicable Series	February 28, 2025
Taylor	4,018
Terracotta	1,203
Theodore	4,040
Tulip	4,490
Tuscan	4,870
Tuscarora	2,820
Tuxford	3,855
Vernon	3,900
Walton	3,790
Wave	2,265
Weldon	2,990
Wellington	5,081
Wentworth	3,760
Wescott	3,240
Westchester	7,725
Wildwood	3,440
Willow	3,090
Wilson	4,550
Winchester	5,300
Windsor	2,514
Winston	3,680
Wisteria	4,290
$955,110

Operating Expenses

The company incurred the following operating expenses during the period January 1, 2025 through February 28, 2025. The operating expenses incurred prior to the closing of an offering related to any of the series are being paid by our manager and are reimbursed by such series out of the gross offering proceeds upon closing of the relevant series offering. Such operating expenses include real estate taxes, property insurance, Home Ownership Association (HOA) fees, legal fees, other professional fees, depreciation, and repair and maintenance costs. Upon closing, each series becomes responsible for its own operating expenses.

During the period January 1, 2025 through February 28, 2025, at the close of the respective offerings for the series, each individual series became or will become, as applicable, responsible for its own operating expenses. The following table summarizes the total operating expenses incurred by each series during the period January 1, 2025 through February 28, 2025. For the avoidance of doubt, the below amounts are unaudited.

RECENT OPERATIONAL EXPENSES
February 28, 2025
Applicable Series	Operating Expenses	Depreciation	Total Expenses
100	$4,091	$2,815	$6,906
101	10,581	2,906	13,487
Abbington	2,383	2,416	4,799
Abernant	1,491	1,041	2,533
Alvin	1,803	1,456	3,259
Amber	1,430	1,403	2,832
Apollo	1,353	1,311	2,664
Aster	1,970	1,168	3,138
Augusta	1,799	1,358	3,158
Avebury	1,696	1,332	3,028
Avondale	2,239	1,508	3,747
Badminton	3,040	1,410	4,450
Ballinger	8,750	1,369	10,119
Bandelier	2,094	1,378	3,472
Baron	2,468	2,668	5,135
Basil	1,869	928	2,797
Bayside	4,335	1,175	5,510
Bazzel	2,695	1,254	3,949
Bedford	4,756	1,282	6,038
Bella	1,846	1,402	3,248
Belle	2,827	2,014	4,841
Belvedere	2,275	1,350	3,625
Bergenia	1,698	995	2,693
Blossom	1,617	1,165	2,782
Bonneau	2,308	1,712	4,020
Brainerd	1,844	1,333	3,176
Braxton	2,041	1,484	3,524
Brennan	2,117	1,038	3,155
Briarwood	1,758	955	2,713
Brooklyn	1,741	969	2,710
Burlington	3,300	2,972	6,272
Butter	3,458	1,730	5,188

Applicable Series	Operating Expenses	Depreciation	Total Expenses
Calvin	1,327	1,082	2,409
Camino	1,259	1,215	2,474
Cawley	6,710	1,437	8,147
Centennial	14	-	14
Chaparral	2,088	900	2,988
Chelsea	1,615	1,411	3,027
Chester	2,229	1,698	3,927
Chickamauga	2,127	1,710	3,836
Chinook	2,481	1,651	4,132
Chitwood	1,755	1,752	3,507
Clover	1,876	1,466	3,341
Coatbridge	2,089	1,509	3,598
Collier	1,932	1,626	3,558
Collinston	3,210	969	4,179
Conway	3,506	3,146	6,652
Cove	4,070	963	5,034
Creekside	1,796	1,423	3,219
Creekwood	2,209	1,324	3,533
Cumberland	1,584	1,353	2,937
Cupcake	1,534	1,092	2,626
Cypress	2,036	1,671	3,707
Daisy	1,427	1,379	2,807
Davidson	1,697	970	2,666
Dawson	2,413	1,206	3,619
Delta	4,538	1,842	6,380
Dewberry	2,357	871	3,228
Diablo	3,406	1,190	4,596
Dogwood	3,299	1,104	4,402
Dolittle	2,814	1,407	4,221
Dolly	2,664	3,158	5,823
Dops	1,302	936	2,238
Dorchester	1,323	1,576	2,899
Dunbar	16,780	1,937	18,717
Eagle	2,234	1,315	3,549
Eastfair	3,806	985	4,791
Eastwood	1,651	1,459	3,110
Elevation	1,253	1,685	2,938
Ella	2,028	1,196	3,223
Ellen	2,856	1,135	3,990
Elm	1,949	767	2,716
Emporia	5,543	1,611	7,154
Ensenada	4,951	2,222	7,173

Applicable Series	Operating Expenses	Depreciation	Total Expenses
Falcon	2,675	1,318	3,993
Felix	1,637	1,367	3,004
Fenwick	1,956	1,373	3,330
Fletcher	1,781	804	2,585
Folly	3,350	1,709	5,059
Forest	2,707	2,023	4,731
Foster	1,676	1,436	3,111
Franklin	3,072	1,541	4,613
Gardens	961	1,195	2,157
General	2,235	1,447	3,683
Goose	3,046	1,226	4,272
Grant	2,590	1,484	4,074
Greenhill	3,036	1,495	4,531
Gretal	2,364	2,069	4,432
Grove	2,308	1,467	3,775
Hadden	3,102	1,009	4,111
Hansard	2,120	1,390	3,510
Hansel	2,317	1,855	4,172
Hargrave	3,498	1,071	4,568
Harrison	2,147	2,099	4,246
Henry	2,339	1,971	4,309
Heritage	2,883	1,502	4,385
Heron	3,827	1,491	5,319
Highland	4,480	1,314	5,794
Hines	1,440	1,468	2,908
Hobbes	1,722	1,072	2,794
Holcomb	1,812	1,626	3,438
Holland	2,877	970	3,847
Hollandaise	2,135	1,676	3,811
Holloway	2,899	1,557	4,456
Inglewood	2,893	3,120	6,013
Irene	1,608	804	2,412
Jack	1,441	2,126	3,567
Jake	3,259	2,698	5,957
Jefferson	1,821	1,259	3,080
Jill	1,908	1,831	3,738
Johnny	2,457	2,682	5,140
June	4,452	2,682	7,134
Jupiter	1,271	969	2,240
Kawana	1,534	1,262	2,796
Kennesaw	2,067	1,945	4,012
Kenny	2,201	3,158	5,360
KerriAnn	1,971	1,562	3,533
Kessler	3,499	1,369	4,867
Kingsley	3,276	1,430	4,706
Kirkwood	2,029	1,433	3,462
Korin	2,032	1,274	3,306

Applicable Series	Operating Expenses	Depreciation	Total Expenses
Lallie	4,031	2,067	6,099
Lanier	3,913	1,902	5,814
Lannister	1,356	1,009	2,365
Latte	9,018	1,670	10,689
Lennox	2,230	993	3,222
Lierly	1,101	977	2,078
Lily	3,820	2,498	6,318
Limestone	3,080	1,341	4,421
Litton	2,275	1,471	3,746
Longwoods	2,044	1,234	3,278
Lookout	2,292	1,580	3,872
Loretta	1,850	3,144	4,993
Louis	1,596	1,234	2,829
Louise	1,996	1,263	3,259
Lovejoy	2,091	1,348	3,439
Luna	2,342	985	3,327
Lurleen	1,513	1,349	2,862
Madison	1,726	943	2,668
Mae	1,625	1,621	3,246
Magnolia	2,398	1,385	3,783
Malbec	2,942	1,463	4,404
Mammoth	2,843	1,562	4,405
Marcelo	1,566	1,304	2,870
Marie	1,406	1,466	2,871
Marietta	4,295	1,386	5,681
Marion	2,343	1,537	3,881
Marple	2,866	804	3,670
Martell	1,928	1,191	3,119
Mary	2,415	1,244	3,659
Matchingham	2,301	971	3,272
McGregor	2,137	1,377	3,515
McLovin	3,002	2,073	5,075
Meadow	3,440	1,470	4,910
Mimosa	1,319	985	2,304
Mojave	1,451	1,175	2,626
Murphy	2,532	1,362	3,894
Mycroft	1,394	822	2,216
Nugget	2,364	2,565	4,928
Odessa	3,217	2,444	5,661
Olive	3,125	1,230	4,354
Oly	2,723	2,088	4,811
Onyx	1,687	2,003	3,690
Oscar	1,863	1,339	3,202
Osceola	2,615	1,283	3,899
Osprey	2,516	1,830	4,346
Otoro	1,950	2,028	3,978

Applicable Series	Operating Expenses	Depreciation	Total Expenses
Palmer	1,640	1,529	3,168
Patrick	1,342	1,173	2,515
Peanut	1,489	988	2,478
Pearl	2,724	2,499	5,224
Pecan	1,100	954	2,055
Peterson	1,765	1,035	2,800
Piedmont	4,390	1,757	6,147
Pinot	4,716	1,476	6,192
Pioneer	2,670	2,706	5,376
Plumtree	5,163	923	6,085
Point	2,132	1,750	3,882
Porthos	2,392	1,383	3,775
Quincy	3,977	2,505	6,482
Redondo	2,650	1,436	4,086
Regency	8,090	1,264	9,355
Reginald	8,953	2,894	11,847
Reynolds	2,071	1,968	4,039
Ribbonwalk	5,005	1,465	6,470
Richardson	1,696	1,440	3,136
Richmond	2,486	1,744	4,229
Ridge	1,878	997	2,876
Ritter	2,666	2,311	4,977
River	2,353	1,221	3,573
Riverwalk	5,025	1,809	6,834
Rooney	1,555	1,474	3,029
Roseberry	3,751	1,504	5,255
Rosewood	1,850	1,240	3,089
Roxy	2,296	1,493	3,789
Saddlebred	6,375	2,546	8,921
Saint	1,510	1,264	2,773
Sajni	20,533	1,846	22,380
Salem	4,067	1,462	5,530
Salinas	1,785	1,346	3,132
Saturn	2,968	1,211	4,178
Scepter	2,377	1,079	3,456
Sequoyah	1,385	1,302	2,687
Shallowford	2,069	1,653	3,722
Shoreline	3,094	1,420	4,514
Sigma	3,452	1,747	5,199
Simon	3,491	1,325	4,817
Sims	2,517	1,250	3,767
Soapstone	1,245	1,373	2,618
Sodalis	16,006	1,327	17,333
Spencer	2,543	1,386	3,929
Splash	1,314	993	2,306
Spring	1,623	1,134	2,757
Stonebriar	1,552	929	2,481
Sugar	2,393	1,426	3,820
Summerset	1,855	1,686	3,541
Sundance	1,739	1,701	3,440
Sunnyside	1,578	1,013	2,591
Swift	1,945	1,762	3,707

Applicable Series	Operating Expenses	Depreciation	Total Expenses
Taylor	1,970	1,230	3,200
Terracotta	3,187	1,262	4,449
Theodore	1,565	1,316	2,880
Tulip	2,602	1,454	4,056
Tuscan	2,327	1,480	3,807
Tuscarora	2,102	1,530	3,632
Tuxford	3,814	1,200	5,015
Vernon	2,139	1,206	3,345
Walton	3,986	1,374	5,361
Wave	1,732	1,532	3,264
Weldon	2,741	969	3,709
Wellington	2,068	2,080	4,148
Wentworth	1,448	1,139	2,587
Wescott	1,682	1,255	2,937
Westchester	3,245	1,562	4,808
Wildwood	1,348	1,010	2,358
Willow	1,500	1,340	2,840
Wilson	3,089	1,954	5,043
Winchester	2,588	1,403	3,991
Windsor	3,491	1,603	5,094
Winston	2,414	1,506	3,921
Wisteria	2,654	1,622	4,277
	$667,591	$363,435	$1,031,026

Other Expenses

During the period between January 1, 2025 and February 28, 2025, certain series incurred interest expenses. The following table summarizes the total of such expenses incurred by each series during the period between January 1, 2025 through February 28, 2025. For the avoidance of doubt, the below amounts are unaudited.

RECENT OTHER EXPENSES
Applicable Series	February 28, 2025
100	$-
101	-
Abbington	-
Abernant	-
Alvin	-
Amber	1,310
Apollo	1,299
Aster	1,426
Augusta	-
Avebury	1,324
Avondale	-
Badminton	1,357
Ballinger	-
Bandelier	1,596
Baron	-
Basil	1,026
Bayside	1,291
Bazzel	-
Bedford	1,275
Bella	-
Belle	-
Belvedere	-
Bergenia	-
Blossom	-
Bonneau	-
Brainerd	1,559
Braxton	-
Brennan	1,498
Briarwood	-
Brooklyn	892
Burlington	-
Butter	1,710
Calvin	-
Camino	-
Cawley	-
Centennial	-
Chaparral	727
Chelsea	1,405

Applicable Series	February 28, 2025
Chester	2,079
Chickamauga	-
Chinook	-
Chitwood	-
Clover	-
Coatbridge	1,367
Collier	-
Collinston	891
Conway	-
Cove	-
Creekside	-
Creekwood	1,619
Cumberland	-
Cupcake	1,006
Cypress	2,035
Daisy	-
Davidson	960
Dawson	1,140
Delta	1,478
Dewberry	945
Diablo	1,356
Dogwood	-
Dolittle	1,353
Dolly	-
Dops	-
Dorchester	-
Dunbar	-
Eagle	1,510
Eastfair	1,168
Eastwood	-
Elevation	1,339
Ella	-
Ellen	-
Elm	835
Emporia	1,597
Ensenada	2,552
Falcon	1,510
Felix	-
Fenwick	-
Fletcher	-
Folly	-
Forest	1,767
Foster	-
Franklin	-
Gardens	1,090
General	-
Goose	1,407
Grant	1,688

Applicable Series	February 28, 2025
Greenhill	1,485
Gretal	-
Grove	1,258
Hadden	937
Hansard	-
Hansel	2,257
Hargrave	-
Harrison	2,569
Henry	-
Heritage	1,620
Heron	1,603
Highland	-
Hines	-
Hobbes	-
Holcomb	-
Holland	960
Hollandaise	1,665
Holloway	1,720
Inglewood	-
Irene	-
Jack	2,128
Jake	-
Jefferson	-
Jill	2,249
Johnny	-
June	-
Jupiter	1,087
Kawana	1,255
Kennesaw	-
Kenny	-
KerriAnn	1,552
Kessler	1,437
Kingsley	1,673
Kirkwood	1,453
Korin	-
Lallie	1,871
Lanier	2,104
Lannister	1,196
Latte	-
Lennox	1,089
Lierly	914
Lily	2,029
Limestone	1,324
Litton	1,720
Longwoods	-
Lookout	-
Loretta	-
Louis	-
Louise	1,339
Lovejoy	1,337
Luna	1,169
Lurleen	1,373
Madison	1,041

Applicable Series	February 28, 2025
Mae	-
Magnolia	1,664
Malbec	1,630
Mammoth	1,898
Marcelo	-
Marie	-
Marietta	1,701
Marion	-
Marple	-
Martell	-
Mary	-
Matchingham	956
McGregor	-
McLovin	2,393
Meadow	1,401
Mimosa	1,276
Mojave	1,080
Murphy	1,351
Mycroft	-
Nugget	-
Odessa	2,438
Olive	983
Oly	2,397
Onyx	-
Oscar	-
Osceola	-
Osprey	-
Otoro	1,788
Palmer	-
Patrick	750
Peanut	1,174
Pearl	-
Pecan	781
Peterson	-
Piedmont	2,151
Pinot	1,647
Pioneer	-
Plumtree	775
Point	2,135
Porthos	-
Quincy	-
Redondo	1,870
Regency	1,717
Reginald	-
Reynolds	-
Ribbonwalk	1,460
Richardson	-
Richmond	-
Ridge	1,094
Ritter	-
River	1,339
Riverwalk	-
Rooney	1,688
Roseberry	1,641
Rosewood	1,508
Roxy	1,759

Applicable Series	February 28, 2025
Saddlebred	2,165
Saint	1,382
Sajni	-
Salem	1,661
Salinas	-
Saturn	1,087
Scepter	1,233
Sequoyah	1,333
Shallowford	2,023
Shoreline	1,645
Sigma	1,756
Simon	-
Sims	-
Soapstone	894
Sodalis	-
Spencer	1,518
Splash	834
Spring	-
Stonebriar	1,074
Sugar	1,569
Summerset	1,291
Sundance	1,870
Sunnyside	-
Swift	-
Taylor	1,287
Terracotta	1,451
Theodore	-
Tulip	1,770
Tuscan	1,235
Tuscarora	-
Tuxford	1,164
Vernon	1,186
Walton	-
Wave	1,460
Weldon	891
Wellington	-
Wentworth	1,042
Wescott	1,382
Westchester	1,548
Wildwood	1,025
Willow	-
Wilson	-
Winchester	-
Windsor	1,770
Winston	-
Wisteria	1,655
$188,449

Cash and Cash Equivalent Balances

Cash is held at the series level. The following table summarizes the cash and cash equivalents held by series as of February 28, 2025. For the avoidance of doubt, the below amounts are unaudited.

RECENT CASH & CASH EQUIVILENTS
Applicable Series	February 28, 2025
100	$10,470
101	3,858
Abbington	7,627
Abernant	12,455
Alvin	23,732
Amber	4,592
Apollo	1,838
Aster	5,062
Augusta	20,505
Avebury	3,841
Avondale	8,081
Badminton	4,820
Ballinger	15,277
Bandelier	6,645
Baron	16,050
Basil	7,309
Bayside	2,778
Bazzel	3,539
Bedford	4,270
Bella	6,884
Belle	8,058
Belvedere	17,548
Bergenia	15,659
Blossom	7,085
Bonneau	4,229
Brainerd	16,132
Braxton	7,097
Brennan	3,810
Briarwood	14,472
Brooklyn	5,753
Burlington	7,677
Butter	6,074

Applicable Series	February 28, 2025
Calvin	19,520
Camino	8,260
Cawley	17,334
Chaparral	9,436
Chelsea	9,010
Chester	10,282
Chickamauga	15,679
Chinook	7,656
Chitwood	10,106
Clover	4,408
Coatbridge	3,247
Collier	5,070
Collinston	1,427
Conway	3,288
Cove	3,240
Creekside	11,088
Creekwood	8,829
Cumberland	8,302
Cupcake	8,661
Cypress	3,649
Daisy	5,705
Davidson	1,439
Dawson	3,638
Delta	2,033
Dewberry	1,517
Diablo	5,222
Dogwood	8,476
Dolittle	3,051
Dolly	3,224
Dops	9,379
Dorchester	146
Dunbar	2,234
Eagle	12,627
Eastfair	2,788
Eastwood	10,241
Elevation	1,940
Ella	4,570
Ellen	21,565
Elm	3,583
Emporia	1,641
Ensenada	4,888

Applicable Series	February 28, 2025
Falcon	9,006
Felix	7,994
Fenwick	10,908
Fletcher	19,321
Folly	3,259
Forest	6,748
Foster	17,125
Franklin	11,224
Gardens	4,476
General	10,540
Goose	8,822
Grant	6,707
Greenhill	5,339
Gretal	14,550
Grove	1,972
Hadden	1,738
Hansard	21,733
Hansel	3,583
Hargrave	15,974
Harrison	14,590
Henry	7,480
Heritage	6,862
Heron	5,570
Highland	1,517
Hines	1,288
Hobbes	8,648
Holcomb	13,236
Holland	2,868
Hollandaise	3,354
Holloway	5,864
Inglewood	5,787
Irene	16,998
Jack	2,242
Jake	8,583
Jefferson	15,458
Jill	7,926
Johnny	2,394
June	2,315
Jupiter	7,326
Kawana	9,776
Kennesaw	9,511
Kenny	3,631
KerriAnn	1,838
Kessler	1,638
Kingsley	5,190
Kirkwood	3,707
Korin	16,284

Applicable Series	February 28, 2025
Lallie	3,586
Lanier	2,191
Lannister	1,429
Latte	9,976
Lennox	3,571
Lierly	13,363
Lily	7,352
Limestone	4,769
Litton	11,299
Longwoods	9,062
Lookout	9,513
Loretta	7,732
Louis	18,491
Louise	4,971
Lovejoy	4,467
Luna	3,898
Lurleen	3,131
Madison	5,594
Mae	5,236
Magnolia	5,863
Malbec	6,169
Mammoth	3,069
Marcelo	7,850
Marie	19,150
Marietta	3,069
Marion	5,003
Marple	2,607
Martell	5,049
Mary	14,231
Matchingham	6,207
McGregor	4,247
McLovin	6,271
Meadow	4,507
Mimosa	700
Mojave	2,591
Murphy	3,867
Mycroft	13,298
Nugget	8,921
Odessa	6,093
Olive	3,422
Oly	8,829
Onyx	5,237
Oscar	3,975
Osceola	9,884
Osprey	4,159
Otoro	2,095

Applicable Series	February 28, 2025
Palmer	7,268
Patrick	5,949
Peanut	6,576
Pearl	6,192
Pecan	12,851
Peterson	16,904
Piedmont	8,441
Pinot	6,571
Pioneer	8,309
Plumtree	10,512
Point	3,815
Porthos	11,219
Quincy	6,878
Redondo	1,336
Regency	2,833
Reginald	4,364
Reynolds	18,332
Ribbonwalk	5,363
Richardson	13,416
Richmond	17,759
Ridge	4,494
Ritter	7,738
River	4,621
Riverwalk	15,399
Rooney	7,508
Roseberry	4,476
Rosewood	6,817
Roxy	5,953
Saddlebred	13,841
Saint	12,174
Sajni	11,463
Salem	1,647
Salinas	6,501
Saturn	3,955
Scepter	1,641
Sequoyah	4,551
Shallowford	3,801
Shoreline	6,732
Sigma	8,150
Simon	15,991
Sims	13,071
Soapstone	8,308
Sodalis	7,591
Spencer	7,155
Splash	7,721
Spring	2,515
Stonebriar	6,705
Sugar	4,628
Summerset	5,053
Sundance	4,971
Sunnyside	14,767
Swift	11,863

Applicable Series	February 28, 2025
Taylor	3,703
Terracotta	1,824
Theodore	13,887
Tulip	5,531
Tuscan	16,728
Tuscarora	13,042
Tuxford	4,681
Vernon	4,373
Walton	8,050
Wave	1,962
Weldon	3,995
Wellington	7,486
Wentworth	8,359
Wescott	2,214
Westchester	2,400
Wildwood	7,619
Willow	3,745
Wilson	9,087
Winchester	4,997
Windsor	3,498
Winston	9,994
Wisteria	6,006
$1,790,392

Item 3. Directors AND Officers

General

The manager of our company is Arrived Fund Manager, LLC, a Delaware limited liability company. The manager has established a board of directors for our company, consisting of two members, Ryan Frazier and Kenneth Cason.

The nature of our business to be conducted or promoted by us must at all times be to engage in any lawful act or activity for which LLCs may be organized under the Delaware Limited Liability Company Act.

All of our directors and executive officers are employees of the manager. The executive offices of the manager are located at 1700 Westlake Avenue N, Suite 200, Seattle, WA 98109, and the telephone number of the manager’s executive offices is (814) 277-4833.

Executive Officers & Directors

The following table sets forth certain information with respect to each of the directors and executive officers of the manager:

Executive Officer	Age	Position Held with our Company(1) (2)	Position Held with the Manager
Ryan Frazier	36	Chief Executive Officer and Director	Chief Executive Officer, President and Director
Sue Korn	55	Chief Financial Officer	Chief Financial Officer
Kenneth Cason	38	Chief Technology Officer and Director	Chief Technology Officer and Director
Alejandro Chouza	44	Chief Operating Officer	Chief Operating Officer

(1)	The terms in officer of Mr. Frazier, Mr. Cason, and Mr. Chouza began upon the organization of our company on July 13, 2020. Ms. Korn’s term in office began upon her appointment as CFO on January 11, 2024. The current executive officers and directors will serve in these capacities indefinitely, or until their successors are duly appointed or elected, as applicable.

(2)	The executive officers of the manager are currently devoting a significant amount of their working time to the operations of our company to satisfy their respective responsibilities to the management of our company. Our officers will be working on a part-time basis for our business and are expected to devote at least forty (40) hours per month to the operations and management of our company.

Biographical Information

Set forth below is biographical information of our executive officers and directors.

Ryan Frazier, our Chief Executive Officer and a director, has served as the Chief Executive Officer, President, and a director of Arrived Holdings, Inc. since its inception in February 2019 and as CEO and director of our company since its inception. In 2011, Mr. Frazier co-founded and was the CEO of DataRank, Inc., a social media listening platform used by Fortune 500 companies, including Procter & Gamble, Coca Cola, and The Clorox Company, to garner insights from their consumers. Mr. Frazier led DataRank through a merger with Simply Measured, Inc. in 2015, and again through a merger with Sprout Social, Inc. in 2017, after which he acted in the role of General Manager, leading the integration of the Simply Measured, Inc. and Sprout Social businesses in Sprout Social’s Seattle office. Mr. Frazier is an alumnus of Y Combinator, S13, and he graduated from the University of Arkansas in 2010 with a B.S. in International Business.

Sue Korn, our Chief Financial Officer, has served as the Chief Financial Officer of Arrived Holdings since January 2024. Ms. Korn began her career in equity research for diversified financial services companies at Kidder, Peabody in 1992, later moving to investment banking in Salomon Smith Barney’s Financial Institutions Group in 1997. She joined Providian Financial in 1998 where she oversaw planning and analysis, data management and reporting for a $33 billion credit card business. In 2011 she transitioned to FinTech, bringing her financial expertise to companies such as Prosper Marketplace (FP&A and back office operations), LendingClub (marketplace operations and treasury), Oportun (FP&A and accounting) and was co-founder/CFO/Head of Operations for online lender Vouch Financial. Ms. Korn graduated from Colby College with a B.A. in Philosophy/Math in 1991 and earned her M.B.A from Kellogg Graduate School of Management at Northwestern University in 1997 with majors in Finance, Management and Strategy and Organizational Behavior. She has held the Chartered Financial Analyst® designation since 1998.

Kenneth Cason, our Chief Technology Officer and a director, has served as the Chief Technology Officer and director of Arrived Holdings, Inc. since its inception in February 2019. Beginning in 2011, Mr. Cason served as the Co-Founder and Chief Technology Officer of DataRank, Inc. Mr. Cason worked extensively to help design and build large scale data collection, processing, and search systems. He remained employed with DataRank through two mergers; first with Simply Measured, Inc., in 2015, and then again with Sprout Social in 2017. During both mergers he worked to lead and integrate each company’s tech stack. Mr. Cason is an alumni of Y Combinator, S13, and he graduated from the University of Arkansas in 2010 with a B.S. in Computer Science and also received Associate degrees in Mathematics, Japanese and Chinese.

Alejandro Chouza, our Chief Operating Officer, has served as the Chief Operating Officer of Arrived Holdings, Inc. since its inception in February 2019. Mr. Chouza was previously the VP of Operations of Oyo Rooms beginning in May 2019. Prior to that, Mr. Chouza was the Regional General Manager of Uber Technologies, Inc., from September 2014 through May 2019, where he launched and managed operations in Mexico and the Northwest USA markets. Mr. Chouza graduated with a B.S. from Babson College and an M.B.A. from The Wharton School of the University of Pennsylvania.

There are no arrangements or understandings known to us pursuant to which any director was or is to be selected as a director or nominee. There are no agreements or understandings for any executive officer or director to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

There are no family relationships between any director, executive officer, person nominated or chosen to become a director or executive officer or any significant employee.

The Manager and the Operating Agreement

The manager will be responsible for directing the management of our business and affairs, managing our day-to-day affairs, and implementing our investment strategy. The manager and its officers will not be required to devote all of their time to our business and are only required to devote such time to our affairs as their duties require.

The manager will perform its duties and responsibilities pursuant to the operating agreement. The manager will maintain a contractual, as opposed to a fiduciary relationship, with us and our investors. Furthermore, we have agreed to limit the liability of the manager and to indemnify the manager against certain liabilities.

The operating agreement further provides that our manager, in exercising its rights in its capacity as the managing member, will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting our company, any series of interests or any of the interest holders and will not be subject to any different standards imposed by the operating agreement, the LLC Act or under any other law, rule or regulation or in equity.  In addition, the operating agreement provides that our manager will not have any duty (including any fiduciary duty) to our company, any series or any of the interest holders.

Responsibilities of the Manager

The responsibilities of the manager include:

●	Investment Advisory, Origination and Acquisition Services such as approving and overseeing our overall investment strategy, which will consist of elements such as investment selection criteria, diversification strategies and asset disposition strategies;

●	Offering Services such as the development of our series offerings, including the determination of their specific terms;

●	Management Services such as investigating, selecting, and, on our behalf, engaging and conducting business with such persons as the manager deems necessary to the proper performance of its obligations under the operating agreement, including but not limited to consultants, accountants, lenders, technical managers, attorneys, corporate fiduciaries, escrow agents, depositaries, custodians, agents for collection, insurers, insurance agents, developers, construction companies, property managers and any and all persons acting in any other capacity deemed by the manager necessary or desirable for the performance of any of the services under the operating agreement;

●	Accounting and Other Administrative Services such as maintaining accounting data and any other information concerning our activities as will be required to prepare and to file all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency, including annual financial statements, and managing and performing the various administrative functions necessary for our day-to-day operations;

●	Investor Services such as managing communications with our investors, including answering phone calls, preparing and sending written and electronic reports and other communications;

●	Financing Services such as monitoring and overseeing the service of our debt facilities and other financings, if any; and

●	Disposition Services such as evaluating and approving potential asset dispositions, sales or liquidity transactions.

Manager Affiliates

Our manager controls eight affiliated entities also conducting offerings under Tier 2 of Regulation A:

Arrived Homes II, LLC – Arrived Homes II, LLC was formed on February 2, 2022 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived Homes II, LLC.

Arrived Homes 3, LLC – Arrived Homes 3, LLC was formed on January 4, 2023 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived Homes 3, LLC.

Arrived Homes 4, LLC – Arrived Homes 4, LLC was formed on July 28, 2023 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived Homes 4, LLC.

Arrived Homes 5, LLC – Arrived Homes 5, LLC was formed on July 12, 2024 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived Homes 5, LLC.

Arrived STR, LLC – Arrived STR, LLC was formed on July 11, 2022 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived STR, LLC.

Arrived STR 2, LLC – Arrived STR 2, LLC was formed on January 12, 2023 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived STR 2, LLC.

Arrived SFR Genesis Fund, LLC– Arrived SFR Genesis Fund, LLC was formed on May 1, 2023 as a Delaware limited liability company, to originate, invest in and manage a diversified portfolio of single family residential real estate properties.

Arrived Debt Fund, LLC – Arrived Debt Fund, LLC was formed on December 21, 2023 as a Delaware limited liability company to invest in and manage a diversified portfolio of residential real estate investments.

Compensation of Executive Officers

We do not currently have any employees nor do we currently intend to hire any employees who will be compensated directly by our company. Each of our executive officers, who are also executive officers of the manager, manages our day-to-day affairs, oversees the review, selection and recommendation of investment opportunities, services acquired properties and monitors the performance of these properties to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the manager, from the manager. We do not intend to pay any compensation to these individuals.

Compensation of the Manager

The manager will receive compensation and reimbursement for costs incurred relating to our series offerings (e.g., Offering Expenses and Acquisition Expenses). Neither the manager nor any of its affiliates will receive any selling commissions or dealer manager fees in connection with this or other series offerings. See “Management—Management Compensation” in our offering circular and Note 7, Related Party Transactions in our financial statements for further details.

Item 4. Security Ownership of Management and Certain Securityholders

Our company is managed by Arrived Fund Manager, LLC the manager, who will also be the manager of all of our series. The manager currently does not own, and at the closing of each series offering is not expected to own, any of the interests in any series.

No executive officers and directors beneficially own more than 10% of any series of our company. Additionally, no other security holders beneficially own more than 10% of any series of our company.

The manager or an affiliate of the manager may purchase interests in any series of our company on the same terms as offered to investors. No brokerage fee will be paid on any interests purchased by the manager or its affiliates. Additionally, the manager may acquire interests in any series of our company in the event that a promissory note issued to the manager in connection with the acquisition of a series property, if outstanding, is not repaid on or prior to its maturity date, at which point, the outstanding balance of the promissory note will be converted into series interests under the same terms as in the applicable series offering.

The address of Arrived Fund Manager, LLC. is 1700 Westlake Avenue N, Suite 200, Seattle, WA 98109.

Item 5. INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN Transactions

Since our formation in July 2020, we have entered into a number of transactions in which we were a participant and the amount involved exceeded or exceeds the lesser of $120,000 and one percent of the average of our total assets as of the date of formation, and in which any related person had a direct or indirect material interest (other than compensation described under “Compensation of Directors and Executive Officers”). See “The Series Properties Being Offered” section in our latest offering circular, which can be accessed here, for a description of the manager’s involvement in the purchase of properties on the relevant series’ behalf and the subsequent issuance of promissory notes by the series to the manager. See “Management—Management Compensation” section in our offering circular for a description of the fees paid to the manager. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with such transactions were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions. With respect to the additional series that will be offering their interests by way of this offering circular and other future series, their properties will be acquired in accordance with one of the acquisition methods discussed in the section titled “Description of Business⸺Acquisition Mechanics” in our offering circular. Therefore, the manager is expected to continue to receive interest income from loans to the multiple series.

Item 6. Other Information

None.

Item 7. Financial Statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Manager and Members of
Arrived Homes, LLC and its Series

Seattle, Washington

Opinion on the Consolidated and Consolidating Financial Statements

We have audited the accompanying consolidated and consolidating balance sheet of Arrived Homes, LLC and its Series (the Company) as of December 31, 2024, and the related consolidated and consolidating statements of comprehensive income (loss), changes in members’ equity (deficit), and cash flows for the year ended December 31, 2024, and the related notes (collectively referred to as the consolidated and consolidating financial statements). In our opinion, the consolidated and consolidating financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying consolidated and consolidating financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company’s lack of liquidity raises substantial doubt about their ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 3. The consolidated and consolidating financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated and consolidating financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated and consolidating financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated and consolidating financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated and consolidating financial statements. We believe that our audit provide a reasonable basis for our opinion.

/s/ Stephano Slack LLC

We have served as the Company’s auditor since 2024.

Wayne, Pennsylvania

April 30, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Manager and Members of
Arrived Homes, LLC and its Series

Seattle, Washington

Opinion on the Consolidated and Consolidating Financial Statements

We have audited the accompanying consolidated and consolidating balance sheet of Arrived Homes, LLC and its Series (the Company) as of December 31, 2023, and the related consolidated and consolidating statements of comprehensive income (loss), members’ equity (deficit), and cash flows for the period July 13, 2020 (date of inception) through December 31, 2023, and the related notes (collectively referred to as the consolidated and consolidating financial statements). In our opinion, the consolidated and consolidating financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and the results of their operations and their cash flows for the period July 13, 2020 (date of inception) through December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying consolidated and consolidating financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the consolidated and consolidating financial statements, the Company’s lack of liquidity raises substantial doubt about their ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 3. The consolidated and consolidating financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated and consolidating financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated and consolidating financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated and consolidating financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated and consolidating financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated and consolidating financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated and consolidating financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Morison Cogen LLP

We served as the Company’s auditor from 2021 to 2024.

Blue Bell, Pennsylvania

April 29, 2024

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	100	101	Abbington	Abernant	Alvin	Amber	Apollo
ASSETS
Current assets:
Cash	$14,219	$4,848	$10,672	$12,076	$26,090	$3,964	$1,694
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	662	665	764	555	781	3,109	3,152
Due from (to) third party property managers	102	5,803	8,601	3,489	1,559	3,734	4,316
Total current assets	14,983	11,316	20,037	16,120	28,430	10,807	9,162
Property and equipment, net	575,664	595,785	454,162	221,276	309,375	280,333	195,299
Total assets	$590,647	$607,102	$474,200	$237,396	$337,806	$291,140	$204,461

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$6,905	$5,654	$6,723	$2,895	$6,261	$2,679	$1,569
Tenant deposits	-	3,095	2,845	1,745	2,545	1,950	1,345
Due to (from) related parties	17,813	19,046	14,398	1,358	2,019	4,504	2,784
Total current liabilities	24,718	27,795	23,966	5,998	10,824	9,133	5,699
Mortgage payables, net	-	-	-	-	-	198,818	133,320
Operational notes, related party	-	17,900	-	-	-	6,900	20,000
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	24,718	45,695	23,966	5,998	10,824	214,851	159,018
Members’ equity (deficit)
Members’ capital	584,173	630,298	464,920	240,972	325,421	111,583	71,017
Retained earnings (accumulated deficit)	(18,244)	(68,891)	(14,687)	(9,574)	1,560	(35,295)	(25,574)
Total members’ equity (deficit)	565,929	561,406	450,233	231,398	326,981	76,289	45,443
Total liabilities and members’ equity (deficit)	$590,647	$607,102	$474,200	$237,396	$337,806	$291,140	$204,461

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier
ASSETS
Current assets:
Cash	$5,281	$19,643	$3,606	$6,934	$5,085	$12,717	$6,425
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,564	912	2,404	471	2,281	414	4,370
Due from (to) third party property managers	3,783	3,905	4,320	3,977	4,789	4,838	3,529
Total current assets	11,628	24,460	10,330	11,381	12,155	17,970	14,324
Property and equipment, net	240,476	286,622	271,005	318,137	237,551	293,005	323,643
Total assets	$252,103	$311,082	$281,335	$329,519	$249,706	$310,975	$337,967

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,708	$2,995	$1,747	$2,576	$1,967	$4,882	$1,551
Tenant deposits	2,245	1,995	1,795	1,995	2,195	2,320	2,245
Due to (from) related parties	3,674	2,711	4,186	3,314	3,709	1,986	4,759
Total current liabilities	7,627	7,702	7,728	7,885	7,871	9,189	8,555
Mortgage payables, net	124,448	-	200,942	-	172,006	-	242,616
Operational notes, related party	9,700	-	5,400	-	17,300	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	141,774	7,702	214,070	7,885	197,176	9,189	251,171
Members’ equity (deficit)
Members’ capital	148,761	307,126	95,183	339,751	78,514	309,281	119,179
Retained earnings (accumulated deficit)	(38,432)	(3,745)	(27,918)	(18,118)	(25,985)	(7,495)	(32,384)
Total members’ equity (deficit)	110,329	303,380	67,265	321,633	52,529	301,786	86,796
Total liabilities and members’ equity (deficit)	$252,103	$311,082	$281,335	$329,519	$249,706	$310,975	$337,967

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle
ASSETS
Current assets:
Cash	$13,820	$6,984	$4,921	$7,449	$3,820	$6,160	$6,393
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	800	2,164	4,634	1,366	3,460	916	1,398
Due from (to) third party property managers	2,062	3,700	4,173	3,704	519	2,868	4,888
Total current assets	16,682	12,848	13,728	12,519	7,799	9,944	12,679
Property and equipment, net	542,706	184,273	233,527	251,160	261,618	296,522	413,881
Total assets	$559,388	$197,121	$247,254	$263,679	$269,418	$306,466	$426,560

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$8,820	$1,842	$2,150	$7,393	$1,505	$4,498	$2,434
Tenant deposits	3,345	1,595	2,619	1,845	2,295	1,945	2,649
Due to (from) related parties	16,903	3,151	3,784	7,288	10,701	6,605	6,454
Total current liabilities	29,068	6,588	8,552	16,526	14,501	13,048	11,536
Mortgage payables, net	-	129,806	163,623	-	194,570	-	-
Operational notes, related party	-	9,700	10,000	21,700	-	-	23,600
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	29,068	146,093	182,176	38,226	209,071	13,048	35,136
Members’ equity (deficit)
Members’ capital	552,801	63,701	86,632	250,601	90,397	317,941	432,714
Retained earnings (accumulated deficit)	(22,481)	(12,674)	(21,554)	(25,148)	(30,050)	(24,522)	(41,290)
Total members’ equity (deficit)	530,319	51,027	65,078	225,453	60,346	293,418	391,424
Total liabilities and members’ equity (deficit)	$559,388	$197,121	$247,254	$263,679	$269,418	$306,466	$426,560

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan
ASSETS
Current assets:
Cash	$16,602	$15,462	$7,063	$5,771	$17,919	$6,295	$4,049
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	524	346	502	1,271	672	839	3,532
Due from (to) third party property managers	4,549	3,425	3,281	4,568	4,812	3,605	5,085
Total current assets	21,675	19,233	10,845	11,611	23,403	10,738	12,666
Property and equipment, net	284,951	211,029	239,996	319,096	276,412	304,942	212,325
Total assets	$306,626	$230,262	$250,842	$330,707	$299,815	$315,681	$224,991

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,770	$2,898	$4,829	$10,180	$5,806	$2,575	$1,947
Tenant deposits	2,295	1,845	1,845	2,295	2,595	2,045	1,545
Due to (from) related parties	3,030	1,788	3,338	8,221	3,489	4,433	2,363
Total current liabilities	8,095	6,532	10,011	20,696	11,890	9,053	5,855
Mortgage payables, net	-	-	-	-	142,885	-	153,947
Operational notes, related party	-	-	7,400	-	-	10,700	35,200
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	8,095	6,532	17,411	20,696	154,776	19,753	195,001
Members’ equity (deficit)
Members’ capital	296,472	223,079	256,305	330,505	152,880	313,277	84,906
Retained earnings (accumulated deficit)	2,060	651	(22,875)	(20,494)	(7,840)	(17,349)	(54,916)
Total members’ equity (deficit)	298,531	223,730	233,430	310,011	145,040	295,928	29,990
Total liabilities and members’ equity (deficit)	$306,626	$230,262	$250,842	$330,707	$299,815	$315,681	$224,991

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Cawley
ASSETS
Current assets:
Cash	$15,889	$4,299	$5,097	$5,879	$20,020	$7,713	$17,482
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	586	506	2,349	5,455	464	360	1,014
Due from (to) third party property managers	3,387	3,535	5,494	8,779	3,620	2,221	3,951
Total current assets	19,861	8,340	12,940	20,113	24,104	10,293	22,447
Property and equipment, net	203,029	161,399	609,252	348,556	229,346	249,631	303,986
Total assets	$222,890	$169,738	$622,192	$368,669	$253,450	$259,924	$326,433

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,931	$1,818	$8,914	$2,446	$5,159	$2,419	$3,531
Tenant deposits	1,995	1,249	3,195	2,795	1,795	1,595	2,195
Due to (from) related parties	1,367	2,057	23,193	5,048	1,514	3,462	3,037
Total current liabilities	7,292	5,124	35,302	10,289	8,468	7,475	8,763
Mortgage payables, net	-	81,790	-	259,985	-	-	-
Operational notes, related party	-	13,100	-	24,200	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	7,292	100,014	35,302	294,474	8,468	7,475	8,763
Members’ equity (deficit)
Members’ capital	222,164	96,287	617,909	116,033	246,377	257,191	316,113
Retained earnings (accumulated deficit)	(6,566)	(26,563)	(31,019)	(41,837)	(1,396)	(4,742)	1,557
Total members’ equity (deficit)	215,598	69,725	586,890	74,196	244,981	252,448	317,670
Total liabilities and members’ equity (deficit)	$222,890	$169,738	$622,192	$368,669	$253,450	$259,924	$326,433

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook	Chitwood
ASSETS
Current assets:
Cash	$-	$9,712	$8,741	$10,082	$18,721	$6,864	$13,968
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	-	353	3,509	3,849	1,074	1,161	479
Due from (to) third party property managers	-	3,320	3,745	6,242	5,817	4,166	5,009
Total current assets	-	13,384	15,995	20,173	25,612	12,191	19,456
Property and equipment, net	-	176,114	287,195	349,439	354,657	300,550	359,975
Total assets	$-	$189,498	$303,190	$369,612	$380,269	$312,742	$379,431

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$5,998	$3,062	$1,966	$6,321	$3,339	$8,972
Tenant deposits	-	1,695	1,895	3,943	3,693	1,995	2,795
Due to (from) related parties	-	4,061	3,381	4,967	4,699	2,677	5,638
Total current liabilities	-	11,754	8,338	10,875	14,713	8,011	17,405
Mortgage payables, net	-	103,349	213,349	181,865	-	-	-
Operational notes, related party	-	-	-	-	-	5,200	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	-	115,103	221,687	192,741	14,713	13,211	17,405
Members’ equity (deficit)
Members’ capital	(42,205)	74,649	99,165	208,244	361,199	315,340	366,559
Retained earnings (accumulated deficit)	42,205	(254)	(17,661)	(31,373)	4,357	(15,809)	(4,533)
Total members’ equity (deficit)	-	74,394	81,503	176,872	365,556	299,531	362,026
Total liabilities and members’ equity (deficit)	$-	$189,498	$303,190	$369,612	$380,269	$312,742	$379,431

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Clover	Coatbridge	Collier	Collinston	Conway	Cove	Creekside
ASSETS
Current assets:
Cash	$3,654	$4,367	$5,342	$1,002	$6,782	$2,682	$10,948
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	756	2,989	479	2,015	1,330	630	520
Due from (to) third party property managers	6,111	3,447	4,633	5,927	6,583	7,277	4,190
Total current assets	10,521	10,803	10,454	8,945	14,696	10,589	15,658
Property and equipment, net	311,203	252,996	334,188	193,420	646,284	202,300	292,652
Total assets	$321,724	$263,799	$344,643	$202,365	$660,980	$212,889	$308,310

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,696	$2,052	$3,792	$1,778	$7,901	$1,443	$6,191
Tenant deposits	1,995	3,143	2,445	1,595	3,645	1,695	2,395
Due to (from) related parties	14,196	4,042	12,951	4,756	9,946	4,115	4,537
Total current liabilities	18,887	9,236	19,188	8,128	21,492	7,252	13,123
Mortgage payables, net	-	173,287	-	134,919	-	-	-
Operational notes, related party	-	25,400	-	29,400	11,800	18,700	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	18,887	207,923	19,188	172,447	33,292	25,952	13,123
Members’ equity (deficit)
Members’ capital	312,983	97,440	333,813	82,897	670,024	220,661	289,869
Retained earnings (accumulated deficit)	(10,146)	(41,564)	(8,359)	(52,978)	(42,336)	(33,725)	5,318
Total members’ equity (deficit)	302,837	55,876	325,455	29,918	627,687	186,936	295,187
Total liabilities and members’ equity (deficit)	$321,724	$263,799	$344,643	$202,365	$660,980	$212,889	$308,310

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson	Dawson
ASSETS
Current assets:
Cash	$9,400	$10,567	$8,611	$4,137	$6,204	$1,690	$3,807
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	4,075	576	1,886	8,906	481	3,377	3,417
Due from (to) third party property managers	3,895	3,690	3,270	5,086	3,505	1,535	3,837
Total current assets	17,371	14,833	13,767	18,129	10,190	6,601	11,061
Property and equipment, net	272,288	278,720	207,979	344,386	283,453	194,082	208,863
Total assets	$289,659	$293,553	$221,747	$362,515	$293,642	$200,684	$219,924

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,720	$5,129	$2,027	$2,410	$5,359	$1,753	$1,732
Tenant deposits	1,795	2,145	1,595	2,395	1,695	1,495	1,745
Due to (from) related parties	3,780	4,409	3,642	8,675	4,899	2,826	3,432
Total current liabilities	7,295	11,682	7,264	13,480	11,953	6,074	6,908
Mortgage payables, net	141,379	-	150,160	179,203	-	145,343	144,296
Operational notes, related party	-	-	-	-	-	14,600	23,900
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	148,674	11,682	157,425	192,683	11,953	166,017	175,104
Members’ equity (deficit)
Members’ capital	165,143	285,755	65,530	205,695	287,909	71,290	81,451
Retained earnings (accumulated deficit)	(24,158)	(3,884)	(1,207)	(35,863)	(6,220)	(36,623)	(36,632)
Total members’ equity (deficit)	140,985	281,871	64,322	169,832	281,689	34,667	44,820
Total liabilities and members’ equity (deficit)	$289,659	$293,553	$221,747	$362,515	$293,642	$200,684	$219,924

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly	Dops
ASSETS
Current assets:
Cash	$3,316	$1,707	$5,138	$8,906	$5,223	$7,104	$5,867
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	4,773	1,776	3,782	692	3,623	961	467
Due from (to) third party property managers	4,049	5,274	5,277	1,362	341	7,369	3,045
Total current assets	12,138	8,757	14,198	10,960	9,187	15,434	9,379
Property and equipment, net	324,379	172,911	277,769	226,120	282,244	649,032	194,963
Total assets	$336,517	$181,668	$291,967	$237,080	$291,431	$664,466	$204,342

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,990	$1,421	$4,466	$2,955	$2,649	$7,423	$1,371
Tenant deposits	2,195	1,695	2,145	1,750	2,295	3,995	1,495
Due to (from) related parties	5,923	4,066	4,400	6,658	4,275	11,793	2,384
Total current liabilities	10,108	7,182	11,011	11,363	9,218	23,211	5,250
Mortgage payables, net	224,587	119,497	205,822	-	205,508	-	-
Operational notes, related party	95,700	18,500	28,300	-	6,300	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	330,395	145,179	245,132	11,363	221,026	23,211	5,250
Members’ equity (deficit)
Members’ capital	118,650	69,064	98,540	230,377	98,711	679,924	203,384
Retained earnings (accumulated deficit)	(112,528)	(32,574)	(51,705)	(4,660)	(28,306)	(38,669)	(4,292)
Total members’ equity (deficit)	6,122	36,489	46,835	225,717	70,405	641,255	199,092
Total liabilities and members’ equity (deficit)	$336,517	$181,668	$291,967	$237,080	$291,431	$664,466	$204,342

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Dorchester	Dunbar	Eagle	Eastfair	Eastwood	Elevation	Ella
ASSETS
Current assets:
Cash	$5,646	$426	$13,114	$4,031	$12,167	$1,609	$8,722
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,753	447	3,476	4,268	753	2,906	518
Due from (to) third party property managers	1,525	7,068	4,015	4,005	4,269	5,628	906
Total current assets	8,925	7,941	20,606	12,304	17,189	10,143	10,147
Property and equipment, net	323,793	313,068	261,146	195,634	310,133	252,465	249,878
Total assets	$332,718	$321,009	$281,752	$207,937	$327,322	$262,608	$260,025

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$11,289	$3,353	$2,309	$1,418	$5,904	$1,795	$4,798
Tenant deposits	2,195	2,495	1,995	1,949	2,395	1,895	1,995
Due to (from) related parties	11,238	10,485	3,697	4,903	2,050	6,352	2,602
Total current liabilities	24,721	16,333	8,000	8,270	10,349	10,042	9,395
Mortgage payables, net	-	-	131,818	148,019	-	170,446	-
Operational notes, related party	-	41,000	-	17,500	-	55,100	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	24,721	57,333	139,819	173,789	10,349	235,588	9,395
Members’ equity (deficit)
Members’ capital	342,741	322,376	145,260	59,630	339,255	101,398	262,470
Retained earnings (accumulated deficit)	(34,745)	(58,700)	(3,328)	(25,482)	(22,282)	(74,378)	(11,840)
Total members’ equity (deficit)	307,996	263,676	141,933	34,148	316,973	27,020	250,630
Total liabilities and members’ equity (deficit)	$332,718	$321,009	$281,752	$207,937	$327,322	$262,608	$260,025

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Ellen	Elm	Emporia	Ensenada	Falcon	Felix	Fenwick
ASSETS
Current assets:
Cash	$22,186	$3,599	$5,187	$5,455	$9,362	$7,195	$6,766
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	734	3,375	4,157	5,781	3,571	622	952
Due from (to) third party property managers	3,401	4,696	1,116	6,470	3,937	3,872	3,246
Total current assets	26,321	11,669	10,460	17,706	16,870	11,689	10,964
Property and equipment, net	240,524	151,093	327,028	518,995	261,818	245,121	289,780
Total assets	$266,845	$162,762	$337,488	$536,701	$278,688	$256,811	$300,744

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,830	$1,963	$2,185	$(587)	$2,570	$2,941	$2,476
Tenant deposits	2,693	1,495	2,495	3,195	2,345	2,393	1,850
Due to (from) related parties	2,015	2,524	5,021	9,840	3,409	1,901	(351)
Total current liabilities	10,537	5,981	9,701	12,447	8,324	7,234	3,976
Mortgage payables, net	-	105,868	242,664	388,700	131,809	-	-
Operational notes, related party	-	12,400	15,700	10,700	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	10,537	124,250	268,065	411,847	140,132	7,234	3,976
Members’ equity (deficit)
Members’ capital	258,163	59,174	118,276	184,372	146,011	253,695	309,397
Retained earnings (accumulated deficit)	(1,854)	(20,662)	(48,853)	(59,519)	(7,455)	(4,119)	(12,629)
Total members’ equity (deficit)	256,308	38,512	69,423	124,854	138,556	249,576	296,768
Total liabilities and members’ equity (deficit)	$266,845	$162,762	$337,488	$536,701	$278,688	$256,811	$300,744

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Fletcher	Folly	Forest	Foster	Franklin	Gardens	General
ASSETS
Current assets:
Cash	$16,718	$6,899	$6,769	$22,788	$11,854	$4,183	$9,492
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	277	1,345	5,730	410	985	1,932	869
Due from (to) third party property managers	4,335	4,904	15,199	4,670	4,017	4,256	4,668
Total current assets	21,329	13,148	27,698	27,868	16,856	10,371	15,029
Property and equipment, net	170,437	297,864	328,982	302,923	293,074	210,555	306,116
Total assets	$191,767	$311,012	$356,680	$330,791	$309,931	$220,925	$321,145

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,175	$8,803	$2,297	$7,863	$9,665	$2,136	$5,366
Tenant deposits	1,395	2,695	2,445	2,349	2,595	1,595	2,495
Due to (from) related parties	1,094	9,221	5,159	2,913	2,603	3,170	2,779
Total current liabilities	4,664	20,719	9,901	13,126	14,863	6,901	10,640
Mortgage payables, net	-	-	225,330	-	-	134,889	-
Operational notes, related party	-	6,600	60,400	-	-	11,000	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	4,664	27,319	295,631	13,126	14,863	152,790	10,640
Members’ equity (deficit)
Members’ capital	187,094	308,675	134,412	316,374	310,765	86,092	323,949
Retained earnings (accumulated deficit)	8	(24,982)	(73,364)	1,291	(15,698)	(17,956)	(13,444)
Total members’ equity (deficit)	187,102	283,693	61,048	317,665	295,067	68,136	310,505
Total liabilities and members’ equity (deficit)	$191,767	$311,012	$356,680	$330,791	$309,931	$220,925	$321,145

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Goose	Grant	Greenhill	Gretal	Grove	Hadden	Hansard
ASSETS
Current assets:
Cash	$11,278	$6,958	$5,904	$18,017	$2,003	$3,675	$18,918
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	3,510	4,759	4,322	711	3,032	3,153	660
Due from (to) third party property managers	2,747	4,657	5,323	4,838	4,057	3,812	4,666
Total current assets	17,535	16,374	15,549	23,565	9,093	10,640	24,244
Property and equipment, net	243,367	346,126	303,446	426,914	217,615	204,796	289,052
Total assets	$260,902	$362,500	$318,995	$450,479	$226,707	$215,436	$313,296

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,285	$2,164	$2,194	$6,129	$1,552	$1,371	$5,893
Tenant deposits	1,895	-	3,119	2,395	1,869	1,645	2,450
Due to (from) related parties	3,302	4,840	8,663	5,665	4,229	3,707	3,318
Total current liabilities	7,482	7,003	13,976	14,189	7,650	6,723	11,661
Mortgage payables, net	122,739	256,592	225,565	-	155,746	141,851	-
Operational notes, related party	-	-	-	-	11,100	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	130,221	263,595	239,541	14,189	174,496	148,574	11,661
Members’ equity (deficit)
Members’ capital	134,914	122,739	98,384	449,556	81,372	80,789	295,324
Retained earnings (accumulated deficit)	(4,233)	(23,834)	(18,930)	(13,266)	(29,161)	(13,927)	6,311
Total members’ equity (deficit)	130,681	98,905	79,454	436,291	52,212	66,862	301,635
Total liabilities and members’ equity (deficit)	$260,902	$362,500	$318,995	$450,479	$226,707	$215,436	$313,296

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Hansel	Hargrave	Harrison	Henry	Heritage	Heron	Highland
ASSETS
Current assets:
Cash	$4,001	$12,446	$14,150	$5,077	$7,302	$6,112	$5,332
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	5,341	464	4,630	686	4,671	3,893	404
Due from (to) third party property managers	5,064	2,880	5,677	1,442	4,245	5,107	2,664
Total current assets	14,407	15,790	24,456	7,205	16,218	15,112	8,400
Property and equipment, net	382,958	226,956	431,885	404,943	275,216	271,465	270,028
Total assets	$397,365	$242,746	$456,341	$412,148	$291,434	$286,577	$278,428

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,895	$5,030	$3,851	$4,084	$1,423	$2,370	$5,849
Tenant deposits	3,003	3,190	3,045	2,395	1,995	2,369	-
Due to (from) related parties	6,909	1,100	6,039	5,792	3,954	6,189	3,724
Total current liabilities	11,807	9,320	12,935	12,271	7,372	10,927	9,573
Mortgage payables, net	197,578	-	225,051	-	200,929	198,843	-
Operational notes, related party	16,200	-	-	49,500	19,300	7,100	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	225,585	9,320	237,987	61,771	227,601	216,870	9,573
Members’ equity (deficit)
Members’ capital	225,386	251,079	245,813	415,466	99,307	99,250	272,280
Retained earnings (accumulated deficit)	(53,606)	(17,654)	(27,458)	(65,088)	(35,474)	(29,543)	(3,425)
Total members’ equity (deficit)	171,780	233,425	218,355	350,378	63,833	69,707	268,855
Total liabilities and members’ equity (deficit)	$397,365	$242,746	$456,341	$412,148	$291,434	$286,577	$278,428

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Hines	Hobbes	Holcomb	Holland	Hollandaise	Holloway	Inglewood
ASSETS
Current assets:
Cash	$106	$10,734	$12,761	$2,840	$3,549	$6,286	$10,103
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	292	464	434	3,294	4,384	3,625	1,753
Due from (to) third party property managers	2,889	3,547	2,573	4,668	10,633	5,023	6,482
Total current assets	3,287	14,744	15,768	10,802	18,566	14,934	18,338
Property and equipment, net	246,115	227,252	333,265	193,598	341,081	309,247	640,898
Total assets	$249,402	$241,997	$349,033	$204,399	$359,647	$324,181	$659,236

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,386	$5,319	$4,310	$1,573	$1,948	$2,003	$8,695
Tenant deposits	1,845	2,393	2,095	2,168	1,895	3,119	3,445
Due to (from) related parties	9,229	1,435	10,678	5,206	5,999	5,026	8,935
Total current liabilities	14,460	9,147	17,083	8,946	9,842	10,148	21,075
Mortgage payables, net	-	-	-	145,348	253,086	218,393	-
Operational notes, related party	-	-	-	-	13,200	9,900	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	14,460	9,147	17,083	154,295	276,127	238,441	21,075
Members’ equity (deficit)
Members’ capital	251,890	250,279	344,800	81,714	134,225	117,355	674,075
Retained earnings (accumulated deficit)	(16,949)	(17,429)	(12,849)	(31,610)	(50,706)	(31,615)	(35,913)
Total members’ equity (deficit)	234,942	232,850	331,950	50,105	83,519	85,740	638,161
Total liabilities and members’ equity (deficit)	$249,402	$241,997	$349,033	$204,399	$359,647	$324,181	$659,236

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Irene	Jack	Jake	Jefferson	Jill	Johnny	June
ASSETS
Current assets:
Cash	$17,882	$1,571	$5,636	$17,605	$7,824	$7,839	$4,951
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	488	4,916	1,229	1,277	6,684	811	812
Due from (to) third party property managers	2,740	5,041	7,280	4,744	4,461	6,015	3,098
Total current assets	21,110	11,528	14,145	23,626	18,968	14,665	8,861
Property and equipment, net	170,437	391,556	553,020	261,716	378,245	551,194	551,194
Total assets	$191,548	$403,084	$567,165	$285,342	$397,213	$565,859	$560,055

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,427	$1,397	$8,929	$5,359	$2,068	$6,769	$10,192
Tenant deposits	1,395	3,143	2,995	2,595	2,195	2,995	2,945
Due to (from) related parties	1,139	7,293	17,675	3,061	4,544	17,006	16,679
Total current liabilities	5,961	11,832	29,599	11,015	8,807	26,769	29,816
Mortgage payables, net	-	286,974	-	-	196,902	-	-
Operational notes, related party	-	9,600	14,800	-	-	19,200	9,300
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	5,961	308,407	44,399	11,015	205,709	45,969	39,116
Members’ equity (deficit)
Members’ capital	186,133	144,715	578,700	267,982	220,502	570,461	576,837
Retained earnings (accumulated deficit)	(547)	(50,037)	(55,934)	6,346	(28,998)	(50,571)	(55,898)
Total members’ equity (deficit)	185,586	94,678	522,766	274,328	191,504	519,889	520,939
Total liabilities and members’ equity (deficit)	$191,548	$403,084	$567,165	$285,342	$397,213	$565,859	$560,055

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn	Kessler	Kingsley
ASSETS
Current assets:
Cash	$6,961	$9,329	$10,695	$7,269	$1,987	$2,283	$7,981
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,343	3,730	868	973	2,919	2,466	658
Due from (to) third party property managers	3,467	4,733	3,101	6,331	5,502	-	3,227
Total current assets	12,770	17,791	14,665	14,572	10,408	4,750	11,866
Property and equipment, net	193,416	256,799	399,798	649,032	313,036	246,253	286,793
Total assets	$206,186	$274,590	$414,463	$663,604	$323,444	$251,002	$298,659

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,810	$2,082	$2,825	$7,507	$1,889	$2,816	$2,009
Tenant deposits	1,550	2,543	2,595	3,345	1,995	-	2,869
Due to (from) related parties	3,280	3,834	12,374	10,019	5,894	9,676	4,245
Total current liabilities	6,640	8,458	17,794	20,871	9,778	12,493	9,122
Mortgage payables, net	138,146	190,513	-	-	235,641	125,438	212,446
Operational notes, related party	6,900	-	-	-	23,600	-	15,600
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	151,686	198,971	17,794	20,871	269,019	137,931	237,169
Members’ equity (deficit)
Members’ capital	80,957	90,801	415,345	684,974	117,262	147,788	96,586
Retained earnings (accumulated deficit)	(26,457)	(15,182)	(18,676)	(42,241)	(62,837)	(34,716)	(35,096)
Total members’ equity (deficit)	54,500	75,619	396,669	642,733	54,425	113,071	61,490
Total liabilities and members’ equity (deficit)	$206,186	$274,590	$414,463	$663,604	$323,444	$251,002	$298,659

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Kirkwood	Korin	Lallie	Lanier	Lannister	Latte	Lennox
ASSETS
Current assets:
Cash	$1,311	$15,433	$5,901	$6,484	$1,504	$7,920	$3,680
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	4,111	362	3,517	5,241	4,549	936	1,879
Due from (to) third party property managers	6,656	3,881	5,177	2,264	3,181	747	3,780
Total current assets	12,079	19,677	14,594	13,988	9,234	9,604	9,339
Property and equipment, net	251,575	264,681	345,569	357,882	167,486	343,244	197,184
Total assets	$263,654	$284,357	$360,163	$371,870	$176,720	$352,848	$206,524

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,350	$6,258	$1,889	$1,667	$1,734	$1,371	$1,938
Tenant deposits	2,393	1,995	2,295	-	1,395	-	1,795
Due to (from) related parties	4,722	3,258	5,730	4,823	3,496	10,489	3,256
Total current liabilities	9,464	11,511	9,914	6,490	6,625	11,860	6,988
Mortgage payables, net	180,073	-	237,722	261,413	112,704	-	137,853
Operational notes, related party	9,700	-	57,200	11,800	18,700	-	9,700
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	199,238	11,511	304,836	279,703	138,029	11,860	154,542
Members’ equity (deficit)
Members’ capital	88,079	268,373	121,831	128,754	76,536	349,273	74,191
Retained earnings (accumulated deficit)	(23,663)	4,473	(66,504)	(36,588)	(37,844)	(8,285)	(22,209)
Total members’ equity (deficit)	64,416	272,847	55,327	92,166	38,691	340,988	51,982
Total liabilities and members’ equity (deficit)	$263,654	$284,357	$360,163	$371,870	$176,720	$352,848	$206,524

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Lierly	Lily	Limestone	Litton	Longwoods	Lookout	Loretta
ASSETS
Current assets:
Cash	$12,250	$7,504	$6,065	$13,102	$12,962	$12,269	$7,031
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	414	8,246	2,830	659	1,254	502	1,340
Due from (to) third party property managers	3,530	5,510	3,725	4,686	3,952	1,301	3,518
Total current assets	16,194	21,259	12,620	18,447	18,168	14,072	11,889
Property and equipment, net	191,871	489,558	267,609	305,063	260,363	324,000	645,919
Total assets	$208,065	$510,817	$280,229	$323,510	$278,531	$338,072	$657,809

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$6,394	$132	$2,322	$4,836	$7,790	$4,223	$5,307
Tenant deposits	1,750	2,395	2,095	2,545	1,995	2,245	-
Due to (from) related parties	3,702	7,755	4,261	4,003	2,609	9,553	14,824
Total current liabilities	11,846	10,281	8,678	11,384	12,395	16,021	20,130
Mortgage payables, net	129,936	308,748	200,974	157,667	-	-	-
Operational notes, related party	-	64,000	21,400	-	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	141,781	383,029	231,052	169,051	12,395	16,021	20,130
Members’ equity (deficit)
Members’ capital	63,976	208,084	106,002	171,860	277,011	325,512	655,141
Retained earnings (accumulated deficit)	2,308	(80,296)	(56,825)	(17,401)	(10,875)	(3,461)	(17,463)
Total members’ equity (deficit)	66,284	127,788	49,177	154,459	266,136	322,051	637,678
Total liabilities and members’ equity (deficit)	$208,065	$510,817	$280,229	$323,510	$278,531	$338,072	$657,809

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Louis	Louise	Lovejoy	Luna	Lurleen	Madison	Mae
ASSETS
Current assets:
Cash	$18,130	$4,541	$4,669	$4,217	$1,792	$5,617	$10,408
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	886	3,884	3,580	1,841	783	2,337	950
Due from (to) third party property managers	6,745	4,384	2,541	3,556	3,711	4,891	6,858
Total current assets	25,762	12,808	10,790	9,615	6,287	12,845	18,216
Property and equipment, net	260,282	257,648	274,340	195,634	215,308	193,222	333,179
Total assets	$286,043	$270,456	$285,130	$205,248	$221,594	$206,067	$351,396

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,316	$1,742	$2,230	$2,363	$2,121	$1,537	$10,369
Tenant deposits	1,895	1,895	1,995	1,895	1,695	2,174	4,190
Due to (from) related parties	2,337	5,855	4,262	3,086	2,533	3,840	4,862
Total current liabilities	7,548	9,492	8,487	7,344	6,349	7,550	19,421
Mortgage payables, net	-	180,079	203,034	148,019	108,350	99,941	-
Operational notes, related party	-	-	12,300	17,800	7,100	15,900	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	7,548	189,571	223,822	173,162	121,799	123,391	19,421
Members’ equity (deficit)
Members’ capital	277,440	96,455	95,047	62,997	122,325	115,263	339,489
Retained earnings (accumulated deficit)	1,056	(15,570)	(33,739)	(30,911)	(22,529)	(32,587)	(7,514)
Total members’ equity (deficit)	278,495	80,885	61,308	32,086	99,796	82,675	331,975
Total liabilities and members’ equity (deficit)	$286,043	$270,456	$285,130	$205,248	$221,594	$206,067	$351,396

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Magnolia	Malbec	Mammoth	Marcelo	Marie	Marietta	Marion
ASSETS
Current assets:
Cash	$6,885	$5,920	$3,385	$7,477	$21,404	$4,505	$3,900
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,806	2,377	4,921	336	616	3,882	2,096
Due from (to) third party property managers	4,198	4,520	4,738	3,618	5,115	4,407	3,967
Total current assets	13,889	12,818	13,044	11,431	27,135	12,794	9,963
Property and equipment, net	238,626	289,658	318,618	268,570	304,617	285,389	254,770
Total assets	$252,514	$302,475	$331,662	$280,000	$331,752	$298,183	$264,733

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,435	$1,963	$1,725	$2,722	$5,291	$1,422	$2,711
Tenant deposits	3,290	2,295	2,095	1,945	2,745	2,195	2,295
Due to (from) related parties	3,455	7,931	5,802	3,983	3,569	4,187	8,007
Total current liabilities	8,180	12,190	9,622	8,650	11,605	7,804	13,013
Mortgage payables, net	171,128	205,034	235,697	-	-	148,605	-
Operational notes, related party	23,800	-	44,300	-	-	18,900	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	203,108	217,224	289,619	8,650	11,605	175,308	13,013
Members’ equity (deficit)
Members’ capital	88,617	97,775	118,575	279,890	307,839	170,613	268,032
Retained earnings (accumulated deficit)	(39,211)	(12,523)	(76,533)	(8,540)	12,308	(47,738)	(16,312)
Total members’ equity (deficit)	49,406	85,252	42,043	271,350	320,147	122,875	251,720
Total liabilities and members’ equity (deficit)	$252,514	$302,475	$331,662	$280,000	$331,752	$298,183	$264,733

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Marple	Martell	Mary	Matchingham	McGregor	McLovin	Meadow
ASSETS
Current assets:
Cash	$4,534	$3,557	$15,993	$6,184	$6,890	$6,004	$3,595
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	277	898	883	2,072	416	6,157	3,236
Due from (to) third party property managers	-	3,805	4,226	4,049	4,120	6,521	1,352
Total current assets	4,811	8,261	21,102	12,305	11,426	18,682	8,182
Property and equipment, net	169,633	251,246	262,506	194,017	281,657	489,481	293,884
Total assets	$174,444	$259,507	$283,609	$206,322	$293,082	$508,162	$302,066

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,812	$2,485	$4,852	$2,561	$6,931	$(1,273)	$1,616
Tenant deposits	-	1,945	2,095	1,795	1,895	3,495	-
Due to (from) related parties	1,610	8,660	2,357	3,920	9,607	9,335	5,013
Total current liabilities	3,422	13,090	9,304	8,276	18,433	11,556	6,629
Mortgage payables, net	-	-	-	144,711	-	364,344	212,794
Operational notes, related party	-	-	-	-	-	8,300	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	3,422	13,090	9,304	152,987	18,433	384,201	219,423
Members’ equity (deficit)
Members’ capital	186,584	271,776	271,612	61,698	284,878	163,948	125,471
Retained earnings (accumulated deficit)	(15,562)	(25,359)	2,692	(8,362)	(10,228)	(39,986)	(42,828)
Total members’ equity (deficit)	171,022	246,417	274,304	53,335	274,650	123,962	82,643
Total liabilities and members’ equity (deficit)	$174,444	$259,507	$283,609	$206,322	$293,082	$508,162	$302,066

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Mimosa	Mojave	Murphy	Mycroft	Nugget	Odessa	Olive
ASSETS
Current assets:
Cash	$2,486	$2,210	$4,252	$13,827	$7,300	$6,061	$4,215
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	416	1,823	3,493	304	753	6,172	3,170
Due from (to) third party property managers	1,716	3,870	3,818	3,080	6,079	6,332	6,977
Total current assets	4,618	7,903	11,563	17,212	14,132	18,565	14,361
Property and equipment, net	200,918	221,465	273,119	173,476	525,721	489,353	213,486
Total assets	$205,537	$229,367	$284,682	$190,688	$539,853	$507,919	$227,847

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,279	$1,869	$2,956	$3,130	$11,841	$(1,107)	$2,194
Tenant deposits	1,495	2,195	1,995	1,645	3,295	3,395	1,895
Due to (from) related parties	2,839	7,936	7,472	1,797	18,978	9,268	4,248
Total current liabilities	6,613	12,001	12,423	6,572	34,114	11,556	8,337
Mortgage payables, net	106,022	160,242	205,200	-	-	371,327	124,324
Operational notes, related party	-	-	-	-	-	35,100	19,000
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	112,635	172,243	217,623	6,572	34,114	417,983	151,660
Members’ equity (deficit)
Members’ capital	116,028	65,388	94,216	183,344	525,716	178,379	107,212
Retained earnings (accumulated deficit)	(23,126)	(8,264)	(27,158)	771	(19,977)	(88,444)	(31,026)
Total members’ equity (deficit)	92,902	57,124	67,058	184,116	505,739	89,936	76,187
Total liabilities and members’ equity (deficit)	$205,537	$229,367	$284,682	$190,688	$539,853	$507,919	$227,847

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Oly	Onyx	Oscar	Osceola	Osprey	Otoro	Palmer
ASSETS
Current assets:
Cash	$7,918	$5,934	$3,177	$6,913	$9,493	$1,310	$6,345
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	5,720	522	1,040	3,906	1,363	3,980	948
Due from (to) third party property managers	5,389	4,490	5,323	3,584	2,448	3,365	3,827
Total current assets	19,028	10,946	9,540	14,404	13,304	8,655	11,119
Property and equipment, net	490,013	325,381	246,412	270,808	332,252	372,144	287,270
Total assets	$509,041	$336,327	$255,953	$285,211	$345,556	$380,799	$298,389

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$(356)	$5,152	$1,671	$3,271	$11,264	$1,991	$2,799
Tenant deposits	2,995	2,295	3,390	1,695	2,295	2,319	1,895
Due to (from) related parties	11,799	2,590	4,278	2,356	10,201	7,133	5,553
Total current liabilities	14,438	10,037	9,339	7,322	23,760	11,443	10,246
Mortgage payables, net	365,046	-	-	-	-	271,849	-
Operational notes, related party	-	-	-	7,000	-	78,700	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	379,484	10,037	9,339	14,322	23,760	361,993	10,246
Members’ equity (deficit)
Members’ capital	165,693	331,490	261,736	296,449	343,894	131,900	302,774
Retained earnings (accumulated deficit)	(36,136)	(5,200)	(15,122)	(25,560)	(22,098)	(113,093)	(14,631)
Total members’ equity (deficit)	129,557	326,290	246,614	270,889	321,796	18,807	288,143
Total liabilities and members’ equity (deficit)	$509,041	$336,327	$255,953	$285,211	$345,556	$380,799	$298,389

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Patrick	Peanut	Pearl	Pecan	Peterson	Piedmont	Pinot
ASSETS
Current assets:
Cash	$6,535	$6,822	$6,421	$12,097	$16,634	$9,652	$7,603
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	389	2,265	785	380	582	4,913	3,064
Due from (to) third party property managers	1,867	3,798	3,892	3,455	3,299	4,239	4,720
Total current assets	8,791	12,884	11,097	15,932	20,514	18,804	15,386
Property and equipment, net	192,559	201,575	512,390	186,784	219,871	361,494	292,454
Total assets	$201,350	$214,459	$523,488	$202,716	$240,385	$380,299	$307,840

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,717	$1,811	$6,519	$5,987	$3,025	$2,015	$2,038
Tenant deposits	1,595	2,093	2,945	1,750	1,595	2,295	2,395
Due to (from) related parties	6,987	3,846	16,454	4,150	1,360	5,253	7,321
Total current liabilities	14,300	7,749	25,918	11,887	5,979	9,563	11,753
Mortgage payables, net	107,895	145,317	-	112,448	-	188,245	207,162
Operational notes, related party	-	-	-	-	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	122,195	153,067	25,918	124,335	5,979	197,808	218,915
Members’ equity (deficit)
Members’ capital	88,386	72,469	526,530	74,927	238,666	220,380	98,928
Retained earnings (accumulated deficit)	(9,231)	(11,077)	(28,960)	3,454	(4,260)	(37,890)	(10,003)
Total members’ equity (deficit)	79,155	61,392	497,570	78,381	234,406	182,490	88,925
Total liabilities and members’ equity (deficit)	$201,350	$214,459	$523,488	$202,716	$240,385	$380,299	$307,840

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Pioneer	Plumtree	Point	Porthos	Quincy	Redondo	Regency
ASSETS
Current assets:
Cash	$7,993	$10,009	$4,225	$14,714	$7,047	$4,546	$14,652
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	796	352	6,022	1,695	675	606	1,170
Due from (to) third party property managers	6,660	4,590	5,689	4,509	6,383	2,567	6,035
Total current assets	15,449	14,951	15,937	20,917	14,104	7,718	21,857
Property and equipment, net	551,258	180,404	357,872	292,401	514,751	297,741	262,827
Total assets	$566,707	$195,355	$373,809	$313,318	$528,855	$305,459	$284,684

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$11,132	$5,936	$1,999	$8,612	$8,698	$4,740	$7,169
Tenant deposits	3,445	1,550	2,095	2,295	3,495	3,143	3,793
Due to (from) related parties	20,324	4,207	6,304	2,030	7,686	10,688	3,083
Total current liabilities	34,901	11,694	10,397	12,937	19,879	18,570	14,044
Mortgage payables, net	-	110,136	265,237	-	-	155,269	135,437
Operational notes, related party	-	-	11,100	-	20,800	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	34,901	121,830	286,734	12,937	40,679	173,839	149,482
Members’ equity (deficit)
Members’ capital	566,533	71,879	129,770	305,520	531,906	176,031	145,294
Retained earnings (accumulated deficit)	(34,727)	1,646	(42,696)	(5,139)	(43,730)	(44,411)	(10,091)
Total members’ equity (deficit)	531,806	73,525	87,075	300,381	488,176	131,621	135,203
Total liabilities and members’ equity (deficit)	$566,707	$195,355	$373,809	$313,318	$528,855	$305,459	$284,684

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond	Ridge	Ritter
ASSETS
Current assets:
Cash	$3,677	$16,194	$7,225	$13,581	$16,627	$4,424	$7,416
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,052	1,089	3,611	569	843	2,537	910
Due from (to) third party property managers	-	4,970	1,759	3,531	5,019	4,425	4,883
Total current assets	4,729	22,252	12,595	17,680	22,489	11,386	13,209
Property and equipment, net	433,339	404,492	293,903	296,244	370,580	198,094	473,701
Total assets	$438,068	$426,744	$306,498	$313,924	$393,069	$209,480	$486,909

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$16,546	$2,795	$1,708	$5,957	$5,402	$1,995	$6,492
Tenant deposits	-	2,495	1,995	1,995	3,443	2,543	2,495
Due to (from) related parties	6,047	12,415	4,315	4,255	2,150	6,291	14,732
Total current liabilities	22,593	17,705	8,018	12,207	10,995	10,829	23,719
Mortgage payables, net	-	-	221,827	-	-	138,497	-
Operational notes, related party	31,000	-	12,000	-	-	-	17,200
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	53,593	17,705	241,844	12,207	10,995	149,326	40,919
Members’ equity (deficit)
Members’ capital	436,892	413,887	111,574	307,254	398,949	74,046	502,049
Retained earnings (accumulated deficit)	(52,418)	(4,847)	(46,920)	(5,536)	(16,875)	(13,892)	(56,059)
Total members’ equity (deficit)	384,474	409,040	64,654	301,717	382,074	60,154	445,991
Total liabilities and members’ equity (deficit)	$438,068	$426,744	$306,498	$313,924	$393,069	$209,480	$486,909

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	River	Riverwalk	Rooney	Roseberry	Rosewood	Roxy	Saddlebred
ASSETS
Current assets:
Cash	$4,648	$14,359	$7,631	$2,382	$6,677	$6,359	$7,936
Other receivables	-	-	-	-	-	-	1,377
Prepaid expenses	2,540	465	4,881	5,096	2,546	3,833	4,465
Due from (to) third party property managers	7,498	6,370	4,684	7,560	5,305	4,395	8,626
Total current assets	14,687	21,193	17,197	15,038	14,527	14,587	22,403
Property and equipment, net	242,617	371,773	343,961	299,368	253,507	305,327	444,551
Total assets	$257,304	$392,966	$361,158	$314,406	$268,034	$319,913	$466,954

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,205	$5,571	$2,193	$1,686	$1,819	$1,928	$(128)
Tenant deposits	2,993	3,993	2,095	3,443	2,768	1,995	4,168
Due to (from) related parties	7,397	11,685	4,987	4,961	3,729	3,967	6,305
Total current liabilities	12,594	21,249	9,275	10,090	8,316	7,890	10,344
Mortgage payables, net	170,446	-	256,592	209,181	187,025	218,310	329,608
Operational notes, related party	-	-	9,400	5,700	5,100	15,200	23,400
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	183,041	21,249	275,267	224,971	200,441	241,400	363,352
Members’ equity (deficit)
Members’ capital	88,146	380,510	123,718	104,311	93,533	112,118	166,577
Retained earnings (accumulated deficit)	(13,882)	(8,793)	(37,827)	(14,875)	(25,940)	(33,604)	(62,974)
Total members’ equity (deficit)	74,263	371,717	85,891	89,436	67,594	78,514	103,603
Total liabilities and members’ equity (deficit)	$257,304	$392,966	$361,158	$314,406	$268,034	$319,913	$466,954

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Saint	Sajni	Salem	Salinas	Saturn	Scepter	Sequoyah
ASSETS
Current assets:
Cash	$12,217	$6,044	$2,035	$5,932	$3,172	$3,385	$3,513
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	3,739	1,865	3,550	288	2,372	3,545	587
Due from (to) third party property managers	4,680	4,344	-	3,585	1,432	-	4,095
Total current assets	20,635	12,254	5,585	9,806	6,976	6,929	8,194
Property and equipment, net	299,300	296,520	289,625	225,461	199,797	251,064	239,973
Total assets	$319,936	$308,774	$295,210	$235,266	$206,773	$257,993	$248,167

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,391	$1,440	$1,805	$4,137	$1,403	$1,904	$5,627
Tenant deposits	2,495	2,745	-	1,945	1,495	-	2,295
Due to (from) related parties	4,524	3,613	10,111	2,618	3,286	5,162	3,170
Total current liabilities	9,410	7,798	11,916	8,700	6,184	7,066	11,092
Mortgage payables, net	209,879	-	208,930	-	138,151	187,061	122,192
Operational notes, related party	-	11,000	-	20,300	11,900	-	17,200
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	219,289	18,798	220,846	29,000	156,236	194,127	150,483
Members’ equity (deficit)
Members’ capital	104,476	297,561	96,122	233,064	85,149	92,271	140,166
Retained earnings (accumulated deficit)	(3,830)	(7,585)	(21,758)	(26,797)	(34,612)	(28,404)	(42,482)
Total members’ equity (deficit)	100,647	289,976	74,364	206,266	50,537	63,866	97,684
Total liabilities and members’ equity (deficit)	$319,936	$308,774	$295,210	$235,266	$206,773	$257,993	$248,167

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Shallowford	Shoreline	Sigma	Simon	Sims	Soapstone	Sodalis
ASSETS
Current assets:
Cash	$3,698	$7,940	$8,321	$17,998	$12,444	$6,932	$6,783
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	4,417	2,672	4,021	885	879	401	471
Due from (to) third party property managers	4,503	3,993	3,751	4,063	4,568	4,180	3,727
Total current assets	12,618	14,605	16,093	22,947	17,891	11,513	10,981
Property and equipment, net	340,047	282,690	354,714	280,331	263,681	206,765	272,607
Total assets	$352,665	$297,295	$370,807	$303,277	$281,572	$218,279	$283,587

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,117	$2,364	$2,517	$5,575	$3,061	$5,829	$7,257
Tenant deposits	2,345	2,295	2,869	2,095	2,768	2,350	-
Due to (from) related parties	4,822	4,197	4,881	2,655	2,748	3,845	7,983
Total current liabilities	9,284	8,856	10,267	10,324	8,577	12,024	15,240
Mortgage payables, net	176,958	210,001	267,006	-	-	127,090	-
Operational notes, related party	8,600	16,600	-	-	-	6,900	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	194,841	235,457	277,273	10,324	8,577	146,014	15,240
Members’ equity (deficit)
Members’ capital	203,842	96,589	120,280	291,759	279,766	73,474	284,350
Retained earnings (accumulated deficit)	(46,018)	(34,750)	(26,746)	1,194	(6,770)	(1,209)	(16,003)
Total members’ equity (deficit)	157,824	61,839	93,534	292,953	272,996	72,265	268,347
Total liabilities and members’ equity (deficit)	$352,665	$297,295	$370,807	$303,277	$281,572	$218,279	$283,587

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Spencer	Splash	Spring	Stonebriar	Sugar	Summerset	Sundance
ASSETS
Current assets:
Cash	$7,027	$6,893	$5,343	$7,013	$3,972	$5,299	$3,838
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,732	466	451	2,722	4,577	2,358	681
Due from (to) third party property managers	4,811	3,170	3,601	2,942	5,726	6,738	12,302
Total current assets	14,570	10,529	9,395	12,677	14,276	14,396	16,822
Property and equipment, net	273,588	195,684	232,996	189,985	283,493	243,894	303,904
Total assets	$288,157	$206,213	$242,391	$202,662	$297,768	$258,289	$320,726

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,099	$5,143	$7,847	$1,879	$1,723	$2,345	$12,805
Tenant deposits	2,349	1,550	1,695	1,395	3,590	2,843	2,595
Due to (from) related parties	4,522	3,850	4,463	2,816	9,541	4,007	7,535
Total current liabilities	9,970	10,543	14,005	6,090	14,855	9,195	22,936
Mortgage payables, net	192,623	122,064	-	132,798	199,058	163,630	155,269
Operational notes, related party	9,400	8,200	-	16,000	-	24,500	6,700
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	211,993	140,807	14,005	154,888	213,912	197,325	184,904
Members’ equity (deficit)
Members’ capital	97,189	77,147	238,802	73,907	120,027	89,891	174,800
Retained earnings (accumulated deficit)	(21,024)	(11,741)	(10,415)	(26,133)	(36,171)	(28,927)	(38,979)
Total members’ equity (deficit)	76,164	65,406	228,386	47,774	83,856	60,964	135,821
Total liabilities and members’ equity (deficit)	$288,157	$206,213	$242,391	$202,662	$297,768	$258,289	$320,726

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Sunnyside	Swift	Taylor	Terracotta	Theodore	Tulip	Tuscan
ASSETS
Current assets:
Cash	$14,812	$10,298	$3,404	$1,314	$15,244	$5,906	$15,475
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	542	486	2,381	3,638	885	3,123	879
Due from (to) third party property managers	3,390	4,551	4,682	-	2,787	4,044	-
Total current assets	18,744	15,335	10,466	4,952	18,917	13,072	16,354
Property and equipment, net	211,231	324,791	219,057	300,203	278,244	296,689	292,129
Total assets	$229,975	$340,127	$229,523	$305,155	$297,161	$309,761	$308,483

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,004	$3,976	$1,895	$4,209	$4,933	$2,037	$8,782
Tenant deposits	1,845	2,195	1,645	-	2,245	2,195	2,295
Due to (from) related parties	2,458	15,209	2,988	6,103	2,329	4,451	5,767
Total current liabilities	7,307	21,380	6,528	10,312	9,507	8,682	16,844
Mortgage payables, net	-	-	112,179	220,409	-	219,707	180,912
Operational notes, related party	-	-	11,100	19,100	-	24,300	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	7,307	21,380	129,806	249,821	9,507	252,690	197,755
Members’ equity (deficit)
Members’ capital	218,931	330,196	136,252	111,248	294,808	104,538	117,359
Retained earnings (accumulated deficit)	3,737	(11,449)	(36,535)	(55,914)	(7,155)	(47,467)	(6,631)
Total members’ equity (deficit)	222,668	318,747	99,717	55,334	287,654	57,071	110,728
Total liabilities and members’ equity (deficit)	$229,975	$340,127	$229,523	$305,155	$297,161	$309,761	$308,483

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Tuscarora	Tuxford	Vernon	Walton	Wave	Weldon	Wellington
ASSETS
Current assets:
Cash	$11,464	$5,512	$4,514	$6,916	$1,969	$3,840	$7,114
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	567	3,553	2,967	431	3,476	2,286	571
Due from (to) third party property managers	11,711	1,881	4,915	3,676	8,829	3,798	4,933
Total current assets	23,742	10,946	12,396	11,022	14,274	9,924	12,619
Property and equipment, net	318,906	244,298	239,245	282,438	312,084	193,420	385,999
Total assets	$342,648	$255,244	$251,641	$293,461	$326,359	$203,344	$398,618

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,890	$1,537	$2,047	$6,531	$1,626	$1,698	$3,136
Tenant deposits	3,145	1,895	2,843	1,895	2,195	2,168	2,395
Due to (from) related parties	3,778	5,691	3,637	8,823	5,826	4,448	7,286
Total current liabilities	12,812	9,124	8,526	17,250	9,647	8,313	12,817
Mortgage payables, net	-	176,608	179,939	-	221,800	134,919	-
Operational notes, related party	-	25,800	7,400	29,000	94,200	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	12,812	211,532	195,865	46,250	325,646	143,232	12,817
Members’ equity (deficit)
Members’ capital	330,825	92,643	85,191	294,775	112,377	81,211	401,288
Retained earnings (accumulated deficit)	(989)	(48,931)	(29,415)	(47,564)	(111,665)	(21,099)	(15,487)
Total members’ equity (deficit)	329,836	43,712	55,776	247,211	713	60,113	385,801
Total liabilities and members’ equity (deficit)	$342,648	$255,244	$251,641	$293,461	$326,359	$203,344	$398,618

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Wentworth	Wescott	Westchester	Wildwood	Willow	Wilson	Winchester
ASSETS
Current assets:
Cash	$8,105	$2,273	$7,646	$7,637	$3,572	$8,153	$4,347
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,137	1,291	3,596	2,431	534	509	906
Due from (to) third party property managers	3,405	4,980	2,853	4,000	2,718	4,766	340
Total current assets	13,647	8,544	14,095	14,069	6,823	13,428	5,593
Property and equipment, net	214,294	257,291	310,763	206,640	275,607	363,871	261,340
Total assets	$227,941	$265,836	$324,858	$220,709	$282,430	$377,299	$266,933

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,232	$2,013	$2,162	$2,266	$4,567	$7,237	$2,793
Tenant deposits	1,595	3,440	3,119	1,945	1,545	2,445	1,895
Due to (from) related parties	3,792	5,174	5,698	3,657	7,794	5,807	1,463
Total current liabilities	7,619	10,628	10,979	7,868	13,906	15,489	6,151
Mortgage payables, net	155,217	133,074	196,481	107,312	-	-	-
Operational notes, related party	-	20,800	16,600	-	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	162,836	164,502	224,059	115,180	13,906	15,489	6,151
Members’ equity (deficit)
Members’ capital	67,546	145,767	141,460	116,060	282,191	369,388	276,569
Retained earnings (accumulated deficit)	(2,440)	(44,433)	(40,662)	(10,531)	(13,668)	(7,578)	(15,787)
Total members’ equity (deficit)	65,105	101,334	100,798	105,529	268,524	361,810	260,782
Total liabilities and members’ equity (deficit)	$227,941	$265,836	$324,858	$220,709	$282,430	$377,299	$266,933

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Windsor	Winston	Wisteria	Campbell	Arlo	Hualapai	Brentwood
ASSETS
Current assets:
Cash	$4,831	$9,599	$6,681	$-	$-	$-	$-
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	4,768	610	3,050	-	-	-	-
Due from (to) third party property managers	-	5,345	4,931	-	-	-	-
Total current assets	9,599	15,554	14,662	-	-	-	-
Property and equipment, net	319,138	310,330	283,244	-	-	-	-
Total assets	$328,736	$325,883	$297,906	$-	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,047	$2,873	$1,920	$-	$-	$-	$-
Tenant deposits	2,595	1,795	3,143	-	-	-	-
Due to (from) related parties	7,972	4,457	3,562	-	-	-	-
Total current liabilities	12,614	9,124	8,624	-	-	-	-
Mortgage payables, net	224,828	-	205,382	-	-	-	-
Operational notes, related party	32,500	-	9,300	-	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	269,942	9,124	223,306	-	-	-	-
Members’ equity (deficit)
Members’ capital	114,006	324,293	97,526	-	-	-	-
Retained earnings (accumulated deficit)	(55,211)	(7,534)	(22,925)	-	-	-	-
Total members’ equity (deficit)	58,795	316,759	74,600	-	-	-	-
Total liabilities and members’ equity (deficit)	$328,736	$325,883	$297,906	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Bellvue	Lorenz	Lexie	Hartsfield	Unallocated members capital	Consolidated
ASSETS
Current assets:
Cash	$-	$-	$-	$-	$-	$1,881,389
Other receivables	-	-	-	-	-	1,377
Prepaid expenses	-	-	-	-	-	505,829
Due from (to) third party property managers	-	-	-	-	-	1,014,907
Total current assets	-	-	-	-	-	3,403,502
Property and equipment, net	-	-	-	-	-	72,206,586
Total assets	$-	$-	$-	$-	$-	$75,610,088

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$-	$-	$-	$-	$907,183
Tenant deposits	-	-	-	-	-	526,298
Due to (from) related parties	-	-	-	-	-	1,386,475
Total current liabilities	-	-	-	-	-	2,819,955
Mortgage payables, net	-	-	-	-	-	23,721,589
Operational notes, related party	-	-	-	-	-	2,045,300
Due to commonly controlled entity	-	-	-	-	179,235	179,235
Total liabilities	-	-	-	-	179,235	28,766,079
Members’ equity (deficit)
Members’ capital	-	-	-	-	-	52,980,174
Retained earnings (accumulated deficit)	-	-	-	-	(179,235)	(6,136,165)
Total members’ equity (deficit)	-	-	-	-	(179,235)	46,844,009
Total liabilities and members’ equity (deficit)	$-	$-	$-	$-	$-	$75,610,088

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	100	101	Abbington	Abernant	Alvin	Amber	Apollo
ASSETS
Current assets:
Cash	$29,547	$5,396	$10,509	$546	$4,872	$3,401	$518
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	587	605	700	212	254	1,428	1,876
Due from (to) third party property managers	11,007	8,280	3,088	(354)	(678)	2,534	7,015
Total current assets	41,142	14,281	14,297	404	4,447	7,363	9,409
Property and equipment, net	$592,553	$613,223	$468,656	$227,524	$318,111	$288,748	$189,297
Deposits	$3,745	$3,095	$2,845	$-	$2,295	$2,843	$1,744
Total assets	$637,440	$630,599	$485,799	$227,928	$324,853	$298,954	$200,450

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$13,100	$6,583	$6,687	$2,827	$3,454	$3,254	$2,057
Due to (from) related parties	25,882	38,875	18,115	230,664	324,058	7,225	4,124
Total Current liabilities	38,982	45,458	24,803	233,491	327,512	10,479	6,182
Tenant deposits	3,745	3,095	2,845	-	2,295	2,843	1,744
Mortgage payable, net	-	-	-	-	-	198,743	133,204
Total Liabilities	42,727	48,553	27,648	233,491	329,807	212,064	141,129
Members’ equity (deficit)
Members’ capital	593,296	649,953	482,257	2,405	330	115,531	72,850
Retained earnings (accumulated deficit)	1,418	(67,907)	(24,106)	(7,968)	(5,284)	(28,641)	(13,529)
Total members’ equity (deficit)	594,713	582,046	458,151	(5,563)	(4,954)	86,890	59,321
Total liabilities and members’ equity (deficit)	$637,440	$630,599	$485,799	$227,928	$324,853	$298,954	$200,450

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier
ASSETS
Current assets:
Cash	$1,362	$20,996	$2,956	$16,728	$317	$25,175	$14,176
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,218	509	1,475	340	1,026	-	2,141
Due from (to) third party property managers	4,731	4,514	7,673	4,097	(3,569)	(2,757)	6,496
Total current assets	7,310	26,018	12,104	21,166	(2,227)	22,418	22,813
Property and equipment, net	$247,484	$294,773	$278,995	$327,184	$246,012	$301,220	$331,910
Deposits	$2,245	$1,995	$1,795	$2,195	$2,993	$-	$2,195
Total assets	$257,039	$322,786	$292,894	$350,544	$246,778	$323,638	$356,919

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,199	$5,874	$2,461	$5,440	$2,196	$1,894	$2,548
Due to (from) related parties	8,466	(507)	6,535	4,518	7,474	2,472	4,672
Total Current liabilities	10,664	5,367	8,997	9,959	9,671	4,366	7,219
Tenant deposits	2,245	1,995	1,795	2,195	2,993	-	2,195
Mortgage payable, net	124,200	-	200,866	-	171,923	-	242,530
Total Liabilities	137,109	7,362	211,658	12,154	184,586	4,366	251,944
Members’ equity (deficit)
Members’ capital	151,692	323,135	98,105	351,685	82,572	326,781	121,833
Retained earnings (accumulated deficit)	(31,762)	(7,711)	(16,869)	(13,295)	(20,380)	(7,509)	(16,859)
Total members’ equity (deficit)	119,930	315,424	81,236	338,391	62,192	319,272	104,974
Total liabilities and members’ equity (deficit)	$257,039	$322,786	$292,894	$350,544	$246,778	$323,638	$356,919

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle
ASSETS
Current assets:
Cash	$18,044	$1,067	$1,125	$16,160	$12,611	$13,396	$5,101
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	556	1,278	3,450	1,210	1,607	492	1,234
Due from (to) third party property managers	6,053	2,233	5,291	(8,312)	12,164	(2,290)	1,693
Total current assets	24,654	4,579	9,866	9,057	26,381	11,598	8,027
Property and equipment, net	$558,711	$189,841	$240,576	$258,687	$269,313	$304,934	$425,965
Deposits	$2,895	$1,495	$2,619	$1,795	$4,590	$-	$2,495
Total assets	$586,260	$195,915	$253,060	$269,539	$300,285	$316,532	$436,487

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$9,593	$2,280	$3,305	$6,703	$3,424	$7,767	$3,832
Due to (from) related parties	17,815	6,538	5,919	25,522	6,180	(283)	26,569
Total Current liabilities	27,407	8,818	9,224	32,225	9,604	7,484	30,400
Tenant deposits	2,895	1,495	2,619	1,795	4,590	-	2,495
Mortgage payable, net	-	129,737	163,543	-	194,557	-	-
Total Liabilities	30,302	140,050	175,386	34,020	208,751	7,484	32,895
Members’ equity (deficit)
Members’ capital	566,477	68,664	92,034	258,269	92,889	332,233	444,347
Retained earnings (accumulated deficit)	(10,519)	(12,800)	(14,360)	(22,750)	(1,355)	(23,184)	(40,756)
Total members’ equity (deficit)	555,958	55,865	77,674	235,519	91,534	309,049	403,592
Total liabilities and members’ equity (deficit)	$586,260	$195,915	$253,060	$269,539	$300,285	$316,532	$436,487

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan
ASSETS
Current assets:
Cash	$20,507	$16,933	$24,959	$10,093	$3,743	$10,873	$1,356
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	312	288	506	974	629	822	2,159
Due from (to) third party property managers	7,447	4,417	(598)	7,212	6,226	5,361	2,221
Total current assets	28,266	21,639	24,867	18,279	10,597	17,055	5,735
Property and equipment, net	$293,054	$218,993	$246,986	$329,371	$284,408	$313,845	$218,555
Deposits	$2,295	$1,595	$1,845	$2,295	$2,595	$2,045	$1,994
Total assets	$323,614	$242,226	$273,699	$349,945	$297,601	$332,946	$226,284

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,747	$5,639	$7,188	$12,655	$6,920	$5,882	$1,335
Due to (from) related parties	5,292	1,804	6,542	11,237	(10,799)	11,136	17,726
Total Current liabilities	11,038	7,443	13,730	23,892	(3,878)	17,018	19,061
Tenant deposits	2,295	1,595	1,845	2,295	2,595	2,045	1,994
Mortgage payable, net	-	-	-	-	142,160	-	153,817
Total Liabilities	13,333	9,038	15,575	26,187	140,877	19,063	174,872
Members’ equity (deficit)
Members’ capital	314,832	237,473	265,963	343,756	163,989	329,533	87,119
Retained earnings (accumulated deficit)	(4,550)	(4,285)	(7,839)	(19,999)	(7,265)	(15,651)	(35,706)
Total members’ equity (deficit)	310,281	233,188	258,124	323,758	156,724	313,883	51,413
Total liabilities and members’ equity (deficit)	$323,614	$242,226	$273,699	$349,945	$297,601	$332,946	$226,284

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Campbell
ASSETS
Current assets:
Cash	$21,004	$171	$12,564	$222	$22,562	$16,603	$-
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	237	464	2,266	2,883	199	337	-
Due from (to) third party property managers	(121)	3,870	9,874	14,204	2,550	5,709	-
Total current assets	21,120	4,505	24,704	17,310	25,311	22,649	-
Property and equipment, net	$208,762	$167,213	$627,084	$358,935	$235,837	$256,920	$-
Deposits	$-	$1,249	$3,395	$2,795	$1,795	$1,994	$-
Total assets	$229,881	$172,967	$655,183	$379,040	$262,942	$281,562	$-

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,688	$2,392	$10,896	$3,326	$2,991	$4,438	$-
Due to (from) related parties	867	10,819	27,374	13,906	1,081	5,221	69,756
Total Current liabilities	3,556	13,210	38,271	17,231	4,072	9,659	69,756
Tenant deposits	-	1,249	3,395	2,795	1,795	1,994	-
Mortgage payable, net	-	81,375	-	259,896	-	-	-
Total Liabilities	3,556	95,834	41,666	279,923	5,867	11,653	69,756
Members’ equity (deficit)
Members’ capital	237,227	100,573	626,642	121,132	262,824	269,656	3,161
Retained earnings (accumulated deficit)	(10,901)	(23,440)	(13,124)	(22,015)	(5,748)	254	(72,917)
Total members’ equity (deficit)	226,325	77,133	613,517	99,117	257,076	269,909	(69,756)
Total liabilities and members’ equity (deficit)	$229,881	$172,967	$655,183	$379,040	$262,942	$281,562	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Cawley	Centennial	Chaparral	Chattahoochee	Chelsea	Chester	Chickamauga
ASSETS
Current assets:
Cash	$21,791	$9,087	$18,793	$-	$2,782	$4,291	$28,234
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	545	(99)	272	-	2,570	1,444	972
Due from (to) third party property managers	6,487	4,460	(1,437)	-	5,988	6,503	2,054
Total current assets	28,823	13,448	17,628	-	11,340	12,238	31,260
Property and equipment, net	$312,610	$267,090	$181,513	$-	$295,663	$359,628	$364,915
Deposits	$2,195	$1,895	$3,000	$-	$1,895	$2,445	$2,545
Total assets	$343,628	$282,433	$202,141	$-	$308,898	$374,311	$398,720

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$6,195	$2,636	$6,556	$-	$4,128	$2,825	$9,570
Due to (from) related parties	4,991	5,729	7,053	-	(3,745)	(7,908)	7,158
Total Current liabilities	11,186	8,366	13,609	-	383	(5,083)	16,729
Tenant deposits	2,195	1,895	3,000	-	1,895	2,445	2,545
Mortgage payable, net	-	187,578	103,192	-	213,270	181,530	-
Total Liabilities	13,381	197,839	119,801	-	215,548	178,892	19,274
Members’ equity (deficit)
Members’ capital	334,802	99,231	81,858	-	106,587	214,302	381,178
Retained earnings (accumulated deficit)	(4,555)	(14,637)	482	-	(13,237)	(18,883)	(1,731)
Total members’ equity (deficit)	330,247	84,594	82,340	-	93,350	195,419	379,446
Total liabilities and members’ equity (deficit)	$343,628	$282,433	$202,141	$-	$308,898	$374,311	$398,720

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Chinook	Chitwood	Clover	Coatbridge	Collier	Collinston	Conway
ASSETS
Current assets:
Cash	$7,395	$12,399	$12,229	$223	$13,986	$650	$4,086
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	624	403	612	1,827	387	824	1,280
Due from (to) third party property managers	(869)	6,393	9,423	(3,907)	6,735	7,574	8,675
Total current assets	7,150	19,195	22,264	(1,858)	21,108	9,048	14,041
Property and equipment, net	$310,454	$370,485	$319,996	$262,048	$343,946	$199,231	$665,159
Deposits	$2,095	$2,795	$1,895	$6,135	$2,445	$1,994	$3,250
Total assets	$319,699	$392,475	$344,156	$266,325	$367,499	$210,273	$682,450

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$6,069	$10,958	$5,123	$2,877	$4,991	$1,335	$7,602
Due to (from) related parties	(1,082)	2,230	15,730	12,934	26,386	18,279	21,523
Total Current liabilities	4,987	13,188	20,852	15,810	31,377	19,614	29,125
Tenant deposits	2,095	2,795	1,895	6,135	2,445	1,994	3,250
Mortgage payable, net	-	-	-	173,204	-	134,859	-
Total Liabilities	7,082	15,983	22,747	195,149	33,822	156,468	32,375
Members’ equity (deficit)
Members’ capital	330,639	384,786	325,830	100,241	347,837	83,745	686,468
Retained earnings (accumulated deficit)	(18,023)	(8,295)	(4,422)	(29,065)	(14,160)	(29,939)	(36,393)
Total members’ equity (deficit)	312,617	376,491	321,408	71,177	333,677	53,806	650,075
Total liabilities and members’ equity (deficit)	$319,699	$392,475	$344,156	$266,325	$367,499	$210,273	$682,450

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Cove	Creekside	Creekwood	Cumberland	Cupcake	Cypress	Daisy
ASSETS
Current assets:
Cash	$14,802	$14,662	$901	$21,941	$12,632	$20,606	$18,365
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	502	526	2,404	513	682	4,569	455
Due from (to) third party property managers	5,204	5,355	3,534	4,650	1,626	2,602	5,445
Total current assets	20,509	20,542	6,838	27,104	14,941	27,778	24,265
Property and equipment, net	$208,080	$301,191	$280,232	$286,838	$214,529	$354,411	$291,729
Deposits	$1,595	$2,395	$1,795	$1,695	$1,595	$2,395	$1,695
Total assets	$230,184	$324,128	$288,865	$315,637	$231,065	$384,584	$317,689

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$4,506	$8,309	$2,500	$6,289	$3,378	$4,197	$7,165
Due to (from) related parties	4,614	5,480	(7,847)	6,330	302	12,803	10,160
Total Current liabilities	9,120	13,788	(5,347)	12,618	3,680	17,000	17,325
Tenant deposits	1,595	2,395	1,795	1,695	1,595	2,395	1,695
Mortgage payable, net	-	-	141,105	-	150,091	178,936	-
Total Liabilities	10,715	16,183	137,553	14,313	155,366	198,331	19,020
Members’ equity (deficit)
Members’ capital	222,632	307,870	169,337	301,266	74,155	210,247	303,624
Retained earnings (accumulated deficit)	(3,163)	75	(18,024)	58	1,544	(23,994)	(4,956)
Total members’ equity (deficit)	219,469	307,945	151,312	301,324	75,699	186,253	298,668
Total liabilities and members’ equity (deficit)	$230,184	$324,128	$288,865	$315,637	$231,065	$384,584	$317,689

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Davidson	Dawson	Delta	Dewberry	Diablo	Dogwood	Dolittle
ASSETS
Current assets:
Cash	$2,931	$-	$1,789	$-	$1,951	$10,714	$941
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,186	2,360	2,785	429	1,779	642	1,868
Due from (to) third party property managers	(2,972)	6,088	(9,839)	7,298	6,978	9,121	6,276
Total current assets	2,145	8,448	(5,265)	7,726	10,708	20,478	9,086
Property and equipment, net	$199,901	$216,097	$326,471	$178,136	$284,911	$232,743	$290,687
Deposits	$1,806	$1,745	$-	$4,785	$2,145	$2,243	$3,443
Total assets	$203,852	$226,290	$321,206	$190,648	$297,763	$255,463	$303,215

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,232	$2,212	$1,695	$2,251	$4,482	$3,835	$3,932
Due to (from) related parties	7,299	19,660	43,795	8,822	27,893	8,403	5,129
Total Current liabilities	9,531	21,872	45,490	11,073	32,375	12,238	9,061
Tenant deposits	1,806	1,745	-	4,785	2,145	2,243	3,443
Mortgage payable, net	145,281	144,222	224,506	119,432	205,745	-	205,431
Total Liabilities	156,619	167,839	269,996	135,290	240,265	14,481	217,935
Members’ equity (deficit)
Members’ capital	73,222	84,784	119,272	71,437	101,646	241,546	102,467
Retained earnings (accumulated deficit)	(25,988)	(26,333)	(68,063)	(16,079)	(44,148)	(563)	(17,187)
Total members’ equity (deficit)	47,233	58,451	51,210	55,358	57,498	240,982	85,280
Total liabilities and members’ equity (deficit)	$203,852	$226,290	$321,206	$190,648	$297,763	$255,463	$303,215

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Dolly	Dops	Dorchester	Dunbar	Duncan	Eagle	Eastfair	Eastwood
ASSETS
Current assets:
Cash	$12,293	$9,336	$9,281	$829	$-	$8,998	$3,306	$27,058
Other receivables	-	-	-	-	-	-	-	-
Prepaid expenses	905	446	1,428	50	-	1,986	2,487	245
Due from (to) third party property managers	9,490	8,809	6,054	1,111	-	(494)	(5,315)	73
Total current assets	22,689	18,590	16,763	1,990	-	10,491	477	27,376
Property and equipment, net	$667,983	$200,581	$333,247	$324,690	$-	$269,037	$201,546	$318,890
Deposits	$6,390	$-	$2,195	$2,996	$-	$1,995	$3,590	$2,295
Total assets	$697,061	$219,171	$352,205	$329,675	$-	$281,523	$205,613	$348,561

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$7,230	$4,223	$13,035	$4,720	$-	$3,945	$2,436	$3,485
Due to (from) related parties	20,259	4,020	11,672	39,697	-	(11,024)	4,920	3,808
Total Current liabilities	27,489	8,243	24,707	44,417	-	(7,079)	7,357	7,292
Tenant deposits	6,390	2,093	2,195	2,996	-	1,995	3,590	2,295
Mortgage payable, net	-	-	-	-	-	131,703	147,944	-
Total Liabilities	33,879	10,335	26,902	47,412	-	126,620	158,891	9,587
Members’ equity (deficit)
Members’ capital	697,427	213,611	352,413	325,733	-	156,130	63,228	347,943
Retained earnings (accumulated deficit)	(34,245)	(4,775)	(27,110)	(43,470)	-	(1,226)	(16,505)	(8,970)
Total members’ equity (deficit)	663,182	208,836	325,303	282,263	-	154,904	46,722	338,973
Total liabilities and members’ equity (deficit)	$697,061	$219,171	$352,205	$329,675	$-	$281,523	$205,613	$348,561

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Elevation	Ella	Ellen	Elm	Emporia	Ensenada	Falcon
ASSETS
Current assets:
Cash	$554	$16,261	$18,340	$1,155	$333	$19,001	$13,791
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,696	469	350	2,314	2,012	2,175	2,081
Due from (to) third party property managers	733	3,541	131	(532)	79	9,732	73
Total current assets	2,984	20,272	18,821	2,937	2,424	30,908	15,945
Property and equipment, net	$262,577	$257,052	$247,331	$155,693	$336,694	$532,327	$269,725
Deposits	$3,990	$1,795	$2,693	$1,495	$2,495	$3,295	$1,950
Total assets	$269,551	$279,119	$268,845	$160,125	$341,613	$566,530	$287,620

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,239	$6,885	$6,710	$1,992	$2,930	$4,006	$4,747
Due to (from) related parties	27,888	9,961	(1,925)	5,986	10,361	9,791	(2,818)
Total Current liabilities	30,127	16,846	4,786	7,978	13,291	13,797	1,929
Tenant deposits	3,990	1,795	2,693	1,495	2,495	3,295	1,950
Mortgage payable, net	170,378	-	-	105,817	242,578	388,577	131,694
Total Liabilities	204,495	18,641	7,478	115,289	258,364	405,669	135,573
Members’ equity (deficit)
Members’ capital	103,194	274,058	273,378	63,009	123,807	186,752	154,432
Retained earnings (accumulated deficit)	(38,138)	(13,580)	(12,011)	(18,173)	(40,559)	(25,891)	(2,385)
Total members’ equity (deficit)	65,056	260,478	261,367	44,836	83,249	160,861	152,047
Total liabilities and members’ equity (deficit)	$269,551	$279,119	$268,845	$160,125	$341,613	$566,530	$287,620

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Felix	Fenwick	Fletcher	Folly	Forest	Foster	Franklin
ASSETS
Current assets:
Cash	$16,615	$20,374	$19,609	$9,718	$972	$29,623	$12,417
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	334	518	127	1,217	3,723	327	523
Due from (to) third party property managers	6,432	5,591	3,674	6,804	(2,426)	6,960	2,528
Total current assets	23,382	26,482	23,410	17,739	2,269	36,909	15,468
Property and equipment, net	$253,322	$298,020	$175,261	$308,116	$341,123	$311,537	$302,320
Deposits	$2,393	$2,095	$1,395	$2,695	$2,595	$2,349	$2,095
Total assets	$279,097	$326,597	$200,066	$328,550	$345,987	$350,795	$319,883

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$6,672	$6,085	$2,383	$10,776	$1,335	$11,021	$8,266
Due to (from) related parties	8,089	4,499	4,564	19,397	35,596	4,964	(1,349)
Total Current liabilities	14,761	10,584	6,947	30,173	36,931	15,985	6,917
Tenant deposits	2,393	2,095	1,395	2,695	2,595	2,349	2,095
Mortgage payable, net	-	-	-	-	225,248	-	-
Total Liabilities	17,154	12,679	8,342	32,868	264,774	18,334	9,012
Members’ equity (deficit)
Members’ capital	267,339	321,039	199,420	318,420	137,025	337,311	326,200
Retained earnings (accumulated deficit)	(5,397)	(7,121)	(7,696)	(22,738)	(55,813)	(4,850)	(15,329)
Total members’ equity (deficit)	261,943	313,918	191,724	295,682	81,213	332,461	310,871
Total liabilities and members’ equity (deficit)	$279,097	$326,597	$200,066	$328,550	$345,987	$350,795	$319,883

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Gardens	General	Goose	Grant	Greenhill	Gretal	Grove
ASSETS
Current assets:
Cash	$2,979	$16,134	$12,548	$7,131	$1,823	$21,406	$436
Other receivables	(4,304)	-	-	-	-	-	-
Prepaid expenses	1,889	467	2,113	2,526	2,332	640	1,507
Due from (to) third party property managers	1,439	(2,403)	150	12,043	11,043	7,145	5,478
Total current assets	2,004	14,198	14,812	21,699	15,198	29,190	7,421
Property and equipment, net	$217,726	$314,801	$250,723	$355,029	$312,415	$439,325	$226,418
Deposits	$1,869	$2,495	$1,950	$-	$3,119	$2,395	$1,869
Total assets	$221,599	$331,494	$267,484	$376,728	$330,732	$470,910	$235,707

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,714	$7,757	$3,853	$2,954	$3,223	$7,505	$2,050
Due to (from) related parties	4,362	(485)	(2,556)	6,840	7,477	9,435	8,770
Total Current liabilities	7,076	7,272	1,297	9,793	10,700	16,940	10,819
Tenant deposits	1,869	2,495	1,950	-	3,119	2,395	1,869
Mortgage payable, net	134,830	-	122,630	256,502	225,483	-	155,681
Total Liabilities	143,774	9,767	125,877	266,295	239,302	19,335	168,369
Members’ equity (deficit)
Members’ capital	91,021	342,938	143,936	130,632	104,882	469,906	82,745
Retained earnings (accumulated deficit)	(13,196)	(21,211)	(2,328)	(20,199)	(13,451)	(18,331)	(15,407)
Total members’ equity (deficit)	77,825	321,727	141,607	110,433	91,431	451,575	67,338
Total liabilities and members’ equity (deficit)	$221,599	$331,494	$267,484	$376,728	$330,732	$470,910	$235,707

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Hadden	Hansard	Hansel	Hargrave	Harrison	Henry	Heritage
ASSETS
Current assets:
Cash	$6,140	$23,034	$12,324	$461	$6,309	$2,683	$23,848
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,860	419	2,753	199	2,072	473	2,911
Due from (to) third party property managers	9,978	6,369	6,238	(610)	8,695	(1,147)	2,340
Total current assets	17,977	29,821	21,315	51	17,076	2,009	29,099
Property and equipment, net	$210,849	$297,391	$394,085	$233,379	$444,477	$416,767	$284,227
Deposits	$1,645	$2,450	$2,095	$-	$3,145	$2,450	$1,995
Total assets	$230,471	$329,662	$417,495	$233,430	$464,697	$421,226	$315,321

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,979	$8,895	$3,605	$2,986	$4,735	$2,962	$2,335
Due to (from) related parties	4,708	4,845	18,196	234,527	(5,783)	31,565	33,251
Total Current liabilities	7,688	13,740	21,801	237,513	(1,048)	34,527	35,586
Tenant deposits	1,645	2,450	2,095	-	3,145	2,450	1,995
Mortgage payable, net	141,790	-	197,418	-	224,650	-	200,854
Total Liabilities	151,123	16,190	221,314	237,513	226,747	36,977	238,435
Members’ equity (deficit)
Members’ capital	85,741	315,246	229,179	1,843	256,988	423,215	102,206
Retained earnings (accumulated deficit)	(6,392)	(1,774)	(32,998)	(5,926)	(19,038)	(38,966)	(25,320)
Total members’ equity (deficit)	79,348	313,472	196,181	(4,083)	237,950	384,249	76,886
Total liabilities and members’ equity (deficit)	$230,471	$329,662	$417,495	$233,430	$464,697	$421,226	$315,321

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Heron	Highland	Hines	Hobbes	Holcomb	Holland	Hollandaise
ASSETS
Current assets:
Cash	$330	$8,230	$6,818	$22,214	$30,016	$350	$5,398
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,023	240	270	199	(29)	2,103	2,023
Due from (to) third party property managers	10,902	6,333	4,794	(726)	222	5,536	16,343
Total current assets	13,256	14,804	11,882	21,688	30,209	7,990	23,763
Property and equipment, net	$280,413	$277,912	$254,925	$233,684	$343,019	$199,416	$351,137
Deposits	$2,369	$2,843	$1,845	$-	$2,095	$2,168	$2,295
Total assets	$296,038	$295,558	$268,652	$255,372	$375,323	$209,573	$377,196

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,330	$7,928	$4,951	$2,974	$5,234	$2,042	$2,815
Due to (from) related parties	5,275	8,854	12,068	(683)	20,805	3,119	4,163
Total Current liabilities	8,605	16,783	17,018	2,291	26,039	5,161	6,978
Tenant deposits	2,369	2,843	1,845	-	2,095	2,168	2,295
Mortgage payable, net	198,769	-	-	-	-	145,287	252,997
Total Liabilities	209,742	19,625	18,863	2,291	28,134	152,615	262,270
Members’ equity (deficit)
Members’ capital	100,965	282,634	257,932	261,828	359,391	84,392	138,465
Retained earnings (accumulated deficit)	(14,669)	(6,701)	(8,143)	(8,747)	(12,202)	(27,435)	(23,539)
Total members’ equity (deficit)	86,296	275,933	249,789	253,081	347,189	56,958	114,926
Total liabilities and members’ equity (deficit)	$296,038	$295,558	$268,652	$255,372	$375,323	$209,573	$377,196

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Holloway	Inglewood	Irene	Jack	Jake	Jefferson	Jill
ASSETS
Current assets:
Cash	$38	$12,751	$22,155	$5,559	$6,324	$17,923	$4,740
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,015	1,676	211	2,280	1,145	1,165	4,102
Due from (to) third party property managers	8,715	10,180	(568)	7,692	4,674	6,265	6,709
Total current assets	10,767	24,607	21,798	15,532	12,143	25,352	15,551
Property and equipment, net	$318,591	$659,619	$175,261	$404,310	$569,206	$269,271	$389,228
Deposits	$3,119	$3,645	$1,395	$2,995	$2,895	$2,595	$2,195
Total assets	$332,477	$687,871	$198,454	$422,837	$584,244	$297,218	$406,974

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,253	$10,065	$2,628	$2,619	$11,832	$8,177	$3,480
Due to (from) related parties	7,568	13,152	2,929	10,845	20,643	3,576	(4,475)
Total Current liabilities	10,821	23,217	5,557	13,464	32,475	11,753	(995)
Tenant deposits	3,119	3,645	1,395	2,995	2,895	2,595	2,195
Mortgage payable, net	218,295	-	-	286,877	-	-	196,544
Total Liabilities	232,234	26,862	6,952	303,336	35,370	14,348	197,744
Members’ equity (deficit)
Members’ capital	124,068	693,953	200,070	146,770	588,435	286,804	228,922
Retained earnings (accumulated deficit)	(23,825)	(32,943)	(8,568)	(27,270)	(39,561)	(3,934)	(19,692)
Total members’ equity (deficit)	100,243	661,009	191,502	119,501	548,874	282,870	209,230
Total liabilities and members’ equity (deficit)	$332,477	$687,871	$198,454	$422,837	$584,244	$297,218	$406,974

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Johnny	June	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn
ASSETS
Current assets:
Cash	$33,784	$13,071	$4,172	$2,520	$28,570	$15,768	$10,143
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	739	740	1,130	2,004	709	905	961
Due from (to) third party property managers	10,266	9,784	7,006	7,036	3,106	9,234	4,919
Total current assets	44,790	23,595	12,308	11,560	32,385	25,907	16,024
Property and equipment, net	$567,288	$567,288	$199,227	$264,371	$411,471	$667,983	$322,408
Deposits	$3,795	$3,545	$1,869	$2,543	$2,495	$3,095	$2,369
Total assets	$615,873	$594,428	$213,404	$278,473	$446,351	$696,985	$340,800

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$8,545	$12,323	$2,070	$2,731	$4,250	$7,558	$2,421
Due to (from) related parties	65,634	37,312	7,141	(3,235)	24,700	12,894	17,389
Total Current liabilities	74,179	49,635	9,211	(503)	28,950	20,452	19,811
Tenant deposits	3,795	3,545	1,869	2,543	2,495	3,095	2,369
Mortgage payable, net	-	-	138,087	190,440	-	-	235,553
Total Liabilities	77,974	53,180	149,167	192,479	31,445	23,547	257,733
Members’ equity (deficit)
Members’ capital	583,323	583,178	83,593	96,804	428,327	697,315	121,882
Retained earnings (accumulated deficit)	(45,424)	(41,930)	(19,356)	(10,811)	(13,421)	(23,878)	(38,815)
Total members’ equity (deficit)	537,900	541,248	64,237	85,994	414,906	673,437	83,068
Total liabilities and members’ equity (deficit)	$615,873	$594,428	$213,404	$278,473	$446,351	$696,985	$340,800

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Kessler	Kingsley	Kirkwood	Korin	Lallie	Lanier	Lannister
ASSETS
Current assets:
Cash	$1,471	$-	$3,527	$21,973	$515	$10,134	$797
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,109	411	2,462	316	514	3,036	3,432
Due from (to) third party property managers	4,796	7,326	4,669	5,790	(1,579)	(235)	4,094
Total current assets	7,377	7,737	10,658	28,079	(550)	12,935	8,323
Property and equipment, net	$254,464	$295,374	$252,044	$272,326	$357,973	$369,293	$173,539
Deposits	$1,595	$2,869	$2,393	$1,995	$-	$2,295	$1,943
Total assets	$263,436	$305,980	$265,094	$302,400	$357,423	$384,523	$183,805

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,188	$3,092	$3,082	$8,491	$1,571	$2,820	$1,997
Due to (from) related parties	3,043	9,071	6,035	8,175	39,623	5,481	10,613
Total Current liabilities	5,232	12,162	9,116	16,666	41,194	8,301	12,610
Tenant deposits	1,595	2,869	2,393	1,995	-	2,295	1,943
Mortgage payable, net	125,217	212,350	180,003	-	237,617	261,322	112,602
Total Liabilities	132,044	227,381	191,511	18,661	278,810	271,918	127,154
Members’ equity (deficit)
Members’ capital	149,628	100,776	91,257	285,974	123,321	132,004	77,946
Retained earnings (accumulated deficit)	(18,235)	(22,177)	(17,674)	(2,236)	(44,709)	(19,399)	(21,295)
Total members’ equity (deficit)	131,393	78,599	73,583	283,739	78,613	112,605	56,650
Total liabilities and members’ equity (deficit)	$263,436	$305,980	$265,094	$302,400	$357,423	$384,523	$183,805

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Latte	Lennox	Lierly	Lily	Limestone	Litton	Longwoods
ASSETS
Current assets:
Cash	$9,117	$4,237	$21,077	$5,397	$1,897	$9,012	$21,591
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	723	931	295	4,660	1,025	554	532
Due from (to) third party property managers	9,945	3,560	831	7,687	(5,182)	6,564	3,958
Total current assets	19,786	8,727	22,204	17,745	(2,261)	16,130	26,081
Property and equipment, net	$353,266	$203,140	$197,735	$504,543	$275,655	$313,889	$267,766
Deposits	$3,293	$1,695	$1,750	$2,395	$3,293	$2,445	$1,995
Total assets	$376,344	$213,562	$221,688	$524,683	$276,686	$332,464	$295,842

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,802	$2,924	$7,536	$2,068	$1,542	$4,629	$9,648
Due to (from) related parties	11,124	5,444	6,663	65,815	(5,721)	(6,877)	2,868
Total Current liabilities	14,927	8,368	14,199	67,883	(4,178)	(2,248)	12,516
Tenant deposits	3,293	1,695	1,750	2,395	3,293	2,445	1,995
Mortgage payable, net	-	137,782	129,743	308,645	200,898	156,867	-
Total Liabilities	18,219	147,844	145,692	378,923	200,012	157,064	14,511
Members’ equity (deficit)
Members’ capital	360,828	78,810	73,130	211,475	108,182	181,077	291,212
Retained earnings (accumulated deficit)	(2,703)	(13,092)	2,867	(65,715)	(31,508)	(5,676)	(9,881)
Total members’ equity (deficit)	358,125	65,718	75,997	145,760	76,674	175,400	281,331
Total liabilities and members’ equity (deficit)	$376,344	$213,562	$221,688	$524,683	$276,686	$332,464	$295,842

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Lookout	Loretta	Louis	Louise	Lovejoy	Luna	Lurleen
ASSETS
Current assets:
Cash	$9,326	$10,811	$23,129	$7,859	$977	$2,813	$109
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	452	1,280	562	2,283	1,828	836	510
Due from (to) third party property managers	5,827	8,996	6,847	6,765	(346)	(3,791)	(3,154)
Total current assets	15,605	21,087	30,538	16,908	2,459	(142)	(2,535)
Property and equipment, net	$333,483	$664,780	$267,683	$265,226	$282,429	$201,546	$221,497
Deposits	$2,145	$3,445	$1,895	$2,369	$1,995	$1,750	$1,695
Total assets	$351,232	$689,312	$300,116	$284,503	$286,883	$203,153	$220,657

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,346	$7,579	$5,359	$3,055	$2,805	$3,131	$3,269
Due to (from) related parties	10,232	15,350	4,387	5,039	6,547	5,268	(3,153)
Total Current liabilities	15,577	22,928	9,747	8,094	9,352	8,400	116
Tenant deposits	2,145	3,445	1,895	2,369	1,995	1,750	1,695
Mortgage payable, net	-	-	-	180,008	202,958	147,944	107,800
Total Liabilities	17,722	26,373	11,642	190,471	214,305	158,094	109,611
Members’ equity (deficit)
Members’ capital	339,063	678,794	293,870	101,524	101,235	65,905	128,594
Retained earnings (accumulated deficit)	(5,553)	(15,856)	(5,396)	(7,493)	(28,658)	(20,845)	(17,548)
Total members’ equity (deficit)	333,510	662,939	288,474	94,031	72,578	45,060	111,046
Total liabilities and members’ equity (deficit)	$351,232	$689,312	$300,116	$284,503	$286,883	$203,153	$220,657

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Madison	Mae	Magnolia	Malbec	Mammoth	Marcelo	Marie
ASSETS
Current assets:
Cash	$2,797	$13,420	$24,684	$13,690	$5,883	$15,306	$22,860
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	977	756	1,282	458	2,445	295	439
Due from (to) third party property managers	(2,159)	12,854	1,984	(5,721)	(7,912)	4,994	7,341
Total current assets	1,615	27,030	27,950	8,427	416	20,595	30,640
Property and equipment, net	$198,877	$342,907	$246,933	$298,434	$327,989	$276,392	$313,411
Deposits	$1,449	$4,190	$1,795	$2,195	$2,095	$1,945	$2,745
Total assets	$201,941	$374,128	$276,679	$309,056	$330,500	$298,932	$346,796

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,152	$12,627	$2,232	$3,265	$1,335	$5,050	$9,647
Due to (from) related parties	10,196	8,458	31,802	7,235	11,422	8,874	4,123
Total Current liabilities	12,348	21,085	34,034	10,500	12,757	13,924	13,770
Tenant deposits	1,449	4,190	1,795	2,195	2,095	1,945	2,745
Mortgage payable, net	99,848	-	170,986	204,900	235,613	-	-
Total Liabilities	113,644	25,275	206,815	217,595	250,465	15,869	16,515
Members’ equity (deficit)
Members’ capital	118,216	355,761	91,219	104,352	119,439	294,851	331,273
Retained earnings (accumulated deficit)	(29,919)	(6,908)	(21,355)	(12,891)	(39,404)	(11,787)	(991)
Total members’ equity (deficit)	88,297	348,853	69,864	91,461	80,035	283,064	330,281
Total liabilities and members’ equity (deficit)	$201,941	$374,128	$276,679	$309,056	$330,500	$298,932	$346,796

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Marietta	Marion	Marple	Martell	Mary	Matchingham	McGregor
ASSETS
Current assets:
Cash	$1,099	$21,583	$13,821	$14,172	$15,677	$8,340	$9,748
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,889	1,169	222	563	481	800	150
Due from (to) third party property managers	(382)	2,989	3,027	(1,276)	5,920	6,841	5,471
Total current assets	2,606	25,741	17,070	13,459	22,078	15,981	15,369
Property and equipment, net	$293,705	$258,246	$174,457	$258,391	$269,971	$199,842	$289,920
Deposits	$2,095	$1,795	$2,093	$-	$2,095	$1,795	$1,895
Total assets	$298,405	$285,782	$193,620	$271,849	$294,144	$217,618	$307,184

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,947	$7,641	$5,260	$4,256	$7,434	$3,524	$7,519
Due to (from) related parties	584	10,553	1,156	4,410	1,957	4,707	10,337
Total Current liabilities	3,530	18,194	6,416	8,667	9,392	8,230	17,856
Tenant deposits	2,095	1,795	2,093	-	2,095	1,795	1,895
Mortgage payable, net	148,320	-	-	-	-	144,649	-
Total Liabilities	153,946	19,989	8,508	8,667	11,487	154,675	19,751
Members’ equity (deficit)
Members’ capital	172,225	280,442	193,734	282,790	289,647	69,057	297,876
Retained earnings (accumulated deficit)	(27,766)	(14,649)	(8,623)	(19,607)	(6,990)	(6,114)	(10,443)
Total members’ equity (deficit)	144,459	265,793	185,111	263,183	282,657	62,943	287,433
Total liabilities and members’ equity (deficit)	$298,405	$285,782	$193,620	$271,849	$294,144	$217,618	$307,184

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	McLovin	Meadow	Mimosa	Mojave	Murphy	Mycroft	Nugget
ASSETS
Current assets:
Cash	$4,318	$1,014	$2,442	$10,626	$8,272	$15,368	$15,822
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,690	1,456	368	587	1,732	226	600
Due from (to) third party property managers	8,910	8,019	7,669	725	9,006	3,995	8,428
Total current assets	15,918	10,489	10,479	11,938	19,010	19,588	24,850
Property and equipment, net	$501,918	$302,704	$206,826	$228,514	$281,290	$178,409	$541,108
Deposits	$3,495	$-	$1,495	$1,096	$2,295	$1,395	$3,295
Total assets	$521,332	$313,192	$218,800	$241,548	$302,594	$199,392	$569,253

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,999	$2,547	$3,134	$2,892	$4,564	$5,363	$14,298
Due to (from) related parties	9,584	629	(2,133)	10,280	5,865	2,997	24,205
Total Current liabilities	13,583	3,176	1,000	13,172	10,429	8,360	38,503
Tenant deposits	3,495	-	1,495	1,596	2,295	1,395	3,295
Mortgage payable, net	364,228	212,715	105,484	160,110	205,125	-	-
Total Liabilities	381,305	215,892	107,980	174,877	217,849	9,755	41,798
Members’ equity (deficit)
Members’ capital	171,498	129,802	123,043	71,377	97,413	196,027	545,466
Retained earnings (accumulated deficit)	(31,472)	(32,501)	(12,222)	(4,707)	(12,668)	(6,390)	(18,012)
Total members’ equity (deficit)	140,027	97,301	110,821	66,670	84,745	189,637	527,454
Total liabilities and members’ equity (deficit)	$521,332	$313,192	$218,800	$241,548	$302,594	$199,392	$569,253

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Odessa	Olive	Oly	Onyx	Oscar	Osceola	Osprey
ASSETS
Current assets:
Cash	$647	$306	$12,870	$13,900	$44,726	$16,995	$12,831
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,825	1,778	2,367	-	752	2,196	1,094
Due from (to) third party property managers	(221)	1,622	7,787	2,183	(23,223)	35	11,792
Total current assets	3,250	3,706	23,025	16,084	22,255	19,226	25,718
Property and equipment, net	$504,017	$220,863	$502,542	$337,397	$254,448	$278,508	$343,233
Deposits	$4,193	$1,895	$2,795	$2,295	$-	$1,696	$4,590
Total assets	$511,460	$226,464	$528,362	$355,776	$276,703	$299,430	$373,540

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,648	$2,775	$3,551	$7,699	$6,425	$7,840	$13,008
Due to (from) related parties	26,228	8,934	8,577	5,740	14,625	5,420	10,284
Total Current liabilities	28,876	11,709	12,128	13,438	21,050	13,260	23,291
Tenant deposits	4,193	1,895	2,795	2,295	-	1,696	4,590
Mortgage payable, net	371,208	124,257	364,932	-	-	-	-
Total Liabilities	404,277	137,861	379,855	15,733	21,050	14,956	27,881
Members’ equity (deficit)
Members’ capital	184,625	113,328	170,998	347,900	274,542	306,396	354,430
Retained earnings (accumulated deficit)	(77,442)	(24,726)	(22,491)	(7,857)	(18,889)	(21,922)	(8,771)
Total members’ equity (deficit)	107,183	88,603	148,506	340,043	255,653	284,474	345,659
Total liabilities and members’ equity (deficit)	$511,460	$226,464	$528,362	$355,776	$276,703	$299,430	$373,540

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Otoro	Palmer	Patrick	Peanut	Pearl	Pecan	Peterson
ASSETS
Current assets:
Cash	$1,822	$22,375	$8,850	$167	$24,130	$18,851	$21,117
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,556	509	310	991	759	285	239
Due from (to) third party property managers	5,391	(1,230)	(194)	8,249	(4,998)	940	(1,809)
Total current assets	8,768	21,654	8,965	9,407	19,891	20,076	19,547
Property and equipment, net	$384,313	$296,442	$199,594	$207,503	$527,387	$192,509	$226,079
Deposits	$-	$-	$1,575	$2,093	$2,795	$3,613	$1,595
Total assets	$393,081	$318,096	$210,134	$219,002	$550,073	$216,199	$247,221

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,335	$5,549	$5,958	$2,316	$9,185	$7,087	$2,811
Due to (from) related parties	55,573	8,014	6,129	954	20,250	6,964	(1,388)
Total Current liabilities	56,908	13,563	12,088	3,270	29,435	14,051	1,423
Tenant deposits	-	-	1,575	2,093	2,795	3,613	1,595
Mortgage payable, net	271,756	-	107,829	145,256	-	112,381	-
Total Liabilities	328,664	13,563	121,491	150,618	32,230	130,045	3,018
Members’ equity (deficit)
Members’ capital	134,632	317,249	93,644	77,098	546,949	84,667	253,685
Retained earnings (accumulated deficit)	(70,215)	(12,715)	(5,001)	(8,714)	(29,107)	1,488	(9,482)
Total members’ equity (deficit)	64,418	304,533	88,643	68,384	517,843	86,154	244,203
Total liabilities and members’ equity (deficit)	$393,081	$318,096	$210,134	$219,002	$550,073	$216,199	$247,221

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Piedmont	Pinot	Pioneer	Plumtree	Point	Porthos	Quincy
ASSETS
Current assets:
Cash	$3,086	$16,588	$7,950	$23,770	$8,937	$28,240	$6,547
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,834	1,229	791	280	3,523	948	538
Due from (to) third party property managers	7,337	(2,850)	9,232	1,694	9,586	4,125	7,283
Total current assets	12,257	14,967	17,974	25,744	22,046	33,314	14,368
Property and equipment, net	$372,038	$301,313	$567,492	$185,939	$368,372	$300,696	$529,780
Deposits	$2,295	$2,195	$3,445	$3,000	$2,295	$2,295	$2,695
Total assets	$386,589	$318,475	$588,911	$214,683	$392,713	$336,305	$546,842

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,061	$3,418	$12,112	$7,378	$2,829	$11,717	$9,939
Due to (from) related parties	(8,808)	7,905	21,271	7,914	8,269	5,079	30,900
Total Current liabilities	(5,747)	11,324	33,383	15,292	11,098	16,796	40,839
Tenant deposits	2,295	2,195	3,445	3,000	2,295	2,295	2,695
Mortgage payable, net	187,900	207,026	-	109,972	265,145	-	-
Total Liabilities	184,448	220,545	36,828	128,264	278,538	19,091	43,534
Members’ equity (deficit)
Members’ capital	225,791	105,095	576,794	82,118	132,426	323,813	549,468
Retained earnings (accumulated deficit)	(23,649)	(7,165)	(24,711)	4,301	(18,250)	(6,600)	(46,160)
Total members’ equity (deficit)	202,141	97,930	552,083	86,419	114,176	317,214	503,308
Total liabilities and members’ equity (deficit)	$386,589	$318,475	$588,911	$214,683	$392,713	$336,305	$546,842

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Redondo	Regency	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond
ASSETS
Current assets:
Cash	$1,352	$8,982	$12,317	$34,185	$287	$19,245	$2,672
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	535	1,005	706	916	1,743	571	347
Due from (to) third party property managers	8,413	6,577	4,750	2,325	12,780	5,040	(2,076)
Total current assets	10,300	16,564	17,774	37,425	14,810	24,856	942
Property and equipment, net	$306,357	$270,413	$428,662	$416,302	$302,694	$304,886	$381,043
Deposits	$2,695	$3,793	$4,293	$2,495	$1,995	$1,995	$2,695
Total assets	$319,352	$290,769	$450,728	$456,222	$319,499	$331,737	$384,681

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,276	$7,765	$4,031	$4,776	$2,444	$8,115	$3,798
Due to (from) related parties	504	(6,887)	29,727	22,444	13,541	7,713	384,342
Total Current liabilities	5,780	878	33,758	27,220	15,986	15,827	388,140
Tenant deposits	2,695	3,793	4,293	2,495	1,995	1,995	2,695
Mortgage payable, net	154,481	134,750	-	-	221,746	-	-
Total Liabilities	162,956	139,420	38,050	29,715	239,726	17,822	390,835
Members’ equity (deficit)
Members’ capital	179,456	155,523	445,802	431,579	114,072	324,069	2,682
Retained earnings (accumulated deficit)	(23,060)	(4,174)	(33,124)	(5,072)	(34,299)	(10,155)	(8,836)
Total members’ equity (deficit)	156,396	151,349	412,678	426,507	79,773	313,915	(6,154)
Total liabilities and members’ equity (deficit)	$319,352	$290,769	$450,728	$456,222	$319,499	$331,737	$384,681

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Ridge	Ritter	River	Riverwalk	Rooney	Roseberry	Rosewood
ASSETS
Current assets:
Cash	$1,258	$6,086	$8,965	$11,665	$3,987	$2,190	$2,222
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,189	766	1,348	382	2,878	1,479	983
Due from (to) third party property managers	10,377	2,143	3,469	9,621	6,628	8,910	7,098
Total current assets	12,824	8,995	13,782	21,667	13,493	12,578	10,302
Property and equipment, net	$204,077	$487,565	$249,940	$382,628	$352,805	$308,394	$260,945
Deposits	$2,543	$3,500	$2,993	$4,790	$2,095	$3,443	$2,768
Total assets	$219,443	$500,060	$266,715	$409,085	$368,393	$324,415	$274,015

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,916	$4,015	$3,466	$2,933	$2,428	$3,243	$2,059
Due to (from) related parties	5,338	23,691	6,833	14,489	12,321	10,305	6,187
Total Current liabilities	8,254	27,706	10,299	17,422	14,749	13,548	8,247
Tenant deposits	2,543	3,500	2,993	4,790	2,095	3,443	2,768
Mortgage payable, net	138,425	-	170,378	-	256,502	209,104	186,953
Total Liabilities	149,222	31,206	183,669	22,212	273,346	226,094	197,967
Members’ equity (deficit)
Members’ capital	79,257	514,931	94,431	392,540	128,669	110,481	96,986
Retained earnings (accumulated deficit)	(9,036)	(46,076)	(11,386)	(5,666)	(33,622)	(12,160)	(20,939)
Total members’ equity (deficit)	70,221	468,854	83,045	386,873	95,046	98,321	76,048
Total liabilities and members’ equity (deficit)	$219,443	$500,060	$266,715	$409,085	$368,393	$324,415	$274,015

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Roxy	Saddlebred	Saint	Sajni	Salem	Salinas	Saturn
ASSETS
Current assets:
Cash	$4,069	$9,534	$21,695	$6,958	$10,972	$14,381	$4,379
Other receivables	-	1,377	-	-	-	-	-
Prepaid expenses	1,220	2,023	1,685	953	1,631	251	1,185
Due from (to) third party property managers	6,210	8,882	5,730	7,579	2,529	(10,745)	5,527
Total current assets	11,499	21,815	29,109	15,489	15,133	3,887	11,091
Property and equipment, net	$314,285	$459,829	$306,883	$307,597	$298,399	$233,538	$207,061
Deposits	$1,995	$4,168	$2,495	$2,745	$2,195	$1,945	$1,806
Total assets	$327,779	$485,812	$338,487	$325,831	$315,728	$239,370	$219,958

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,194	$2,522	$3,109	$5,752	$3,199	$4,818	$2,266
Due to (from) related parties	15,726	28,291	13,578	13,547	6,918	19,881	12,764
Total Current liabilities	17,921	30,813	16,687	19,298	10,117	24,699	15,030
Tenant deposits	1,995	4,168	2,495	2,745	2,195	1,945	1,806
Mortgage payable, net	218,230	329,500	209,801	-	208,794	-	138,092
Total Liabilities	238,146	364,480	228,983	22,043	221,106	26,644	154,928
Members’ equity (deficit)
Members’ capital	116,601	172,313	114,010	311,917	101,124	243,609	87,756
Retained earnings (accumulated deficit)	(26,968)	(50,981)	(4,506)	(8,128)	(6,503)	(30,883)	(22,726)
Total members’ equity (deficit)	89,633	121,332	109,504	303,788	94,622	212,726	65,030
Total liabilities and members’ equity (deficit)	$327,779	$485,812	$338,487	$325,831	$315,728	$239,370	$219,958

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Scepter	Sequoyah	Shallowford	Shoreline	Sigma	Simon	Sims
ASSETS
Current assets:
Cash	$4,796	$2,000	$4,335	$-	$7,893	$18,491	$17,985
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,836	551	2,046	1,285	1,830	470	478
Due from (to) third party property managers	4,967	5,267	6,043	4,747	6,385	5,614	4,951
Total current assets	11,598	7,818	12,424	6,033	16,108	24,576	23,414
Property and equipment, net	$257,539	$242,237	$349,964	$291,210	$365,193	$288,283	$271,179
Deposits	$1,795	$1,795	$2,545	$2,295	$2,869	$2,095	$2,768
Total assets	$270,932	$251,850	$364,933	$299,538	$384,169	$314,954	$297,361

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,149	$5,650	$3,664	$2,857	$3,160	$8,259	$5,368
Due to (from) related parties	9,228	2,493	520	10,715	3,442	2,543	3,917
Total Current liabilities	11,376	8,143	4,183	13,572	6,602	10,801	9,286
Tenant deposits	1,795	1,795	2,545	2,295	2,869	2,095	2,768
Mortgage payable, net	186,989	121,572	176,630	209,988	266,914	-	-
Total Liabilities	200,160	131,510	183,358	225,855	276,384	12,896	12,053
Members’ equity (deficit)
Members’ capital	95,066	143,329	206,811	101,612	127,120	310,236	294,434
Retained earnings (accumulated deficit)	(24,294)	(22,989)	(25,236)	(27,929)	(19,335)	(8,179)	(9,127)
Total members’ equity (deficit)	70,772	120,340	181,574	73,683	107,785	302,058	285,308
Total liabilities and members’ equity (deficit)	$270,932	$251,850	$364,933	$299,538	$384,169	$314,954	$297,361

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Soapstone	Sodalis	Spencer	Splash	Spring	Stonebriar	Sugar
ASSETS
Current assets:
Cash	$16,910	$5,917	$597	$13,815	$9,230	$14,993	$2,820
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	266	355	1,554	409	404	930	1,997
Due from (to) third party property managers	2,669	6,337	8,147	18	8,685	1,665	7,668
Total current assets	19,845	12,608	10,298	14,241	18,320	17,588	12,484
Property and equipment, net	$202,333	$280,566	$281,901	$201,639	$239,799	$195,559	$292,051
Deposits	$(250)	$2,000	$2,349	$1,550	$1,695	$2,790	$3,590
Total assets	$221,929	$295,174	$294,548	$217,431	$259,813	$215,937	$308,126

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$6,596	$6,474	$4,117	$6,027	$9,426	$2,198	$2,510
Due to (from) related parties	6,490	7,811	7,078	8,258	4,994	21,741	5,891
Total Current liabilities	13,086	14,285	11,195	14,285	14,420	23,939	8,400
Tenant deposits	1,600	2,000	2,349	1,550	1,695	2,790	3,590
Mortgage payable, net	126,898	-	192,533	121,870	-	132,740	198,965
Total Liabilities	141,584	16,285	206,077	137,705	16,115	159,468	210,956
Members’ equity (deficit)
Members’ capital	80,286	295,778	103,923	83,957	249,661	76,169	124,080
Retained earnings (accumulated deficit)	59	(16,889)	(15,452)	(4,231)	(5,963)	(19,700)	(26,910)
Total members’ equity (deficit)	80,345	278,889	88,471	79,726	243,698	56,469	97,170
Total liabilities and members’ equity (deficit)	$221,929	$295,174	$294,548	$217,431	$259,813	$215,937	$308,126

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Summerset	Sundance	Sunnyside	Swift	Taylor	Terracotta	Theodore
ASSETS
Current assets:
Cash	$2,097	$7,408	$21,022	$33,205	$1,314	$6,476	$20,437
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,205	505	515	(133)	986	1,591	470
Due from (to) third party property managers	(14,178)	14,931	4,148	2,287	200	6,562	138
Total current assets	(10,876)	22,844	25,684	35,358	2,500	14,629	21,046
Property and equipment, net	$254,009	$314,109	$217,310	$335,366	$226,434	$307,776	$286,138
Deposits	$2,119	$2,695	$1,745	$2,295	$1,495	$3,143	$1,995
Total assets	$245,252	$339,647	$244,739	$373,019	$230,429	$325,548	$309,179

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,010	$13,434	$5,025	$5,073	$2,291	$3,010	$7,881
Due to (from) related parties	6,849	8,891	3,362	24,334	1,139	2,285	(666)
Total Current liabilities	8,858	22,326	8,387	29,406	3,430	5,296	7,215
Tenant deposits	2,119	2,695	1,745	2,295	1,495	3,143	1,995
Mortgage payable, net	163,550	154,481	-	-	111,950	220,328	-
Total Liabilities	174,527	179,502	10,132	31,701	116,875	228,766	9,210
Members’ equity (deficit)
Members’ capital	93,169	178,730	232,921	341,728	139,613	113,454	311,968
Retained earnings (accumulated deficit)	(22,444)	(18,585)	1,687	(410)	(26,059)	(16,673)	(11,999)
Total members’ equity (deficit)	70,725	160,145	234,608	341,318	113,555	96,781	299,969
Total liabilities and members’ equity (deficit)	$245,252	$339,647	$244,739	$373,019	$230,429	$325,548	$309,179

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Tulip	Tuscan	Tuscarora	Tuxford	Vernon	Walton	Wave
ASSETS
Current assets:
Cash	$664	$17,299	$18,305	$360	$1,136	$4,598	$1,332
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,198	822	456	1,970	1,400	424	1,507
Due from (to) third party property managers	4,874	(2,204)	13,419	8,658	6,371	5,502	(6,698)
Total current assets	6,736	15,918	32,180	10,988	8,907	10,525	(3,860)
Property and equipment, net	$305,415	$301,008	$328,088	$251,501	$246,482	$290,685	$321,276
Deposits	$4,390	$2,295	$3,295	$1,895	$2,843	$2,095	$2,744
Total assets	$316,541	$319,221	$363,563	$264,384	$258,232	$303,304	$320,160

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,456	$7,536	$8,830	$2,299	$2,630	$11,750	$1,335
Due to (from) related parties	22,905	3,037	7,692	19,343	6,172	33,421	37,051
Total Current liabilities	25,361	10,573	16,521	21,642	8,802	45,171	38,386
Tenant deposits	4,390	2,295	3,295	1,895	2,843	2,095	2,744
Mortgage payable, net	219,627	180,714	-	176,539	179,870	-	221,719
Total Liabilities	249,378	193,582	19,816	200,076	191,514	47,266	262,849
Members’ equity (deficit)
Members’ capital	109,378	128,250	349,891	93,691	89,413	304,003	112,795
Retained earnings (accumulated deficit)	(42,214)	(2,612)	(6,144)	(29,384)	(22,696)	(47,965)	(55,484)
Total members’ equity (deficit)	67,164	125,639	343,747	64,308	66,717	256,038	57,312
Total liabilities and members’ equity (deficit)	$316,541	$319,221	$363,563	$264,384	$258,232	$303,304	$320,160

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Weldon	Wellington	Wentworth	Wescott	Westchester	Wildwood	Willow
ASSETS
Current assets:
Cash	$5,100	$21,206	$11,461	$5,493	$-	$8,715	$5,756
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,095	403	940	981	1,453	971	557
Due from (to) third party property managers	8,600	1,812	(2,744)	(1,074)	12,341	4,995	5,132
Total current assets	14,795	23,421	9,657	5,400	13,795	14,681	11,445
Property and equipment, net	$199,231	$398,481	$221,127	$264,822	$320,137	$212,703	$283,647
Deposits	$2,168	$2,395	$3,190	$4,985	$3,119	$1,845	$2,195
Total assets	$216,193	$424,297	$233,974	$275,207	$337,050	$229,229	$297,287

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,049	$5,978	$3,431	$2,223	$3,963	$2,509	$7,684
Due to (from) related parties	10,405	8,937	454	14,090	11,196	4,220	(2,207)
Total Current liabilities	12,455	14,915	3,886	16,313	15,159	6,729	5,477
Tenant deposits	2,168	2,395	3,190	4,985	3,119	1,845	2,195
Mortgage payable, net	134,859	-	155,104	132,958	196,389	107,214	-
Total Liabilities	149,482	17,310	162,179	154,256	214,667	115,787	7,672
Members’ equity (deficit)
Members’ capital	83,977	418,991	76,306	149,904	147,235	123,234	293,186
Retained earnings (accumulated deficit)	(17,265)	(12,004)	(4,511)	(28,954)	(24,852)	(9,792)	(3,571)
Total members’ equity (deficit)	66,712	406,987	71,795	120,950	122,383	113,442	289,615
Total liabilities and members’ equity (deficit)	$216,193	$424,297	$233,974	$275,207	$337,050	$229,229	$297,287

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2023

	Wilson	Winchester	Windsor	Winston	Wisteria	Consolidated
ASSETS
Current assets:
Cash	$16,705	$22,928	$4,851	$12,303	$10,967	$2,531,500
Other receivables	-	-	-	-	-	(2,927)
Prepaid expenses	487	426	3,074	609	1,200	277,277
Due from (to) third party property managers	6,966	1,861	10,262	12,011	(5,459)	995,416
Total current assets	24,158	25,215	18,186	24,923	6,707	3,801,266
Property and equipment, net	$375,593	$269,758	$328,756	$319,369	$292,979	74,577,406
Deposits	$2,445	$1,895	$3,893	$1,795	$2,095	558,347
Total assets	$402,196	$296,867	$350,835	$346,087	$301,781	$78,937,019

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$9,546	$1,948	$4,219	$5,166	$2,101	$1,184,542
Due to (from) related parties	11,004	15,146	9,197	5,028	4,457	3,663,314
Total Current liabilities	20,549	17,094	13,416	10,193	6,558	4,847,855
Tenant deposits	2,445	1,895	3,893	1,795	2,095	562,789
Mortgage payable, net	-	-	224,727	-	205,305	23,890,137
Total Liabilities	22,994	18,989	242,035	11,988	213,958	29,300,781
Members’ equity (deficit)
Members’ capital	385,745	292,240	118,730	337,608	101,611	54,027,424
Retained earnings (accumulated deficit)	(6,543)	(14,362)	(9,931)	(3,509)	(13,788)	(4,391,186)
Total members’ equity (deficit)	379,202	277,879	108,799	334,099	87,823	49,636,238
Total liabilities and members’ equity (deficit)	$402,196	$296,867	$350,835	$346,087	$301,781	$78,937,019

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Rental income	$17,600	$37,140	$31,830	$16,264	$27,840	$21,835	$14,726

Operating expenses:
Depreciation	16,890	17,438	14,494	6,248	8,735	8,416	6,418
Insurance	1,716	1,696	1,388	1,073	1,673	1,017	1,047
Management fees, related party	8,116	9,396	7,247	1,895	3,292	1,658	1,132
Management Fees	719	1,052	873	900	880	1,553	1,120
Repairs & maintenance	2,762	1,980	(6,529)	669	-	2,061	3,880
Property taxes	3,076	3,089	2,609	1,366	1,159	1,691	2,329
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,982	3,425	2,328	5,719	5,256	4,218	2,998
Total operating expenses	37,261	38,076	22,411	17,869	20,996	20,612	18,923

Income (loss) from operations	(19,661)	(936)	9,419	(1,605)	6,844	1,223	(4,197)

Other income (expense)
Interest expenses	-	48	-	-	-	7,876	7,848
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	48	-	-	-	7,876	7,848

Net Income (Loss)	$(19,661)	$(984)	$9,419	$(1,605)	$6,844	$(6,653)	$(12,045)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Rental income	$18,840	$23,940	$17,587	$18,209	$26,130	$22,418	$19,459

Operating expenses:
Depreciation	7,009	8,150	7,990	9,047	8,461	8,215	8,268
Insurance	823	1,198	1,174	1,629	1,664	1,096	1,331
Management fees, related party	2,197	2,863	1,785	2,807	1,489	2,815	2,334
Management Fees	902	1,015	1,125	971	1,704	1,158	1,312
Repairs & maintenance	729	1,340	748	855	-	3,572	4,571
Property taxes	3,477	3,402	3,725	3,930	8,776	1,570	3,583
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,652	2,006	4,133	3,793	1,455	3,978	4,008
Total operating expenses	16,789	19,974	20,679	23,032	23,548	22,404	25,406

Income (loss) from operations	2,051	3,966	(3,092)	(4,823)	2,582	14	(5,947)

Other income (expense)
Interest expenses	8,721	-	7,957	-	8,187	-	9,577
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	8,721	-	7,957	-	8,187	-	9,577

Net Income (Loss)	$(6,670)	$3,966	$(11,048)	$(4,823)	$(5,605)	$14	$(15,525)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Rental income	$27,163	$19,134	$25,925	$21,861	$19,004	$23,340	$31,373

Operating expenses:
Depreciation	16,005	5,569	7,050	7,527	7,695	8,412	12,084
Insurance	2,030	775	1,602	985	2,197	1,104	1,746
Management fees, related party	8,004	1,396	1,720	3,305	1,298	2,857	3,109
Management Fees	1,057	1,091	1,584	1,356	1,454	980	2,041
Repairs & maintenance	2,476	328	1,377	1,937	6,361	1,399	4,069
Property taxes	6,664	3,093	9,723	5,250	16,576	6,476	5,677
Credit loss expense (recovery)	-	(960)	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,889	1,534	2,291	3,840	4,509	3,450	3,118
Total operating expenses	39,125	12,825	25,346	24,200	40,090	24,679	31,844

Income (loss) from operations	(11,962)	6,309	579	(2,340)	(21,087)	(1,339)	(471)

Other income (expense)
Interest expenses	-	6,183	7,773	59	7,609	-	64
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	6,183	7,773	59	7,609	-	64

Net Income (Loss)	$(11,962)	$126	$(7,194)	$(2,399)	$(28,695)	$(1,339)	$(535)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Rental income	$27,540	$19,440	$17,114	$28,050	$26,940	$22,260	$17,836

Operating expenses:
Depreciation	8,103	7,963	6,990	10,275	7,997	8,903	6,230
Insurance	1,651	791	873	2,973	910	869	1,078
Management fees, related party	3,133	2,017	2,059	3,420	3,055	2,882	2,072
Management Fees	1,012	924	2,166	888	843	1,319	705
Repairs & maintenance	1,422	843	13,311	-	44	4,787	11,028
Property taxes	3,553	386	1,321	8,379	1,576	3,598	3,437
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,056	1,579	5,409	2,611	3,017	1,572	3,411
Total operating expenses	20,930	14,504	32,130	28,545	17,442	23,929	27,961

Income (loss) from operations	6,610	4,936	(15,016)	(495)	9,498	(1,669)	(10,125)

Other income (expense)
Interest expenses	-	-	20	-	10,073	29	9,085
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	-	20	-	10,073	29	9,085

Net Income (Loss)	$6,610	$4,936	$(15,036)	$(495)	$(575)	$(1,698)	$(19,210)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Cawley

Rental income	$16,635	$14,228	$27,252	$28,052	$21,740	$15,216	$26,340

Operating expenses:
Depreciation	5,733	5,814	17,832	10,379	6,491	7,289	8,624
Insurance	1,084	745	2,345	3,958	757	891	1,237
Management fees, related party	1,820	1,405	8,991	1,970	2,309	1,514	3,151
Management Fees	770	729	1,474	1,884	1,065	1,293	968
Repairs & maintenance	-	75	3,500	5,099	2,190	3,464	368
Property taxes	(490)	1,251	6,243	8,537	2,917	1,943	3,696
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,383	1,529	4,762	5,723	1,658	3,818	2,183
Total operating expenses	12,299	11,549	45,146	37,551	17,388	20,212	20,228

Income (loss) from operations	4,335	2,679	(17,894)	(9,499)	4,352	(4,996)	6,112

Other income (expense)
Interest expenses	-	5,801	-	10,323	-	-	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	5,801	-	10,323	-	-	-

Net Income (Loss)	$4,335	$(3,122)	$(17,894)	$(19,822)	$4,352	$(4,996)	$6,112

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook	Chitwood

Rental income	$14,824	$18,844	$23,470	$24,498	$27,840	$23,940	$28,620

Operating expenses:
Depreciation	5,875	5,399	8,468	10,190	10,258	9,903	10,510
Insurance	903	926	904	1,496	1,636	1,449	1,539
Management fees, related party	779	1,593	1,940	3,422	3,621	2,905	3,760
Management Fees	1,243	1,062	1,571	818	912	953	993
Repairs & maintenance	6,134	1,857	-	90	88	659	985
Property taxes	3,157	2,606	4,222	4,523	1,665	3,599	4,777
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	(80,846)	-	-	-	-	-	-
Other operating expenses	6,622	1,738	2,361	3,792	3,572	2,244	2,295
Total operating expenses	(56,133)	15,181	19,465	24,330	21,752	21,712	24,858

Income (loss) from operations	70,956	3,664	4,005	168	6,088	2,228	3,762

Other income (expense)
Interest expenses	14,115	4,400	8,429	12,658	-	14	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	14,115	4,400	8,429	12,658	-	14	-

Net Income (Loss)	$56,841	$(736)	$(4,424)	$(12,490)	$6,088	$2,214	$3,762

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Clover	Coatbridge	Collier	Collinston	Conway	Cove	Creekside

Rental income	$24,520	$24,795	$27,180	$10,396	$33,918	$4,869	$23,370

Operating expenses:
Depreciation	8,793	9,052	9,757	5,811	18,876	5,780	8,539
Insurance	1,569	1,067	1,252	716	1,761	1,226	809
Management fees, related party	3,989	1,747	5,443	969	6,123	1,109	2,899
Management Fees	1,792	1,789	934	549	1,023	(42)	883
Repairs & maintenance	5,915	1,514	668	9,291	2,069	17,289	325
Property taxes	3,695	10,392	870	4,368	3,936	2,917	2,950
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,491	3,464	2,453	6,304	6,042	7,073	1,724
Total operating expenses	30,245	29,025	21,378	28,007	39,829	35,352	18,127

Income (loss) from operations	(5,725)	(4,230)	5,802	(17,611)	(5,911)	(30,483)	5,243

Other income (expense)
Interest expenses	-	8,269	-	5,428	32	79	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	8,269	-	5,428	32	79	-

Net Income (Loss)	$(5,725)	$(12,499)	$5,802	$(23,040)	$(5,943)	$(30,562)	$5,243

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson	Dawson

Rental income	$23,740	$16,442	$19,298	$30,032	$20,520	$16,835	$21,370

Operating expenses:
Depreciation	7,944	8,118	6,550	10,025	8,276	5,818	7,235
Insurance	943	1,138	846	1,024	922	887	1,195
Management fees, related party	2,181	2,385	1,623	2,644	2,614	1,248	1,292
Management Fees	1,455	852	1,073	1,949	1,365	1,024	1,517
Repairs & maintenance	1,609	1,190	609	3,031	5,252	4,753	3,251
Property taxes	4,027	2,252	3,462	8,327	1,647	3,875	7,807
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,852	4,448	1,888	2,544	1,708	4,066	2,469
Total operating expenses	20,011	20,383	16,052	29,543	21,784	21,672	24,766

Income (loss) from operations	3,729	(3,942)	3,246	489	(1,264)	(4,837)	(3,396)

Other income (expense)
Interest expenses	9,863	-	5,998	12,358	-	5,798	6,903
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	9,863	-	5,998	12,358	-	5,798	6,903

Net Income (Loss)	$(6,134)	$(3,942)	$(2,751)	$(11,869)	$(1,264)	$(10,635)	$(10,298)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly	Dops

Rental income	$12,740	$17,457	$23,040	$17,644	$28,935	$34,755	$17,642

Operating expenses:
Depreciation	10,492	5,225	7,141	6,623	8,443	18,951	5,617
Insurance	1,131	894	1,652	950	1,159	1,800	1,866
Management fees, related party	1,609	1,121	2,449	2,569	1,830	6,150	1,529
Management Fees	865	1,200	1,306	1,649	1,824	1,147	1,112
Repairs & maintenance	10,194	7,854	4,194	4,739	4,575	3,040	2,866
Property taxes	7,800	7,541	3,407	1,303	10,572	3,534	1,425
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	15,985	4,396	2,237	3,907	3,513	4,557	2,743
Total operating expenses	48,077	28,231	22,387	21,741	31,916	39,178	17,159

Income (loss) from operations	(35,336)	(10,774)	653	(4,096)	(2,981)	(4,424)	483

Other income (expense)
Interest expenses	9,129	5,722	8,210	-	8,138	-	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	9,129	5,722	8,210	-	8,138	-	-

Net Income (Loss)	$(44,466)	$(16,496)	$(7,557)	$(4,096)	$(11,119)	$(4,424)	$483

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Dorchester	Dunbar	Eagle	Eastfair	Eastwood	Elevation	Ella

Rental income	$22,609	$20,065	$25,239	$23,413	$14,270	$15,552	$20,899

Operating expenses:
Depreciation	9,454	11,622	7,891	5,912	8,757	10,113	7,174
Insurance	3,138	1,296	1,026	1,170	1,614	1,377	869
Management fees, related party	4,991	4,569	2,381	922	2,281	1,388	2,462
Management Fees	840	1,481	1,258	1,811	1,224	1,114	973
Repairs & maintenance	-	6,691	-	1,083	4,143	11,158	1,471
Property taxes	9,730	1,627	3,303	10,552	742	5,164	2,171
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,090	7,899	2,422	3,882	8,821	13,294	4,039
Total operating expenses	30,243	35,184	18,281	25,333	27,582	43,608	19,159

Income (loss) from operations	(7,635)	(15,119)	6,957	(1,920)	(13,312)	(28,056)	1,740

Other income (expense)
Interest expenses	-	111	9,059	7,057	-	8,184	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	111	9,059	7,057	-	8,184	-

Net Income (Loss)	$(7,635)	$(15,230)	$(2,101)	$(8,977)	$(13,312)	$(36,240)	$1,740

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Ellen	Elm	Emporia	Ensenada	Falcon	Felix	Fenwick

Rental income	$25,130	$17,505	$27,695	$24,549	$25,346	$16,499	$21,038

Operating expenses:
Depreciation	6,807	4,600	9,666	13,332	7,907	8,201	8,240
Insurance	1,101	942	1,856	2,612	1,028	726	1,314
Management fees, related party	2,667	1,353	2,050	3,724	2,451	1,968	2,853
Management Fees	978	869	1,980	1,263	1,328	840	1,163
Repairs & maintenance	1,126	493	499	6,462	1,122	-	5,186
Property taxes	1,688	4,728	7,139	11,799	3,419	1,032	3,057
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	606	1,964	3,176	3,642	4,102	2,455	4,733
Total operating expenses	14,973	14,948	26,366	42,835	21,357	15,222	26,546

Income (loss) from operations	10,157	2,557	1,329	(18,286)	3,989	1,278	(5,508)

Other income (expense)
Interest expenses	-	5,046	9,623	15,342	9,059	-	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	5,046	9,623	15,342	9,059	-	-

Net Income (Loss)	$10,157	$(2,489)	$(8,294)	$(33,627)	$(5,070)	$1,278	$(5,508)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Fletcher	Folly	Forest	Foster	Franklin	Gardens	General

Rental income	$17,040	$27,060	$27,802	$28,188	$25,740	$18,790	$32,350

Operating expenses:
Depreciation	4,824	10,253	12,141	8,614	9,246	7,172	8,684
Insurance	949	2,124	4,629	1,086	1,480	930	1,268
Management fees, related party	1,579	4,954	2,036	3,294	3,019	1,724	3,638
Management Fees	852	974	1,820	1,020	1,191	943	974
Repairs & maintenance	108	874	1,195	1,802	3,385	385	1,341
Property taxes	(737)	7,412	5,981	4,841	6,536	1,859	6,487
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,761	2,695	6,784	1,390	1,253	3,965	2,191
Total operating expenses	9,336	29,287	34,587	22,047	26,109	16,978	24,583

Income (loss) from operations	7,704	(2,227)	(6,784)	6,141	(369)	1,813	7,767

Other income (expense)
Interest expenses	-	18	10,767	-	-	6,573	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	18	10,767	-	-	6,573	-

Net Income (Loss)	$7,704	$(2,244)	$(17,551)	$6,141	$(369)	$(4,760)	$7,767

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Goose	Grant	Greenhill	Gretal	Grove	Hadden	Hansard

Rental income	$25,207	$29,894	$33,450	$28,740	$18,515	$20,254	$26,780

Operating expenses:
Depreciation	7,356	8,902	8,969	12,411	8,803	6,053	8,339
Insurance	964	1,594	1,842	1,358	1,355	691	1,809
Management fees, related party	2,357	2,185	1,680	4,159	1,230	1,313	3,119
Management Fees	1,261	1,838	2,401	893	1,302	1,417	870
Repairs & maintenance	867	-	33	143	3,763	1,244	-
Property taxes	2,672	5,902	12,045	1,985	6,386	9,755	1,700
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,196	2,982	3,051	2,726	1,855	1,695	2,857
Total operating expenses	18,672	23,403	30,020	23,675	24,693	22,167	18,695

Income (loss) from operations	6,535	6,492	3,430	5,065	(6,178)	(1,913)	8,085

Other income (expense)
Interest expenses	8,440	10,126	8,909	-	7,576	5,622	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	8,440	10,126	8,909	-	7,576	5,622	-

Net Income (Loss)	$(1,905)	$(3,634)	$(5,479)	$5,065	$(13,754)	$(7,535)	$8,085

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Hansel	Hargrave	Harrison	Henry	Heritage	Heron	Highland

Rental income	$18,355	$11,388	$33,840	$20,243	$24,093	$23,770	$23,309

Operating expenses:
Depreciation	11,127	6,423	12,591	11,823	9,012	8,948	7,884
Insurance	1,193	758	1,518	1,905	1,194	2,810	1,181
Management fees, related party	3,262	1,606	4,627	2,968	1,870	1,774	1,839
Management Fees	869	1,007	870	1,123	1,568	1,676	1,664
Repairs & maintenance	1,740	3,067	175	15,773	972	327	1,079
Property taxes	2,135	3,355	3,833	6,104	7,064	11,489	4,467
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	5,050	6,900	3,007	6,329	2,797	1,983	1,920
Total operating expenses	25,377	23,116	26,622	46,025	24,477	29,008	20,033

Income (loss) from operations	(7,022)	(11,728)	7,218	(25,782)	(384)	(5,238)	3,276

Other income (expense)
Interest expenses	13,586	-	15,639	340	9,770	9,636	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	13,586	-	15,639	340	9,770	9,636	-

Net Income (Loss)	$(20,608)	$(11,728)	$(8,420)	$(26,122)	$(10,155)	$(14,874)	$3,276

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Hines	Hobbes	Holcomb	Holland	Hollandaise	Holloway	Inglewood

Rental income	$14,838	$13,770	$25,740	$17,660	$15,233	$31,140	$35,427

Operating expenses:
Depreciation	8,810	6,432	9,754	5,818	10,056	9,344	18,721
Insurance	734	758	1,295	887	1,561	2,419	1,858
Management fees, related party	3,453	1,867	4,482	1,084	2,375	1,738	6,138
Management Fees	1,040	1,215	1,672	1,362	1,623	2,232	995
Repairs & maintenance	3,275	5,851	127	989	8,231	785	2,085
Property taxes	2,015	2,838	6,393	3,937	3,306	9,835	4,058
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,317	3,492	2,664	2,000	5,221	2,231	4,543
Total operating expenses	23,644	22,452	26,387	16,077	32,374	28,583	38,397

Income (loss) from operations	(8,806)	(8,682)	(647)	1,583	(17,141)	2,557	(2,970)

Other income (expense)
Interest expenses	-	-	-	5,758	10,025	10,347	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	-	-	5,758	10,025	10,347	-

Net Income (Loss)	$(8,806)	$(8,682)	$(647)	$(4,175)	$(27,167)	$(7,790)	$(2,970)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Irene	Jack	Jake	Jefferson	Jill	Johnny	June

Rental income	$16,740	$17,782	$34,601	$25,740	$26,260	$30,053	$20,871

Operating expenses:
Depreciation	4,824	12,754	16,186	7,555	10,983	16,094	16,094
Insurance	951	1,292	2,176	1,181	1,196	1,646	1,646
Management fees, related party	1,555	3,040	8,831	2,862	3,677	8,313	7,859
Management Fees	840	1,085	1,818	870	888	856	700
Repairs & maintenance	-	3,670	10,272	-	75	709	794
Property taxes	(787)	1,697	7,518	383	2,109	3,230	3,230
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,336	4,216	4,131	2,609	2,944	4,301	4,491
Total operating expenses	8,719	27,754	50,933	15,460	21,870	35,149	34,813

Income (loss) from operations	8,021	(9,973)	(16,333)	10,280	4,390	(5,096)	(13,943)

Other income (expense)
Interest expenses	-	12,795	40	-	13,696	52	25
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	12,795	40	-	13,696	52	25

Net Income (Loss)	$8,021	$(22,768)	$(16,373)	$10,280	$(9,306)	$(5,148)	$(13,968)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn	Kessler	Kingsley

Rental income	$16,014	$20,670	$28,915	$18,943	$19,605	$14,790	$27,040

Operating expenses:
Depreciation	5,811	7,572	11,673	18,951	9,371	8,212	8,580
Insurance	878	1,617	1,692	1,849	1,348	639	1,856
Management fees, related party	1,406	1,672	5,269	5,165	1,649	2,095	1,658
Management Fees	929	1,479	1,926	809	1,383	1,222	1,774
Repairs & maintenance	890	229	5,219	1,558	11,178	4,142	187
Property taxes	2,313	3,097	4,817	3,862	4,017	3,032	13,714
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,345	1,844	3,574	5,112	5,306	3,193	2,106
Total operating expenses	16,572	17,509	34,170	37,306	34,252	22,536	29,876

Income (loss) from operations	(559)	3,161	(5,254)	(18,363)	(14,648)	(7,746)	(2,836)

Other income (expense)
Interest expenses	6,542	7,532	-	-	9,374	8,734	10,082
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	6,542	7,532	-	-	9,374	8,734	10,082

Net Income (Loss)	$(7,101)	$(4,371)	$(5,254)	$(18,363)	$(24,022)	$(16,481)	$(12,919)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Kirkwood	Korin	Lallie	Lanier	Lannister	Latte	Lennox

Rental income	$19,740	$24,290	$26,748	$29,373	$12,156	$22,870	$21,130

Operating expenses:
Depreciation	7,538	7,646	12,405	11,412	6,054	10,022	5,956
Insurance	754	930	3,045	1,582	772	2,369	858
Management fees, related party	2,120	2,776	2,117	2,234	1,095	4,287	1,409
Management Fees	1,566	872	1,720	1,796	911	1,717	1,341
Repairs & maintenance	190	-	1,412	6,270	7,290	474	5,059
Property taxes	2,879	3,489	12,344	6,502	1,771	5,240	7,416
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,941	1,868	4,117	4,108	3,585	4,344	1,648
Total operating expenses	16,987	17,581	37,160	33,904	21,477	28,453	23,686

Income (loss) from operations	2,753	6,709	(10,412)	(4,531)	(9,322)	(5,583)	(2,556)

Other income (expense)
Interest expenses	8,742	-	11,383	12,658	7,227	-	6,561
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	8,742	-	11,383	12,658	7,227	-	6,561

Net Income (Loss)	$(5,989)	$6,709	$(21,796)	$(17,189)	$(16,549)	$(5,583)	$(9,117)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Lierly	Lily	Limestone	Litton	Longwoods	Lookout	Loretta

Rental income	$21,103	$28,170	$19,589	$21,834	$23,940	$23,491	$39,258

Operating expenses:
Depreciation	5,864	14,986	8,046	8,826	7,404	9,483	18,861
Insurance	1,137	4,046	1,794	1,515	5,085	1,293	1,804
Management fees, related party	1,512	3,851	1,630	2,967	2,695	5,101	6,481
Management Fees	1,165	998	1,322	1,288	981	779	954
Repairs & maintenance	1,924	824	6,083	4,024	1,151	94	1,855
Property taxes	2,787	3,866	10,754	939	5,295	1,309	3,936
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,750	1,835	7,279	2,888	2,323	3,340	1,974
Total operating expenses	16,138	30,405	36,906	22,447	24,934	21,399	35,864

Income (loss) from operations	4,965	(2,235)	(17,318)	(613)	(994)	2,091	3,393

Other income (expense)
Interest expenses	5,524	12,347	8,000	11,112	-	-	-
Other Income	-	-	-	-	-	-	5,000
Total Other income (expense)	5,524	12,347	8,000	11,112	-	-	5,000

Net Income (Loss)	$(559)	$(14,582)	$(25,317)	$(11,725)	$(994)	$2,091	$(1,607)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Louis	Louise	Lovejoy	Luna	Lurleen	Madison	Mae

Rental income	$22,740	$24,085	$23,790	$18,863	$20,390	$19,649	$25,313

Operating expenses:
Depreciation	7,401	7,578	8,089	5,912	6,190	5,655	9,728
Insurance	715	1,092	1,076	1,095	1,827	1,042	2,049
Management fees, related party	2,601	1,441	1,824	1,209	1,494	1,627	2,335
Management Fees	889	1,809	1,605	1,207	1,458	1,412	1,812
Repairs & maintenance	340	4,958	1,033	1,017	1,360	700	(324)
Property taxes	2,935	2,998	5,061	7,350	2,514	2,967	7,707
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,407	4,253	2,128	4,078	1,631	2,628	2,612
Total operating expenses	16,288	24,129	20,814	21,868	16,472	16,031	25,919

Income (loss) from operations	6,452	(44)	2,976	(3,005)	3,918	3,618	(606)

Other income (expense)
Interest expenses	-	8,033	8,057	7,061	8,900	6,286	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	8,033	8,057	7,061	8,900	6,286	-

Net Income (Loss)	$6,452	$(8,078)	$(5,082)	$(10,065)	$(4,982)	$(2,668)	$(606)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Magnolia	Malbec	Mammoth	Marcelo	Marie	Marietta	Marion

Rental income	$17,189	$33,287	$16,326	$20,640	$29,940	$24,151	$22,140

Operating expenses:
Depreciation	8,308	8,776	9,371	7,822	8,794	8,316	9,039
Insurance	997	1,388	1,448	867	1,566	1,313	2,574
Management fees, related party	1,528	2,658	2,274	2,521	3,944	1,897	2,461
Management Fees	1,201	1,483	520	920	866	1,860	1,721
Repairs & maintenance	5,231	429	13,286	725	55	1,368	2,959
Property taxes	4,790	4,635	8,383	2,976	(1,268)	13,661	2,954
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,940	3,771	6,663	1,561	2,683	5,295	2,094
Total operating expenses	24,995	23,139	41,946	17,393	16,640	33,710	23,803

Income (loss) from operations	(7,806)	10,148	(25,619)	3,247	13,300	(9,560)	(1,663)

Other income (expense)
Interest expenses	10,050	9,781	11,509	-	-	10,413	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	10,050	9,781	11,509	-	-	10,413	-

Net Income (Loss)	$(17,856)	$367	$(37,129)	$3,247	$13,300	$(19,973)	$(1,663)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Marple	Martell	Mary	Matchingham	McGregor	McLovin	Meadow

Rental income	$8,370	$20,163	$25,140	$25,748	$21,978	$37,440	$21,668

Operating expenses:
Depreciation	4,824	7,144	7,465	5,825	8,264	12,438	8,820
Insurance	730	2,799	985	934	1,460	2,114	1,240
Management fees, related party	1,096	2,403	2,799	1,254	5,261	4,355	1,945
Management Fees	975	1,364	851	1,758	940	959	1,379
Repairs & maintenance	3,448	5,666	-	936	1,252	520	4,058
Property taxes	(1,024)	3,173	822	9,883	2,323	8,977	3,867
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	5,261	3,365	2,536	1,673	2,262	2,211	2,280
Total operating expenses	15,309	25,915	15,458	22,263	21,763	31,575	23,589

Income (loss) from operations	(6,939)	(5,751)	9,682	3,485	215	5,865	(1,921)

Other income (expense)
Interest expenses	-	-	-	5,733	-	14,380	8,406
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	-	-	5,733	-	14,380	8,406

Net Income (Loss)	$(6,939)	$(5,751)	$9,682	$(2,249)	$215	$(8,515)	$(10,327)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Mimosa	Mojave	Murphy	Mycroft	Nugget	Odessa	Olive

Rental income	$16,265	$18,771	$21,570	$17,040	$34,670	$35,340	$22,925

Operating expenses:
Depreciation	5,908	7,049	8,171	4,933	15,387	14,664	7,377
Insurance	1,101	858	1,172	1,022	1,845	1,564	1,397
Management fees, related party	1,795	1,526	1,538	1,603	8,325	4,191	1,632
Management Fees	796	1,135	1,493	840	992	938	1,575
Repairs & maintenance	5,000	-	955	-	-	85	-
Property taxes	1,150	3,459	10,237	(951)	7,008	7,234	9,138
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,167	1,822	4,389	2,431	3,079	2,940	2,154
Total operating expenses	18,917	15,849	27,954	9,878	36,635	31,616	23,275

Income (loss) from operations	(2,652)	2,923	(6,384)	7,162	(1,965)	3,724	(350)

Other income (expense)
Interest expenses	8,252	6,480	8,107	-	-	14,726	5,951
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	8,252	6,480	8,107	-	-	14,726	5,951

Net Income (Loss)	$(10,904)	$(3,557)	$(14,490)	$7,162	$(1,965)	$(11,002)	$(6,300)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Oly	Onyx	Oscar	Osceola	Osprey	Otoro	Palmer

Rental income	$31,751	$28,080	$16,412	$20,340	$23,449	$18,411	$20,782

Operating expenses:
Depreciation	12,529	12,016	8,036	7,701	10,980	12,169	9,172
Insurance	2,192	1,301	267	4,946	2,908	1,869	1,157
Management fees, related party	4,031	2,371	2,043	1,985	4,050	2,601	2,651
Management Fees	917	1,825	1,048	1,322	1,872	914	948
Repairs & maintenance	1,915	2,019	(4,275)	955	3,661	15,597	1,440
Property taxes	6,763	3,153	1,014	5,114	9,046	8,835	3,349
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,666	2,738	4,512	1,937	4,259	8,364	3,982
Total operating expenses	31,014	25,423	12,646	23,959	36,776	50,349	22,698

Income (loss) from operations	737	2,657	3,767	(3,619)	(13,327)	(31,938)	(1,916)

Other income (expense)
Interest expenses	14,382	-	-	19	-	10,940	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	14,382	-	-	19	-	10,940	-

Net Income (Loss)	$(13,645)	$2,657	$3,767	$(3,638)	$(13,327)	$(42,878)	$(1,916)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Patrick	Peanut	Pearl	Pecan	Peterson	Piedmont	Pinot

Rental income	$17,768	$18,080	$32,640	$20,315	$19,140	$28,170	$31,133

Operating expenses:
Depreciation	7,036	5,929	14,997	5,725	6,208	10,544	8,859
Insurance	951	838	1,358	1,015	1,075	1,372	1,400
Management fees, related party	1,575	1,752	8,028	1,538	2,046	3,724	2,601
Management Fees	1,103	828	960	1,168	840	1,013	1,460
Repairs & maintenance	2,946	-	1,199	95	-	1,358	1,334
Property taxes	1,981	2,258	2,944	2,234	1,380	9,241	4,625
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,935	1,794	3,007	1,917	2,369	2,061	3,810
Total operating expenses	17,527	13,398	32,494	13,692	13,918	29,312	24,089

Income (loss) from operations	241	4,681	146	6,623	5,222	(1,142)	7,044

Other income (expense)
Interest expenses	4,471	7,044	-	4,657	-	13,098	9,882
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	4,471	7,044	-	4,657	-	13,098	9,882

Net Income (Loss)	$(4,230)	$(2,363)	$146	$1,966	$5,222	$(14,240)	$(2,838)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Pioneer	Plumtree	Point	Porthos	Quincy	Redondo	Regency

Rental income	$32,400	$16,343	$16,342	$27,540	$35,500	$20,902	$27,660

Operating expenses:
Depreciation	16,234	5,535	10,500	8,295	15,029	8,616	7,586
Insurance	2,256	902	1,499	5,345	1,498	1,334	1,414
Management fees, related party	8,450	1,302	2,378	3,175	5,370	2,862	3,023
Management Fees	1,182	1,094	989	920	1,011	1,543	1,183
Repairs & maintenance	4,239	150	3,088	802	1,052	7,117	2,671
Property taxes	6,024	2,182	4,349	5,919	5,081	4,576	4,216
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,032	1,789	5,145	1,623	3,974	4,114	2,384
Total operating expenses	42,417	12,954	27,948	26,080	33,014	30,163	22,477

Income (loss) from operations	(10,017)	3,390	(11,605)	1,460	2,486	(9,261)	5,183

Other income (expense)
Interest expenses	-	6,044	12,840	-	56	12,090	11,100
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	6,044	12,840	-	56	12,090	11,100

Net Income (Loss)	$(10,017)	$(2,655)	$(24,445)	$1,460	$2,430	$(21,351)	$(5,917)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond	Ridge	Ritter

Rental income	$25,009	$30,870	$24,419	$21,870	$27,427	$22,032	$26,613

Operating expenses:
Depreciation	13,991	11,810	8,791	8,642	10,463	5,983	13,864
Insurance	2,528	1,761	1,381	835	1,558	916	2,708
Management fees, related party	4,051	5,395	1,900	2,800	3,843	1,859	7,167
Management Fees	3,481	2,002	1,444	860	1,093	956	1,335
Repairs & maintenance	8,231	400	1,019	-	4,674	200	5,217
Property taxes	6,275	6,290	4,087	1,906	7,554	8,417	2,815
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	5,661	2,987	9,626	2,209	6,280	1,992	3,444
Total operating expenses	44,218	30,645	28,247	17,251	35,466	20,324	36,549

Income (loss) from operations	(19,209)	225	(3,827)	4,619	(8,039)	1,709	(9,936)

Other income (expense)
Interest expenses	84	-	8,793	-	-	6,565	47
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	84	-	8,793	-	-	6,565	47

Net Income (Loss)	$(19,293)	$225	$(12,621)	$4,619	$(8,039)	$(4,857)	$(9,982)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	River	Riverwalk	Rooney	Roseberry	Rosewood	Roxy	Saddlebred

Rental income	$27,750	$25,990	$24,396	$31,135	$22,216	$24,660	$30,865

Operating expenses:
Depreciation	7,323	10,855	8,844	9,026	7,438	8,958	15,278
Insurance	1,261	1,533	160	2,909	1,004	1,169	3,944
Management fees, related party	1,241	5,951	2,676	1,897	1,794	2,569	3,614
Management Fees	2,256	973	970	2,058	1,437	840	863
Repairs & maintenance	1,847	2,982	-	921	33	-	230
Property taxes	5,825	1,598	2,956	5,444	3,209	5,004	4,463
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,459	5,225	2,842	1,732	3,239	2,161	1,412
Total operating expenses	22,212	29,116	18,449	23,986	18,154	20,702	29,803

Income (loss) from operations	5,538	(3,126)	5,947	7,149	4,062	3,958	1,062

Other income (expense)
Interest expenses	8,035	-	10,151	9,863	9,063	10,595	13,056
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	8,035	-	10,151	9,863	9,063	10,595	13,056

Net Income (Loss)	$(2,497)	$(3,126)	$(4,204)	$(2,715)	$(5,001)	$(6,637)	$(11,993)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Saint	Sajni	Salem	Salinas	Saturn	Scepter	Sequoyah

Rental income	$26,155	$30,240	$21,034	$20,640	$16,385	$19,266	$13,678

Operating expenses:
Depreciation	7,582	11,077	8,775	8,078	7,264	6,475	7,305
Insurance	1,292	6,208	1,388	757	878	880	1,061
Management fees, related party	2,732	3,379	1,799	2,191	1,307	2,089	1,952
Management Fees	871	1,082	1,603	881	1,057	809	1,646
Repairs & maintenance	(125)	1,529	2,969	410	4,931	483	4,357
Property taxes	2,887	3,797	4,655	2,922	3,598	2,984	2,964
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,948	2,541	5,134	1,260	2,680	2,261	5,229
Total operating expenses	17,186	29,614	26,322	16,500	21,716	15,981	24,513

Income (loss) from operations	8,969	626	(5,289)	4,140	(5,331)	3,286	(10,836)

Other income (expense)
Interest expenses	8,293	83	9,967	55	6,556	7,396	8,658
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	8,293	83	9,967	55	6,556	7,396	8,658

Net Income (Loss)	$677	$543	$(15,256)	$4,085	$(11,886)	$(4,110)	$(19,493)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Shallowford	Shoreline	Sigma	Simon	Sims	Soapstone	Sodalis

Rental income	$17,401	$27,260	$28,371	$25,140	$22,140	$21,631	$22,174

Operating expenses:
Depreciation	9,917	8,520	10,479	7,953	7,498	6,745	7,959
Insurance	1,581	1,820	1,418	1,080	977	1,218	1,490
Management fees, related party	2,934	1,737	2,060	2,905	2,569	1,534	2,674
Management Fees	746	1,693	1,850	880	1,153	2,403	989
Repairs & maintenance	1,001	1,455	2,051	-	2,532	883	1,269
Property taxes	5,079	7,695	4,789	778	3,196	2,919	5,563
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,583	1,303	2,600	2,172	1,858	1,772	1,344
Total operating expenses	25,841	24,223	25,246	15,768	19,783	17,474	21,288

Income (loss) from operations	(8,439)	3,037	3,125	9,372	2,357	4,157	885

Other income (expense)
Interest expenses	12,342	9,858	10,536	-	-	5,426	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	12,342	9,858	10,536	-	-	5,426	-

Net Income (Loss)	$(20,782)	$(6,822)	$(7,410)	$9,372	$2,357	$(1,269)	$885

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Spencer	Splash	Spring	Stonebriar	Sugar	Summerset	Sundance

Rental income	$27,548	$19,215	$20,870	$17,010	$24,600	$23,415	$19,055

Operating expenses:
Depreciation	8,313	5,955	6,803	5,574	8,559	10,115	10,205
Insurance	3,294	1,064	834	715	2,820	1,904	1,862
Management fees, related party	1,883	1,484	1,674	1,345	1,676	1,398	2,784
Management Fees	1,709	1,816	1,483	1,106	1,763	1,664	1,040
Repairs & maintenance	533	6,814	6,669	2,192	990	4,635	2,006
Property taxes	5,472	2,474	5,318	3,386	6,498	298	3,477
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,782	1,920	2,542	2,638	2,144	2,071	5,968
Total operating expenses	23,986	21,527	25,323	16,957	24,449	22,085	27,341

Income (loss) from operations	3,562	(2,312)	(4,453)	53	151	1,330	(8,286)

Other income (expense)
Interest expenses	9,134	5,198	-	6,486	9,411	7,813	12,108
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	9,134	5,198	-	6,486	9,411	7,813	12,108

Net Income (Loss)	$(5,572)	$(7,510)	$(4,453)	$(6,433)	$(9,261)	$(6,483)	$(20,394)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Sunnyside	Swift	Taylor	Terracotta	Theodore	Tulip	Tuscan

Rental income	$17,906	$21,928	$20,858	$8,380	$22,220	$26,790	$24,475

Operating expenses:
Depreciation	6,079	10,575	7,377	7,573	7,893	8,726	8,879
Insurance	821	1,418	883	973	1,081	1,888	1,119
Management fees, related party	1,947	4,257	1,735	1,789	2,727	1,973	2,069
Management Fees	936	1,453	1,313	2,190	868	1,834	1,643
Repairs & maintenance	110	6,348	7,862	17,753	575	-	-
Property taxes	1,803	4,983	2,879	3,372	759	4,665	3,605
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,160	3,934	1,407	5,214	3,473	2,270	3,602
Total operating expenses	15,855	32,967	23,457	38,863	17,376	21,356	20,917

Income (loss) from operations	2,050	(11,039)	(2,599)	(30,483)	4,844	5,434	3,558

Other income (expense)
Interest expenses	-	-	7,878	8,758	-	10,687	7,578
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	-	7,878	8,758	-	10,687	7,578

Net Income (Loss)	$2,050	$(11,039)	$(10,476)	$(39,241)	$4,844	$(5,253)	$(4,020)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Tuscarora	Tuxford	Vernon	Walton	Wave	Weldon	Wellington

Rental income	$29,040	$19,326	$23,178	$22,553	$14,800	$17,595	$29,280

Operating expenses:
Depreciation	9,182	7,203	7,238	8,246	9,192	5,811	12,482
Insurance	1,303	1,326	1,112	840	1,427	887	1,690
Management fees, related party	3,499	1,562	1,362	4,434	1,786	1,272	2,840
Management Fees	993	1,359	1,655	1,140	831	1,167	1,933
Repairs & maintenance	715	4,120	558	1,441	26,282	644	3,021
Property taxes	6,080	11,705	8,552	1,902	8,872	4,291	7,346
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,113	4,542	2,286	4,070	13,574	2,008	3,453
Total operating expenses	23,885	31,816	22,762	22,073	61,964	16,080	32,764

Income (loss) from operations	5,155	(12,491)	416	479	(47,165)	1,515	(3,484)

Other income (expense)
Interest expenses	-	7,056	7,135	79	9,016	5,349	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	-	7,056	7,135	79	9,016	5,349	-

Net Income (Loss)	$5,155	$(19,547)	$(6,719)	$401	$(56,181)	$(3,833)	$(3,484)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Wentworth	Wescott	Westchester	Wildwood	Willow	Wilson	Winchester

Rental income	$24,207	$19,440	$27,505	$20,640	$13,681	$25,770	$21,230

Operating expenses:
Depreciation	6,833	7,530	9,374	6,063	8,041	11,722	8,418
Insurance	832	1,107	1,575	785	887	1,388	1,393
Management fees, related party	2,547	2,732	2,215	2,315	2,222	3,532	2,448
Management Fees	516	1,713	1,806	840	1,481	1,126	1,166
Repairs & maintenance	137	8,732	1,157	-	6,546	2,636	2,545
Property taxes	3,191	1,765	15,233	3,302	927	4,025	3,891
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,831	2,992	2,619	1,926	3,673	2,376	2,795
Total operating expenses	15,887	26,572	33,980	15,231	23,778	26,804	22,655

Income (loss) from operations	8,320	(7,132)	(6,475)	5,409	(10,097)	(1,034)	(1,425)

Other income (expense)
Interest expenses	6,249	8,347	9,335	6,148	-	-	-
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	6,249	8,347	9,335	6,148	-	-	-

Net Income (Loss)	$2,071	$(15,479)	$(15,810)	$(740)	$(10,097)	$(1,034)	$(1,425)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Windsor	Winston	Wisteria	Arlo	Hualapai	Brentwood	Bellvue

Rental income	$21,155	$18,974	$24,578	$8,579	$5,265	$2,292	$10,690

Operating expenses:
Depreciation	9,618	9,039	9,735	1,840	1,813	1,511	3,085
Insurance	3,217	1,190	2,027	409	417	345	714
Management fees, related party	2,075	2,013	1,843	336	211	43	575
Management Fees	1,189	1,479	1,429	395	210	1,379	286
Repairs & maintenance	21,178	1,843	169	2,173	7,050	12,526	335
Property taxes	13,935	3,325	4,136	990	972	805	1,630
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,511	4,110	4,420	2,784	2,005	2,556	3,118
Total operating expenses	55,724	22,999	23,759	8,926	12,677	19,165	9,742

Income (loss) from operations	(34,569)	(4,025)	819	(348)	(7,412)	(16,873)	948

Other income (expense)
Interest expenses	10,711	-	9,957	7,001	7,605	6,009	12,681
Other Income	-	-	-	-	-	-	-
Total Other income (expense)	10,711	-	9,957	7,001	7,605	6,009	12,681

Net Income (Loss)	$(45,280)	$(4,025)	$(9,138)	$(7,349)	$(15,017)	$(22,882)	$(11,733)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Lorenz	Lexie	Hartsfield	Consolidated

Rental income	$6,888	$8,399	$3,198	$5,559,980

Operating expenses:
Depreciation	1,911	2,889	2,658	2,193,651
Insurance	386	379	371	359,517
Management fees, related party	341	392	116	675,980
Management Fees	249	291	364	304,439
Repairs & maintenance	2,205	11,964	2,219	687,977
Property taxes	1,148	1,422	1,595	1,101,741
Credit loss expense (recovery)	-	-	-	(960)
Gain on sale of property	-	-	-	(80,846)
Other operating expenses	2,170	3,147	3,024	836,169
Total operating expenses	8,411	20,482	10,347	6,077,667

Income (loss) from operations	(1,523)	(12,084)	(7,149)	(517,687)

Other income (expense)
Interest expenses	9,089	9,223	13,431	1,225,452
Other Income	-	-	-	5,000
Total other income (expense)	9,089	9,223	13,431	1,230,452

Net Income (Loss)	$(10,612)	$(21,307)	$(20,579)	$(1,748,139)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Rental income	$42,815	$16,094	$32,827	$-	$4,640	$22,740	$18,035

Operating expenses:
Depreciation	11,260	17,438	13,825	1,562	2,184	8,416	5,383
Insurance	2,092	1,991	1,536	273	353	3,923	862
Management fees, related party	9,473	8,132	7,257	-	231	1,767	1,297
Management Fees	1,515	676	1,648	264	443	1,668	1,228
Repairs & maintenance	5,649	22,286	947	2,227	3,032	6,215	279
Property taxes	2,196	2,282	2,628	988	1,164	3,870	3,393
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,969	5,225	2,885	2,656	2,517	2,142	1,678
Total operating expenses	34,154	58,029	30,726	7,968	9,924	28,000	14,118

Income (loss) from operations	8,661	(41,935)	2,101	(7,968)	(5,284)	(5,260)	3,917

Other income (expense)
Interest expenses	-	-	-	-	-	7,857	9,714
Total Other income (expense)	-	-	-	-	-	7,857	9,714

Net Income (Loss)	$8,661	$(41,935)	$2,101	$(7,968)	$(5,284)	$(13,118)	$(5,797)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Rental income	$14,135	$6,384	$22,360	$7,783	$22,620	$-	$26,340

Operating expenses:
Depreciation	7,014	4,075	7,990	4,523	7,252	-	8,183
Insurance	1,357	626	1,985	681	1,161	90	1,298
Management fees, related party	1,961	975	1,801	1,568	1,422	-	2,674
Management Fees	1,047	405	2,159	785	1,938	232	937
Repairs & maintenance	8,441	1,253	2,313	5,789	1,585	2,315	-
Property taxes	1,286	721	711	2,476	12,264	274	1,710
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,149	6,040	3,042	5,255	4,677	4,599	2,496
Total operating expenses	24,255	14,095	20,001	21,077	30,298	7,509	17,298

Income (loss) from operations	(10,121)	(7,711)	2,359	(13,295)	(7,678)	(7,509)	9,042

Other income (expense)
Interest expenses	8,447	-	7,942	-	8,140	-	9,577
Total Other income (expense)	8,447	-	7,942	-	8,140	-	9,577

Net Income (Loss)	$(18,568)	$(7,711)	$(5,583)	$(13,295)	$(15,818)	$(7,509)	$(535)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Rental income	$34,740	$15,109	$25,830	$10,920	$26,622	$-	$20,321

Operating expenses:
Depreciation	16,231	5,569	7,050	7,527	7,695	3,505	12,084
Insurance	1,185	664	846	872	900	544	1,423
Management fees, related party	8,400	1,076	1,566	3,064	1,599	915	3,606
Management Fees	958	1,181	2,163	959	2,020	1,026	1,843
Repairs & maintenance	898	4,443	2,598	4,438	750	10,309	20,494
Property taxes	3,997	4,928	14,278	4,109	2,597	1,901	1,471
Credit loss expense (recovery)	-	(2,385)	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,881	3,639	4,341	4,870	2,401	4,984	5,633
Total operating expenses	33,551	19,115	32,841	25,838	17,961	23,184	46,553

Income (loss) from operations	1,189	(4,007)	(7,011)	(14,918)	8,661	(23,184)	(26,232)

Other income (expense)
Interest expenses	-	5,306	7,746	-	7,669	-	-
Total Other income (expense)	-	5,306	7,746	-	7,669	-	-

Net Income (Loss)	$1,189	$(9,313)	$(14,757)	$(14,918)	$992	$(23,184)	$(26,232)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Rental income	$14,382	$6,231	$15,085	$27,170	$23,141	$20,968	$4,616

Operating expenses:
Depreciation	4,051	-	6,990	10,275	7,997	8,910	6,230
Insurance	624	564	997	1,892	979	775	880
Management fees, related party	1,693	761	2,037	3,350	2,681	2,708	1,115
Management Fees	885	429	918	948	992	1,103	824
Repairs & maintenance	3,945	1,626	2,436	1,053	3,056	1,705	8,661
Property taxes	2,099	1,484	2,596	9,806	3,221	3,416	1,409
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	5,636	5,653	2,092	4,512	3,118	2,214	1,469
Total operating expenses	18,932	10,516	18,065	31,837	22,045	20,832	20,586

Income (loss) from operations	(4,550)	(4,285)	(2,980)	(4,667)	1,097	136	(15,970)

Other income (expense)
Interest expenses	-	-	-	-	9,415	493	8,989
Total Other income (expense)	-	-	-	-	9,415	493	8,989

Net Income (Loss)	$(4,550)	$(4,285)	$(2,980)	$(4,667)	$(8,318)	$(357)	$(24,959)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Campbell

Rental income	$-	$10,678	$40,853	$35,404	$4,678	$18,345	$-

Operating expenses:
Depreciation	1,433	5,709	17,832	10,379	2,164	7,289	1,422
Insurance	252	728	1,350	2,612	348	1,013	220
Management fees, related party	-	1,160	9,799	2,058	164	1,782	-
Management Fees	331	1,071	1,180	2,560	252	1,404	1,851
Repairs & maintenance	3,082	12,360	2,777	-	420	-	389
Property taxes	770	1,122	5,749	12,074	1,077	980	4,770
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	39,763
Other operating expenses	5,033	4,295	1,950	2,289	6,002	1,945	1,906
Total operating expenses	10,901	26,445	40,636	31,973	10,426	14,412	50,320

Income (loss) from operations	(10,901)	(15,767)	217	3,431	(5,748)	3,933	(50,320)

Other income (expense)
Interest expenses	-	5,389	-	10,260	-	-	-
Total Other income (expense)	-	5,389	-	10,260	-	-	-

Net Income (Loss)	$(10,901)	$(21,156)	$217	$(6,828)	$(5,748)	$3,933	$(50,320)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Cawley	Centennial	Chaparral	Chattahoochee	Chelsea	Chester	Chickamauga

Rental income	$12,731	$21,691	$19,700	$-	$22,930	$26,592	$26,472

Operating expenses:
Depreciation	3,593	7,834	5,399	-	8,468	11,039	10,258
Insurance	565	602	788	-	1,491	1,585	1,226
Management fees, related party	1,540	1,335	1,430	-	1,953	3,449	3,582
Management Fees	683	1,721	1,194	-	1,858	949	966
Repairs & maintenance	2,630	-	1,529	-	350	494	4,834
Property taxes	2,199	2,623	2,055	-	(946)	3,164	3,765
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,075	3,702	1,415	-	4,012	3,125	6,195
Total operating expenses	17,286	17,816	13,809	-	17,185	23,803	30,827

Income (loss) from operations	(4,555)	3,875	5,891	-	5,745	2,788	(4,355)

Other income (expense)
Interest expenses	-	8,876	4,353	-	8,429	12,323	-
Total Other income (expense)	-	8,876	4,353	-	8,429	12,323	-

Net Income (Loss)	$(4,555)	$(5,001)	$1,538	$-	$(2,684)	$(9,534)	$(4,355)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Chinook	Chitwood	Clover	Coatbridge	Collier	Collinston	Conway

Rental income	$998	$28,895	$23,840	$17,873	$24,470	$20,121	$34,836

Operating expenses:
Depreciation	4,126	10,510	8,793	7,991	9,757	5,811	18,892
Insurance	549	1,262	1,225	852	1,207	882	2,140
Management fees, related party	772	4,482	4,123	1,071	5,157	1,424	6,127
Management Fees	1,164	1,136	1,668	1,771	1,143	1,181	1,379
Repairs & maintenance	3,270	1,769	2,918	143	2,800	7,752	6,493
Property taxes	2,289	4,958	2,741	16,976	463	4,178	3,895
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,850	2,948	1,983	7,500	3,562	2,875	4,147
Total operating expenses	19,020	27,065	23,451	36,305	24,089	24,104	43,072

Income (loss) from operations	(18,023)	1,830	389	(18,432)	381	(3,983)	(8,236)

Other income (expense)
Interest expenses	-	-	-	8,878	-	5,349	493
Total Other income (expense)	-	-	-	8,878	-	5,349	493

Net Income (Loss)	$(18,023)	$1,830	$389	$(27,310)	$381	$(9,331)	$(8,729)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Cove	Creekside	Creekwood	Cumberland	Cupcake	Cypress	Daisy

Rental income	$13,220	$23,265	$21,214	$20,340	$22,260	$28,627	$20,340

Operating expenses:
Depreciation	3,853	8,530	7,947	8,118	6,550	10,023	8,276
Insurance	566	1,152	1,005	1,026	629	1,886	1,104
Management fees, related party	995	3,443	1,895	2,487	1,365	2,865	2,529
Management Fees	1,380	933	1,828	950	1,507	1,764	930
Repairs & maintenance	97	577	4,909	561	447	5,685	1,984
Property taxes	1,843	3,301	2,561	1,843	2,693	4,150	3,492
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	7,649	2,174	3,875	2,284	1,679	2,645	1,989
Total operating expenses	16,382	20,108	24,020	17,269	14,870	29,020	20,304

Income (loss) from operations	(3,163)	3,157	(2,806)	3,071	7,390	(393)	36

Other income (expense)
Interest expenses	-	-	9,590	-	5,839	12,091	-
Total Other income (expense)	-	-	9,590	-	5,839	12,091	-

Net Income (Loss)	$(3,163)	$3,157	$(12,396)	$3,071	$1,552	$(12,483)	$36

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Davidson	Dawson	Delta	Dewberry	Diablo	Dogwood	Dolittle

Rental income	$16,298	$20,712	$-	$16,195	$12,250	$18,808	$26,420

Operating expenses:
Depreciation	5,818	7,235	9,435	5,225	7,141	6,632	8,443
Insurance	661	812	1,107	725	1,339	943	2,149
Management fees, related party	1,016	1,347	1,455	1,009	1,866	3,045	1,629
Management Fees	1,213	1,536	-	1,404	691	1,316	2,405
Repairs & maintenance	5,850	1,119	534	-	734	1,692	185
Property taxes	3,959	9,973	5,819	8,957	3,303	415	11,826
Credit loss expense (recovery)	-	-	12,525	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,104	3,185	6,841	1,859	5,049	2,519	3,689
Total operating expenses	21,621	25,205	37,717	19,179	20,124	16,561	30,326

Income (loss) from operations	(5,323)	(4,493)	(37,717)	(2,985)	(7,873)	2,247	(3,906)

Other income (expense)
Interest expenses	5,758	6,838	8,870	5,672	8,133	-	8,121
Total Other income (expense)	5,758	6,838	8,870	5,672	8,133	-	8,121

Net Income (Loss)	$(11,081)	$(11,331)	$(46,587)	$(8,657)	$(16,006)	$2,247	$(12,027)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Dolly	Dops	Dorchester	Dunbar	Duncan	Eagle	Eastfair

Rental income	$28,229	$13,415	$24,877	$5,941	$-	$24,240	$13,980

Operating expenses:
Depreciation	18,952	5,149	9,454	9,550	-	8,130	5,912
Insurance	2,227	1,734	1,904	1,101	-	1,115	865
Management fees, related party	7,078	1,248	5,103	3,734	-	1,883	1,148
Management Fees	829	1,049	910	2,263	-	1,676	1,039
Repairs & maintenance	1,678	2,675	3,906	2,800	-	-	4,801
Property taxes	2,841	547	12,149	1,282	-	1,368	6,231
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,707	4,463	3,920	9,601	-	1,781	5,038
Total operating expenses	38,313	16,865	37,345	30,331	-	15,953	25,032

Income (loss) from operations	(10,084)	(3,450)	(12,469)	(24,390)	-	8,287	(11,052)

Other income (expense)
Interest expenses	-	-	-	-	-	9,059	7,012
Total Other income (expense)	-	-	-	-	-	9,059	7,012

Net Income (Loss)	$(10,084)	$(3,450)	$(12,469)	$(24,390)	$-	$(771)	$(18,065)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Eastwood	Elevation	Ella	Ellen	Elm	Emporia	Ensenada

Rental income	$5,432	$5,316	$16,387	$3,231	$12,674	$57,096	$39,540

Operating expenses:
Depreciation	2,189	8,013	5,978	2,269	4,600	9,751	13,332
Insurance	354	1,312	553	369	1,250	1,583	3,527
Management fees, related party	225	1,258	1,911	499	1,167	2,304	4,573
Management Fees	525	638	1,225	640	1,327	4,498	940
Repairs & maintenance	3,154	721	4,665	3,598	2,585	5,957	225
Property taxes	1,167	7,394	1,849	1,144	7,147	7,109	6,153
Credit loss expense (recovery)	-	847	-	-	-	35,955	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,787	7,600	7,943	6,724	3,662	5,904	2,593
Total operating expenses	14,401	27,785	24,123	15,242	21,738	73,062	31,343

Income (loss) from operations	(8,970)	(22,469)	(7,737)	(12,011)	(9,064)	(15,966)	8,197

Other income (expense)
Interest expenses	-	8,257	5,844	-	4,393	9,580	15,313
Total Other income (expense)	-	8,257	5,844	-	4,393	9,580	15,313

Net Income (Loss)	$(8,970)	$(30,726)	$(13,580)	$(12,011)	$(13,457)	$(25,546)	$(7,116)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Falcon	Felix	Fenwick	Fletcher	Folly	Forest	Foster

Rental income	$24,179	$9,577	$13,224	$5,480	$26,039	$12,936	$13,703

Operating expenses:
Depreciation	8,143	3,185	4,120	1,608	10,253	9,646	4,307
Insurance	1,213	446	630	85	1,734	2,310	653
Management fees, related party	2,098	908	1,318	88	4,803	1,632	1,616
Management Fees	1,474	1,126	1,022	741	966	1,160	725
Repairs & maintenance	109	2,758	5,315	3,911	9,960	357	3,045
Property taxes	1,665	1,364	1,983	807	10,302	9,799	2,883
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,781	5,187	5,957	5,936	4,135	4,063	5,324
Total operating expenses	16,482	14,974	20,345	13,176	42,152	28,967	18,552

Income (loss) from operations	7,697	(5,397)	(7,121)	(7,696)	(16,113)	(16,031)	(4,850)

Other income (expense)
Interest expenses	9,059	-	-	-	-	10,604	-
Total Other income (expense)	9,059	-	-	-	-	10,604	-

Net Income (Loss)	$(1,362)	$(5,397)	$(7,121)	$(7,696)	$(16,113)	$(26,635)	$(4,850)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Franklin	Gardens	General	Goose	Grant	Greenhill	Gretal

Rental income	$9,724	$15,167	$85	$23,700	$31,592	$27,550	$18,310

Operating expenses:
Depreciation	3,852	6,062	3,618	7,579	8,902	8,929	12,419
Insurance	535	775	562	870	1,127	1,549	1,454
Management fees, related party	1,028	1,413	630	1,767	1,990	1,804	3,605
Management Fees	1,768	1,489	928	1,638	2,435	2,204	722
Repairs & maintenance	9,383	1,941	7,841	212	1,125	-	1,416
Property taxes	1,650	686	1,733	2,037	4,398	11,898	1,482
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,837	3,316	5,984	1,888	3,264	3,102	5,918
Total operating expenses	25,053	15,683	21,296	15,991	23,242	29,486	27,016

Income (loss) from operations	(15,329)	(516)	(21,211)	7,709	8,350	(1,936)	(8,705)

Other income (expense)
Interest expenses	-	6,543	-	8,440	10,126	8,909	-
Total Other income (expense)	-	6,543	-	8,440	10,126	8,909	-

Net Income (Loss)	$(15,329)	$(7,059)	$(21,211)	$(730)	$(1,776)	$(10,844)	$(8,705)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Grove	Hadden	Hansard	Hansel	Hargrave	Harrison	Henry

Rental income	$19,194	$20,215	$23,493	$20,882	$-	$35,724	$23,263

Operating expenses:
Depreciation	8,803	6,007	7,644	11,127	2,141	12,574	11,823
Insurance	886	714	1,037	1,446	344	1,326	1,412
Management fees, related party	1,290	1,377	2,624	3,395	-	4,778	4,254
Management Fees	1,316	1,549	1,178	789	53	1,001	2,506
Repairs & maintenance	1,500	235	3,983	959	529	1,158	17,515
Property taxes	1,720	778	3,331	2,462	1,066	2,848	1,617
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,718	1,622	4,145	4,731	1,793	4,253	6,438
Total operating expenses	17,232	12,283	23,942	24,910	5,926	27,938	45,565

Income (loss) from operations	1,962	7,932	(449)	(4,027)	(5,926)	7,786	(22,302)

Other income (expense)
Interest expenses	7,546	5,622	-	13,542	-	15,237	-
Total Other income (expense)	7,546	5,622	-	13,542	-	15,237	-

Net Income (Loss)	$(5,583)	$2,311	$(449)	$(17,569)	$(5,926)	$(7,452)	$(22,302)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Heritage	Heron	Highland	Hines	Hobbes	Holcomb	Holland

Rental income	$23,805	$24,024	$22,108	$19,465	$-	$23,327	$17,222

Operating expenses:
Depreciation	9,012	8,948	7,884	7,915	2,144	9,757	5,818
Insurance	920	1,833	965	879	344	675	701
Management fees, related party	2,095	1,852	1,891	3,613	-	4,579	1,218
Management Fees	1,321	1,668	1,668	1,699	49	1,383	1,367
Repairs & maintenance	1,950	850	500	855	489	2,773	4,295
Property taxes	4,344	2,436	1,895	1,137	1,066	571	4,069
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,412	1,802	2,716	2,553	4,656	2,605	2,015
Total operating expenses	22,054	19,387	17,518	18,651	8,747	22,342	19,483

Income (loss) from operations	1,750	4,637	4,590	814	(8,747)	985	(2,261)

Other income (expense)
Interest expenses	9,718	12,004	-	-	-	-	5,758
Total Other income (expense)	9,718	12,004	-	-	-	-	5,758

Net Income (Loss)	$(7,968)	$(7,367)	$4,590	$814	$(8,747)	$985	$(8,019)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Hollandaise	Holloway	Inglewood	Irene	Jack	Jake	Jefferson

Rental income	$27,461	$29,950	$35,730	$4,418	$30,590	$20,109	$17,875

Operating expenses:
Depreciation	10,056	9,344	18,738	1,608	12,754	16,186	6,925
Insurance	1,627	1,055	1,494	264	2,150	2,251	953
Management fees, related party	3,003	1,846	6,092	73	3,714	7,742	2,169
Management Fees	851	2,220	980	634	1,075	1,104	948
Repairs & maintenance	-	1,519	1,338	3,541	8,032	3,366	3,001
Property taxes	4,034	12,694	3,169	807	4,536	7,754	3,080
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,050	3,482	4,570	6,058	3,608	4,126	3,407
Total operating expenses	22,622	32,160	36,381	12,985	35,869	42,528	20,484

Income (loss) from operations	4,839	(2,210)	(651)	(8,568)	(5,279)	(22,420)	(2,609)

Other income (expense)
Interest expenses	9,298	10,320	493	-	12,769	-	-
Total Other income (expense)	9,298	10,320	493	-	12,769	-	-

Net Income (Loss)	$(4,459)	$(12,530)	$(1,144)	$(8,568)	$(18,048)	$(22,420)	$(2,609)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Jill	Johnny	June	Jupiter	Kawana	Kennesaw	Kenny

Rental income	$24,730	$38,994	$39,865	$18,345	$20,668	$29,914	$33,845

Operating expenses:
Depreciation	10,952	16,096	16,096	5,811	7,572	11,673	18,952
Insurance	1,211	1,893	1,875	1,325	983	1,380	2,036
Management fees, related party	3,484	8,888	8,958	1,297	1,633	5,628	7,388
Management Fees	954	968	910	1,511	1,627	1,647	887
Repairs & maintenance	504	400	-	75	-	3,750	784
Property taxes	2,725	2,667	2,667	3,922	1,144	1,461	3,333
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,770	2,750	2,878	2,025	1,782	2,406	3,967
Total operating expenses	22,600	33,663	33,384	15,965	14,741	27,946	37,347

Income (loss) from operations	2,131	5,331	6,481	2,380	5,927	1,968	(3,501)

Other income (expense)
Interest expenses	13,337	15,288	15,288	6,523	7,532	-	-
Total Other income (expense)	13,337	15,288	15,288	6,523	7,532	-	-

Net Income (Loss)	$(11,207)	$(9,958)	$(8,807)	$(4,143)	$(1,605)	$1,968	$(3,501)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	KerriAnn	Kessler	Kingsley	Kirkwood	Korin	Lallie	Lanier

Rental income	$25,898	$19,140	$28,348	$19,140	$22,074	$14,750	$27,392

Operating expenses:
Depreciation	9,371	8,217	8,580	7,184	7,646	10,774	10,644
Insurance	1,041	810	993	824	1,025	1,931	1,159
Management fees, related party	1,767	2,163	1,692	2,002	2,320	2,102	2,048
Management Fees	1,819	953	2,295	910	883	1,176	2,020
Repairs & maintenance	2,883	1,921	523	-	3,601	3,490	4,575
Property taxes	5,002	1,257	17,450	1,904	3,009	20,421	5,214
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,500	2,345	2,881	3,158	4,093	4,297	2,020
Total operating expenses	25,383	17,666	34,415	15,982	22,577	44,192	27,679

Income (loss) from operations	515	1,474	(6,068)	3,158	(503)	(29,442)	(287)

Other income (expense)
Interest expenses	9,310	10,641	10,040	8,716	-	11,228	12,626
Total Other income (expense)	9,310	10,641	10,040	8,716	-	11,228	12,626

Net Income (Loss)	$(8,795)	$(9,168)	$(16,108)	$(5,558)	$(503)	$(40,670)	$(12,913)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Lannister	Latte	Lennox	Lierly	Lily	Limestone	Litton

Rental income	$16,919	$26,780	$19,930	$21,540	$29,780	$11,667	$24,398

Operating expenses:
Depreciation	6,054	10,022	5,956	5,864	14,986	8,046	8,826
Insurance	89	1,335	625	881	1,910	955	1,083
Management fees, related party	1,342	4,447	1,331	1,089	3,980	1,605	2,962
Management Fees	1,201	2,126	1,626	1,580	941	984	955
Repairs & maintenance	2,500	-	1,052	1,636	667	-	1,601
Property taxes	2,045	5,569	11,843	803	3,213	11,976	931
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,718	2,169	3,544	1,568	2,042	4,658	4,654
Total operating expenses	14,949	25,668	25,978	13,420	27,738	28,224	21,013

Income (loss) from operations	1,970	1,112	(6,048)	8,120	2,042	(16,557)	3,386

Other income (expense)
Interest expenses	7,176	-	6,535	5,407	12,174	8,504	10,385
Total Other income (expense)	7,176	-	6,535	5,407	12,174	8,504	10,385

Net Income (Loss)	$(5,207)	$1,112	$(12,583)	$2,712	$(10,132)	$(25,061)	$(6,999)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Longwoods	Lookout	Loretta	Louis	Louise	Lovejoy	Luna

Rental income	$10,004	$25,122	$36,978	$10,549	$21,376	$19,572	$18,097

Operating expenses:
Depreciation	3,702	9,483	18,876	3,701	7,578	8,140	5,912
Insurance	1,063	1,105	2,140	568	978	916	701
Management fees, related party	1,330	5,092	6,228	1,100	1,634	1,685	1,187
Management Fees	692	1,047	1,187	572	1,860	1,544	1,434
Repairs & maintenance	3,259	1,282	3,954	1,712	-	5,565	4,260
Property taxes	3,277	1,110	4,487	1,976	3,107	6,351	9,714
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,562	3,621	4,583	6,317	1,875	4,102	5,424
Total operating expenses	19,885	22,740	41,454	15,945	17,032	28,303	28,632

Income (loss) from operations	(9,881)	2,382	(4,476)	(5,396)	4,344	(8,731)	(10,535)

Other income (expense)
Interest expenses	-	-	-	-	8,033	6,866	7,013
Total Other income (expense)	-	-	-	-	8,033	6,866	7,013

Net Income (Loss)	$(9,881)	$2,382	$(4,476)	$(5,396)	$(3,689)	$(15,596)	$(17,548)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Lurleen	Madison	Mae	Magnolia	Malbec	Mammoth	Marcelo

Rental income	$18,698	$10,643	$23,640	$21,285	$20,485	$18,955	$18,360

Operating expenses:
Depreciation	9,329	5,655	9,728	8,308	8,776	9,371	7,822
Insurance	804	734	1,219	1,038	1,473	1,057	1,176
Management fees, related party	1,553	1,619	2,313	1,896	1,379	2,177	2,269
Management Fees	1,288	838	1,844	1,161	1,732	1,917	1,106
Repairs & maintenance	7,035	6,099	(128)	120	601	7,315	1,783
Property taxes	1,141	2,486	5,162	4,841	5,680	8,423	2,749
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,795	3,219	2,332	(89)	3,836	5,123	3,255
Total operating expenses	25,945	20,650	22,470	17,274	23,476	35,383	20,161

Income (loss) from operations	(7,248)	(10,006)	1,170	4,011	(2,991)	(16,428)	(1,801)

Other income (expense)
Interest expenses	8,279	7,160	-	9,985	9,781	11,389	-
Total Other income (expense)	8,279	7,160	-	9,985	9,781	11,389	-

Net Income (Loss)	$(15,526)	$(17,166)	$1,170	$(5,975)	$(12,772)	$(27,818)	$(1,801)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Marie	Marietta	Marion	Marple	Martell	Mary	Matchingham

Rental income	$24,515	$22,045	$4,798	$7,115	$2,424	$9,916	$24,416

Operating expenses:
Depreciation	8,062	8,289	3,963	2,412	3,572	3,732	5,825
Insurance	1,088	944	536	444	1,125	550	696
Management fees, related party	2,306	1,993	811	765	910	1,122	1,289
Management Fees	1,093	1,764	1,185	780	786	610	1,873
Repairs & maintenance	3,137	13,314	4,253	3,329	4,678	2,412	-
Property taxes	3,504	(530)	1,521	1,129	1,697	1,741	12,954
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,992	2,561	7,178	6,877	9,262	6,740	3,136
Total operating expenses	24,181	28,335	19,447	15,738	22,031	16,906	25,774

Income (loss) from operations	334	(6,290)	(14,649)	(8,623)	(19,607)	(6,990)	(1,357)

Other income (expense)
Interest expenses	-	10,077	-	-	-	-	5,733
Total Other income (expense)	-	10,077	-	-	-	-	5,733

Net Income (Loss)	$334	$(16,367)	$(14,649)	$(8,623)	$(19,607)	$(6,990)	$(7,090)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	McGregor	McLovin	Meadow	Mimosa	Mojave	Murphy	Mycroft

Rental income	$22,740	$36,590	$20,490	$19,123	$20,325	$27,540	$8,378

Operating expenses:
Depreciation	8,264	12,438	8,820	5,910	7,049	8,171	2,466
Insurance	1,049	2,496	2,666	873	636	1,808	452
Management fees, related party	3,641	4,217	1,729	1,483	1,419	1,673	880
Management Fees	968	1,036	1,874	1,854	1,367	2,020	746
Repairs & maintenance	1,075	1,143	285	2,928	387	-	3,333
Property taxes	1,546	11,309	4,181	83	2,968	11,732	1,155
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,586	2,001	2,574	1,769	1,868	2,428	5,736
Total operating expenses	19,130	34,639	22,128	14,900	15,694	27,831	14,768

Income (loss) from operations	3,610	1,951	(1,639)	4,223	4,631	(291)	(6,390)

Other income (expense)
Interest expenses	-	14,358	8,406	7,793	6,971	8,109	-
Total Other income (expense)	-	14,358	8,406	7,793	6,971	8,109	-

Net Income (Loss)	$3,610	$(12,407)	$(10,045)	$(3,570)	$(2,340)	$(8,400)	$(6,390)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Nugget	Odessa	Olive	Oly	Onyx	Oscar	Osceola

Rental income	$34,190	$20,461	$21,640	$30,970	$12,026	$-	$3,445

Operating expenses:
Depreciation	15,387	14,664	7,377	12,529	5,494	3,055	3,850
Insurance	2,137	2,863	2,156	1,896	1,278	(7,827)	2,932
Management fees, related party	8,216	3,211	1,721	3,556	1,193	500	790
Management Fees	1,084	1,273	1,527	918	2,395	287	655
Repairs & maintenance	268	8,157	4,645	486	1,406	17,027	8,799
Property taxes	8,249	4,217	11,242	7,008	1,718	1,375	2,756
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,355	8,783	3,822	2,082	6,399	4,472	5,586
Total operating expenses	38,695	43,168	32,489	28,475	19,883	18,889	25,367

Income (loss) from operations	(4,505)	(22,707)	(10,849)	2,495	(7,857)	(18,889)	(21,922)

Other income (expense)
Interest expenses	-	14,631	5,899	14,385	-	-	-
Total Other income (expense)	-	14,631	5,899	14,385	-	-	-

Net Income (Loss)	$(4,505)	$(37,338)	$(16,749)	$(11,890)	$(7,857)	$(18,889)	$(21,922)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Osprey	Otoro	Palmer	Patrick	Peanut	Pearl	Pecan

Rental income	$27,540	$-	$-	$19,200	$16,275	$12,220	$18,899

Operating expenses:
Depreciation	10,980	10,984	3,822	6,614	5,929	14,997	5,725
Insurance	1,917	2,436	527	823	1,409	1,728	830
Management fees, related party	4,413	2,042	586	1,344	1,246	6,955	1,212
Management Fees	2,020	224	765	1,323	1,738	1,006	1,368
Repairs & maintenance	1,622	4,887	1,955	-	2,070	7,160	236
Property taxes	6,231	8,896	(913)	857	820	2,568	824
Credit loss expense (recovery)	-	8,385	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,704	4,755	5,974	1,568	2,005	6,621	1,843
Total operating expenses	29,886	42,607	12,715	12,529	15,216	41,036	12,038

Income (loss) from operations	(2,346)	(42,607)	(12,715)	6,671	1,059	(28,816)	6,861

Other income (expense)
Interest expenses	-	10,727	-	4,374	8,433	-	4,557
Total Other income (expense)	-	10,727	-	4,374	8,433	-	4,557

Net Income (Loss)	$(2,346)	$(53,334)	$(12,715)	$2,297	$(7,374)	$(28,816)	$2,304

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Peterson	Piedmont	Pinot	Pioneer	Plumtree	Point	Porthos

Rental income	$2,074	$27,540	$28,410	$37,762	$21,079	$28,924	$13,617

Operating expenses:
Depreciation	1,552	10,526	8,859	16,234	5,535	10,500	3,456
Insurance	271	1,944	1,390	2,201	823	1,696	1,897
Management fees, related party	26	3,603	2,074	8,739	1,581	3,105	1,575
Management Fees	387	964	1,591	1,192	1,194	970	749
Repairs & maintenance	2,471	256	944	2,594	979	760	3,290
Property taxes	1,085	5,733	4,358	7,174	805	3,249	3,846
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	5,763	3,141	3,670	3,566	1,568	4,401	5,403
Total operating expenses	11,555	26,169	22,886	41,700	12,484	24,680	20,217

Income (loss) from operations	(9,482)	1,371	5,524	(3,937)	8,595	4,244	(6,600)

Other income (expense)
Interest expenses	-	12,753	9,889	-	3,226	12,810	-
Total Other income (expense)	-	12,753	9,889	-	3,226	12,810	-

Net Income (Loss)	$(9,482)	$(11,382)	$(4,365)	$(3,937)	$5,369	$(8,566)	$(6,600)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Quincy	Redondo	Regency	Reginald	Reynolds	Ribbonwalk	Richardson

Rental income	$28,184	$26,216	$24,564	$32,665	$29,940	$22,511	$19,020

Operating expenses:
Depreciation	15,029	8,617	6,954	13,642	11,810	8,791	8,646
Insurance	2,166	1,070	309	1,419	1,392	821	1,114
Management fees, related party	4,715	3,147	2,500	4,313	5,676	1,390	2,502
Management Fees	1,717	1,181	997	1,307	1,647	2,075	990
Repairs & maintenance	10,228	9,249	1,154	5,984	166	450	1,054
Property taxes	3,954	4,444	2,369	1,208	1,435	3,321	2,989
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,443	4,564	2,564	3,411	2,319	3,987	2,158
Total operating expenses	42,252	32,271	16,847	31,283	24,445	20,835	19,454

Income (loss) from operations	(14,068)	(6,055)	7,717	1,382	5,495	1,676	(434)

Other income (expense)
Interest expenses	4,708	11,352	10,299	493	-	8,761	-
Total Other income (expense)	4,708	11,352	10,299	493	-	8,761	-

Net Income (Loss)	$(18,776)	$(17,407)	$(2,582)	$889	$5,495	$(7,085)	$(434)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Richmond	Ridge	Ritter	River	Riverwalk	Rooney	Roseberry

Rental income	$1,797	$22,451	$24,476	$23,520	$28,740	$25,140	$26,187

Operating expenses:
Depreciation	2,616	5,983	13,864	7,323	10,855	8,844	9,026
Insurance	451	918	1,963	868	1,548	1,793	1,932
Management fees, related party	74	1,372	7,066	1,625	6,031	2,666	1,464
Management Fees	338	2,233	2,351	1,533	922	1,042	2,416
Repairs & maintenance	2,681	-	19,043	3,402	816	-	350
Property taxes	1,393	10,821	1,954	7,217	1,561	4,158	1,898
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,080	2,914	4,150	2,783	2,644	3,393	3,003
Total operating expenses	10,633	24,241	50,392	24,751	24,376	21,896	20,088

Income (loss) from operations	(8,836)	(1,789)	(25,916)	(1,231)	4,364	3,244	6,099

Other income (expense)
Interest expenses	-	6,963	-	8,035	-	10,654	9,848
Total Other income (expense)	-	6,963	-	8,035	-	10,654	9,848

Net Income (Loss)	$(8,836)	$(8,753)	$(25,916)	$(9,266)	$4,364	$(7,410)	$(3,749)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Rosewood	Roxy	Saddlebred	Saint	Sajni	Salem	Salinas

Rental income	$21,736	$23,940	$26,945	$22,380	$23,574	$25,230	$17,211

Operating expenses:
Depreciation	7,438	8,958	15,278	7,562	8,995	8,775	5,682
Insurance	2,520	2,851	3,976	1,513	2,387	1,525	896
Management fees, related party	1,809	2,442	3,230	2,360	2,686	1,437	1,757
Management Fees	1,888	957	942	931	2,727	1,920	3,447
Repairs & maintenance	-	440	1,183	-	6,123	888	27,015
Property taxes	1,446	2,761	4,336	3,200	1,942	4,129	1,591
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,994	2,951	1,939	2,105	6,843	3,348	7,707
Total operating expenses	17,094	21,360	30,884	17,671	31,703	22,021	48,094

Income (loss) from operations	4,642	2,580	(3,939)	4,709	(8,128)	3,209	(30,883)

Other income (expense)
Interest expenses	9,050	10,554	12,993	8,293	-	9,967	-
Total Other income (expense)	9,050	10,554	12,993	8,293	-	9,967	-

Net Income (Loss)	$(4,408)	$(7,974)	$(16,931)	$(3,584)	$(8,128)	$(6,758)	$(30,883)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Saturn	Scepter	Sequoyah	Shallowford	Shoreline	Sigma	Simon

Rental income	$17,085	$20,845	$16,618	$27,421	$28,825	$27,514	$9,288

Operating expenses:
Depreciation	8,560	6,475	6,801	9,928	8,520	10,392	3,314
Insurance	1,370	1,304	935	1,545	1,325	1,294	490
Management fees, related party	1,189	2,005	2,117	3,456	1,872	2,010	1,260
Management Fees	1,367	968	1,312	975	2,372	2,155	671
Repairs & maintenance	-	2,459	8,700	1,826	3,978	150	3,207
Property taxes	3,562	3,468	2,612	5,281	11,800	6,637	1,589
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,013	4,762	6,090	3,204	6,141	2,622	6,936
Total operating expenses	18,060	21,442	28,568	26,214	36,008	25,260	17,466

Income (loss) from operations	(975)	(597)	(11,950)	1,206	(7,183)	2,254	(8,179)

Other income (expense)
Interest expenses	6,523	7,396	8,048	11,991	9,896	10,536	-
Total Other income (expense)	6,523	7,396	8,048	11,991	9,896	10,536	-

Net Income (Loss)	$(7,498)	$(7,993)	$(19,998)	$(10,785)	$(17,079)	$(8,282)	$(8,179)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Sims	Soapstone	Sodalis	Spencer	Splash	Spring	Stonebriar

Rental income	$5,535	$20,508	$19,018	$26,554	$16,000	$20,340	$16,740

Operating expenses:
Depreciation	3,749	6,000	7,959	8,313	5,955	6,803	5,574
Insurance	573	912	1,021	1,991	811	892	1,004
Management fees, related party	1,118	1,225	3,071	1,830	1,335	1,759	1,396
Management Fees	364	1,416	1,020	2,314	1,085	1,492	923
Repairs & maintenance	835	1,020	2,455	388	976	1,200	3,023
Property taxes	1,876	14	3,190	8,310	2,831	4,086	3,098
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,147	1,918	3,201	4,282	1,728	2,543	2,409
Total operating expenses	14,662	12,503	21,918	27,427	14,721	18,774	17,426

Income (loss) from operations	(9,127)	8,005	(2,900)	(873)	1,279	1,566	(686)

Other income (expense)
Interest expenses	-	5,265	-	9,109	4,882	-	6,443
Total Other income (expense)	-	5,265	-	9,109	4,882	-	6,443

Net Income (Loss)	$(9,127)	$2,740	$(2,900)	$(9,982)	$(3,603)	$1,566	$(7,129)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Sugar	Summerset	Sundance	Sunnyside	Swift	Taylor	Terracotta

Rental income	$22,628	$18,152	$23,709	$20,388	$27,540	$13,313	$22,080

Operating expenses:
Depreciation	8,559	7,528	10,207	5,572	10,575	7,368	7,573
Insurance	1,963	2,654	1,070	1,051	1,193	829	1,637
Management fees, related party	1,758	1,189	2,877	1,990	4,645	1,391	2,325
Management Fees	1,646	1,752	1,391	935	1,515	1,083	1,042
Repairs & maintenance	708	2,384	4,545	2,334	966	11,693	1,113
Property taxes	7,493	1,143	5,733	1,075	1,030	991	3,402
Credit loss expense (recovery)	-	-	-	-	-	(1,246)	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,274	4,612	2,890	4,419	2,467	5,215	5,611
Total operating expenses	25,401	21,261	28,712	17,376	22,389	27,324	22,702

Income (loss) from operations	(2,773)	(3,109)	(5,003)	3,012	5,151	(14,011)	(623)

Other income (expense)
Interest expenses	10,060	7,746	11,352	-	-	6,904	8,706
Total Other income (expense)	10,060	7,746	11,352	-	-	6,904	8,706

Net Income (Loss)	$(12,832)	$(10,855)	$(16,355)	$3,012	$5,151	$(20,915)	$(9,329)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Theodore	Tulip	Tuscan	Tuscarora	Tuxford	Vernon	Walton

Rental income	$1,821	$21,722	$29,148	$21,705	$23,115	$22,740	$16,712

Operating expenses:
Depreciation	3,289	8,726	8,879	8,417	7,203	9,650	8,246
Insurance	486	2,048	1,144	1,132	827	1,097	1,113
Management fees, related party	649	1,664	2,220	2,786	1,678	1,466	4,107
Management Fees	153	2,167	1,767	1,121	1,672	1,668	1,118
Repairs & maintenance	830	3,252	235	4,030	3,560	-	5,583
Property taxes	1,576	2,161	2,170	4,137	9,121	10,917	1,875
Credit loss expense (recovery)	-	10,769	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	6,836	6,105	3,341	4,901	2,476	2,308	7,444
Total operating expenses	13,819	36,893	19,756	26,524	26,537	27,105	29,487

Income (loss) from operations	(11,999)	(15,171)	9,392	(4,819)	(3,422)	(4,365)	(12,775)

Other income (expense)
Interest expenses	-	10,621	7,227	-	6,987	7,117	10,173
Total Other income (expense)	-	10,621	7,227	-	6,987	7,117	10,173

Net Income (Loss)	$(11,999)	$(25,792)	$2,165	$(4,819)	$(10,409)	$(11,481)	$(22,948)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Wave	Weldon	Wellington	Wentworth	Wescott	Westchester	Wildwood

Rental income	$300	$17,470	$28,741	$17,444	$17,107	$32,551	$21,473

Operating expenses:
Depreciation	9,164	5,811	12,380	6,833	7,530	9,374	6,063
Insurance	1,681	1,204	1,720	522	1,674	1,543	1,905
Management fees, related party	1,433	1,262	3,134	1,125	2,615	2,325	2,382
Management Fees	24	1,369	2,597	2,077	991	2,774	861
Repairs & maintenance	1,077	695	6,186	-	2,193	2,479	30
Property taxes	7,001	2,711	1,562	2,730	3,430	19,915	580
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
Other operating expenses	7,334	2,011	3,114	1,498	3,654	3,039	3,752
Total operating expenses	27,715	15,063	30,692	14,785	22,087	41,449	15,573

Income (loss) from operations	(27,415)	2,407	(1,951)	2,659	(4,980)	(8,897)	5,901

Other income (expense)
Interest expenses	8,761	5,349	-	6,258	8,291	9,700	6,148
Total Other income (expense)	8,761	5,349	-	6,258	8,291	9,700	6,148

Net Income (Loss)	$(36,176)	$(2,942)	$(1,951)	$(3,600)	$(13,271)	$(18,598)	$(248)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Willow	Wilson	Winchester	Windsor	Winston	Wisteria	Consolidated

Rental income	$20,990	$26,665	$6,279	$31,772	$18,681	$20,845	$4,781,812

Operating expenses:
Depreciation	8,045	11,722	2,806	9,618	9,039	8,416	1,952,621
Insurance	1,086	1,398	395	1,812	1,219	1,784	288,592
Management fees, related party	2,527	3,533	222	2,777	2,033	1,308	590,752
Management Fees	1,008	1,115	1,600	2,901	1,580	1,980	315,497
Repairs & maintenance	1,428	2,548	7,503	216	660	1,867	721,307
Property taxes	3,100	3,595	150	5,595	3,705	(1,065)	945,255
Credit loss expense (recovery)	-	-	-	-	-	-	64,851
Loss on sale of property	-	-	-	-	-	-	39,763
Other operating expenses	2,100	1,812	7,964	3,950	2,701	6,077	932,867
Total operating expenses	19,294	25,724	20,640	26,870	20,936	20,368	5,851,506

Income (loss) from operations	1,696	941	(14,362)	4,903	(2,254)	478	(1,069,694)

Other income (expense)
Interest expenses	-	-	-	10,623	-	9,932	1,198,358
Total Other income (expense)	-	-	-	10,623	-	9,932	1,198,358

Net Income (Loss)	$1,696	$941	$(14,362)	$(5,720)	$(2,254)	$(9,454)	$(2,268,052)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Balance at January 1, 2024	$594,713	$582,046	$458,151	$(5,563)	$(4,954)	$86,890	$59,321
Issuance of membership units, net of offering costs	-	-	-	252,032	345,786	-	-
Redemption of membership units	(1,300)	(3,600)	-	-	-	-	(300)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(7,823)	(16,055)	(17,337)	(13,465)	(20,695)	(3,948)	(1,533)
Net income (loss)	(19,661)	(984)	9,419	(1,605)	6,844	(6,653)	(12,045)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$565,929	$561,406	$450,233	$231,398	$326,981	$76,289	$45,443

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Balance at January 1, 2024	$119,930	$315,424	$81,236	$338,391	$62,192	$319,272	$104,974
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	(100)	-	(500)	-	-	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(2,832)	(16,010)	(2,422)	(11,934)	(4,058)	(17,500)	(2,654)
Net income (loss)	(6,670)	3,966	(11,048)	(4,823)	(5,605)	14	(15,525)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$110,329	$303,380	$67,265	$321,633	$52,529	$301,786	$86,796

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Balance at January 1, 2024	$555,958	$55,865	$77,674	$235,519	$91,534	$309,049	$403,592
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	(540)	-	(100)	(500)	-	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(13,136)	(4,963)	(5,301)	(7,168)	(2,492)	(14,292)	(11,633)
Net income (loss)	(11,962)	126	(7,194)	(2,399)	(28,695)	(1,339)	(535)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$530,319	$51,027	$65,078	$225,453	$60,346	$293,418	$391,424

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Balance at January 1, 2024	$310,281	$233,188	$258,124	$323,758	$156,724	$313,883	$51,413
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	(2,100)	-	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(18,360)	(14,394)	(9,658)	(11,151)	(11,109)	(16,257)	(2,213)
Net income (loss)	6,610	4,936	(15,036)	(495)	(575)	(1,698)	(19,210)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$298,531	$223,730	$233,430	$310,011	$145,040	$295,928	$29,990

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Cawley

Balance at January 1, 2024	$226,325	$77,133	$613,517	$99,117	$257,076	$269,909	$330,247
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	(1,000)	(100)	-	(2,200)	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(15,063)	(4,286)	(7,733)	(4,999)	(16,447)	(10,265)	(18,689)
Net income (loss)	4,335	(3,122)	(17,894)	(19,822)	4,352	(4,996)	6,112
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$215,598	$69,725	$586,890	$74,196	$244,981	$252,448	$317,670

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook	Chitwood

Balance at January 1, 2024	$84,594	$82,340	$93,350	$195,419	$379,446	$312,617	$376,491
Issuance of membership units, net of offering costs	(118,300)	-	-	-	-	-	-
Redemption of membership units	-	-	(500)	(400)	-	-	(500)
Deemed contribution from Manager	3,523	-	-	-	-	-	-
Distributions	(26,659)	(7,210)	(6,922)	(5,657)	(19,979)	(15,300)	(17,727)
Net income (loss)	56,841	(736)	(4,424)	(12,490)	6,088	2,214	3,762
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$0	$74,394	$81,503	$176,872	$365,556	$299,531	$362,026

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Clover	Coatbridge	Collier	Collinston	Conway	Cove	Creekside

Balance at January 1, 2024	$321,408	$71,177	$333,677	$53,806	$650,075	$219,469	$307,945
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	(200)	-	(300)	-	(600)	-	(1,500)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(12,647)	(2,801)	(13,724)	(848)	(15,845)	(1,971)	(16,501)
Net income (loss)	(5,725)	(12,499)	5,802	(23,040)	(5,943)	(30,562)	5,243
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$302,837	$55,876	$325,455	$29,918	$627,687	$186,936	$295,187

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson	Dawson

Balance at January 1, 2024	$151,312	$301,324	$75,699	$186,253	$298,668	$47,233	$58,451
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	(2,100)	-	-	(2,600)	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(4,193)	(13,412)	(8,625)	(4,552)	(13,115)	(1,932)	(3,333)
Net income (loss)	(6,134)	(3,942)	(2,751)	(11,869)	(1,264)	(10,635)	(10,298)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$140,985	$281,871	$64,322	$169,832	$281,689	$34,667	$44,820

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly	Dops

Balance at January 1, 2024	$51,210	$55,358	$57,498	$240,982	$85,280	$663,182	$208,836
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	-	-	(350)	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(623)	(2,373)	(3,107)	(11,168)	(3,757)	(17,153)	(10,227)
Net income (loss)	(44,466)	(16,496)	(7,557)	(4,096)	(11,119)	(4,424)	483
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$6,122	$36,489	$46,835	$225,717	$70,405	$641,255	$199,092

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Dorchester	Dunbar	Eagle	Eastfair	Eastwood	Elevation	Ella

Balance at January 1, 2024	$325,303	$282,263	$154,904	$46,722	$338,973	$65,056	$260,478
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	(500)	(200)	(1,000)	(100)	-	(100)	(100)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(9,172)	(3,157)	(9,870)	(3,497)	(8,688)	(1,696)	(11,488)
Net income (loss)	(7,635)	(15,230)	(2,101)	(8,977)	(13,312)	(36,240)	1,740
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$307,996	$263,676	$141,933	$34,148	$316,973	$27,020	$250,630

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Ellen	Elm	Emporia	Ensenada	Falcon	Felix	Fenwick

Balance at January 1, 2024	$261,367	$44,836	$83,249	$160,861	$152,047	$261,943	$313,918
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	-	(600)	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(15,216)	(3,834)	(5,532)	(2,380)	(7,821)	(13,644)	(11,642)
Net income (loss)	10,157	(2,489)	(8,294)	(33,627)	(5,070)	1,278	(5,508)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$256,308	$38,512	$69,423	$124,854	$138,556	$249,576	$296,768

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Fletcher	Folly	Forest	Foster	Franklin	Gardens	General

Balance at January 1, 2024	$191,724	$295,682	$81,213	$332,461	$310,871	$77,825	$321,727
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	(400)	-	-	-	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(12,325)	(9,345)	(2,613)	(20,937)	(15,435)	(4,929)	(18,989)
Net income (loss)	7,704	(2,244)	(17,551)	6,141	(369)	(4,760)	7,767
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$187,102	$283,693	$61,048	$317,665	$295,067	$68,136	$310,505

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Goose	Grant	Greenhill	Gretal	Grove	Hadden	Hansard

Balance at January 1, 2024	$141,607	$110,433	$91,431	$451,575	$67,338	$79,348	$313,472
Issuance of membership units, net of offering costs	-	-	-	-	(76)	-	-
Redemption of membership units	(250)	-	-	-	-	(500)	(100)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(8,771)	(7,893)	(6,498)	(20,350)	(1,297)	(4,452)	(19,822)
Net income (loss)	(1,905)	(3,634)	(5,479)	5,065	(13,754)	(7,535)	8,085
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$130,681	$98,905	$79,454	$436,291	$52,212	$66,862	$301,635

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Hansel	Hargrave	Harrison	Henry	Heritage	Heron	Highland

Balance at January 1, 2024	$196,181	$(4,083)	$237,950	$384,249	$76,886	$86,296	$275,933
Issuance of membership units, net of offering costs	-	259,629	-	-	-	-	-
Redemption of membership units	-	-	(1,950)	(1,400)	-	-	(500)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(3,793)	(10,393)	(9,225)	(6,349)	(2,899)	(1,714)	(9,854)
Net income (loss)	(20,608)	(11,728)	(8,420)	(26,122)	(10,155)	(14,874)	3,276
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$171,780	$233,425	$218,355	$350,378	$63,833	$69,707	$268,855

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Hines	Hobbes	Holcomb	Holland	Hollandaise	Holloway	Inglewood

Balance at January 1, 2024	$249,789	$253,081	$347,189	$56,958	$114,926	$100,243	$661,009
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	(500)	-	-	-	(400)	-	(1,050)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(5,541)	(11,549)	(14,591)	(2,678)	(3,840)	(6,713)	(18,828)
Net income (loss)	(8,806)	(8,682)	(647)	(4,175)	(27,167)	(7,790)	(2,970)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$234,942	$232,850	$331,950	$50,105	$83,519	$85,740	$638,161

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Irene	Jack	Jake	Jefferson	Jill	Johnny	June

Balance at January 1, 2024	$191,502	$119,501	$548,874	$282,870	$209,230	$537,900	$541,248
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	(1,000)	-	-	(2,000)	(500)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(13,936)	(2,055)	(8,735)	(18,822)	(8,420)	(10,862)	(5,841)
Net income (loss)	8,021	(22,768)	(16,373)	10,280	(9,306)	(5,148)	(13,968)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$185,586	$94,678	$522,766	$274,328	$191,504	$519,889	$520,939

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn	Kessler	Kingsley

Balance at January 1, 2024	$64,237	$85,994	$414,906	$673,437	$83,068	$131,393	$78,599
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	(1,100)	(2,850)	(2,500)	(100)	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(2,636)	(6,004)	(11,882)	(9,491)	(2,120)	(1,741)	(4,190)
Net income (loss)	(7,101)	(4,371)	(5,254)	(18,363)	(24,022)	(16,481)	(12,919)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$54,500	$75,619	$396,669	$642,733	$54,425	$113,071	$61,490

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Kirkwood	Korin	Lallie	Lanier	Lannister	Latte	Lennox

Balance at January 1, 2024	$73,583	$283,739	$78,613	$112,605	$56,650	$358,125	$65,718
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	-	-	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(3,178)	(17,601)	(1,490)	(3,250)	(1,410)	(11,554)	(4,619)
Net income (loss)	(5,989)	6,709	(21,796)	(17,189)	(16,549)	(5,583)	(9,117)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$64,416	$272,847	$55,327	$92,166	$38,691	$340,988	$51,982

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Lierly	Lily	Limestone	Litton	Longwoods	Lookout	Loretta

Balance at January 1, 2024	$75,997	$145,760	$76,674	$175,400	$281,331	$333,510	$662,939
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	(100)	-	(200)	(8,700)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(9,154)	(3,391)	(2,180)	(9,117)	(14,201)	(13,351)	(14,953)
Net income (loss)	(559)	(14,582)	(25,317)	(11,725)	(994)	2,091	(1,607)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$66,284	$127,788	$49,177	$154,459	$266,136	$322,051	$637,678

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Louis	Louise	Lovejoy	Luna	Lurleen	Madison	Mae

Balance at January 1, 2024	$288,474	$94,031	$72,578	$45,060	$111,046	$88,297	$348,853
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	(500)	-	-	-	(400)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(16,431)	(5,068)	(5,688)	(2,908)	(6,269)	(2,953)	(15,872)
Net income (loss)	6,452	(8,078)	(5,082)	(10,065)	(4,982)	(2,668)	(606)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$278,495	$80,885	$61,308	$32,086	$99,796	$82,675	$331,975

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Magnolia	Malbec	Mammoth	Marcelo	Marie	Marietta	Marion

Balance at January 1, 2024	$69,864	$91,461	$80,035	$283,064	$330,281	$144,459	$265,793
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	(1,000)	(100)	-	-	-	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(1,601)	(6,477)	(864)	(14,960)	(23,434)	(1,612)	(12,410)
Net income (loss)	(17,856)	367	(37,129)	3,247	13,300	(19,973)	(1,663)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$49,406	$85,252	$42,043	$271,350	$320,147	$122,875	$251,720

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Marple	Martell	Mary	Matchingham	McGregor	McLovin	Meadow

Balance at January 1, 2024	$185,111	$263,183	$282,657	$62,943	$287,433	$140,027	$97,301
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	(300)	-	-	-	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(7,151)	(10,714)	(18,034)	(7,359)	(12,998)	(7,550)	(4,330)
Net income (loss)	(6,939)	(5,751)	9,682	(2,249)	215	(8,515)	(10,327)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$171,022	$246,417	$274,304	$53,335	$274,650	$123,962	$82,643

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Mimosa	Mojave	Murphy	Mycroft	Nugget	Odessa	Olive

Balance at January 1, 2024	$110,821	$66,670	$84,745	$189,637	$527,454	$107,183	$88,603
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	(200)	(2,500)	(100)	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(7,015)	(5,989)	(3,197)	(12,483)	(17,250)	(6,146)	(6,116)
Net income (loss)	(10,904)	(3,557)	(14,490)	7,162	(1,965)	(11,002)	(6,300)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$92,902	$57,124	$67,058	$184,116	$505,739	$89,936	$76,187

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Oly	Onyx	Oscar	Osceola	Osprey	Otoro	Palmer

Balance at January 1, 2024	$148,506	$340,043	$255,653	$284,474	$345,659	$64,418	$304,533
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	-	(100)	(680)	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(5,305)	(16,409)	(12,806)	(9,947)	(10,436)	(2,053)	(14,474)
Net income (loss)	(13,645)	2,657	3,767	(3,638)	(13,327)	(42,878)	(1,916)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$129,557	$326,290	$246,614	$270,889	$321,796	$18,807	$288,143

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Patrick	Peanut	Pearl	Pecan	Peterson	Piedmont	Pinot

Balance at January 1, 2024	$88,643	$68,384	$517,843	$86,154	$244,203	$202,141	$97,930
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	(300)	(1,000)	-	-	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(5,258)	(4,329)	(19,419)	(9,739)	(15,019)	(5,411)	(6,166)
Net income (loss)	(4,230)	(2,363)	146	1,966	5,222	(14,240)	(2,838)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$79,155	$61,392	$497,570	$78,381	$234,406	$182,490	$88,925

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Pioneer	Plumtree	Point	Porthos	Quincy	Redondo	Regency

Balance at January 1, 2024	$552,083	$86,419	$114,176	$317,214	$503,308	$156,396	$151,349
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	(100)	-	-	-	(3,750)	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(10,161)	(10,239)	(2,655)	(18,293)	(13,812)	(3,425)	(10,229)
Net income (loss)	(10,017)	(2,655)	(24,445)	1,460	2,430	(21,351)	(5,917)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$531,806	$73,525	$87,075	$300,381	$488,176	$131,621	$135,203

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond	Ridge	Ritter

Balance at January 1, 2024	$412,678	$426,507	$79,773	$313,915	$(6,154)	$70,221	$468,854
Issuance of membership units, net of offering costs	-	-	-	-	414,717	-	-
Redemption of membership units	(2,450)	(500)	-	(1,200)	-	-	(1,000)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(6,460)	(17,193)	(2,498)	(15,616)	(18,450)	(5,210)	(11,881)
Net income (loss)	(19,293)	225	(12,621)	4,619	(8,039)	(4,857)	(9,982)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$384,474	$409,040	$64,654	$301,717	$382,074	$60,154	$445,991

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	River	Riverwalk	Rooney	Roseberry	Rosewood	Roxy	Saddlebred

Balance at January 1, 2024	$83,045	$386,873	$95,046	$98,321	$76,048	$89,633	$121,332
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	(100)	(200)	-	-	-	-	(100)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(6,185)	(11,830)	(4,951)	(6,170)	(3,453)	(4,483)	(5,636)
Net income (loss)	(2,497)	(3,126)	(4,204)	(2,715)	(5,001)	(6,637)	(11,993)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$74,263	$371,717	$85,891	$89,436	$67,594	$78,514	$103,603

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Saint	Sajni	Salem	Salinas	Saturn	Scepter	Sequoyah

Balance at January 1, 2024	$109,504	$303,788	$94,622	$212,726	$65,030	$70,772	$120,340
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	(200)	-	-	(100)	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(9,534)	(14,355)	(4,803)	(10,545)	(2,607)	(2,695)	(3,163)
Net income (loss)	677	543	(15,256)	4,085	(11,886)	(4,110)	(19,493)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$100,647	$289,976	$74,364	$206,266	$50,537	$63,866	$97,684

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Shallowford	Shoreline	Sigma	Simon	Sims	Soapstone	Sodalis

Balance at January 1, 2024	$181,574	$73,683	$107,785	$302,058	$285,308	$80,345	$278,889
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	-	-	-	(2,100)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(2,969)	(5,022)	(6,840)	(18,477)	(14,668)	(6,812)	(9,328)
Net income (loss)	(20,782)	(6,822)	(7,410)	9,372	2,357	(1,269)	885
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$157,824	$61,839	$93,534	$292,953	$272,996	$72,265	$268,347

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Spencer	Splash	Spring	Stonebriar	Sugar	Summerset	Sundance

Balance at January 1, 2024	$88,471	$79,726	$243,698	$56,469	$97,170	$70,725	$160,145
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	(200)	-	-	-	-	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(6,535)	(6,809)	(10,859)	(2,262)	(4,053)	(3,278)	(3,930)
Net income (loss)	(5,572)	(7,510)	(4,453)	(6,433)	(9,261)	(6,483)	(20,394)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$76,164	$65,406	$228,386	$47,774	$83,856	$60,964	$135,821

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Sunnyside	Swift	Taylor	Terracotta	Theodore	Tulip	Tuscan

Balance at January 1, 2024	$234,608	$341,318	$113,555	$96,781	$299,969	$67,164	$125,639
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	-	-	(300)	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(13,990)	(11,532)	(3,361)	(2,206)	(17,160)	(4,540)	(10,891)
Net income (loss)	2,050	(11,039)	(10,476)	(39,241)	4,844	(5,253)	(4,020)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$222,668	$318,747	$99,717	$55,334	$287,654	$57,071	$110,728

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Tuscarora	Tuxford	Vernon	Walton	Wave	Weldon	Wellington

Balance at January 1, 2024	$343,747	$64,308	$66,717	$256,038	$57,312	$66,712	$406,987
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	(1,500)	-	-	(700)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(19,066)	(1,049)	(4,222)	(7,728)	(418)	(2,766)	(17,003)
Net income (loss)	5,155	(19,547)	(6,719)	401	(56,181)	(3,833)	(3,484)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$329,836	$43,712	$55,776	$247,211	$713	$60,113	$385,801

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Wentworth	Wescott	Westchester	Wildwood	Willow	Wilson	Winchester

Balance at January 1, 2024	$71,795	$120,950	$122,383	$113,442	$289,615	$379,202	$277,879
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	-	(1,600)	(100)	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(8,760)	(4,138)	(5,775)	(7,173)	(9,395)	(16,257)	(15,671)
Net income (loss)	2,071	(15,479)	(15,810)	(740)	(10,097)	(1,034)	(1,425)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$65,105	$101,334	$100,798	$105,529	$268,524	$361,810	$260,782

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Windsor	Winston	Wisteria	Campbell	Arlo	Hualapai	Brentwood

Balance at January 1, 2024	$108,799	$334,099	$87,823	$(69,756)	$-	$-	$-
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Redemption of membership units	-	(1,100)	-	-	-	-	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(4,725)	(12,214)	(4,085)	-	-	-	-
Net income (loss)	(45,280)	(4,025)	(9,138)		(7,349)	(15,017)	(22,882)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	69,756	7,349	15,017	22,882
Balance at December 31, 2024	$58,795	$316,759	$74,600	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2024

	Bellvue	Lorenz	Lexie	Hartsfield	Unallocated members capital	Consolidated

Balance at January 1, 2024	$-	$-	$-	$-	$-	$49,636,238
Issuance of membership units, net of offering costs	-	-	-	-	-	1,153,788
Redemption of membership units	-	-	-	-	-	(74,570)
Deemed contribution from Manager	-	-	-	-	-	3,523
Distributions	-	-	-	-	-	(2,126,831)
Net income (loss)	(11,733)	(10,612)	(21,307)	(20,579)	-	(1,748,139)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	11,733	10,612	21,307	20,579	(179,235)	-
Balance at December 31, 2024	$-	$-	$-	$-	$(179,235)	$46,844,009

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Balance at January 1, 2023	620,899	632,909	472,424	-	-	103,869	68,607
Issuance of membership units, net of offering costs	(7,100)	(5,300)	(1,000)	-	-	-	(600)
Deemed contribution from Manager	-	11,543	-	2,405	330	-	-
Distributions	(27,747)	(15,171)	(15,374)	-	-	(3,862)	(2,889)
Net income (loss)	8,661	(41,935)	2,101	(7,968)	(5,284)	(13,118)	(5,797)
Balance at December 31, 2023	$594,713	$582,046	$458,151	$(5,563)	$(4,954)	$86,890	$59,321

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Balance at January 1, 2023	140,762	-	92,573	-	84,054	-	110,135
Issuance of membership units, net of offering costs	(500)	325,223	(1,000)	359,466	(1,200)	326,071	(200)
Deemed contribution from Manager	1,695	1,431	-	-	-	710	-
Distributions	(3,459)	(3,520)	(4,755)	(7,780)	(4,844)	-	(4,425)
Net income (loss)	(18,568)	(7,711)	(5,583)	(13,295)	(15,818)	(7,509)	(535)
Balance at December 31, 2023	$119,930	$315,424	$81,236	$338,391	$62,192	$319,272	$104,974

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Balance at January 1, 2023	574,107	70,288	99,814	256,450	98,872	-	446,293
Issuance of membership units, net of offering costs	(1,120)	(100)	-	(200)	(1,000)	335,062	(3,950)
Deemed contribution from Manager	-	-	-	-	-	1,161	-
Distributions	(18,218)	(5,011)	(7,383)	(5,813)	(7,330)	(3,990)	(12,520)
Net income (loss)	1,189	(9,313)	(14,757)	(14,918)	992	(23,184)	(26,232)
Balance at December 31, 2023	$555,958	$55,865	$77,674	$235,519	$91,534	$309,049	$403,592

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Balance at January 1, 2023	-	-	275,525	340,414	172,962	334,693	(10,323)
Issuance of membership units, net of offering costs	322,875	239,423	(1,000)	(250)	-	(1,100)	90,622
Deemed contribution from Manager	-	898	-	-	-	-	(2,443)
Distributions	(8,043)	(2,848)	(13,421)	(11,740)	(7,921)	(19,353)	(1,485)
Net income (loss)	(4,550)	(4,285)	(2,980)	(4,667)	(8,318)	(357)	(24,959)
Balance at December 31, 2023	$310,281	$233,188	$258,124	$323,758	$156,724	$313,883	$51,413

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Campbell

Balance at January 1, 2023	-	102,768	640,125	116,216	-	280,251	(19,436)
Issuance of membership units, net of offering costs	235,059	99	(6,550)	(2,800)	262,352	-	-
Deemed contribution from Manager	2,168	-	-	-	472	-	-
Distributions	-	(4,579)	(20,275)	(7,471)	-	(14,274)	-
Net income (loss)	(10,901)	(21,156)	217	(6,828)	(5,748)	3,933	(50,320)
Balance at December 31, 2023	$226,325	$77,133	$613,517	$99,117	$257,076	$269,909	$(69,756)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Cawley	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook

Balance at January 1, 2023	-	95,037	89,185	102,632	210,665	3,049	-
Issuance of membership units, net of offering costs	342,749	-	-	-	-	397,981	333,328
Deemed contribution from Manager	(158)	-	-	-	-	-	1,282
Distributions	(7,789)	(5,442)	(8,383)	(6,599)	(5,712)	(17,229)	(3,970)
Net income (loss)	(4,555)	(5,001)	1,538	(2,684)	(9,534)	(4,355)	(18,023)
Balance at December 31, 2023	$330,247	$84,594	$82,340	$93,350	$195,419	$379,446	$312,617

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Chitwood	Clover	Coatbridge	Collier	Collinston	Conway	Cove

Balance at January 1, 2023	391,243	340,644	104,608	356,996	65,580	681,755	-
Issuance of membership units, net of offering costs	(250)	(2,200)	(100)	(11,600)	(400)	(5,000)	227,408
Deemed contribution from Manager	-	-	-	-	-	-	890
Distributions	(16,332)	(17,425)	(6,021)	(12,101)	(2,043)	(17,951)	(5,666)
Net income (loss)	1,830	389	(27,310)	381	(9,331)	(8,729)	(3,163)
Balance at December 31, 2023	$376,491	$321,408	$71,177	$333,677	$53,806	$650,075	$219,469

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Creekside	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson

Balance at January 1, 2023	324,614	168,173	313,735	82,851	204,742	315,110	60,995
Issuance of membership units, net of offering costs	(3,300)	-	(1,000)	(100)	(100)	(2,500)	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(16,525)	(4,465)	(14,482)	(8,604)	(5,905)	(13,978)	(2,681)
Net income (loss)	3,157	(12,396)	3,071	1,552	(12,483)	36	(11,081)
Balance at December 31, 2023	$307,945	$151,312	$301,324	$75,699	$186,253	$298,668	$47,233

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Dawson	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly

Balance at January 1, 2023	73,939	100,118	69,213	76,957	250,991	103,056	697,006
Issuance of membership units, net of offering costs	(100)	-	(800)	(100)	(1,400)	-	(6,350)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(4,057)	(2,321)	(4,398)	(3,353)	(10,856)	(5,749)	(17,389)
Net income (loss)	(11,331)	(46,587)	(8,657)	(16,006)	2,247	(12,027)	(10,084)
Balance at December 31, 2023	$58,451	$51,210	$55,358	$57,498	$240,982	$85,280	$663,182

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Dops	Dorchester	Dunbar	Duncan	Eagle	Eastfair	Eastwood

Balance at January 1, 2023	(900)	350,394	318,473	-	164,205	69,956	-
Issuance of membership units, net of offering costs	221,871	(1,000)	(3,700)	-	-	(0)	346,808
Deemed contribution from Manager	(262)	-	-	-	-	-	1,136
Distributions	(8,422)	(11,622)	(8,120)	-	(8,529)	(5,169)	-
Net income (loss)	(3,450)	(12,469)	(24,390)	-	(771)	(18,065)	(8,970)
Balance at December 31, 2023	$208,836	$325,303	$282,263	$-	$154,904	$46,722	$338,973

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Elevation	Ella	Ellen	Elm	Emporia	Ensenada	Falcon

Balance at January 1, 2023	99,050	-	-	61,659	113,623	177,988	161,723
Issuance of membership units, net of offering costs	-	283,279	274,662	-	(100)	(300)	(200)
Deemed contribution from Manager	-	896	1,391	-	-	-	-
Distributions	(3,268)	(10,117)	(2,675)	(3,366)	(4,728)	(9,710)	(8,114)
Net income (loss)	(30,726)	(13,580)	(12,011)	(13,457)	(25,546)	(7,116)	(1,362)
Balance at December 31, 2023	$65,056	$260,478	$261,367	$44,836	$83,249	$160,861	$152,047

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Felix	Fenwick	Fletcher	Folly	Forest	Foster	Franklin

Balance at January 1, 2023	-	-	-	322,669	112,792	-	-
Issuance of membership units, net of offering costs	273,851	328,106	199,773	-	(400)	344,939	327,859
Deemed contribution from Manager	(296)	388	(354)	-	-	1,704	1,536
Distributions	(6,215)	(7,455)	-	(10,874)	(4,544)	(9,332)	(3,194)
Net income (loss)	(5,397)	(7,121)	(7,696)	(16,113)	(26,635)	(4,850)	(15,329)
Balance at December 31, 2023	$261,943	$313,918	$191,724	$295,682	$81,213	$332,461	$310,871

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Gardens	General	Goose	Grant	Greenhill	Gretal	Grove

Balance at January 1, 2023	90,486	-	152,001	119,168	113,152	478,067	75,984
Issuance of membership units, net of offering costs	(200)	346,088	(500)	-	(4,000)	-	-
Deemed contribution from Manager	-	970	-	-	-	-	-
Distributions	(5,403)	(4,120)	(9,163)	(6,960)	(6,878)	(17,786)	(3,063)
Net income (loss)	(7,059)	(21,211)	(730)	(1,776)	(10,844)	(8,705)	(5,583)
Balance at December 31, 2023	$77,825	$321,727	$141,607	$110,433	$91,431	$451,575	$67,338

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Hadden	Hansard	Hansel	Hargrave	Harrison	Henry	Heritage

Balance at January 1, 2023	84,506	(900)	222,297	-	254,440	417,931	88,728
Issuance of membership units, net of offering costs	(1,000)	325,232	-	-	(1,100)	(4,250)	-
Deemed contribution from Manager	-	1,926	-	1,843	-	-	-
Distributions	(6,468)	(12,337)	(8,547)	-	(7,938)	(7,130)	(3,873)
Net income (loss)	2,311	(449)	(17,569)	(5,926)	(7,452)	(22,302)	(7,968)
Balance at December 31, 2023	$79,348	$313,472	$196,181	$(4,083)	$237,950	$384,249	$76,886

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Heron	Highland	Hines	Hobbes	Holcomb	Holland	Hollandaise

Balance at January 1, 2023	98,180	282,783	259,919	-	359,072	68,008	125,632
Issuance of membership units, net of offering costs	(200)	(1,750)	(1,200)	259,827	(600)	(100)	-
Deemed contribution from Manager	-	-	-	2,001	-	-	-
Distributions	(4,317)	(9,690)	(9,744)	-	(12,268)	(2,931)	(6,248)
Net income (loss)	(7,367)	4,590	814	(8,747)	985	(8,019)	(4,459)
Balance at December 31, 2023	$86,296	$275,933	$249,789	$253,081	$347,189	$56,958	$114,926

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Holloway	Inglewood	Irene	Jack	Jake	Jefferson	Jill

Balance at January 1, 2023	121,577	684,630	-	143,237	597,448	(900)	229,017
Issuance of membership units, net of offering costs	(100)	(2,200)	199,694	-	(8,700)	294,664	-
Deemed contribution from Manager	-	-	376	-	-	2,893	-
Distributions	(8,705)	(20,277)	-	(5,688)	(17,454)	(11,178)	(8,580)
Net income (loss)	(12,530)	(1,144)	(8,568)	(18,048)	(22,420)	(2,609)	(11,207)
Balance at December 31, 2023	$100,243	$661,009	$191,502	$119,501	$548,874	$282,870	$209,230

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Johnny	June	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn

Balance at January 1, 2023	568,318	570,463	71,731	93,538	426,903	700,843	95,660
Issuance of membership units, net of offering costs	(2,520)	(1,800)	(200)	(100)	(850)	(6,500)	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(17,941)	(18,608)	(3,151)	(5,839)	(13,115)	(17,404)	(3,797)
Net income (loss)	(9,958)	(8,807)	(4,143)	(1,605)	1,968	(3,501)	(8,795)
Balance at December 31, 2023	$537,900	$541,248	$64,237	$85,994	$414,906	$673,437	$83,068

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Kessler	Kingsley	Kirkwood	Korin	Lallie	Lanier	Lannister

Balance at January 1, 2023	146,499	101,900	82,431	(1,308)	123,846	131,558	65,502
Issuance of membership units, net of offering costs	(2,500)	-	-	298,485	(600)	(100)	(800)
Deemed contribution from Manager	-	-	-	(939)	-	-	-
Distributions	(3,439)	(7,193)	(3,291)	(11,997)	(3,964)	(5,940)	(2,845)
Net income (loss)	(9,168)	(16,108)	(5,558)	(503)	(40,670)	(12,913)	(5,207)
Balance at December 31, 2023	$131,393	$78,599	$73,583	$283,739	$78,613	$112,605	$56,650

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Latte	Lennox	Lierly	Lily	Limestone	Litton	Longwoods

Balance at January 1, 2023	375,130	85,080	81,700	162,022	106,459	191,920	-
Issuance of membership units, net of offering costs	(5,700)	-	-	(600)	(200)	(100)	296,948
Deemed contribution from Manager	-	-	-	-	-	-	370
Distributions	(12,417)	(6,780)	(8,416)	(5,531)	(4,524)	(9,420)	(6,106)
Net income (loss)	1,112	(12,583)	2,712	(10,132)	(25,061)	(6,999)	(9,881)
Balance at December 31, 2023	$358,125	$65,718	$75,997	$145,760	$76,674	$175,400	$281,331

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Lookout	Loretta	Louis	Louise	Lovejoy	Luna	Lurleen

Balance at January 1, 2023	343,336	696,340	-	104,866	93,689	68,442	(1,596)
Issuance of membership units, net of offering costs	(1,000)	(11,100)	299,924	-	-	-	136,159
Deemed contribution from Manager	-	-	106	-	-	-	-
Distributions	(11,209)	(17,825)	(6,159)	(7,146)	(5,515)	(5,834)	(7,990)
Net income (loss)	2,382	(4,476)	(5,396)	(3,689)	(15,596)	(17,548)	(15,526)
Balance at December 31, 2023	$333,510	$662,939	$288,474	$94,031	$72,578	$45,060	$111,046

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Madison	Mae	Magnolia	Malbec	Mammoth	Marcelo	Marie

Balance at January 1, 2023	105,115	374,107	79,416	113,333	111,366	299,825	(900)
Issuance of membership units, net of offering costs	-	(10,100)	(100)	-	-	(100)	341,482
Deemed contribution from Manager	3,887	-	-	-	-	-	3,438
Distributions	(3,539)	(16,325)	(3,477)	(9,099)	(3,513)	(14,860)	(14,072)
Net income (loss)	(17,166)	1,170	(5,975)	(12,772)	(27,818)	(1,801)	334
Balance at December 31, 2023	$88,297	$348,853	$69,864	$91,461	$80,035	$283,064	$330,281

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Marietta	Marion	Marple	Martell	Mary	Matchingham	McGregor

Balance at January 1, 2023	170,915	-	-	-	-	76,536	298,839
Issuance of membership units, net of offering costs	(3,000)	281,169	196,682	286,198	293,203	-	(2,900)
Deemed contribution from Manager	-	2,316	1,947	-	3,112	-	-
Distributions	(7,088)	(3,043)	(4,895)	(3,408)	(6,668)	(6,502)	(12,117)
Net income (loss)	(16,367)	(14,649)	(8,623)	(19,607)	(6,990)	(7,090)	3,610
Balance at December 31, 2023	$144,459	$265,793	$185,111	$263,183	$282,657	$62,943	$287,433

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	McLovin	Meadow	Mimosa	Mojave	Murphy	Mycroft	Nugget

Balance at January 1, 2023	161,841	111,898	125,096	76,249	101,077	-	555,985
Issuance of membership units, net of offering costs	(400)	(100)	(3,510)	(700)	(100)	200,772	(5,200)
Deemed contribution from Manager	-	-	-	-	-	252	-
Distributions	(9,007)	(4,453)	(7,195)	(6,539)	(7,832)	(4,996)	(18,825)
Net income (loss)	(12,407)	(10,045)	(3,570)	(2,340)	(8,400)	(6,390)	(4,505)
Balance at December 31, 2023	$140,027	$97,301	$110,821	$66,670	$84,745	$189,637	$527,454

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Odessa	Olive	Oly	Onyx	Oscar	Osceola	Osprey

Balance at January 1, 2023	150,309	111,685	168,914	-	-	-	359,692
Issuance of membership units, net of offering costs	(100)	(600)	-	355,119	276,320	309,740	-
Deemed contribution from Manager	-	-	-	467	1,208	7	-
Distributions	(5,688)	(5,734)	(8,518)	(7,686)	(2,986)	(3,350)	(11,687)
Net income (loss)	(37,338)	(16,749)	(11,890)	(7,857)	(18,889)	(21,922)	(2,346)
Balance at December 31, 2023	$107,183	$88,603	$148,506	$340,043	$255,653	$284,474	$345,659

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Otoro	Palmer	Patrick	Peanut	Pearl	Pecan	Peterson

Balance at January 1, 2023	122,842	-	91,661	80,736	555,868	92,297	-
Issuance of membership units, net of offering costs	(1,000)	320,984	-	(950)	(4,500)	-	251,214
Deemed contribution from Manager	-	(263)	-	-	16,791	-	2,471
Distributions	(4,091)	(3,472)	(5,315)	(4,028)	(21,500)	(8,446)	-
Net income (loss)	(53,334)	(12,715)	2,297	(7,374)	(28,816)	2,304	(9,482)
Balance at December 31, 2023	$64,418	$304,533	$88,643	$68,384	$517,843	$86,154	$244,203

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Piedmont	Pinot	Pioneer	Plumtree	Point	Porthos	Quincy

Balance at January 1, 2023	219,551	111,561	574,168	91,278	130,572	-	553,575
Issuance of membership units, net of offering costs	(100)	(100)	(2,500)	-	(1,500)	330,000	(15,300)
Deemed contribution from Manager	-	-	-	-	-	2,033	-
Distributions	(5,928)	(9,166)	(15,647)	(10,228)	(6,330)	(8,220)	(16,191)
Net income (loss)	(11,382)	(4,365)	(3,937)	5,369	(8,566)	(6,600)	(18,776)
Balance at December 31, 2023	$202,141	$97,930	$552,083	$86,419	$114,176	$317,214	$503,308

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Redondo	Regency	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond

Balance at January 1, 2023	180,868	(1,167)	426,237	436,550	90,883	328,483	-
Issuance of membership units, net of offering costs	(300)	164,047	(1,400)	(300)	-	(500)	-
Deemed contribution from Manager	-	-	-	-	-	-	2,682
Distributions	(6,765)	(8,949)	(13,048)	(15,238)	(4,026)	(13,634)	-
Net income (loss)	(17,407)	(2,582)	889	5,495	(7,085)	(434)	(8,836)
Balance at December 31, 2023	$156,396	$151,349	$412,678	$426,507	$79,773	$313,915	$(6,154)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Ridge	Ritter	River	Riverwalk	Rooney	Roseberry	Rosewood

Balance at January 1, 2023	83,550	506,679	100,942	402,648	107,342	109,042	83,715
Issuance of membership units, net of offering costs	-	(300)	(500)	(8,400)	(200)	(100)	-
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(4,576)	(11,609)	(8,131)	(11,738)	(4,685)	(6,872)	(3,260)
Net income (loss)	(8,753)	(25,916)	(9,266)	4,364	(7,410)	(3,749)	(4,408)
Balance at December 31, 2023	$70,221	$468,854	$83,045	$386,873	$95,046	$98,321	$76,048

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Roxy	Saddlebred	Saint	Sajni	Salem	Salinas	Saturn

Balance at January 1, 2023	101,734	143,605	120,330	-	109,633	-	76,128
Issuance of membership units, net of offering costs	(400)	-	-	323,100	-	251,086	(600)
Deemed contribution from Manager	-	-	-	1,424	-	948	-
Distributions	(3,727)	(5,341)	(7,243)	(12,607)	(8,253)	(8,425)	(3,000)
Net income (loss)	(7,974)	(16,931)	(3,584)	(8,128)	(6,758)	(30,883)	(7,498)
Balance at December 31, 2023	$89,633	$121,332	$109,504	$303,788	$94,622	$212,726	$65,030

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Scepter	Sequoyah	Shallowford	Shoreline	Sigma	Simon	Sims

Balance at January 1, 2023	83,236	146,901	200,450	97,216	122,373	-	-
Issuance of membership units, net of offering costs	(1,100)	-	(300)	(100)	-	315,180	299,872
Deemed contribution from Manager	-	-	-	-	-	2,221	1,053
Distributions	(3,370)	(6,562)	(7,790)	(6,354)	(6,307)	(7,165)	(6,491)
Net income (loss)	(7,993)	(19,998)	(10,785)	(17,079)	(8,282)	(8,179)	(9,127)
Balance at December 31, 2023	$70,772	$120,340	$181,574	$73,683	$107,785	$302,058	$285,308

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Soapstone	Sodalis	Spencer	Splash	Spring	Stonebriar	Sugar

Balance at January 1, 2023	84,806	291,596	106,749	91,827	253,852	66,437	115,048
Issuance of membership units, net of offering costs	-	(400)	-	-	(1,100)	-	(200)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(7,201)	(9,406)	(8,296)	(8,498)	(10,620)	(2,840)	(4,846)
Net income (loss)	2,740	(2,900)	(9,982)	(3,603)	1,566	(7,129)	(12,832)
Balance at December 31, 2023	$80,345	$278,889	$88,471	$79,726	$243,698	$56,469	$97,170

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Summerset	Sundance	Sunnyside	Swift	Taylor	Terracotta	Theodore

Balance at January 1, 2023	84,713	184,096	(900)	350,095	138,711	113,091	-
Issuance of membership units, net of offering costs	(100)	(200)	243,594	(500)	(100)	-	313,394
Deemed contribution from Manager	-	-	(556)	-	-	-	1,966
Distributions	(3,033)	(7,395)	(10,542)	(13,428)	(4,142)	(6,981)	(3,392)
Net income (loss)	(10,855)	(16,355)	3,012	5,151	(20,915)	(9,329)	(11,999)
Balance at December 31, 2023	$70,725	$160,145	$234,608	$341,318	$113,555	$96,781	$299,969

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Tulip	Tuscan	Tuscarora	Tuxford	Vernon	Walton	Wave

Balance at January 1, 2023	97,441	131,864	(900)	78,935	82,726	290,069	99,105
Issuance of membership units, net of offering costs	-	-	359,177	-	-	(2,100)	(3,500)
Deemed contribution from Manager	-	-	1,971	-	-	-	-
Distributions	(4,485)	(8,391)	(11,682)	(4,219)	(4,528)	(8,983)	(2,118)
Net income (loss)	(25,792)	2,165	(4,819)	(10,409)	(11,481)	(22,948)	(36,176)
Balance at December 31, 2023	$67,164	$125,639	$343,747	$64,308	$66,717	$256,038	$57,312

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Weldon	Wellington	Wentworth	Wescott	Westchester	Wildwood	Willow

Balance at January 1, 2023	72,614	425,944	83,990	138,760	151,038	120,130	304,187
Issuance of membership units, net of offering costs	-	(500)	(100)	(100)	(100)	(1,600)	(4,100)
Deemed contribution from Manager	-	-	-	-	-	-	-
Distributions	(2,960)	(16,506)	(8,495)	(4,440)	(9,957)	(4,841)	(12,169)
Net income (loss)	(2,942)	(1,951)	(3,600)	(13,271)	(18,598)	(248)	1,696
Balance at December 31, 2023	$66,712	$406,987	$71,795	$120,950	$122,383	$113,442	$289,615

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2023

	Wilson	Winchester	Windsor	Winston	Wisteria	Consolidated

Balance at January 1, 2023	400,541	-	124,688	351,670	102,274	39,057,501
Issuance of membership units, net of offering costs	(5,820)	292,056	(100)	(450)	(400)	14,634,904
Deemed contribution from Manager	-	185	-	-	-	87,627
Distributions	(16,460)	-	(10,069)	(14,867)	(4,597)	(1,875,741)
Net income (loss)	941	(14,362)	(5,720)	(2,254)	(9,454)	(2,268,052)
Balance at December 31, 2023	$379,202	$277,879	$108,799	$334,099	$87,823	$49,636,238

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Cash Flows from Operating Activities:
Net income (loss)	$(19,661)	$(984)	$9,419	$(1,605)	$6,844	$(6,653)	$(12,045)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	16,890	17,438	14,494	6,248	8,735	8,416	6,418
Amortization	-	-	-	-	-	75	116
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(75)	(60)	(65)	(343)	(527)	(1,681)	(1,276)
Due from (to) third party property managers	14,649	5,572	(2,668)	(3,843)	57	1,642	4,442
Increase (decrease) in liabilities
Accrued expenses	(6,195)	(929)	36	68	2,807	(575)	(488)
Tenant Deposits	(3,745)	-	-	1,745	250	(893)	(399)
Due to (from) related parties	(9,369)	(23,429)	(3,717)	15,750	20,225	(2,721)	(1,640)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(7,505)	(2,393)	17,500	18,019	38,392	(2,390)	(4,872)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	(12,420)
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	(12,420)

Cash flows from financing activities
Proceeds from operational notes, related party	-	17,900	-	-	-	6,900	20,000
Repayments of amounts due to related party	-	-	-	(245,056)	(342,264)	-	-
Net proceeds from the issuance of membership units	1,300	3,600	-	252,032	345,786	-	300
Redemption of membership units	(1,300)	(3,600)	-	-	-	-	(300)
Distributions	(7,823)	(16,055)	(17,337)	(13,465)	(20,695)	(3,948)	(1,533)
Net cash provided by (used in) financing activities	(7,823)	1,845	(17,337)	(6,489)	(17,174)	2,952	18,467
Net change in cash	(15,328)	(548)	163	11,530	21,218	563	1,176
Cash at beginning of year	29,547	5,396	10,509	546	4,872	3,401	518
Cash at end of year	$14,219	$4,848	$10,672	$12,076	$26,090	$3,964	$1,694

Cash paid for income taxes	$3,076	$3,089	$2,609	$2,370	$2,230	$1,691	$1,221
Cash paid for interest expenses	$-	$48	$-	$-	$-	$7,876	$7,848

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Cash Flows from Operating Activities:
Net income (loss)	$(6,670)	$3,966	$(11,048)	$(4,823)	$(5,605)	$14	$(15,525)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,009	8,150	7,990	9,047	8,461	8,215	8,268
Amortization	248	-	76	-	83	-	86
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,346)	(403)	(929)	(130)	(1,256)	(414)	(2,229)
Due from (to) third party property managers	3,193	2,604	5,148	2,315	(5,365)	(7,595)	5,162
Increase (decrease) in liabilities
Accrued expenses	(491)	(2,879)	(714)	(2,864)	(229)	2,988	(997)
Tenant Deposits	-	-	-	(200)	(798)	2,320	50
Due to (from) related parties	(4,892)	3,218	(2,850)	(1,204)	(3,766)	(486)	87
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(2,949)	14,657	(2,328)	2,140	(8,474)	5,042	(5,097)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	9,700	-	5,400	-	17,300	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	100	-	500	-	-	-	-
Redemption of membership units	(100)	-	(500)	-	-	-	-
Distributions	(2,832)	(16,010)	(2,422)	(11,934)	(4,058)	(17,500)	(2,654)
Net cash provided by (used in) financing activities	6,868	(16,010)	2,978	(11,934)	13,242	(17,500)	(2,654)
Net change in cash	3,919	(1,353)	650	(9,794)	4,768	(12,458)	(7,751)
Cash at beginning of year	1,362	20,996	2,956	16,728	317	25,175	14,176
Cash at end of year	$5,281	$19,643	$3,606	$6,934	$5,085	$12,717	$6,425

Cash paid for income taxes	$1,816	$3,581	$1,877	$3,930	$7,502	$1,824	$3,018
Cash paid for interest expenses	$8,721	$-	$7,957	$-	$8,187	$-	$9,577

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Cash Flows from Operating Activities:
Net income (loss)	$(11,962)	$126	$(7,194)	$(2,399)	$(28,695)	$(1,339)	$(535)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	16,005	5,569	7,050	7,527	7,695	8,412	12,084
Amortization	-	69	80	-	14	-	-
Credit loss expense (recovery)	-	(960)	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(244)	(887)	(1,183)	(156)	(1,854)	(424)	(164)
Due from (to) third party property managers	6,887	28	3,737	(10,221)	16,235	(5,157)	(700)
Increase (decrease) in liabilities
Accrued expenses	(773)	(439)	(1,156)	690	(1,919)	(3,269)	(1,398)
Tenant Deposits	450	100	-	50	(2,295)	1,945	154
Due to (from) related parties	(1,451)	(2,427)	(2,235)	(18,734)	4,521	6,888	(20,115)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	8,912	1,179	(902)	(23,243)	(6,298)	7,056	(10,674)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	9,700	10,000	21,700	-	-	23,600
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	540	-	100	500	-	-	-
Redemption of membership units	(540)	-	(100)	(500)	-	-	-
Distributions	(13,136)	(4,963)	(5,301)	(7,168)	(2,492)	(14,292)	(11,633)
Net cash provided by (used in) financing activities	(13,136)	4,737	4,699	14,532	(2,492)	(14,292)	11,967
Net change in cash	(4,224)	5,916	3,797	(8,711)	(8,790)	(7,236)	1,292
Cash at beginning of year	18,044	1,067	1,125	16,160	12,611	13,396	5,101
Cash at end of year	$13,820	$6,984	$4,921	$7,449	$3,820	$6,160	$6,393

Cash paid for income taxes	$6,664	$2,810	$8,803	$5,250	$7,727	$5,080	$5,677
Cash paid for interest expenses	$-	$6,183	$7,773	$59	$7,609	$-	$64

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Cash Flows from Operating Activities:
Net income (loss)	$6,610	$4,936	$(15,036)	$(495)	$(575)	$(1,698)	$(19,210)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,103	7,963	6,990	10,275	7,997	8,903	6,230
Amortization	-	-	-	-	725	-	130
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(212)	(58)	4	(297)	(44)	(18)	(1,374)
Due from (to) third party property managers	5,193	2,588	(2,034)	4,939	4,009	3,801	(870)
Increase (decrease) in liabilities
Accrued expenses	(2,977)	(2,741)	(2,359)	(2,475)	(1,114)	(3,308)	612
Tenant Deposits	-	250	-	-	-	-	(449)
Due to (from) related parties	(2,262)	(15)	(3,204)	(5,115)	14,288	(6,702)	(15,363)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	14,455	12,923	(15,639)	6,830	25,285	978	(30,294)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	7,400	-	-	10,700	35,200
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	2,100	-	-	-
Redemption of membership units	-	-	-	(2,100)	-	-	-
Distributions	(18,360)	(14,394)	(9,658)	(11,151)	(11,109)	(16,257)	(2,213)
Net cash provided by (used in) financing activities	(18,360)	(14,394)	(2,258)	(11,151)	(11,109)	(5,557)	32,987
Net change in cash	(3,905)	(1,472)	(17,897)	(4,322)	14,176	(4,578)	2,693
Cash at beginning of year	20,507	16,933	24,959	10,093	3,743	10,873	1,356
Cash at end of year	$16,602	$15,462	$7,063	$5,771	$17,919	$6,295	$4,049

Cash paid for income taxes	$3,553	$1,628	$2,114	$8,381	$2,518	$3,598	$1,634
Cash paid for interest expenses	$-	$-	$20	$-	$10,073	$29	$9,085

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Cawley

Cash Flows from Operating Activities:
Net income (loss)	$4,335	$(3,122)	$(17,894)	$(19,822)	$4,352	$(4,996)	$6,112
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,733	5,814	17,832	10,379	6,491	7,289	8,624
Amortization	-	415	-	88	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(349)	(42)	(83)	(2,572)	(265)	(23)	(469)
Due from (to) third party property managers	(3,508)	1,584	7,775	8,220	725	5,482	4,731
Increase (decrease) in liabilities
Accrued expenses	1,243	(574)	(1,983)	(880)	2,168	(2,020)	(2,665)
Tenant Deposits	1,995	-	(200)	-	-	(399)	-
Due to (from) related parties	499	(8,762)	(5,181)	(8,957)	433	(3,959)	(1,953)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	9,948	(4,686)	266	(13,544)	13,905	1,374	14,379

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	13,100	-	24,200	-	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	1,000	100	-	2,200	-
Redemption of membership units	-	-	(1,000)	(100)	-	(2,200)	-
Distributions	(15,063)	(4,286)	(7,733)	(4,999)	(16,447)	(10,265)	(18,689)
Net cash provided by (used in) financing activities	(15,063)	8,814	(7,733)	19,201	(16,447)	(10,265)	(18,689)
Net change in cash	(5,115)	4,128	(7,467)	5,657	(2,542)	(8,891)	(4,310)
Cash at beginning of year	21,004	171	12,564	222	22,562	16,603	21,791
Cash at end of year	$15,889	$4,299	$5,097	$5,879	$20,020	$7,713	$17,482

Cash paid for income taxes	$203	$1,251	$6,243	$6,344	$3,105	$1,943	$3,696
Cash paid for interest expenses	$-	$5,801	$-	$10,323	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook	Chitwood

Cash Flows from Operating Activities:
Net income (loss)	$56,841	$(736)	$(4,424)	$(12,490)	$6,088	$2,214	$3,762
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,875	5,399	8,468	10,190	10,258	9,903	10,510
Amortization	6,214	158	79	335	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	(80,846)	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(99)	(80)	(939)	(2,405)	(102)	(537)	(77)
Due from (to) third party property managers	6,355	(1,757)	4,138	2,706	(1,218)	(2,940)	4,179
Increase (decrease) in liabilities
Accrued expenses	(2,636)	(559)	(1,066)	(859)	(3,249)	(2,731)	(1,987)
Tenant Deposits	(1,895)	(1,305)	-	1,498	1,148	(100)	-
Due to (from) related parties	4,540	(2,992)	6,626	12,475	(2,460)	3,759	2,908
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(5,650)	(1,872)	12,881	11,448	10,465	9,569	19,296

Cash Flows from investing activities
Proceeds from sale of property	141,522	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	141,522	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	-	5,200	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	(118,300)	-	500	400	-	-	500
Redemption of membership units	-	-	(500)	(400)	-	-	(500)
Distributions	(26,659)	(7,210)	(6,922)	(5,657)	(19,979)	(15,300)	(17,727)
Net cash provided by (used in) financing activities	(144,959)	(7,210)	(6,922)	(5,657)	(19,979)	(10,100)	(17,727)
Net change in cash	(9,087)	(9,082)	5,959	5,791	(9,513)	(531)	1,569
Cash at beginning of year	9,087	18,793	2,782	4,291	28,234	7,395	12,399
Cash at end of year	$-	$9,712	$8,741	$10,082	$18,721	$6,864	$13,968

Cash paid for income taxes	$1,998	$2,084	$2,175	$3,281	$2,798	$3,599	$4,777
Cash paid for interest expenses	$14,115	$4,400	$8,429	$12,658	$-	$14	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$3,523	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Clover	Coatbridge	Collier	Collinston	Conway	Cove	Creekside

Cash Flows from Operating Activities:
Net income (loss)	$(5,725)	$(12,499)	$5,802	$(23,040)	$(5,943)	$(30,562)	$5,243
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,793	9,052	9,757	5,811	18,876	5,780	8,539
Amortization	-	84	-	59	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(143)	(1,162)	(92)	(1,191)	(51)	(127)	6
Due from (to) third party property managers	5,207	(1,220)	4,547	3,640	5,342	(478)	3,560
Increase (decrease) in liabilities
Accrued expenses	(2,427)	(825)	(1,199)	443	299	(3,063)	(2,117)
Tenant Deposits	100	(2,993)	-	(399)	395	100	-
Due to (from) related parties	(1,733)	(8,892)	(13,735)	(13,524)	(12,177)	(499)	(2,443)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	4,072	(18,455)	5,080	(28,200)	6,741	(28,849)	12,787

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	25,400	-	29,400	11,800	18,700	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	200	-	300	-	600	-	1,500
Redemption of membership units	(200)	-	(300)	-	(600)	-	(1,500)
Distributions	(12,647)	(2,801)	(13,724)	(848)	(15,845)	(1,971)	(16,501)
Net cash provided by (used in) financing activities	(12,647)	22,599	(13,724)	28,552	(4,045)	16,729	(16,501)
Net change in cash	(8,575)	4,144	(8,644)	352	2,696	(12,120)	(3,714)
Cash at beginning of year	12,229	223	13,986	650	4,086	14,802	14,662
Cash at end of year	$3,654	$4,367	$5,342	$1,002	$6,782	$2,682	$10,948

Cash paid for income taxes	$3,695	$8,259	$870	$2,173	$3,936	$2,917	$3,251
Cash paid for interest expenses	$-	$8,269	$-	$5,428	$32	$79	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson	Dawson

Cash Flows from Operating Activities:
Net income (loss)	$(6,134)	$(3,942)	$(2,751)	$(11,869)	$(1,264)	$(10,635)	$(10,298)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,944	8,118	6,550	10,025	8,276	5,818	7,235
Amortization	274	-	69	267	-	62	74
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,671)	(63)	(1,204)	(4,337)	(26)	(1,191)	(1,057)
Due from (to) third party property managers	1,433	2,655	(49)	(89)	3,635	(2,700)	3,996
Increase (decrease) in liabilities
Accrued expenses	(779)	(1,160)	(1,351)	(1,787)	(1,806)	(479)	(480)
Tenant Deposits	-	450	-	-	-	(311)	-
Due to (from) related parties	11,627	(4,021)	3,340	(4,128)	(7,861)	(4,473)	(16,228)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	12,693	2,038	4,604	(11,917)	954	(13,910)	(16,760)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	-	14,600	23,900
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	2,100	-	-	2,600	-	-
Redemption of membership units	-	(2,100)	-	-	(2,600)	-	-
Distributions	(4,193)	(13,412)	(8,625)	(4,552)	(13,115)	(1,932)	(3,333)
Net cash provided by (used in) financing activities	(4,193)	(13,412)	(8,625)	(4,552)	(13,115)	12,668	20,567
Net change in cash	8,499	(11,374)	(4,021)	(16,469)	(12,161)	(1,242)	3,807
Cash at beginning of year	901	21,941	12,632	20,606	18,365	2,931	-
Cash at end of year	$9,400	$10,567	$8,611	$4,137	$6,204	$1,690	$3,807

Cash paid for income taxes	$2,761	$2,252	$2,383	$4,285	$2,219	$2,234	$5,949
Cash paid for interest expenses	$9,863	$-	$5,998	$12,358	$-	$5,798	$6,903

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly	Dops

Cash Flows from Operating Activities:
Net income (loss)	$(44,466)	$(16,496)	$(7,557)	$(4,096)	$(11,119)	$(4,424)	$483
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	10,492	5,225	7,141	6,623	8,443	18,951	5,617
Amortization	82	65	77	-	77	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,988)	(1,347)	(2,003)	(50)	(1,755)	(56)	(21)
Due from (to) third party property managers	(13,888)	6,809	3,846	10,002	9,378	8,511	5,764
Increase (decrease) in liabilities
Accrued expenses	295	(830)	(16)	(881)	(1,284)	192	(2,852)
Tenant Deposits	2,195	(3,090)	-	(493)	(1,148)	(2,395)	(598)
Due to (from) related parties	(37,873)	(4,756)	(23,493)	(1,745)	(854)	(8,816)	(1,636)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(85,151)	(14,420)	(22,006)	9,360	1,738	11,963	6,758

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	(8,400)	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	(8,400)	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	95,700	18,500	28,300	-	6,300	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	350	-
Redemption of membership units	-	-	-	-	-	(350)	-
Distributions	(623)	(2,373)	(3,107)	(11,168)	(3,757)	(17,153)	(10,227)
Net cash provided by (used in) financing activities	95,077	16,127	25,193	(11,168)	2,543	(17,153)	(10,227)
Net change in cash	1,527	1,707	3,188	(1,808)	4,282	(5,189)	(3,469)
Cash at beginning of year	1,789	-	1,951	10,714	941	12,293	9,336
Cash at end of year	$3,316	$1,707	$5,138	$8,906	$5,223	$7,104	$5,867

Cash paid for income taxes	$4,802	$5,562	$2,795	$1,303	$7,803	$3,534	$1,425
Cash paid for interest expenses	$9,129	$5,722	$8,210	$-	$8,138	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Dorchester	Dunbar	Eagle	Eastfair	Eastwood	Elevation	Ella

Cash Flows from Operating Activities:
Net income (loss)	$(7,635)	$(15,230)	$(2,101)	$(8,977)	$(13,312)	$(36,240)	$1,740
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,454	11,622	7,891	5,912	8,757	10,113	7,174
Amortization	-	-	115	75	-	68	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(325)	(397)	(1,490)	(1,781)	(508)	(1,210)	(49)
Due from (to) third party property managers	6,724	(2,962)	(2,514)	(5,730)	(1,901)	(905)	4,430
Increase (decrease) in liabilities
Accrued expenses	(1,746)	(1,367)	(1,637)	(1,018)	2,420	(443)	(2,087)
Tenant Deposits	-	(501)	-	(1,641)	100	(2,095)	200
Due to (from) related parties	(934)	(29,412)	13,721	(118)	(1,758)	(21,637)	(7,459)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	5,538	(38,247)	13,985	(13,278)	(6,203)	(52,349)	3,949

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	41,000	-	17,500	-	55,100	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	500	200	1,000	100	-	100	100
Redemption of membership units	(500)	(200)	(1,000)	(100)	-	(100)	(100)
Distributions	(9,172)	(3,157)	(9,870)	(3,497)	(8,688)	(1,696)	(11,488)
Net cash provided by (used in) financing activities	(9,172)	37,843	(9,870)	14,003	(8,688)	53,404	(11,488)
Net change in cash	(3,634)	(403)	4,116	725	(14,891)	1,055	(7,539)
Cash at beginning of year	9,281	829	8,998	3,306	27,058	554	16,261
Cash at end of year	$5,646	$426	$13,114	$4,031	$12,167	$1,609	$8,722

Cash paid for income taxes	$9,730	$1,627	$1,482	$10,552	$1,905	$5,036	$2,171
Cash paid for interest expenses	$-	$111	$9,059	$7,057	$-	$8,184	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Ellen	Elm	Emporia	Ensenada	Falcon	Felix	Fenwick

Cash Flows from Operating Activities:
Net income (loss)	$10,157	$(2,489)	$(8,294)	$(33,627)	$(5,070)	$1,278	$(5,508)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,807	4,600	9,666	13,332	7,907	8,201	8,240
Amortization	-	52	86	123	115	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(384)	(1,060)	(2,146)	(3,606)	(1,490)	(288)	(434)
Due from (to) third party property managers	(578)	(3,732)	1,458	6,557	(1,914)	4,953	4,439
Increase (decrease) in liabilities
Accrued expenses	(881)	(29)	(745)	(4,594)	(2,177)	(3,731)	(3,609)
Tenant Deposits	-	-	-	(100)	395	-	(245)
Due to (from) related parties	3,939	(3,462)	(5,340)	49	5,626	(6,188)	(4,850)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	19,061	(6,122)	(5,314)	(21,866)	3,392	4,224	(1,966)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	12,400	15,700	10,700	-	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	600	-	-
Redemption of membership units	-	-	-	-	(600)	-	-
Distributions	(15,216)	(3,834)	(5,532)	(2,380)	(7,821)	(13,644)	(11,642)
Net cash provided by (used in) financing activities	(15,216)	8,566	10,168	8,320	(7,821)	(13,644)	(11,642)
Net change in cash	3,845	2,444	4,854	(13,546)	(4,430)	(9,420)	(13,608)
Cash at beginning of year	18,340	1,155	333	19,001	13,791	16,615	20,374
Cash at end of year	$22,186	$3,599	$5,187	$5,455	$9,362	$7,195	$6,766

Cash paid for income taxes	$1,429	$3,587	$5,233	$5,320	$1,472	$2,314	$3,057
Cash paid for interest expenses	$-	$5,046	$9,623	$15,342	$9,059	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Fletcher	Folly	Forest	Foster	Franklin	Gardens	General

Cash Flows from Operating Activities:
Net income (loss)	$7,704	$(2,244)	$(17,551)	$6,141	$(369)	$(4,760)	$7,767
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,824	10,253	12,141	8,614	9,246	7,172	8,684
Amortization	-	-	82	-	-	59	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	4,304	-
Prepaid expenses	(150)	(128)	(2,007)	(83)	(461)	(42)	(402)
Due from (to) third party property managers	735	4,594	(15,030)	4,639	605	(948)	(4,576)
Increase (decrease) in liabilities
Accrued expenses	(208)	(1,973)	962	(3,158)	1,399	(578)	(2,391)
Tenant Deposits	-	-	(150)	-	500	(274)	-
Due to (from) related parties	(3,470)	(10,576)	(30,437)	(2,050)	3,952	(9,800)	3,264
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	9,435	(75)	(51,990)	14,102	14,872	(4,867)	12,347

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	6,600	60,400	-	-	11,000	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	400	-	-	-	-	-
Redemption of membership units	-	(400)	-	-	-	-	-
Distributions	(12,325)	(9,345)	(2,613)	(20,937)	(15,435)	(4,929)	(18,989)
Net cash provided by (used in) financing activities	(12,325)	(2,745)	57,787	(20,937)	(15,435)	6,071	(18,989)
Net change in cash	(2,891)	(2,820)	5,797	(6,835)	(563)	1,204	(6,642)
Cash at beginning of year	19,609	9,718	972	29,623	12,417	2,979	16,134
Cash at end of year	$16,718	$6,899	$6,769	$22,788	$11,854	$4,183	$9,492

Cash paid for income taxes	$49	$7,414	$5,421	$4,842	$3,380	$816	$4,888
Cash paid for interest expenses	$-	$18	$10,767	$-	$-	$6,573	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Goose	Grant	Greenhill	Gretal	Grove	Hadden	Hansard

Cash Flows from Operating Activities:
Net income (loss)	$(1,905)	$(3,634)	$(5,479)	$5,065	$(13,754)	$(7,535)	$8,085
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,356	8,902	8,969	12,411	8,803	6,053	8,339
Amortization	109	90	82	-	64	61	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,397)	(2,233)	(1,990)	(71)	(1,525)	(1,293)	(242)
Due from (to) third party property managers	(647)	7,386	8,839	4,702	3,289	7,810	4,152
Increase (decrease) in liabilities
Accrued expenses	(1,568)	(790)	(1,029)	(1,377)	(497)	(1,608)	(3,002)
Tenant Deposits	(55)	-	-	-	-	-	-
Due to (from) related parties	5,608	(2,000)	1,186	(3,769)	(4,541)	(1,501)	(1,627)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	7,501	7,721	10,578	16,961	(8,160)	1,987	15,706

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	11,100	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	250	-	-	-	(76)	500	100
Redemption of membership units	(250)	-	-	-	-	(500)	(100)
Distributions	(8,771)	(7,893)	(6,498)	(20,350)	(1,297)	(4,452)	(19,822)
Net cash provided by (used in) financing activities	(8,771)	(7,893)	(6,498)	(20,350)	9,728	(4,452)	(19,822)
Net change in cash	(1,270)	(173)	4,081	(3,389)	1,567	(2,465)	(4,116)
Cash at beginning of year	12,548	7,131	1,823	21,406	436	6,140	23,034
Cash at end of year	$11,278	$6,958	$5,904	$18,017	$2,003	$3,675	$18,918

Cash paid for income taxes	$2,672	$4,362	$8,136	$1,985	$3,000	$4,291	$2,516
Cash paid for interest expenses	$8,440	$10,126	$8,909	$-	$7,576	$5,622	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Hansel	Hargrave	Harrison	Henry	Heritage	Heron	Highland

Cash Flows from Operating Activities:
Net income (loss)	$(20,608)	$(11,728)	$(8,420)	$(26,122)	$(10,155)	$(14,874)	$3,276
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	11,127	6,423	12,591	11,823	9,012	8,948	7,884
Amortization	160	-	401	-	76	74	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(2,588)	(265)	(2,558)	(214)	(1,760)	(1,870)	(163)
Due from (to) third party property managers	3,269	(3,489)	6,164	(139)	89	8,164	6,511
Increase (decrease) in liabilities
Accrued expenses	(1,710)	2,045	(884)	1,121	(911)	(961)	(2,079)
Tenant Deposits	908	3,190	(100)	(55)	-	-	(2,843)
Due to (from) related parties	(11,287)	19,963	9,872	(27,173)	(29,298)	914	(5,631)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(20,729)	16,139	17,066	(40,758)	(32,947)	395	6,956

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	16,200	-	-	49,500	19,300	7,100	-
Repayments of amounts due to related party	-	(253,390)	-	-	-	-	-
Net proceeds from the issuance of membership units	-	259,629	1,950	1,400	-	-	500
Redemption of membership units	-	-	(1,950)	(1,400)	-	-	(500)
Distributions	(3,793)	(10,393)	(9,225)	(6,349)	(2,899)	(1,714)	(9,854)
Net cash provided by (used in) financing activities	12,407	(4,154)	(9,225)	43,151	16,401	5,386	(9,854)
Net change in cash	(8,322)	11,985	7,841	2,393	(16,546)	5,781	(2,898)
Cash at beginning of year	12,324	461	6,309	2,683	23,848	330	8,230
Cash at end of year	$4,001	$12,446	$14,150	$5,077	$7,302	$6,112	$5,332

Cash paid for income taxes	$1,400	$3,429	$1,836	$6,104	$4,096	$5,023	$4,468
Cash paid for interest expenses	$13,586	$-	$15,639	$340	$9,770	$9,636	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Hines	Hobbes	Holcomb	Holland	Hollandaise	Holloway	Inglewood

Cash Flows from Operating Activities:
Net income (loss)	$(8,806)	$(8,682)	$(647)	$(4,175)	$(27,167)	$(7,790)	$(2,970)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,810	6,432	9,754	5,818	10,056	9,344	18,721
Amortization	-	-	-	62	89	99	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(22)	(265)	(463)	(1,191)	(2,361)	(1,610)	(76)
Due from (to) third party property managers	3,750	(4,272)	(256)	3,036	8,005	6,811	7,343
Increase (decrease) in liabilities
Accrued expenses	(1,565)	2,346	(924)	(469)	(867)	(1,250)	(1,370)
Tenant Deposits	-	2,393	-	-	(400)	-	(200)
Due to (from) related parties	(3,338)	2,118	(10,128)	2,087	1,436	(2,542)	(5,267)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(1,170)	69	(2,664)	5,168	(11,208)	3,061	16,180

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	13,200	9,900	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	500	-	-	-	400	-	1,050
Redemption of membership units	(500)	-	-	-	(400)	-	(1,050)
Distributions	(5,541)	(11,549)	(14,591)	(2,678)	(3,840)	(6,713)	(18,828)
Net cash provided by (used in) financing activities	(5,541)	(11,549)	(14,591)	(2,678)	9,360	3,187	(18,828)
Net change in cash	(6,712)	(11,481)	(17,255)	2,490	(1,849)	6,248	(2,648)
Cash at beginning of year	6,818	22,214	30,016	350	5,398	38	12,751
Cash at end of year	$106	$10,734	$12,761	$2,840	$3,549	$6,286	$10,103

Cash paid for income taxes	$2,015	$1,913	$6,211	$2,256	$1,786	$8,463	$4,058
Cash paid for interest expenses	$-	$-	$-	$5,758	$10,025	$10,347	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Irene	Jack	Jake	Jefferson	Jill	Johnny	June

Cash Flows from Operating Activities:
Net income (loss)	$8,021	$(22,768)	$(16,373)	$10,280	$(9,306)	$(5,148)	$(13,968)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,824	12,754	16,186	7,555	10,983	16,094	16,094
Amortization	-	97	-	-	358	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(277)	(2,636)	(84)	(112)	(2,582)	(72)	(72)
Due from (to) third party property managers	(1,914)	5,646	289	4,115	4,443	8,047	10,231
Increase (decrease) in liabilities
Accrued expenses	799	(1,222)	(2,902)	(2,818)	(1,412)	(1,776)	(2,131)
Tenant Deposits	-	148	100	-	-	(800)	(600)
Due to (from) related parties	(1,790)	(3,552)	(3,969)	(515)	9,019	(50,628)	(21,133)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	9,663	(11,533)	(6,753)	18,504	11,504	(34,283)	(11,579)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	9,600	14,800	-	-	19,200	9,300
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	1,000	-	-	2,000	500
Redemption of membership units	-	-	(1,000)	-	-	(2,000)	(500)
Distributions	(13,936)	(2,055)	(8,735)	(18,822)	(8,420)	(10,862)	(5,841)
Net cash provided by (used in) financing activities	(13,936)	7,545	6,065	(18,822)	(8,420)	8,338	3,459
Net change in cash	(4,273)	(3,989)	(688)	(318)	3,084	(25,945)	(8,120)
Cash at beginning of year	22,155	5,559	6,324	17,923	4,740	33,784	13,071
Cash at end of year	$17,882	$1,571	$5,636	$17,605	$7,824	$7,839	$4,951

Cash paid for income taxes	$14	$1,697	$7,518	$1,723	$1,418	$3,230	$3,230
Cash paid for interest expenses	$-	$12,795	$40	$-	$13,696	$52	$25

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn	Kessler	Kingsley

Cash Flows from Operating Activities:
Net income (loss)	$(7,101)	$(4,371)	$(5,254)	$(18,363)	$(24,022)	$(16,481)	$(12,919)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,811	7,572	11,673	18,951	9,371	8,212	8,580
Amortization	60	73	-	-	88	221	96
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,213)	(1,725)	(159)	(67)	(1,958)	(1,357)	(246)
Due from (to) third party property managers	5,408	4,846	2,499	5,998	1,786	6,391	6,968
Increase (decrease) in liabilities
Accrued expenses	(260)	(649)	(1,425)	(51)	(532)	628	(1,083)
Tenant Deposits	(319)	-	100	250	(374)	(1,595)	-
Due to (from) related parties	(3,861)	7,068	(13,427)	(5,725)	(13,996)	6,533	(4,826)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(1,475)	12,813	(5,993)	993	(29,636)	2,552	(3,429)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	6,900	-	-	-	23,600	-	15,600
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	1,100	2,850	2,500	100	-
Redemption of membership units	-	-	(1,100)	(2,850)	(2,500)	(100)	-
Distributions	(2,636)	(6,004)	(11,882)	(9,491)	(2,120)	(1,741)	(4,190)
Net cash provided by (used in) financing activities	4,264	(6,004)	(11,882)	(9,491)	21,480	(1,741)	11,410
Net change in cash	2,789	6,810	(17,875)	(8,499)	(8,157)	812	7,981
Cash at beginning of year	4,172	2,520	28,570	15,768	10,143	1,471	-
Cash at end of year	$6,961	$9,329	$10,695	$7,269	$1,987	$2,283	$7,981

Cash paid for income taxes	$2,313	$1,501	$4,817	$3,862	$3,131	$1,568	$10,784
Cash paid for interest expenses	$6,542	$7,532	$-	$-	$9,374	$8,734	$10,082

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Kirkwood	Korin	Lallie	Lanier	Lannister	Latte	Lennox

Cash Flows from Operating Activities:
Net income (loss)	$(5,989)	$6,709	$(21,796)	$(17,189)	$(16,549)	$(5,583)	$(9,117)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,538	7,646	12,405	11,412	6,054	10,022	5,956
Amortization	71	-	105	91	102	-	72
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,649)	(47)	(3,003)	(2,205)	(1,117)	(213)	(948)
Due from (to) third party property managers	406	3,904	(6,756)	(204)	2,855	12,490	1,474
Increase (decrease) in liabilities
Accrued expenses	(732)	(2,233)	318	(1,153)	(263)	(2,431)	(986)
Tenant Deposits	-	-	2,295	(2,295)	(548)	(3,293)	100
Due to (from) related parties	(1,312)	(4,917)	(33,892)	(658)	(7,117)	(636)	(2,188)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(1,669)	11,061	(50,324)	(12,200)	(16,583)	10,357	(5,638)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	(7,069)	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	(7,069)	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	9,700	-	57,200	11,800	18,700	-	9,700
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	-	-	-	-
Distributions	(3,178)	(17,601)	(1,490)	(3,250)	(1,410)	(11,554)	(4,619)
Net cash provided by (used in) financing activities	6,522	(17,601)	55,710	8,550	17,290	(11,554)	5,081
Net change in cash	(2,216)	(6,540)	5,386	(3,650)	707	(1,197)	(557)
Cash at beginning of year	3,527	21,973	515	10,134	797	9,117	4,237
Cash at end of year	$1,311	$15,433	$5,901	$6,484	$1,504	$7,920	$3,680

Cash paid for income taxes	$1,691	$3,463	$9,364	$3,663	$1,290	$5,240	$5,235
Cash paid for interest expenses	$8,742	$-	$11,383	$12,658	$7,227	$-	$6,561

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Lierly	Lily	Limestone	Litton	Longwoods	Lookout	Loretta

Cash Flows from Operating Activities:
Net income (loss)	$(559)	$(14,582)	$(25,317)	$(11,725)	$(994)	$2,091	$(1,607)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,864	14,986	8,046	8,826	7,404	9,483	18,861
Amortization	192	103	76	800	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(119)	(3,586)	(1,805)	(104)	(723)	(50)	(61)
Due from (to) third party property managers	(949)	4,573	(5,615)	4,323	2,002	6,671	8,923
Increase (decrease) in liabilities
Accrued expenses	(1,142)	(1,936)	779	207	(1,857)	(1,123)	(2,272)
Tenant Deposits	-	-	(1,198)	100	-	100	(3,445)
Due to (from) related parties	(2,961)	(58,060)	9,982	10,780	(259)	(879)	(9,226)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	326	(58,503)	(15,052)	13,207	5,572	16,294	11,173

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	64,000	21,400	-	-	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	100	-	200	8,700
Redemption of membership units	-	-	-	(100)	-	(200)	(8,700)
Distributions	(9,154)	(3,391)	(2,180)	(9,117)	(14,201)	(13,351)	(14,953)
Net cash provided by (used in) financing activities	(9,154)	60,609	19,220	(9,117)	(14,201)	(13,351)	(14,953)
Net change in cash	(8,827)	2,106	4,169	4,090	(8,629)	2,943	(3,780)
Cash at beginning of year	21,077	5,397	1,897	9,012	21,591	9,326	10,811
Cash at end of year	$12,250	$7,504	$6,065	$13,102	$12,962	$12,269	$7,031

Cash paid for income taxes	$2,625	$3,244	$7,436	$939	$5,295	$1,309	$3,936
Cash paid for interest expenses	$5,524	$12,347	$8,000	$11,112	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Louis	Louise	Lovejoy	Luna	Lurleen	Madison	Mae

Cash Flows from Operating Activities:
Net income (loss)	$6,452	$(8,078)	$(5,082)	$(10,065)	$(4,982)	$(2,668)	$(606)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,401	7,578	8,089	5,912	6,190	5,655	9,728
Amortization	-	71	76	75	550	93	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(324)	(1,600)	(1,752)	(1,005)	(273)	(1,360)	(194)
Due from (to) third party property managers	1,997	4,750	(892)	(5,597)	(5,170)	(5,601)	10,186
Increase (decrease) in liabilities
Accrued expenses	(2,044)	(1,314)	(575)	(768)	(1,148)	(615)	(2,259)
Tenant Deposits	-	(474)	-	145	-	725	-
Due to (from) related parties	(2,050)	816	(2,784)	(2,183)	5,686	(6,356)	(3,996)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	11,432	1,749	(2,919)	(13,487)	852	(10,127)	12,860

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	12,300	17,800	7,100	15,900	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	500	-	-	-	400
Redemption of membership units	-	-	(500)	-	-	-	(400)
Distributions	(16,431)	(5,068)	(5,688)	(2,908)	(6,269)	(2,953)	(15,872)
Net cash provided by (used in) financing activities	(16,431)	(5,068)	6,612	14,892	831	12,947	(15,872)
Net change in cash	(4,998)	(3,319)	3,692	1,405	1,683	2,820	(3,012)
Cash at beginning of year	23,129	7,859	977	2,813	109	2,797	13,420
Cash at end of year	$18,130	$4,541	$4,669	$4,217	$1,792	$5,617	$10,408

Cash paid for income taxes	$2,935	$1,886	$4,189	$6,321	$2,514	$1,372	$7,709
Cash paid for interest expenses	$-	$8,033	$8,057	$7,061	$8,900	$6,286	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Magnolia	Malbec	Mammoth	Marcelo	Marie	Marietta	Marion

Cash Flows from Operating Activities:
Net income (loss)	$(17,856)	$367	$(37,129)	$3,247	$13,300	$(19,973)	$(1,663)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,308	8,776	9,371	7,822	8,794	8,316	9,039
Amortization	142	134	84	-	-	284	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,524)	(1,919)	(2,476)	(42)	(178)	(1,993)	(927)
Due from (to) third party property managers	(418)	(8,046)	(10,555)	3,322	4,971	(2,695)	817
Increase (decrease) in liabilities
Accrued expenses	(797)	(1,302)	390	(2,327)	(4,357)	(1,525)	(4,930)
Tenant Deposits	1,495	100	-	-	-	100	500
Due to (from) related parties	(29,347)	596	(5,620)	(4,891)	(554)	3,603	(2,546)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(39,997)	(1,293)	(45,935)	7,131	21,977	(13,882)	291

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	(5,564)
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	(5,564)

Cash flows from financing activities
Proceeds from operational notes, related party	23,800	-	44,300	-	-	18,900	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	1,000	100	-	-	-	-	-
Redemption of membership units	(1,000)	(100)	-	-	-	-	-
Distributions	(1,601)	(6,477)	(864)	(14,960)	(23,434)	(1,612)	(12,410)
Net cash provided by (used in) financing activities	22,199	(6,477)	43,436	(14,960)	(23,434)	17,288	(12,410)
Net change in cash	(17,799)	(7,770)	(2,498)	(7,829)	(1,457)	3,406	(17,683)
Cash at beginning of year	24,684	13,690	5,883	15,306	22,860	1,099	21,583
Cash at end of year	$6,885	$5,920	$3,385	$7,477	$21,404	$4,505	$3,900

Cash paid for income taxes	$2,879	$3,252	$5,163	$2,976	$995	$5,763	$2,954
Cash paid for interest expenses	$10,050	$9,781	$11,509	$-	$-	$10,413	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Marple	Martell	Mary	Matchingham	McGregor	McLovin	Meadow

Cash Flows from Operating Activities:
Net income (loss)	$(6,939)	$(5,751)	$9,682	$(2,249)	$215	$(8,515)	$(10,327)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,824	7,144	7,465	5,825	8,264	12,438	8,820
Amortization	-	-	-	62	-	117	79
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(55)	(336)	(403)	(1,272)	(267)	(3,466)	(1,780)
Due from (to) third party property managers	5,120	(5,081)	3,790	4,587	3,246	5,884	6,668
Increase (decrease) in liabilities
Accrued expenses	(3,447)	(1,771)	(2,582)	(963)	(588)	(5,272)	(931)
Tenant Deposits	(2,093)	1,945	-	-	-	-	-
Due to (from) related parties	454	3,950	400	(787)	(730)	(249)	4,384
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(2,136)	99	18,351	5,203	10,141	936	6,912

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	-	8,300	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	300	-	-	-	-	-
Redemption of membership units	-	(300)	-	-	-	-	-
Distributions	(7,151)	(10,714)	(18,034)	(7,359)	(12,998)	(7,550)	(4,330)
Net cash provided by (used in) financing activities	(7,151)	(10,714)	(18,034)	(7,359)	(12,998)	750	(4,330)
Net change in cash	(9,287)	(10,615)	316	(2,156)	(2,858)	1,685	2,581
Cash at beginning of year	13,821	14,172	15,677	8,340	9,748	4,318	1,014
Cash at end of year	$4,534	$3,557	$15,993	$6,184	$6,890	$6,004	$3,595

Cash paid for income taxes	$67	$3,173	$1,822	$7,337	$2,323	$6,965	$2,476
Cash paid for interest expenses	$-	$-	$-	$5,733	$-	$14,380	$8,406

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Mimosa	Mojave	Murphy	Mycroft	Nugget	Odessa	Olive

Cash Flows from Operating Activities:
Net income (loss)	$(10,904)	$(3,557)	$(14,490)	$7,162	$(1,965)	$(11,002)	$(6,300)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,908	7,049	8,171	4,933	15,387	14,664	7,377
Amortization	537	133	75	-	-	119	67
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(48)	(1,236)	(1,761)	(78)	(153)	(3,348)	(1,392)
Due from (to) third party property managers	7,448	(2,049)	7,483	2,310	5,643	(2,361)	(3,460)
Increase (decrease) in liabilities
Accrued expenses	(855)	(1,023)	(1,608)	(2,233)	(2,457)	(3,755)	(581)
Tenant Deposits	-	599	(300)	250	-	(798)	-
Due to (from) related parties	4,973	(2,343)	1,607	(1,400)	(7,727)	(17,060)	(4,686)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	7,060	(2,427)	(823)	10,943	8,728	(23,540)	(8,976)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	-	35,100	19,000
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	200	2,500	100	-
Redemption of membership units	-	-	-	(200)	(2,500)	(100)	-
Distributions	(7,015)	(5,989)	(3,197)	(12,483)	(17,250)	(6,146)	(6,116)
Net cash provided by (used in) financing activities	(7,015)	(5,989)	(3,197)	(12,483)	(17,250)	28,954	12,884
Net change in cash	44	(8,416)	(4,020)	(1,540)	(8,522)	5,414	3,908
Cash at beginning of year	2,442	10,626	8,272	15,368	15,822	647	306
Cash at end of year	$2,486	$2,210	$4,252	$13,827	$7,300	$6,061	$4,215

Cash paid for income taxes	$1,150	$2,389	$7,551	$131	$7,008	$5,198	$6,733
Cash paid for interest expenses	$8,252	$6,480	$8,107	$-	$-	$14,726	$5,951

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Oly	Onyx	Oscar	Osceola	Osprey	Otoro	Palmer

Cash Flows from Operating Activities:
Net income (loss)	$(13,645)	$2,657	$3,767	$(3,638)	$(13,327)	$(42,878)	$(1,916)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	12,529	12,016	8,036	7,701	10,980	12,169	9,172
Amortization	114	-	-	-	-	94	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(3,353)	(522)	(288)	(1,711)	(269)	(2,424)	(439)
Due from (to) third party property managers	5,193	(12)	(28,546)	(1,853)	13,934	2,026	(5,056)
Increase (decrease) in liabilities
Accrued expenses	(3,907)	(2,547)	(4,754)	(4,569)	(1,744)	656	(2,751)
Tenant Deposits	200	-	3,390	(1)	(2,295)	2,319	1,895
Due to (from) related parties	3,222	(3,150)	(10,348)	(3,064)	(182)	(49,120)	(2,461)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	353	8,443	(28,743)	(7,135)	7,098	(77,159)	(1,556)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	7,000	-	78,700	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	100	680	-
Redemption of membership units	-	-	-	-	(100)	(680)	-
Distributions	(5,305)	(16,409)	(12,806)	(9,947)	(10,436)	(2,053)	(14,474)
Net cash provided by (used in) financing activities	(5,305)	(16,409)	(12,806)	(2,947)	(10,436)	76,647	(14,474)
Net change in cash	(4,952)	(7,967)	(41,549)	(10,082)	(3,338)	(512)	(16,030)
Cash at beginning of year	12,870	13,900	44,726	16,995	12,831	1,822	22,375
Cash at end of year	$7,918	$5,934	$3,177	$6,913	$9,493	$1,310	$6,345

Cash paid for income taxes	$4,901	$3,153	$2,314	$5,114	$9,047	$5,912	$3,349
Cash paid for interest expenses	$14,382	$-	$-	$19	$-	$10,940	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Patrick	Peanut	Pearl	Pecan	Peterson	Piedmont	Pinot

Cash Flows from Operating Activities:
Net income (loss)	$(4,230)	$(2,363)	$146	$1,966	$5,222	$(14,240)	$(2,838)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,036	5,929	14,997	5,725	6,208	10,544	8,859
Amortization	66	62	-	68	-	345	136
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(80)	(1,274)	(26)	(95)	(343)	(3,079)	(1,835)
Due from (to) third party property managers	(486)	6,544	(6,095)	1,098	(3,512)	5,392	(5,375)
Increase (decrease) in liabilities
Accrued expenses	(241)	(505)	(2,666)	(1,099)	214	(1,046)	(1,381)
Tenant Deposits	20	-	150	(1,863)	-	-	200
Due to (from) related parties	858	2,592	(4,796)	(2,814)	2,748	14,062	(585)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	2,943	10,984	1,710	2,985	10,536	11,977	(2,819)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	-	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	300	1,000	-	-	-	-
Redemption of membership units	-	(300)	(1,000)	-	-	-	-
Distributions	(5,258)	(4,329)	(19,419)	(9,739)	(15,019)	(5,411)	(6,166)
Net cash provided by (used in) financing activities	(5,258)	(4,329)	(19,419)	(9,739)	(15,019)	(5,411)	(6,166)
Net change in cash	(2,315)	6,655	(17,709)	(6,754)	(4,483)	6,566	(8,985)
Cash at beginning of year	8,850	167	24,130	18,851	21,117	3,086	16,588
Cash at end of year	$6,535	$6,822	$6,421	$12,097	$16,634	$9,652	$7,603

Cash paid for income taxes	$2,074	$934	$2,944	$2,236	$2,370	$5,394	$3,265
Cash paid for interest expenses	$4,471	$7,044	$-	$4,657	$-	$13,098	$9,882

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Pioneer	Plumtree	Point	Porthos	Quincy	Redondo	Regency

Cash Flows from Operating Activities:
Net income (loss)	$(10,017)	$(2,655)	$(24,445)	$1,460	$2,430	$(21,351)	$(5,917)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	16,234	5,535	10,500	8,295	15,029	8,616	7,586
Amortization	-	164	92	-	-	788	687
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(5)	(72)	(2,499)	(746)	(137)	(71)	(164)
Due from (to) third party property managers	6,018	104	6,191	1,911	3,595	8,542	4,334
Increase (decrease) in liabilities
Accrued expenses	(980)	(1,442)	(830)	(3,105)	(1,242)	(536)	(596)
Tenant Deposits	-	(1,450)	(200)	-	800	448	-
Due to (from) related parties	(1,047)	(3,707)	(1,965)	(3,049)	(26,964)	10,184	9,970
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	10,204	(3,522)	(13,157)	4,767	(6,488)	6,619	15,900

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	11,100	-	20,800	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	100	-	-	-	3,750	-	-
Redemption of membership units	(100)	-	-	-	(3,750)	-	-
Distributions	(10,161)	(10,239)	(2,655)	(18,293)	(13,812)	(3,425)	(10,229)
Net cash provided by (used in) financing activities	(10,161)	(10,239)	8,445	(18,293)	6,988	(3,425)	(10,229)
Net change in cash	43	(13,761)	(4,712)	(13,526)	500	3,194	5,671
Cash at beginning of year	7,950	23,770	8,937	28,240	6,547	1,352	8,982
Cash at end of year	$7,993	$10,009	$4,225	$14,714	$7,047	$4,546	$14,652

Cash paid for income taxes	$6,024	$2,175	$2,806	$5,919	$5,081	$4,576	$4,216
Cash paid for interest expenses	$-	$6,044	$12,840	$-	$56	$12,090	$11,100

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond	Ridge	Ritter

Cash Flows from Operating Activities:
Net income (loss)	$(19,293)	$225	$(12,621)	$4,619	$(8,039)	$(4,857)	$(9,982)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	13,991	11,810	8,791	8,642	10,463	5,983	13,864
Amortization	-	-	81	-	-	72	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(345)	(173)	(1,868)	2	(497)	(1,348)	(144)
Due from (to) third party property managers	9,042	(150)	13,017	3,504	(4,400)	8,495	760
Increase (decrease) in liabilities
Accrued expenses	12,515	(1,981)	(737)	(2,158)	1,604	(921)	2,477
Tenant Deposits	(4,293)	-	-	-	748	-	(1,005)
Due to (from) related parties	(26,130)	(10,529)	(9,226)	(4,658)	28,467	953	(9,959)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(14,512)	(798)	(2,564)	9,952	28,347	8,377	(3,989)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	(18,669)	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	(18,669)	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	31,000	-	12,000	-	-	-	17,200
Repayments of amounts due to related party	-	-	-	-	(410,659)	-	-
Net proceeds from the issuance of membership units	2,450	500	-	1,200	414,717	-	1,000
Redemption of membership units	(2,450)	(500)	-	(1,200)	-	-	(1,000)
Distributions	(6,460)	(17,193)	(2,498)	(15,616)	(18,450)	(5,210)	(11,881)
Net cash provided by (used in) financing activities	24,540	(17,193)	9,502	(15,616)	(14,392)	(5,210)	5,319
Net change in cash	(8,640)	(17,991)	6,938	(5,664)	13,955	3,167	1,330
Cash at beginning of year	12,317	34,185	287	19,245	2,672	1,258	6,086
Cash at end of year	$3,677	$16,194	$7,225	$13,581	$16,627	$4,424	$7,416

Cash paid for income taxes	$6,275	$6,290	$2,641	$2,751	$4,827	$6,323	$2,815
Cash paid for interest expenses	$84	$-	$8,793	$-	$-	$6,565	$47

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	River	Riverwalk	Rooney	Roseberry	Rosewood	Roxy	Saddlebred

Cash Flows from Operating Activities:
Net income (loss)	$(2,497)	$(3,126)	$(4,204)	$(2,715)	$(5,001)	$(6,637)	$(11,993)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,323	10,855	8,844	9,026	7,438	8,958	15,278
Amortization	68	-	90	78	72	80	108
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	(2,753)
Prepaid expenses	(1,192)	(83)	(2,004)	(3,617)	(1,563)	(2,613)	(2,442)
Due from (to) third party property managers	(1,037)	8,041	4,039	4,792	4,560	3,810	4,424
Increase (decrease) in liabilities
Accrued expenses	(1,260)	2,638	(235)	(1,557)	(240)	(267)	(2,650)
Tenant Deposits	-	(798)	-	-	-	-	-
Due to (from) related parties	464	(3,004)	(7,334)	(5,344)	(2,458)	(11,759)	(19,333)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	1,868	14,524	(805)	663	2,808	(8,427)	(19,362)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	9,400	5,700	5,100	15,200	23,400
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	100	200	-	-	-	-	100
Redemption of membership units	(100)	(200)	-	-	-	-	(100)
Distributions	(6,185)	(11,830)	(4,951)	(6,170)	(3,453)	(4,483)	(5,636)
Net cash provided by (used in) financing activities	(6,185)	(11,830)	4,449	(470)	1,647	10,717	17,764
Net change in cash	(4,317)	2,694	3,645	192	4,455	2,290	(1,598)
Cash at beginning of year	8,965	11,665	3,987	2,190	2,222	4,069	9,534
Cash at end of year	$4,648	$14,359	$7,631	$2,382	$6,677	$6,359	$7,936

Cash paid for income taxes	$4,662	$1,598	$2,284	$3,892	$1,621	$2,315	$3,778
Cash paid for interest expenses	$8,035	$-	$10,151	$9,863	$9,063	$10,595	$13,056

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Saint	Sajni	Salem	Salinas	Saturn	Scepter	Sequoyah

Cash Flows from Operating Activities:
Net income (loss)	$677	$543	$(15,256)	$4,085	$(11,886)	$(4,110)	$(19,493)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,582	11,077	8,775	8,078	7,264	6,475	7,305
Amortization	78	-	137	-	60	72	620
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(2,054)	(912)	(1,919)	(37)	(1,187)	(1,709)	(36)
Due from (to) third party property managers	3,545	5,979	4,724	(12,385)	5,901	6,762	2,967
Increase (decrease) in liabilities
Accrued expenses	(718)	(4,312)	(1,394)	(681)	(863)	(245)	(23)
Tenant Deposits	-	-	(2,195)	-	(311)	(1,795)	500
Due to (from) related parties	(9,054)	(9,933)	2,993	(17,263)	(9,478)	(4,166)	677
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	55	2,442	(4,135)	(18,203)	(10,501)	1,284	(7,483)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	(5,041)
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	(5,041)

Cash flows from financing activities
Proceeds from operational notes, related party	-	11,000	-	20,300	11,900	-	17,200
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	200	-	-	100	-
Redemption of membership units	-	-	(200)	-	-	(100)	-
Distributions	(9,534)	(14,355)	(4,803)	(10,545)	(2,607)	(2,695)	(3,163)
Net cash provided by (used in) financing activities	(9,534)	(3,355)	(4,803)	9,755	9,293	(2,695)	14,037
Net change in cash	(9,478)	(913)	(8,938)	(8,448)	(1,207)	(1,411)	1,513
Cash at beginning of year	21,695	6,958	10,972	14,381	4,379	4,796	2,000
Cash at end of year	$12,217	$6,044	$2,035	$5,932	$3,172	$3,385	$3,513

Cash paid for income taxes	$2,449	$3,797	$3,264	$2,922	$2,204	$2,165	$2,955
Cash paid for interest expenses	$8,293	$83	$9,967	$55	$6,556	$7,396	$8,658

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Shallowford	Shoreline	Sigma	Simon	Sims	Soapstone	Sodalis

Cash Flows from Operating Activities:
Net income (loss)	$(20,782)	$(6,822)	$(7,410)	$9,372	$2,357	$(1,269)	$885
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,917	8,520	10,479	7,953	7,498	6,745	7,959
Amortization	328	13	92	-	-	192	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(2,371)	(1,386)	(2,191)	(415)	(401)	(134)	(116)
Due from (to) third party property managers	4,085	3,049	5,503	3,646	3,151	(1,761)	4,610
Increase (decrease) in liabilities
Accrued expenses	(1,546)	(493)	(643)	(2,684)	(2,307)	(767)	783
Tenant Deposits	(200)	-	-	-	-	750	(2,000)
Due to (from) related parties	4,302	(6,518)	1,439	112	(1,170)	(2,645)	(1,928)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(6,268)	(3,637)	7,269	17,984	9,128	1,111	10,194

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	(11,177)	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	(11,177)	-

Cash flows from financing activities
Proceeds from operational notes, related party	8,600	16,600	-	-	-	6,900	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	2,100
Redemption of membership units	-	-	-	-	-	-	(2,100)
Distributions	(2,969)	(5,022)	(6,840)	(18,477)	(14,668)	(6,812)	(9,328)
Net cash provided by (used in) financing activities	5,631	11,578	(6,840)	(18,477)	(14,668)	88	(9,328)
Net change in cash	(637)	7,940	428	(493)	(5,540)	(9,977)	866
Cash at beginning of year	4,335	-	7,893	18,491	17,985	16,910	5,917
Cash at end of year	$3,698	$7,940	$8,321	$17,998	$12,444	$6,932	$6,783

Cash paid for income taxes	$2,944	$6,927	$3,200	$1,607	$3,196	$2,730	$3,084
Cash paid for interest expenses	$12,342	$9,858	$10,536	$-	$-	$5,426	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Spencer	Splash	Spring	Stonebriar	Sugar	Summerset	Sundance

Cash Flows from Operating Activities:
Net income (loss)	$(5,572)	$(7,510)	$(4,453)	$(6,433)	$(9,261)	$(6,483)	$(20,394)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,313	5,955	6,803	5,574	8,559	10,115	10,205
Amortization	90	194	-	59	92	80	788
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,177)	(57)	(47)	(1,792)	(2,581)	(1,153)	(176)
Due from (to) third party property managers	5,684	(1,602)	6,779	1,513	5,532	(18,797)	5,324
Increase (decrease) in liabilities
Accrued expenses	(1,018)	(884)	(1,579)	(318)	(786)	336	(629)
Tenant Deposits	-	-	-	(1,395)	-	724	(100)
Due to (from) related parties	(2,756)	(4,408)	(531)	(18,926)	3,651	(2,841)	(1,356)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	3,565	(8,313)	6,972	(21,717)	5,206	(18,019)	(6,339)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	9,400	8,200	-	16,000	-	24,500	6,700
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	200	-	-	-	-	-	-
Redemption of membership units	(200)	-	-	-	-	-	-
Distributions	(6,535)	(6,809)	(10,859)	(2,262)	(4,053)	(3,278)	(3,930)
Net cash provided by (used in) financing activities	2,865	1,391	(10,859)	13,738	(4,053)	21,222	2,770
Net change in cash	6,430	(6,922)	(3,887)	(7,980)	1,153	3,203	(3,569)
Cash at beginning of year	597	13,815	9,230	14,993	2,820	2,097	7,408
Cash at end of year	$7,027	$6,893	$5,343	$7,013	$3,972	$5,299	$3,838

Cash paid for income taxes	$5,044	$2,131	$5,318	$1,559	$4,538	$298	$3,477
Cash paid for interest expenses	$9,134	$5,198	$-	$6,486	$9,411	$7,813	$12,108

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Sunnyside	Swift	Taylor	Terracotta	Theodore	Tulip	Tuscan

Cash Flows from Operating Activities:
Net income (loss)	$2,050	$(11,039)	$(10,476)	$(39,241)	$4,844	$(5,253)	$(4,020)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,079	10,575	7,377	7,573	7,893	8,726	8,879
Amortization	-	-	229	81	-	81	197
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(27)	(620)	(1,394)	(2,047)	(415)	(1,925)	(57)
Due from (to) third party property managers	2,503	31	(2,987)	9,705	(654)	5,221	91
Increase (decrease) in liabilities
Accrued expenses	(2,020)	(1,097)	(396)	1,199	(2,947)	(419)	1,245
Tenant Deposits	100	(100)	150	(3,143)	250	(2,195)	-
Due to (from) related parties	(904)	(9,125)	1,849	3,818	2,995	(18,754)	2,730
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	7,780	(11,375)	(5,649)	(22,056)	11,967	(14,519)	9,067

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	11,100	19,100	-	24,300	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	300	-
Redemption of membership units	-	-	-	-	-	(300)	-
Distributions	(13,990)	(11,532)	(3,361)	(2,206)	(17,160)	(4,540)	(10,891)
Net cash provided by (used in) financing activities	(13,990)	(11,532)	7,739	16,894	(17,160)	19,760	(10,891)
Net change in cash	(6,209)	(22,907)	2,090	(5,162)	(5,193)	5,242	(1,825)
Cash at beginning of year	21,022	33,205	1,314	6,476	20,437	664	17,299
Cash at end of year	$14,812	$10,298	$3,404	$1,314	$15,244	$5,906	$15,475

Cash paid for income taxes	$1,803	$4,983	$1,342	$2,636	$1,591	$2,208	$3,552
Cash paid for interest expenses	$-	$-	$7,878	$8,758	$-	$10,687	$7,578

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Tuscarora	Tuxford	Vernon	Walton	Wave	Weldon	Wellington

Cash Flows from Operating Activities:
Net income (loss)	$5,155	$(19,547)	$(6,719)	$401	$(56,181)	$(3,833)	$(3,484)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,182	7,203	7,238	8,246	9,192	5,811	12,482
Amortization	-	70	69	-	81	59	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(111)	(1,583)	(1,567)	(6)	(1,970)	(1,191)	(169)
Due from (to) third party property managers	5,002	8,672	4,298	3,921	(12,783)	6,969	(726)
Increase (decrease) in liabilities
Accrued expenses	(2,940)	(762)	(583)	(5,219)	291	(352)	(2,842)
Tenant Deposits	(150)	-	-	(200)	(549)	-	-
Due to (from) related parties	(3,914)	(13,652)	(2,535)	(26,097)	(31,226)	(5,957)	(2,351)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	12,224	(19,599)	201	(18,954)	(93,144)	1,506	2,911

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	25,800	7,400	29,000	94,200	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	1,500	-	-	700
Redemption of membership units	-	-	-	(1,500)	-	-	(700)
Distributions	(19,066)	(1,049)	(4,222)	(7,728)	(418)	(2,766)	(17,003)
Net cash provided by (used in) financing activities	(19,066)	24,751	3,178	21,272	93,782	(2,766)	(17,003)
Net change in cash	(6,841)	5,152	3,379	2,318	637	(1,260)	(14,091)
Cash at beginning of year	18,305	360	1,136	4,598	1,332	5,100	21,206
Cash at end of year	$11,464	$5,512	$4,514	$6,916	$1,969	$3,840	$7,114

Cash paid for income taxes	$6,080	$8,584	$6,486	$5,536	$5,215	$2,348	$7,346
Cash paid for interest expenses	$-	$7,056	$7,135	$79	$9,016	$5,349	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Wentworth	Wescott	Westchester	Wildwood	Willow	Wilson	Winchester

Cash Flows from Operating Activities:
Net income (loss)	$2,071	$(15,479)	$(15,810)	$(740)	$(10,097)	$(1,034)	$(1,425)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,833	7,530	9,374	6,063	8,041	11,722	8,418
Amortization	113	116	91	98	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,197)	(310)	(2,143)	(1,460)	23	(22)	(480)
Due from (to) third party property managers	(2,959)	(1,069)	12,607	2,839	4,609	4,645	3,416
Increase (decrease) in liabilities
Accrued expenses	(1,200)	(210)	(1,802)	(243)	(3,117)	(2,309)	845
Tenant Deposits	(1,595)	(1,545)	-	100	(650)	-	-
Due to (from) related parties	3,338	(8,916)	(5,497)	(563)	8,401	(5,297)	(13,683)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	5,404	(19,882)	(3,179)	6,095	7,210	7,705	(2,909)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	20,800	16,600	-	-	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	1,600	100	-
Redemption of membership units	-	-	-	-	(1,600)	(100)	-
Distributions	(8,760)	(4,138)	(5,775)	(7,173)	(9,395)	(16,257)	(15,671)
Net cash provided by (used in) financing activities	(8,760)	16,662	10,825	(7,173)	(9,395)	(16,257)	(15,671)
Net change in cash	(3,356)	(3,220)	7,646	(1,078)	(2,184)	(8,552)	(18,580)
Cash at beginning of year	11,461	5,493	-	8,715	5,756	16,705	22,928
Cash at end of year	$8,105	$2,273	$7,646	$7,637	$3,572	$8,153	$4,347

Cash paid for income taxes	$2,361	$1,762	$11,611	$1,276	$2,126	$4,227	$3,891
Cash paid for interest expenses	$6,249	$8,347	$9,335	$6,148	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Windsor	Winston	Wisteria	Arlo	Hualapai	Brentwood	Bellvue

Cash Flows from Operating Activities:
Net income (loss)	$(45,280)	$(4,025)	$(9,138)	$(7,349)	$(15,017)	$(22,882)	$(11,733)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,618	9,039	9,735	1,840	1,813	1,511	3,085
Amortization	101	-	77	-	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,694)	(0)	(1,851)	-	-	-	-
Due from (to) third party property managers	14,154	8,462	(8,295)	-	-	-	-
Increase (decrease) in liabilities
Accrued expenses	(2,172)	(2,293)	(181)	-	-	-	-
Tenant Deposits	(1,298)	-	1,048	-	-	-	-
Due to (from) related parties	(1,225)	(1,671)	(895)	-	-	-	-
Due to commonly controlled entity	-	-	-	5,508	13,204	21,370	8,648
Net cash provided by (used in) operating activities	(27,795)	9,511	(9,501)	-	-	-	-

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	32,500	-	9,300	-	-	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	1,100	-	-	-	-	-
Redemption of membership units	-	(1,100)	-	-	-	-	-
Distributions	(4,725)	(12,214)	(4,085)	-	-	-	-
Net cash provided by (used in) financing activities	27,775	(12,214)	5,215	-	-	-	-
Net change in cash	(20)	(2,704)	(4,286)	-	-	-	-
Cash at beginning of year	4,851	12,303	10,967	-	-	-	-
Cash at end of year	$4,831	$9,599	$6,681	$-	$-	$-	$-

Cash paid for income taxes	$6,986	$3,325	$1,493	$-	$-	$-	$-
Cash paid for interest expenses	$10,711	$-	$9,957	$7,001	$7,605	$6,009	$12,681

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$269,900	$265,000	$220,000	$450,000
Sale of membership interest for note receivable, related party	$-	$-	$-	$269,900	$285,978	$246,531	$472,977
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES
CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2024

	Lorenz	Lexie	Hartsfield	Consolidated

Cash Flows from Operating Activities:
Net income (loss)	$(10,612)	$(21,307)	$(20,579)	$(1,748,139)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	1,911	2,889	2,658	2,193,651
Amortization	-	-	-	25,245
Credit loss expense (recovery)	-	-	-	(960)
Gain from sale of property	-	-	-	(80,846)
(Increase) Decrease in assets
Other receivables	-	-	-	1,551
Prepaid expenses	-	-	-	(228,552)
Due from (to) third party property managers	-	-	-	538,856
Increase (decrease) in liabilities
Accrued expenses	-	-	-	(277,359)
Tenant Deposits	-	-	-	(36,492)
Due to (from) related parties	-	-	-	(1,024,909)
Due to commonly controlled entity	8,701	18,418	17,921	93,771
Net cash provided by (used in) operating activities	-	-	-	(544,182)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	141,522
Additions to property and equipment	-	-	-	(68,339)
Net cash flows provided by (used in) investing activities	-	-	-	73,183

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	2,045,300
Repayments of amounts due to related party	-	-	-	(1,251,369)
Net proceeds from the issuance of membership units	-	-	-	1,228,358
Redemption of membership units	-	-	-	(74,570)
Distributions	-	-	-	(2,126,831)
Net cash provided by (used in) financing activities	-	-	-	(179,112)
Net change in cash	-	-	-	(650,111)
Cash at beginning of year	-	-	-	2,531,500
Cash at end of year	$-	$-	$-	$1,881,389

Cash paid for income taxes	$-	$-	$-	$892,135
Cash paid for interest expenses	$9,089	$9,223	$13,431	$1,225,452

Supplemental disclosure of non-cash investing and financing activities:
Advance from Manager for acquisition of property	$-	$-	$-	$-
Acquisition of property purchase price	$417,500	$390,000	$580,000	$2,592,400
Sale of membership interest for note receivable, related party	$439,783	$415,698	$612,184	$2,743,051
Deemed contribution from Manager for forgiveness of amounts due to Manager	$-	$-	$-	$3,523

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Cash Flows from Operating Activities:
Net income (loss)	$8,661	$(41,935)	$2,101	$(7,968)	$(5,284)	$(13,118)	$(5,797)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	11,260	17,438	13,825	1,562	2,184	8,416	5,383
Amortization	-	-	-	-	-	75	116
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(3,495)	-	(4,498)	-	-	-	-
Deposits	(3,745)	(3,095)	(2,845)	-	(2,295)	(2,843)	(1,744)
Prepaid expenses	587	1,386	700	212	254	5,549	5,484
Due from (to) third party property managers	(11,007)	(8,280)	(3,088)	354	678	(2,534)	(7,015)
Increase (decrease) in liabilities
Accrued expenses	(2,332)	(4,437)	(11,493)	2,827	3,454	(1,598)	(2,572)
Tenant Deposits	3,745	3,095	2,845	-	2,295	2,843	1,744
Due to (from) related parties	25,843	46,237	16,985	3,559	3,585	3,628	8,384
Net cash provided by (used in) operating activities	29,518	10,408	14,532	546	4,872	419	3,984
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	(7,100)	(5,300)	(1,000)	-	-	-	(600)
Distributions	(27,747)	(15,171)	(15,374)	-	-	(3,862)	(2,889)
Net cash provided by (used in) financing activities	(34,847)	(20,471)	(16,374)	-	-	(3,862)	(3,489)
Net change in cash	(5,329)	(10,063)	(1,842)	546	4,872	(3,443)	495
Cash at beginning of year	34,876	15,458	12,352	-	-	6,844	24
Cash at end of year	$29,547	$5,396	$10,509	$546	$4,872	$3,401	$518
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$-	$-	$7,857	$9,714

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$227,240	$317,500	$-	$-
Deemed contribution from Manager	$-	$11,543	$-	$2,405	$330	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Cash Flows from Operating Activities:
Net income (loss)	$(18,568)	$(7,711)	$(5,583)	$(13,295)	$(15,818)	$(7,509)	$(535)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,014	4,075	7,990	4,523	7,252	-	8,183
Amortization	-	-	76	-	83	-	86
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	(2,195)
Deposits	(2,245)	(1,995)	(1,795)	(2,195)	(2,993)	-	(2,195)
Prepaid expenses	2,507	509	4,652	340	2,410	-	5,660
Due from (to) third party property managers	(4,731)	(4,514)	(7,673)	(4,097)	3,569	2,757	(6,496)
Increase (decrease) in liabilities
Accrued expenses	(1,508)	5,874	(1,897)	5,440	(2,016)	1,894	(3,308)
Tenant Deposits	2,245	1,995	1,795	2,195	2,993	-	2,195
Due to (from) related parties	20,509	6,964	10,012	11,622	(4,968)	10,228	4,309
Net cash provided by (used in) operating activities	5,224	5,197	7,576	4,534	(9,488)	7,370	5,704
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	(305,905)	-	(339,491)	-	(308,266)	-
Net proceeds from the issuance of membership units	(500)	325,223	(1,000)	359,466	(1,200)	326,071	(200)
Distributions	(3,459)	(3,520)	(4,755)	(7,780)	(4,844)	-	(4,425)
Net cash provided by (used in) financing activities	(3,959)	15,799	(5,755)	12,194	(6,044)	17,805	(4,625)
Net change in cash	1,265	20,996	1,821	16,728	(15,532)	25,175	1,079
Cash at beginning of year	97	-	1,134	-	15,849	-	13,098
Cash at end of year	$1,362	$20,996	$2,956	$16,728	$317	$25,175	$14,176
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$8,447	$-	$7,942	$-	$8,140	$-	$9,577

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$297,900	$-	$330,000	$-	$298,510	$-
Deemed contribution from Manager	$1,695	$1,431	$-	$-	$4,759	$710	$4,516

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Cash Flows from Operating Activities:
Net income (loss)	$1,189	$(9,313)	$(14,757)	$(14,918)	$992	$(23,184)	$(26,232)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	16,231	5,569	7,050	7,527	7,695	3,505	12,084
Amortization	-	69	80	-	74	-	-
Credit loss expense (recovery)	-	(2,385)	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(2,895)	-	-	(60)	-	-	-
Deposits	(2,895)	(1,495)	(2,619)	(1,795)	(4,590)	-	(2,495)
Prepaid expenses	3,830	2,420	5,026	1,899	4,887	492	2,587
Due from (to) third party property managers	(6,053)	151	(5,291)	8,312	(12,164)	2,290	(1,693)
Increase (decrease) in liabilities
Accrued expenses	(4,595)	(698)	1,246	711	(1,315)	7,767	(5,804)
Tenant Deposits	2,895	1,495	2,619	1,795	4,590	-	2,495
Due to (from) related parties	9,944	695	(3,593)	4,355	1,373	7,165	40,158
Net cash provided by (used in) operating activities	17,651	(3,492)	(10,238)	7,826	1,542	(1,966)	21,100
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	(315,710)	-
Net proceeds from the issuance of membership units	(1,120)	(100)	-	(200)	(1,000)	335,062	(3,950)
Distributions	(18,218)	(5,011)	(7,383)	(5,813)	(7,330)	(3,990)	(12,520)
Net cash provided by (used in) financing activities	(19,338)	(5,111)	(7,383)	(6,013)	(8,330)	15,361	(16,470)
Net change in cash	(1,688)	(8,603)	(17,621)	1,814	(6,788)	13,396	4,630
Cash at beginning of year	19,732	9,670	18,745	14,346	19,399	-	471
Cash at end of year	$18,044	$1,067	$1,125	$16,160	$12,611	$13,396	$5,101
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$5,306	$7,746	$-	$7,669	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$-	$-	$305,000	$-
Deemed contribution from Manager	$-	$-	$-	$-	$-	$1,161	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Cash Flows from Operating Activities:
Net income (loss)	$(4,550)	$(4,285)	$(2,980)	$(4,667)	$(8,318)	$(357)	$(24,959)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,051	-	6,990	10,275	7,997	8,910	6,230
Amortization	-	-	-	-	785	493	130
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	(2,765)	-	(4,190)	(2,693)	(319)
Deposits	(2,295)	(1,595)	(1,845)	(2,295)	(2,595)	(2,045)	(1,994)
Prepaid expenses	312	288	1,115	1,719	1,338	2,830	4,088
Due from (to) third party property managers	(7,447)	(4,417)	598	(7,212)	(6,226)	(5,361)	(2,221)
Increase (decrease) in liabilities
Accrued expenses	5,747	5,639	958	2,248	4,110	(3,116)	(1,197)
Tenant Deposits	2,295	1,595	1,845	2,295	2,595	2,045	1,994
Due to (from) related parties	11,666	7,303	7,950	13,058	7,462	2,718	(72,239)
Net cash provided by (used in) operating activities	9,778	4,528	11,866	15,422	2,959	3,424	(90,487)
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(304,103)	(224,171)	-	-	-	-	-
Net proceeds from the issuance of membership units	322,875	239,423	(1,000)	(250)	-	(1,100)	90,622
Distributions	(8,043)	(2,848)	(13,421)	(11,740)	(7,921)	(19,353)	(1,485)
Net cash provided by (used in) financing activities	10,729	12,405	(14,421)	(11,990)	(7,921)	(20,453)	89,137
Net change in cash	20,507	16,933	(2,555)	3,432	(4,962)	(17,029)	(1,350)
Cash at beginning of year	-	-	27,514	6,661	8,705	27,902	2,706
Cash at end of year	$20,507	$16,933	$24,959	$10,093	$3,743	$10,873	$1,356
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$-	$9,415	$493	$8,989

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$295,000	$217,000	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$898	$-	$-	$-	$-	$(2,443)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Campbell

Cash Flows from Operating Activities:
Net income (loss)	$(10,901)	$(21,156)	$217	$(6,828)	$(5,748)	$3,933	$(50,320)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	1,433	5,709	17,832	10,379	2,164	7,289	1,422
Amortization	-	450	-	91	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	39,763
(Increase) Decrease in assets
Other receivables	-	-	(3,395)	-	-	-	-
Deposits	-	(1,249)	(3,395)	(2,795)	(1,795)	(1,994)	-
Prepaid expenses	237	944	6,708	5,385	199	684	-
Due from (to) third party property managers	121	(3,870)	(9,874)	(14,204)	(2,550)	(5,709)	-
Increase (decrease) in liabilities
Accrued expenses	2,688	(6,075)	(2,550)	(3,727)	2,991	(973)	(3,346)
Tenant Deposits	-	1,249	3,395	2,795	1,795	1,994	-
Due to (from) related parties	7,636	18,530	12,737	7,066	6,820	7,119	(244,797)
Net cash provided by (used in) operating activities	1,213	(5,467)	21,674	(1,839)	3,876	12,343	(257,279)
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(215,269)	-	-	-	(243,666)	-	-
Net proceeds from the issuance of membership units	235,059	99	(6,550)	(2,800)	262,352	-	-
Distributions	-	(4,579)	(20,275)	(7,471)	-	(14,274)	-
Net cash provided by (used in) financing activities	19,791	(4,480)	(26,825)	(10,271)	18,686	(14,274)	-
Net change in cash	21,004	(9,947)	(5,151)	(12,110)	22,562	(1,931)	(451)
Cash at beginning of year	-	10,118	17,715	12,333	-	18,534	451
Cash at end of year	$21,004	$171	$12,564	$222	$22,562	$16,603	$-
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$5,389	$-	$10,260	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$209,920	$-	$-	$-	$235,000	$-	$-
Deemed contribution from Manager	$2,168	$-	$-	$-	$472	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Cawley	Centennial	Chaparral	Chattahoochee	Chelsea	Chester	Chickamauga

Cash Flows from Operating Activities:
Net income (loss)	$(4,555)	$(5,001)	$1,538	$-	$(2,684)	$(9,534)	$(4,355)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,593	7,834	5,399	-	8,468	11,039	10,258
Amortization	-	88	158	-	79	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	(2,268)	(4,590)
Deposits	(2,195)	(1,895)	(3,000)	-	(1,895)	(2,445)	(2,545)
Prepaid expenses	545	2,102	(59)	-	8,543	6,294	2,046
Due from (to) third party property managers	(6,487)	(4,460)	1,437	-	(5,988)	(6,503)	(2,054)
Increase (decrease) in liabilities
Accrued expenses	6,195	(2,392)	2,314	(878)	(3,464)	(2,613)	8,081
Tenant Deposits	2,195	1,895	3,000	-	1,895	2,445	2,545
Due to (from) related parties	11,165	3,030	(781)	878	1,945	9,364	21,888
Net cash provided by (used in) operating activities	10,456	1,200	10,005	-	6,899	5,779	31,275
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(323,625)	-	-	-	-	-	(383,793)
Net proceeds from the issuance of membership units	342,749	-	-	-	-	-	397,981
Distributions	(7,789)	(5,442)	(8,383)	-	(6,599)	(5,712)	(17,229)
Net cash provided by (used in) financing activities	11,335	(5,442)	(8,383)	-	(6,599)	(5,712)	(3,040)
Net change in cash	21,791	(4,241)	1,622	-	300	67	28,234
Cash at beginning of year	-	13,328	17,171	-	2,482	4,224	-
Cash at end of year	$21,791	$9,087	$18,793	$-	$2,782	$4,291	$28,234
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$8,876	$4,353	$-	$8,429	$12,323	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$314,000	$-	$-	$-	$-	$-	$372,300
Deemed contribution from Manager	$(158)	$5,130	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Chinook	Chitwood	Clover	Coatbridge	Collier	Collinston	Conway

Cash Flows from Operating Activities:
Net income (loss)	$(18,023)	$1,830	$389	$(27,310)	$381	$(9,331)	$(8,729)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,126	10,510	8,793	7,991	9,757	5,811	18,892
Amortization	-	-	-	84	-	59	493
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(4,590)	-	(619)	(4,390)	-	-
Deposits	(2,095)	(2,795)	(1,895)	(6,135)	(2,445)	(1,994)	(3,250)
Prepaid expenses	624	403	1,254	4,435	1,120	2,483	2,749
Due from (to) third party property managers	869	(6,393)	(9,423)	3,907	(6,735)	(7,574)	(8,675)
Increase (decrease) in liabilities
Accrued expenses	6,069	(1,877)	(2,066)	1,089	(1,297)	(1,024)	(3,372)
Tenant Deposits	2,095	2,795	1,895	6,135	2,445	1,994	3,250
Due to (from) related parties	(1,490)	18,392	11,977	468	33,284	11,505	7,329
Net cash provided by (used in) operating activities	(7,824)	18,276	10,925	(9,956)	32,120	1,929	8,686
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(314,138)	-	-	-	-	-	-
Net proceeds from the issuance of membership units	333,328	(250)	(2,200)	(100)	(11,600)	(400)	(5,000)
Distributions	(3,970)	(16,332)	(17,425)	(6,021)	(12,101)	(2,043)	(17,951)
Net cash provided by (used in) financing activities	15,219	(16,582)	(19,625)	(6,121)	(23,701)	(2,443)	(22,951)
Net change in cash	7,395	1,693	(8,700)	(16,077)	8,419	(514)	(14,265)
Cash at beginning of year	-	10,706	20,929	16,300	5,567	1,164	18,351
Cash at end of year	$7,395	$12,399	$12,229	$223	$13,986	$650	$4,086
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$8,878	$-	$5,349	$493

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$305,000	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$1,282	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Cove	Creekside	Creekwood	Cumberland	Cupcake	Cypress	Daisy

Cash Flows from Operating Activities:
Net income (loss)	$(3,163)	$3,157	$(12,396)	$3,071	$1,552	$(12,483)	$36
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,853	8,530	7,947	8,118	6,550	10,023	8,276
Amortization	-	-	-	-	122	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(1,895)	(1,616)	(1,695)	-	(55)	(1,695)
Deposits	(1,595)	(2,395)	(1,795)	(1,695)	(1,595)	(2,395)	(1,695)
Prepaid expenses	502	1,142	6,557	1,805	2,905	10,373	1,243
Due from (to) third party property managers	(5,204)	(5,355)	(3,534)	(4,650)	(1,626)	(2,602)	(5,445)
Increase (decrease) in liabilities
Accrued expenses	4,506	999	(2,418)	(11)	(2,668)	(1,936)	2,035
Tenant Deposits	1,595	2,395	1,795	1,695	1,595	2,395	1,695
Due to (from) related parties	9,438	9,116	10,797	12,795	4,034	22,305	13,437
Net cash provided by (used in) operating activities	9,932	15,694	5,337	19,433	10,868	25,625	17,887
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(216,872)	-	-	-	-	-	-
Net proceeds from the issuance of membership units	227,408	(3,300)	-	(1,000)	(100)	(100)	(2,500)
Distributions	(5,666)	(16,525)	(4,465)	(14,482)	(8,604)	(5,905)	(13,978)
Net cash provided by (used in) financing activities	4,870	(19,825)	(4,465)	(15,482)	(8,704)	(6,005)	(16,478)
Net change in cash	14,802	(4,131)	872	3,951	2,164	19,619	1,409
Cash at beginning of year	-	18,793	29	17,990	10,468	987	16,955
Cash at end of year	$14,802	$14,662	$901	$21,941	$12,632	$20,606	$18,365
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$9,590	$-	$5,839	$12,091	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$210,000	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$890	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Davidson	Dawson	Delta	Dewberry	Diablo	Dogwood	Dolittle

Cash Flows from Operating Activities:
Net income (loss)	$(11,081)	$(11,331)	$(46,587)	$(8,657)	$(16,006)	$2,247	$(12,027)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,818	7,235	9,435	5,225	7,141	6,632	8,443
Amortization	62	74	82	65	77	-	77
Credit loss expense (recovery)	-	-	12,525	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(397)	(12,225)	(2,140)	(1,995)	-	(1,000)
Deposits	(1,806)	(1,745)	-	(4,785)	(2,145)	(2,243)	(3,443)
Prepaid expenses	4,182	3,055	7,173	1,613	4,935	1,299	3,991
Due from (to) third party property managers	2,972	(6,088)	(2,686)	(7,298)	(6,978)	(9,121)	(6,276)
Increase (decrease) in liabilities
Accrued expenses	(1,892)	(2,620)	(8,542)	(510)	(1,800)	(1,771)	(1,491)
Tenant Deposits	1,806	1,745	-	4,785	2,145	2,243	3,443
Due to (from) related parties	554	10,542	44,606	11,902	322,112	5,545	(3,560)
Net cash provided by (used in) operating activities	615	469	3,782	201	307,486	4,830	(11,844)
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	(302,083)	-	-
Net proceeds from the issuance of membership units	-	(100)	-	(800)	(100)	(1,400)	-
Distributions	(2,681)	(4,057)	(2,321)	(4,398)	(3,353)	(10,856)	(5,749)
Net cash provided by (used in) financing activities	(2,681)	(4,157)	(2,321)	(5,198)	(305,535)	(12,256)	(5,749)
Net change in cash	(2,065)	(3,688)	1,461	(4,997)	1,951	(7,426)	(17,592)
Cash at beginning of year	4,997	3,688	329	4,997	-	18,140	18,533
Cash at end of year	$2,931	$-	$1,789	$-	$1,951	$10,714	$941
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$5,758	$6,838	$8,870	$5,672	$8,133	$-	$8,121

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$-	$103,950	$-	$-
Deemed contribution from Manager	$-	$-	$-	$4,556	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Dolly	Dops	Dorchester	Dunbar	Duncan	Eagle	Eastfair

Cash Flows from Operating Activities:
Net income (loss)	$(10,084)	$(3,450)	$(12,469)	$(24,390)	$-	$(771)	$(18,065)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	18,952	5,149	9,454	9,550	-	8,130	5,912
Amortization	-	-	-	-	-	115	75
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	(3,658)	(1,895)	-	-	-
Deposits	(6,390)	-	(2,195)	(2,996)	-	(1,995)	(3,590)
Prepaid expenses	2,078	895	2,615	459	-	3,823	3,217
Due from (to) third party property managers	(9,490)	(8,809)	(6,054)	(1,111)	-	494	5,315
Increase (decrease) in liabilities
Accrued expenses	(3,242)	2,754	4,718	(1,411)	(896)	(44)	(1,078)
Tenant Deposits	6,390	2,093	2,195	2,996	-	1,995	3,590
Due to (from) related parties	13,906	7,799	16,425	28,624	896	3,100	(3,262)
Net cash provided by (used in) operating activities	12,119	6,431	11,031	9,826	-	14,846	(7,886)
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	(210,543)	-	-	-	-	-
Net proceeds from the issuance of membership units	(6,350)	221,871	(1,000)	(3,700)	-	-	(0)
Distributions	(17,389)	(8,422)	(11,622)	(8,120)	-	(8,529)	(5,169)
Net cash provided by (used in) financing activities	(23,739)	2,905	(12,622)	(11,820)	-	(8,529)	(5,169)
Net change in cash	(11,620)	9,336	(1,592)	(1,994)	-	6,317	(13,055)
Cash at beginning of year	23,914	-	10,872	2,823	-	2,681	16,361
Cash at end of year	$12,293	$9,336	$9,281	$829	$-	$8,998	$3,306
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$-	$-	$9,059	$7,012

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$205,000	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$(262)	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Eastwood	Elevation	Ella	Ellen	Elm	Emporia	Ensenada

Cash Flows from Operating Activities:
Net income (loss)	$(8,970)	$(30,726)	$(13,580)	$(12,011)	$(13,457)	$(25,546)	$(7,116)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	2,189	8,013	5,978	2,269	4,600	9,751	13,332
Amortization	-	68	1,820	-	52	86	123
Credit loss expense (recovery)	-	847	-	-	-	35,955	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(4,302)	-	-	(404)	-	(3,295)
Deposits	(2,295)	(3,990)	(1,795)	(2,693)	(1,495)	(2,495)	(3,295)
Prepaid expenses	245	5,782	469	350	4,328	8,110	4,123
Due from (to) third party property managers	(73)	(1,580)	(3,541)	(131)	532	(36,034)	(9,732)
Increase (decrease) in liabilities
Accrued expenses	3,485	(3,731)	6,885	6,710	(20)	(7,503)	(2,087)
Tenant Deposits	2,295	3,990	1,795	2,693	1,495	2,495	3,295
Due to (from) related parties	11,949	18,236	14,232	4,722	1,573	12,758	9,047
Net cash provided by (used in) operating activities	8,825	(7,393)	12,263	1,909	(2,797)	(2,423)	4,395
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(328,574)	-	(269,164)	(255,556)	-	-	-
Net proceeds from the issuance of membership units	346,808	-	283,279	274,662	-	(100)	(300)
Distributions	-	(3,268)	(10,117)	(2,675)	(3,366)	(4,728)	(9,710)
Net cash provided by (used in) financing activities	18,233	(3,268)	3,998	16,432	(3,366)	(4,828)	(10,010)
Net change in cash	27,058	(10,661)	16,261	18,340	(6,163)	(7,251)	(5,615)
Cash at beginning of year	-	11,215	-	-	7,318	7,584	24,616
Cash at end of year	$27,058	$554	$16,261	$18,340	$1,155	$333	$19,001
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$8,257	$5,844	$-	$4,393	$9,580	$15,313

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$318,280	$-	$260,000	$249,500	$-	$-	$-
Deemed contribution from Manager	$1,136	$4,496	$896	$1,391	$-	$-	$7,063

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Falcon	Felix	Fenwick	Fletcher	Folly	Forest	Foster

Cash Flows from Operating Activities:
Net income (loss)	$(1,362)	$(5,397)	$(7,121)	$(7,696)	$(16,113)	$(26,635)	$(4,850)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,143	3,185	4,120	1,608	10,253	9,646	4,307
Amortization	115	-	-	-	-	82	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	(3,146)	(2,495)	-
Deposits	(1,950)	(2,393)	(2,095)	(1,395)	(2,695)	(2,595)	(2,349)
Prepaid expenses	4,145	334	518	127	2,185	5,092	327
Due from (to) third party property managers	(73)	(6,432)	(5,591)	(3,674)	(6,804)	2,426	(6,960)
Increase (decrease) in liabilities
Accrued expenses	425	6,672	6,085	2,383	3,719	(1,512)	11,021
Tenant Deposits	1,950	2,393	2,095	1,395	2,695	2,595	2,349
Due to (from) related parties	1,767	6,074	10,956	8,269	22,108	14,071	13,482
Net cash provided by (used in) operating activities	13,161	4,436	8,967	1,016	12,202	675	17,327
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	(255,457)	(309,244)	(181,181)	-	-	(323,311)
Net proceeds from the issuance of membership units	(200)	273,851	328,106	199,773	-	(400)	344,939
Distributions	(8,114)	(6,215)	(7,455)	-	(10,874)	(4,544)	(9,332)
Net cash provided by (used in) financing activities	(8,314)	12,179	11,406	18,592	(10,874)	(4,944)	12,295
Net change in cash	4,846	16,615	20,374	19,609	1,328	(4,270)	29,623
Cash at beginning of year	8,945	-	-	-	8,390	5,242	-
Cash at end of year	$13,791	$16,615	$20,374	$19,609	$9,718	$972	$29,623
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,059	$-	$-	$-	$-	$10,604	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$248,000	$300,000	$176,000	$-	$-	$313,140
Deemed contribution from Manager	$-	$(296)	$388	$(354)	$-	$7,441	$1,704

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Franklin	Gardens	General	Goose	Grant	Greenhill	Gretal

Cash Flows from Operating Activities:
Net income (loss)	$(15,329)	$(7,059)	$(21,211)	$(730)	$(1,776)	$(10,844)	$(8,705)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,852	6,062	3,618	7,579	8,902	8,929	12,419
Amortization	-	59	-	109	90	82	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	4,304	-	-	-	-	-
Deposits	(2,095)	(1,869)	(2,495)	(1,950)	-	(3,119)	(2,395)
Prepaid expenses	523	4,238	467	3,839	6,229	6,317	1,639
Due from (to) third party property managers	(2,528)	(1,439)	2,403	(150)	(12,043)	(11,043)	(7,145)
Increase (decrease) in liabilities
Accrued expenses	8,266	(572)	7,757	(149)	(4,490)	(1,617)	5,677
Tenant Deposits	2,095	1,869	2,495	1,950	-	3,119	2,395
Due to (from) related parties	1,056	(990)	7,048	1,716	347	2,980	(186)
Net cash provided by (used in) operating activities	(4,159)	4,603	82	12,213	(2,741)	(5,197)	3,700
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(308,089)	-	(325,916)	-	-	-	-
Net proceeds from the issuance of membership units	327,859	(200)	346,088	(500)	-	(4,000)	-
Distributions	(3,194)	(5,403)	(4,120)	(9,163)	(6,960)	(6,878)	(17,786)
Net cash provided by (used in) financing activities	16,576	(5,603)	16,052	(9,663)	(6,960)	(10,878)	(17,786)
Net change in cash	12,417	(1,000)	16,134	2,550	(9,701)	(16,075)	(14,087)
Cash at beginning of year	-	3,979	-	9,998	16,831	17,898	35,493
Cash at end of year	$12,417	$2,979	$16,134	$12,548	$7,131	$1,823	$21,406
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$6,543	$-	$8,440	$10,126	$8,909	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$300,000	$-	$315,000	$-	$-	$-	$-
Deemed contribution from Manager	$1,536	$-	$970	$-	$5,067	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Grove	Hadden	Hansard	Hansel	Hargrave	Harrison	Henry

Cash Flows from Operating Activities:
Net income (loss)	$(5,583)	$2,311	$(449)	$(17,569)	$(5,926)	$(7,452)	$(22,302)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,803	6,007	7,644	11,127	2,141	12,574	11,823
Amortization	64	61	-	160	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	(3,767)	(2,205)
Deposits	(1,869)	(1,645)	(2,450)	(2,095)	-	(3,145)	(2,450)
Prepaid expenses	4,164	3,892	1,720	5,108	199	6,557	473
Due from (to) third party property managers	(5,478)	(9,978)	(6,369)	(6,238)	610	(8,695)	1,147
Increase (decrease) in liabilities
Accrued expenses	(3,504)	(1,011)	7,570	(320)	2,986	(2,337)	(7,598)
Tenant Deposits	1,869	1,645	2,450	2,095	-	3,145	2,450
Due to (from) related parties	3,254	1,804	12,110	1,613	452	15,024	13,550
Net cash provided by (used in) operating activities	1,719	3,087	22,226	(6,120)	461	11,904	(5,112)
Cash Flows from financing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	(312,087)	-	-	-	-
Net proceeds from the issuance of membership units	-	(1,000)	325,232	-	-	(1,100)	(4,250)
Distributions	(3,063)	(6,468)	(12,337)	(8,547)	-	(7,938)	(7,130)
Net cash provided by (used in) financing activities	(3,063)	(7,468)	808	(8,547)	-	(9,038)	(11,380)
Net change in cash	(1,344)	(4,381)	23,034	(14,667)	461	2,865	(16,492)
Cash at beginning of year	1,780	10,521	-	26,990	-	3,443	19,176
Cash at end of year	$436	$6,140	$23,034	$12,324	$461	$6,309	$2,683
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$7,546	$5,622	$-	$13,542	$-	$15,237	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$302,830	$-	$232,500	$-	$-
Deemed contribution from Manager	$-	$-	$1,926	$-	$1,843	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Heritage	Heron	Highland	Hines	Hobbes	Holcomb	Holland

Cash Flows from Operating Activities:
Net income (loss)	$(7,968)	$(7,367)	$4,590	$814	$(8,747)	$985	$(8,019)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,012	8,948	7,884	7,915	2,144	9,757	5,818
Amortization	76	75	-	-	-	-	62
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(199)	-	(632)	(1,595)	-	(1,800)	-
Deposits	(1,995)	(2,369)	(2,843)	(1,845)	-	(2,095)	(2,168)
Prepaid expenses	7,064	3,733	858	609	199	416	3,973
Due from (to) third party property managers	(2,340)	(10,902)	(6,333)	(4,794)	726	(222)	(5,536)
Increase (decrease) in liabilities
Accrued expenses	(2,149)	(2,354)	(2,106)	(1,005)	2,974	(3,946)	682
Tenant Deposits	1,995	2,369	2,843	1,845	-	2,095	2,168
Due to (from) related parties	11,969	12,153	310,976	5,738	6,529	18,656	3,929
Net cash provided by (used in) operating activities	15,465	4,286	315,237	7,682	3,824	23,845	909
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	(295,567)	-	(241,437)	-	-
Net proceeds from the issuance of membership units	-	(200)	(1,750)	(1,200)	259,827	(600)	(100)
Distributions	(3,873)	(4,317)	(9,690)	(9,744)	-	(12,268)	(2,931)
Net cash provided by (used in) financing activities	(3,873)	(4,517)	(307,008)	(10,944)	18,390	(12,868)	(3,031)
Net change in cash	11,591	(231)	8,230	(3,262)	22,214	10,977	(2,122)
Cash at beginning of year	12,257	561	-	10,080	-	19,039	2,472
Cash at end of year	$23,848	$330	$8,230	$6,818	$22,214	$30,016	$350
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,718	$12,004	$-	$-	$-	$-	$5,758

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$272,970	$-	$232,500	$-	$-
Deemed contribution from Manager	$-	$-	$-	$-	$2,001	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Hollandaise	Holloway	Inglewood	Irene	Jack	Jake	Jefferson

Cash Flows from Operating Activities:
Net income (loss)	$(4,459)	$(12,530)	$(1,144)	$(8,568)	$(18,048)	$(22,420)	$(2,609)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	10,056	9,344	18,738	1,608	12,754	16,186	6,925
Amortization	89	99	493	-	97	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(2,045)	(405)	-	-	(2,495)	(3,795)	-
Deposits	(2,295)	(3,119)	(3,645)	(1,395)	(2,995)	(2,895)	(2,595)
Prepaid expenses	5,965	4,030	4,930	211	8,004	2,027	2,426
Due from (to) third party property managers	(16,343)	(8,715)	(10,180)	568	(7,692)	(4,674)	(6,265)
Increase (decrease) in liabilities
Accrued expenses	(1,841)	(2,341)	(1,961)	2,628	(2,799)	(527)	6,853
Tenant Deposits	2,295	3,119	3,645	1,395	2,995	2,895	2,595
Due to (from) related parties	17,548	1,349	(8,418)	7,194	14,265	28,235	9,693
Net cash provided by (used in) operating activities	8,970	(9,170)	2,459	3,642	4,087	15,032	17,024
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	(181,181)	-	-	(282,587)
Net proceeds from the issuance of membership units	-	(100)	(2,200)	199,694	-	(8,700)	294,664
Distributions	(6,248)	(8,705)	(20,277)	-	(5,688)	(17,454)	(11,178)
Net cash provided by (used in) financing activities	(6,248)	(8,805)	(22,477)	18,513	(5,688)	(26,154)	899
Net change in cash	2,723	(17,975)	(20,018)	22,155	(1,601)	(11,122)	17,923
Cash at beginning of year	2,675	18,012	32,769	-	7,161	17,446	-
Cash at end of year	$5,398	$38	$12,751	$22,155	$5,559	$6,324	$17,923
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,298	$10,320	$493	$-	$12,769	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$176,000	$-	$-	$273,760
Deemed contribution from Manager	$-	$10,439	$-	$376	$-	$-	$2,893

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Jill	Johnny	June	Jupiter	Kawana	Kennesaw	Kenny

Cash Flows from Operating Activities:
Net income (loss)	$(11,207)	$(9,958)	$(8,807)	$(4,143)	$(1,605)	$1,968	$(3,501)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	10,952	16,096	16,096	5,811	7,572	11,673	18,952
Amortization	-	492	492	60	73	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(3,805)	(4,503)	(3,295)	-	-	-	(3,095)
Deposits	(2,195)	(3,795)	(3,545)	(1,869)	(2,543)	(2,495)	(3,095)
Prepaid expenses	8,458	1,686	1,699	3,557	4,298	1,711	2,078
Due from (to) third party property managers	(6,709)	(10,266)	(9,784)	(7,006)	(7,036)	(3,106)	(9,234)
Increase (decrease) in liabilities
Accrued expenses	(1,546)	(1,879)	(2,538)	(975)	(1,578)	(4,324)	(2,915)
Tenant Deposits	2,195	3,795	3,545	1,869	2,543	2,495	3,095
Due to (from) related parties	16,528	27,722	33,940	3,991	5,899	16,683	12,981
Net cash provided by (used in) operating activities	12,672	19,389	27,802	1,295	7,622	24,605	15,266
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	(2,520)	(1,800)	(200)	(100)	(850)	(6,500)
Distributions	(8,580)	(17,941)	(18,608)	(3,151)	(5,839)	(13,115)	(17,404)
Net cash provided by (used in) financing activities	(8,580)	(20,461)	(20,408)	(3,351)	(5,939)	(13,965)	(23,904)
Net change in cash	4,092	(1,072)	7,394	(2,056)	1,684	10,640	(8,639)
Cash at beginning of year	648	34,856	5,677	6,229	836	17,930	24,406
Cash at end of year	$4,740	$33,784	$13,071	$4,172	$2,520	$28,570	$15,768
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$13,337	$15,288	$15,288	$6,523	$7,532	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	KerriAnn	Kessler	Kingsley	Kirkwood	Korin	Lallie	Lanier

Cash Flows from Operating Activities:
Net income (loss)	$(8,795)	$(9,168)	$(16,108)	$(5,558)	$(503)	$(40,670)	$(12,913)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,371	8,217	8,580	7,184	7,646	10,774	10,644
Amortization	88	-	97	71	-	105	91
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(1,595)	(440)	(1,595)	-	-	-
Deposits	(2,369)	(1,595)	(2,869)	(2,393)	(1,995)	-	(2,295)
Prepaid expenses	4,255	5,234	2,783	5,633	768	7,589	7,490
Due from (to) third party property managers	(4,919)	(4,796)	(7,326)	(4,669)	(5,790)	1,579	235
Increase (decrease) in liabilities
Accrued expenses	(4,981)	(1,722)	(2,554)	(1,866)	6,561	(2,237)	(1,999)
Tenant Deposits	2,369	1,595	2,869	2,393	1,995	-	2,295
Due to (from) related parties	4,418	8,500	4,252	5,697	13,267	23,122	(12,166)
Net cash provided by (used in) operating activities	(563)	4,670	(10,717)	4,897	21,948	262	(8,618)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	(286,463)	-	-
Net proceeds from the issuance of membership units	-	(2,500)	-	-	298,485	(600)	(100)
Distributions	(3,797)	(3,439)	(7,193)	(3,291)	(11,997)	(3,964)	(5,940)
Net cash provided by (used in) financing activities	(3,797)	(5,939)	(7,193)	(3,291)	25	(4,564)	(6,040)
Net change in cash	(4,361)	(1,269)	(17,910)	1,606	21,973	(4,301)	(14,657)
Cash at beginning of year	14,504	2,740	17,910	1,921	-	4,816	24,791
Cash at end of year	$10,143	$1,471	$-	$3,527	$21,973	$515	$10,134
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,310	$10,641	$10,040	$8,716	$-	$11,228	$12,626

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$-	$278,865	$-	$-
Deemed contribution from Manager	$4,919	$-	$4,917	$-	$(939)	$4,115	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Lannister	Latte	Lennox	Lierly	Lily	Limestone	Litton

Cash Flows from Operating Activities:
Net income (loss)	$(5,207)	$1,112	$(12,583)	$2,712	$(10,132)	$(25,061)	$(6,999)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,054	10,022	5,956	5,864	14,986	8,046	8,826
Amortization	102	-	72	192	103	76	867
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	(1,167)	(155)	(1,881)	(4,390)
Deposits	(1,943)	(3,293)	(1,695)	(1,750)	(2,395)	(3,293)	(2,445)
Prepaid expenses	5,540	1,477	447	(101)	9,456	2,683	1,258
Due from (to) third party property managers	(4,094)	(9,945)	(3,560)	(831)	(7,687)	5,182	(6,564)
Increase (decrease) in liabilities
Accrued expenses	(2,757)	(490)	987	2,925	(4,761)	(5,252)	2,053
Tenant Deposits	1,943	3,293	1,695	1,750	2,395	3,293	2,445
Due to (from) related parties	572	7,195	(1,625)	(1,670)	(32,133)	7,969	12,579
Net cash provided by (used in) operating activities	210	9,371	(10,307)	7,925	(30,324)	(8,239)	7,630
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	(800)	(5,700)	-	-	(600)	(200)	(100)
Distributions	(2,845)	(12,417)	(6,780)	(8,416)	(5,531)	(4,524)	(9,420)
Net cash provided by (used in) financing activities	(3,645)	(18,117)	(6,780)	(8,416)	(6,131)	(4,724)	(9,520)
Net change in cash	(3,434)	(8,746)	(17,086)	(491)	(36,455)	(12,963)	(1,890)
Cash at beginning of year	4,232	17,864	21,323	21,568	41,852	14,859	10,902
Cash at end of year	$797	$9,117	$4,237	$21,077	$5,397	$1,897	$9,012
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$7,176	$-	$6,535	$5,407	$12,174	$8,504	$10,385

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$-	$-	$-	$5,715	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Longwoods	Lookout	Loretta	Louis	Louise	Lovejoy	Luna

Cash Flows from Operating Activities:
Net income (loss)	$(9,881)	$2,382	$(4,476)	$(5,396)	$(3,689)	$(15,596)	$(17,548)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,702	9,483	18,876	3,701	7,578	8,140	5,912
Amortization	-	-	-	-	71	76	75
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(1,895)	-	-	-	-	-
Deposits	(1,995)	(2,145)	(3,445)	(1,895)	(2,369)	(1,995)	(1,750)
Prepaid expenses	532	974	2,749	562	4,793	5,944	3,293
Due from (to) third party property managers	(3,958)	(5,827)	(8,996)	(6,847)	(6,765)	346	3,791
Increase (decrease) in liabilities
Accrued expenses	9,648	(583)	(3,281)	5,359	238	(5,391)	(1,724)
Tenant Deposits	1,995	2,145	3,445	1,895	2,369	1,995	1,750
Due to (from) related parties	8,603	1,819	10,990	9,854	(9,495)	7,535	(565)
Net cash provided by (used in) operating activities	8,645	6,353	15,861	7,232	(7,269)	1,053	(6,766)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(277,896)	-	-	(277,868)	-	-	-
Net proceeds from the issuance of membership units	296,948	(1,000)	(11,100)	299,924	-	-	-
Distributions	(6,106)	(11,209)	(17,825)	(6,159)	(7,146)	(5,515)	(5,834)
Net cash provided by (used in) financing activities	12,946	(12,209)	(28,925)	15,897	(7,146)	(5,515)	(5,834)
Net change in cash	21,591	(5,856)	(13,064)	23,129	(14,415)	(4,462)	(12,601)
Cash at beginning of year	-	15,181	23,875	-	22,275	5,439	15,413
Cash at end of year	$21,591	$9,326	$10,811	$23,129	$7,859	$977	$2,813
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$-	$8,033	$6,866	$7,013

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$270,000	$-	$-	$270,300	$-	$-	$-
Deemed contribution from Manager	$370	$-	$-	$106	$-	$-	$4,172

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Lurleen	Madison	Mae	Magnolia	Malbec	Mammoth	Marcelo

Cash Flows from Operating Activities:
Net income (loss)	$(15,526)	$(17,166)	$1,170	$(5,975)	$(12,772)	$(27,818)	$(1,801)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,329	5,655	9,728	8,308	8,776	9,371	7,822
Amortization	550	93	-	142	134	84	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	(1,907)	(140)	(50)	-	(3,390)
Deposits	(1,695)	(1,449)	(4,190)	(1,795)	(2,195)	(2,095)	(1,945)
Prepaid expenses	972	3,363	1,775	4,217	1,385	5,514	870
Due from (to) third party property managers	3,154	2,159	(12,854)	(1,984)	5,721	7,912	(4,994)
Increase (decrease) in liabilities
Accrued expenses	(8,912)	(2,366)	4,582	(1,760)	(108)	(2,984)	(1,722)
Tenant Deposits	1,695	1,449	4,190	1,795	2,195	2,095	1,945
Due to (from) related parties	106,276	5,846	7,522	21,941	654	4,324	9,992
Net cash provided by (used in) operating activities	95,843	(2,415)	10,017	24,749	3,740	(3,595)	6,777
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(223,902)	-	-	-	-	-	-
Net proceeds from the issuance of membership units	136,159	-	(10,100)	(100)	-	-	(100)
Distributions	(7,990)	(3,539)	(16,325)	(3,477)	(9,099)	(3,513)	(14,860)
Net cash provided by (used in) financing activities	(95,733)	(3,539)	(26,425)	(3,577)	(9,099)	(3,513)	(14,960)
Net change in cash	109	(5,954)	(16,408)	21,172	(5,358)	(7,108)	(8,183)
Cash at beginning of year	-	8,751	29,828	3,512	19,049	12,991	23,489
Cash at end of year	$109	$2,797	$13,420	$24,684	$13,690	$5,883	$15,306
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$8,279	$7,160	$-	$9,985	$9,781	$11,389	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$121,000	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$3,887	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Marie	Marietta	Marion	Marple	Martell	Mary	Matchingham

Cash Flows from Operating Activities:
Net income (loss)	$334	$(16,367)	$(14,649)	$(8,623)	$(19,607)	$(6,990)	$(7,090)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,062	8,289	3,963	2,412	3,572	3,732	5,825
Amortization	-	-	-	-	-	-	62
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(2,095)	-	-	-	-	-
Deposits	(2,745)	(2,095)	(1,795)	(2,093)	-	(2,095)	(1,795)
Prepaid expenses	1,865	3,129	1,169	222	563	481	1,851
Due from (to) third party property managers	(7,341)	382	(2,989)	(3,027)	1,276	(5,920)	(6,841)
Increase (decrease) in liabilities
Accrued expenses	8,326	(2,019)	7,641	5,260	4,256	7,434	(1,711)
Tenant Deposits	2,745	2,095	1,795	2,093	-	2,095	1,795
Due to (from) related parties	13,090	18,620	11,055	6,919	9,488	10,460	1,783
Net cash provided by (used in) operating activities	24,335	9,939	6,190	3,163	(452)	9,197	(6,121)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(328,885)	-	(262,733)	(181,129)	(268,166)	(280,055)	-
Net proceeds from the issuance of membership units	341,482	(3,000)	281,169	196,682	286,198	293,203	-
Distributions	(14,072)	(7,088)	(3,043)	(4,895)	(3,408)	(6,668)	(6,502)
Net cash provided by (used in) financing activities	(1,475)	(10,088)	15,393	10,658	14,624	6,480	(6,502)
Net change in cash	22,860	(150)	21,583	13,821	14,172	15,677	(12,623)
Cash at beginning of year	-	1,248	-	-	-	-	20,963
Cash at end of year	$22,860	$1,099	$21,583	$13,821	$14,172	$15,677	$8,340
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$10,077	$-	$-	$-	$-	$5,733

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$318,500	$-	$255,000	$176,000	$260,000	$271,280	$-
Deemed contribution from Manager	$3,438	$-	$2,316	$1,947	$-	$3,112	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	McGregor	McLovin	Meadow	Mimosa	Mojave	Murphy	Mycroft

Cash Flows from Operating Activities:
Net income (loss)	$3,610	$(12,407)	$(10,045)	$(3,570)	$(2,340)	$(8,400)	$(6,390)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,264	12,438	8,820	5,910	7,049	8,171	2,466
Amortization	-	117	79	672	133	77	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(1,895)	(2,995)	(1,770)	(847)	-	-	-
Deposits	(1,895)	(3,495)	-	(1,495)	(1,096)	(2,295)	(1,395)
Prepaid expenses	150	12,486	4,325	749	2,894	4,084	226
Due from (to) third party property managers	(5,471)	(8,910)	(8,019)	(7,669)	(725)	(9,006)	(3,995)
Increase (decrease) in liabilities
Accrued expenses	(1,061)	(6,513)	(2,426)	(8,472)	(2,373)	(1,999)	5,363
Tenant Deposits	1,895	3,495	-	1,495	1,596	2,295	1,395
Due to (from) related parties	9,759	3,232	9,916	246,956	7,277	2,602	7,143
Net cash provided by (used in) operating activities	13,355	(2,553)	880	233,729	12,416	(4,471)	4,813
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	(220,582)	-	-	(185,222)
Net proceeds from the issuance of membership units	(2,900)	(400)	(100)	(3,510)	(700)	(100)	200,772
Distributions	(12,117)	(9,007)	(4,453)	(7,195)	(6,539)	(7,832)	(4,996)
Net cash provided by (used in) financing activities	(15,017)	(9,407)	(4,553)	(231,287)	(7,239)	(7,932)	10,554
Net change in cash	(1,662)	(11,960)	(3,673)	2,442	5,177	(12,403)	15,368
Cash at beginning of year	11,409	16,279	4,686	-	5,449	20,675	-
Cash at end of year	$9,748	$4,318	$1,014	$2,442	$10,626	$8,272	$15,368
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$14,358	$8,406	$7,793	$6,971	$8,109	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$124,700	$-	$-	$180,000
Deemed contribution from Manager	$-	$-	$4,033	$-	$-	$-	$252

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Nugget	Odessa	Olive	Oly	Onyx	Oscar	Osceola

Cash Flows from Operating Activities:
Net income (loss)	$(4,505)	$(37,338)	$(16,749)	$(11,890)	$(7,857)	$(18,889)	$(21,922)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	15,387	14,664	7,377	12,529	5,494	3,055	3,850
Amortization	-	119	67	117	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(2,795)	(2,795)	(179)	(5,690)	-	-	-
Deposits	(3,295)	(4,193)	(1,895)	(2,795)	(2,295)	-	(1,696)
Prepaid expenses	600	8,825	4,058	7,779	-	752	2,196
Due from (to) third party property managers	(8,428)	221	(1,622)	(7,787)	(2,183)	23,223	(35)
Increase (decrease) in liabilities
Accrued expenses	538	(7,121)	1,179	(5,150)	7,699	6,425	7,840
Tenant Deposits	3,295	4,193	1,895	2,795	2,295	-	1,696
Due to (from) related parties	20,763	21,729	2,264	10,866	(1,522)	14,438	7,736
Net cash provided by (used in) operating activities	21,561	(1,696)	(3,605)	775	1,630	29,004	(336)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	(335,162)	(257,612)	(289,059)
Net proceeds from the issuance of membership units	(5,200)	(100)	(600)	-	355,119	276,320	309,740
Distributions	(18,825)	(5,688)	(5,734)	(8,518)	(7,686)	(2,986)	(3,350)
Net cash provided by (used in) financing activities	(24,025)	(5,788)	(6,334)	(8,518)	12,270	15,722	17,331
Net change in cash	(2,465)	(7,485)	(9,939)	(7,743)	13,900	44,726	16,995
Cash at beginning of year	18,287	8,131	10,245	20,613	-	-	-
Cash at end of year	$15,822	$647	$306	$12,870	$13,900	$44,726	$16,995
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$14,631	$5,899	$14,385	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$-	$325,000	$250,000	$280,000
Deemed contribution from Manager	$-	$6,512	$6,103	$-	$467	$1,208	$7

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Osprey	Otoro	Palmer	Patrick	Peanut	Pearl	Pecan

Cash Flows from Operating Activities:
Net income (loss)	$(2,346)	$(53,334)	$(12,715)	$2,297	$(7,374)	$(28,816)	$2,304
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	10,980	10,984	3,822	6,614	5,929	14,997	5,725
Amortization	-	94	-	66	62	-	68
Credit loss expense (recovery)	-	8,385	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(8,385)	-	-	-	-	(1,600)
Deposits	(4,590)	-	-	(1,575)	(2,093)	(2,795)	(3,613)
Prepaid expenses	1,908	7,695	509	(59)	4,120	1,669	(68)
Due from (to) third party property managers	(11,792)	(13,776)	1,230	194	(8,249)	4,998	(940)
Increase (decrease) in liabilities
Accrued expenses	2,649	(5,430)	5,549	1,943	240	(1,637)	2,821
Tenant Deposits	4,590	-	-	1,575	2,093	2,795	3,613
Due to (from) related parties	7,169	58,457	7,986	(10,919)	4,748	24,550	(2,159)
Net cash provided by (used in) operating activities	8,567	4,690	6,380	137	(524)	15,761	6,151
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	(301,518)	-	-	-	-
Net proceeds from the issuance of membership units	-	(1,000)	320,984	-	(950)	(4,500)	-
Distributions	(11,687)	(4,091)	(3,472)	(5,315)	(4,028)	(21,500)	(8,446)
Net cash provided by (used in) financing activities	(11,687)	(5,091)	15,994	(5,315)	(4,978)	(26,000)	(8,446)
Net change in cash	(3,119)	(401)	22,375	(5,178)	(5,502)	(10,239)	(2,295)
Cash at beginning of year	15,951	2,223	-	14,028	5,669	34,369	21,146
Cash at end of year	$12,831	$1,822	$22,375	$8,850	$167	$24,130	$18,851
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$10,727	$-	$4,374	$8,433	$-	$4,557

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$293,000	$-	$-	$-	$-
Deemed contribution from Manager	$-	$-	$(263)	$-	$-	$16,791	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Peterson	Piedmont	Pinot	Pioneer	Plumtree	Point	Porthos

Cash Flows from Operating Activities:
Net income (loss)	$(9,482)	$(11,382)	$(4,365)	$(3,937)	$5,369	$(8,566)	$(6,600)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	1,552	10,526	8,859	16,234	5,535	10,500	3,456
Amortization	-	-	143	-	164	92	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(2,295)	-	-	-	(797)	-
Deposits	(1,595)	(2,295)	(2,195)	(3,445)	(3,000)	(2,295)	(2,295)
Prepaid expenses	239	7,678	2,139	791	(78)	8,562	948
Due from (to) third party property managers	1,809	(7,337)	2,850	(9,232)	(1,694)	(9,586)	(4,125)
Increase (decrease) in liabilities
Accrued expenses	2,811	(2,965)	(922)	1,401	2,005	(2,533)	11,717
Tenant Deposits	1,595	2,295	2,195	3,445	3,000	2,295	2,295
Due to (from) related parties	6,029	11,814	(3,066)	4,313	267	1,224	12,371
Net cash provided by (used in) operating activities	2,958	6,039	5,637	9,570	11,569	(1,103)	17,768
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(233,055)	-	-	-	-	-	(311,308)
Net proceeds from the issuance of membership units	251,214	(100)	(100)	(2,500)	-	(1,500)	330,000
Distributions	-	(5,928)	(9,166)	(15,647)	(10,228)	(6,330)	(8,220)
Net cash provided by (used in) financing activities	18,159	(6,028)	(9,266)	(18,147)	(10,228)	(7,830)	10,472
Net change in cash	21,117	11	(3,629)	(8,577)	1,340	(8,934)	28,240
Cash at beginning of year	-	3,075	20,217	16,528	22,430	17,871	-
Cash at end of year	$21,117	$3,086	$16,588	$7,950	$23,770	$8,937	$28,240
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$12,753	$9,889	$-	$3,226	$12,810	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$225,790	$-	$-	$-	$-	$-	$302,000
Deemed contribution from Manager	$2,471	$-	$-	$-	$-	$-	$2,033

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Quincy	Redondo	Regency	Reginald	Reynolds	Ribbonwalk	Richardson

Cash Flows from Operating Activities:
Net income (loss)	$(18,776)	$(17,407)	$(2,582)	$889	$5,495	$(7,085)	$(434)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	15,029	8,617	6,954	13,642	11,810	8,791	8,646
Amortization	492	919	687	493	-	81	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(4,156)	-	-	(2,695)	-	-	(3,990)
Deposits	(2,695)	(2,695)	(3,793)	(4,293)	(2,495)	(1,995)	(1,995)
Prepaid expenses	6,364	1,251	2,435	3,631	1,950	4,082	1,188
Due from (to) third party property managers	(7,283)	(8,413)	(6,577)	(4,750)	(2,325)	(12,780)	(5,040)
Increase (decrease) in liabilities
Accrued expenses	(1,969)	(2,961)	2,595	(6,364)	(5,107)	(3,677)	744
Tenant Deposits	2,695	2,695	3,793	4,293	2,495	1,995	1,995
Due to (from) related parties	21,264	24,691	131,761	19,621	20,812	7,796	15,566
Net cash provided by (used in) operating activities	10,964	6,696	135,274	24,466	32,635	(2,793)	16,680
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	(281,390)	-	-	-	-
Net proceeds from the issuance of membership units	(15,300)	(300)	164,047	(1,400)	(300)	-	(500)
Distributions	(16,191)	(6,765)	(8,949)	(13,048)	(15,238)	(4,026)	(13,634)
Net cash provided by (used in) financing activities	(31,491)	(7,065)	(126,292)	(14,448)	(15,538)	(4,026)	(14,134)
Net change in cash	(20,527)	(369)	8,982	10,018	17,097	(6,819)	2,546
Cash at beginning of year	27,074	1,721	-	2,299	17,087	7,106	16,699
Cash at end of year	$6,547	$1,352	$8,982	$12,317	$34,185	$287	$19,245
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$4,708	$11,352	$10,299	$493	$-	$8,761	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$151,250	$-	$-	$-	$-
Deemed contribution from Manager	$-	$-	$-	$-	$-	$4,402	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Richmond	Ridge	Ritter	River	Riverwalk	Rooney	Roseberry

Cash Flows from Operating Activities:
Net income (loss)	$(8,836)	$(8,753)	$(25,916)	$(9,266)	$4,364	$(7,410)	$(3,749)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	2,616	5,983	13,864	7,323	10,855	8,844	9,026
Amortization	-	72	-	68	-	90	78
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	(4,790)	(2,095)	(1,630)
Deposits	(2,695)	(2,543)	(3,500)	(2,993)	(4,790)	(2,095)	(3,443)
Prepaid expenses	347	2,284	1,545	2,414	1,140	5,308	1,224
Due from (to) third party property managers	2,076	(10,377)	(2,143)	(3,469)	(9,621)	(6,628)	(8,910)
Increase (decrease) in liabilities
Accrued expenses	3,798	(416)	(5,101)	(1,527)	(4,122)	(2,136)	(3,912)
Tenant Deposits	2,695	2,543	3,500	2,993	4,790	2,095	3,443
Due to (from) related parties	2,672	(841)	20,949	1,007	21,974	9,750	5,877
Net cash provided by (used in) operating activities	2,672	(12,048)	3,200	(3,449)	19,800	5,722	(1,996)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	(300)	(500)	(8,400)	(200)	(100)
Distributions	-	(4,576)	(11,609)	(8,131)	(11,738)	(4,685)	(6,872)
Net cash provided by (used in) financing activities	-	(4,576)	(11,909)	(8,631)	(20,138)	(4,885)	(6,972)
Net change in cash	2,672	(16,624)	(8,709)	(12,080)	(338)	837	(8,968)
Cash at beginning of year	-	17,882	14,795	21,045	12,003	3,150	11,158
Cash at end of year	$2,672	$1,258	$6,086	$8,965	$11,665	$3,987	$2,190
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$6,963	$-	$8,035	$-	$10,654	$9,848

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$379,880	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$2,682	$-	$-	$-	$-	$5,004	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Rosewood	Roxy	Saddlebred	Saint	Sajni	Salem	Salinas

Cash Flows from Operating Activities:
Net income (loss)	$(4,408)	$(7,974)	$(16,931)	$(3,584)	$(8,128)	$(6,758)	$(30,883)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,438	8,958	15,278	7,562	8,995	8,775	5,682
Amortization	72	80	108	78	-	137	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	(785)	(1,995)	(8,243)	(3,990)	-	-	-
Deposits	(2,768)	(1,995)	(4,168)	(2,495)	(2,745)	(2,195)	(1,945)
Prepaid expenses	3,357	4,336	6,508	6,637	953	2,392	251
Due from (to) third party property managers	(7,098)	(6,210)	(8,882)	(5,730)	(7,579)	(2,529)	10,745
Increase (decrease) in liabilities
Accrued expenses	(873)	(1,542)	(3,925)	(10,477)	5,752	(38)	4,818
Tenant Deposits	2,768	1,995	4,168	2,495	2,745	2,195	1,945
Due to (from) related parties	5,978	9,856	9,716	12,012	5,929	376	16,769
Net cash provided by (used in) operating activities	3,682	5,511	(6,372)	2,509	5,922	2,353	7,382
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	(309,457)	-	(235,663)
Net proceeds from the issuance of membership units	-	(400)	-	-	323,100	-	251,086
Distributions	(3,260)	(3,727)	(5,341)	(7,243)	(12,607)	(8,253)	(8,425)
Net cash provided by (used in) financing activities	(3,260)	(4,127)	(5,341)	(7,243)	1,036	(8,253)	6,998
Net change in cash	422	1,383	(11,713)	(4,734)	6,958	(5,900)	14,381
Cash at beginning of year	1,800	2,685	21,247	26,429	-	16,872	-
Cash at end of year	$2,222	$4,069	$9,534	$21,695	$6,958	$10,972	$14,381
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$9,050	$10,554	$12,993	$8,293	$-	$9,967	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$-	$300,000	$-	$230,000
Deemed contribution from Manager	$-	$-	$5,476	$-	$1,424	$-	$948

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Saturn	Scepter	Sequoyah	Shallowford	Shoreline	Sigma	Simon

Cash Flows from Operating Activities:
Net income (loss)	$(7,498)	$(7,993)	$(19,998)	$(10,785)	$(17,079)	$(8,282)	$(8,179)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,560	6,475	6,801	9,928	8,520	10,392	3,314
Amortization	60	72	672	-	96	92	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	(2,739)	-	(5,049)	-
Deposits	(1,806)	(1,795)	(1,795)	(2,545)	(2,295)	(2,869)	(2,095)
Prepaid expenses	3,057	3,924	1,155	7,108	2,482	6,850	470
Due from (to) third party property managers	(5,527)	(4,967)	(5,267)	(6,043)	(4,747)	(6,385)	(5,614)
Increase (decrease) in liabilities
Accrued expenses	249	(1,504)	2,723	(1,882)	(2,169)	(4,734)	8,259
Tenant Deposits	1,806	1,795	1,795	2,545	2,295	2,869	2,095
Due to (from) related parties	2,482	5,300	12,029	14,993	7,079	(7,603)	10,661
Net cash provided by (used in) operating activities	1,383	1,307	(1,884)	10,580	(5,819)	(14,719)	8,911
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	-	(298,435)
Net proceeds from the issuance of membership units	(600)	(1,100)	-	(300)	(100)	-	315,180
Distributions	(3,000)	(3,370)	(6,562)	(7,790)	(6,354)	(6,307)	(7,165)
Net cash provided by (used in) financing activities	(3,600)	(4,470)	(6,562)	(8,090)	(6,454)	(6,307)	9,580
Net change in cash	(2,217)	(3,163)	(8,447)	2,490	(12,274)	(21,025)	18,491
Cash at beginning of year	6,596	7,959	10,446	1,845	12,274	28,918	-
Cash at end of year	$4,379	$4,796	$2,000	$4,335	$-	$7,893	$18,491
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$6,523	$7,396	$8,048	$11,991	$9,896	$10,536	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$-	$-	$-	$288,960
Deemed contribution from Manager	$4,071	$4,003	$-	$-	$7,286	$-	$2,221

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Sims	Soapstone	Sodalis	Spencer	Splash	Spring	Stonebriar

Cash Flows from Operating Activities:
Net income (loss)	$(9,127)	$2,740	$(2,900)	$(9,982)	$(3,603)	$1,566	$(7,129)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,749	6,000	7,959	8,313	5,955	6,803	5,574
Amortization	-	192	-	90	23	-	59
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	-	-	-	-
Deposits	(2,768)	250	(2,000)	(2,349)	(1,550)	(1,695)	(2,790)
Prepaid expenses	478	(149)	823	3,750	(30)	940	3,101
Due from (to) third party property managers	(4,951)	(2,669)	(6,337)	(8,147)	(18)	(8,685)	(1,665)
Increase (decrease) in liabilities
Accrued expenses	5,368	1,832	148	(1,814)	2,618	3,268	(1,191)
Tenant Deposits	2,768	1,600	2,000	2,349	1,550	1,695	2,790
Due to (from) related parties	10,507	(4,121)	9,688	95	(83)	5,579	17,662
Net cash provided by (used in) operating activities	6,025	5,676	9,381	(7,693)	4,863	9,470	16,411
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(281,422)	-	-	-	-	-	-
Net proceeds from the issuance of membership units	299,872	-	(400)	-	-	(1,100)	-
Distributions	(6,491)	(7,201)	(9,406)	(8,296)	(8,498)	(10,620)	(2,840)
Net cash provided by (used in) financing activities	11,960	(7,201)	(9,806)	(8,296)	(8,498)	(11,720)	(2,840)
Net change in cash	17,985	(1,526)	(425)	(15,989)	(3,634)	(2,250)	13,571
Cash at beginning of year	-	18,435	6,342	16,586	17,449	11,480	1,421
Cash at end of year	$17,985	$16,910	$5,917	$597	$13,815	$9,230	$14,993
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$5,265	$-	$9,109	$4,882	$-	$6,443

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$272,900	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$1,053	$-	$-	$5,195	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Sugar	Summerset	Sundance	Sunnyside	Swift	Taylor	Terracotta

Cash Flows from Operating Activities:
Net income (loss)	$(12,832)	$(10,855)	$(16,355)	$3,012	$5,151	$(20,915)	$(9,329)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,559	7,528	10,207	5,572	10,575	7,368	7,573
Amortization	92	80	919	-	-	-	81
Credit loss expense (recovery)	-	-	-	-	-	(1,246)	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(5,475)	(4,390)	-	-	(1,445)	(2,095)
Deposits	(3,590)	(2,119)	(2,695)	(1,745)	(2,295)	(1,495)	(3,143)
Prepaid expenses	2,975	2,932	1,200	1,606	(133)	2,140	6,494
Due from (to) third party property managers	(7,668)	14,178	(14,931)	(4,148)	(2,287)	1,046	(6,562)
Increase (decrease) in liabilities
Accrued expenses	(926)	(2,110)	(6,286)	(1,259)	(4,057)	(2,035)	(3,135)
Tenant Deposits	3,590	2,119	2,695	1,745	2,295	1,495	3,143
Due to (from) related parties	(2,358)	(2,090)	33,912	11,339	26,639	18,076	6,556
Net cash provided by (used in) operating activities	(12,158)	4,187	4,276	16,123	35,887	2,989	(418)
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	(228,153)	-	-	-
Net proceeds from the issuance of membership units	(200)	(100)	(200)	243,594	(500)	(100)	-
Distributions	(4,846)	(3,033)	(7,395)	(10,542)	(13,428)	(4,142)	(6,981)
Net cash provided by (used in) financing activities	(5,046)	(3,133)	(7,595)	4,899	(13,928)	(4,242)	(6,981)
Net change in cash	(17,205)	1,054	(3,319)	21,022	21,960	(1,253)	(7,399)
Cash at beginning of year	20,024	1,043	10,726	-	11,245	2,567	13,875
Cash at end of year	$2,820	$2,097	$7,408	$21,022	$33,205	$1,314	$6,476
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$10,060	$7,746	$11,352	$-	$-	$6,904	$8,706

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$225,770	$-	$-	$-
Deemed contribution from Manager	$5,490	$4,742	$-	$(556)	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Theodore	Tulip	Tuscan	Tuscarora	Tuxford	Vernon	Walton

Cash Flows from Operating Activities:
Net income (loss)	$(11,999)	$(25,792)	$2,165	$(4,819)	$(10,409)	$(11,481)	$(22,948)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	3,289	8,726	8,879	8,417	7,203	9,650	8,246
Amortization	-	81	28	-	70	70	492
Credit loss expense (recovery)	-	10,769	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	(6,285)	-	-	-	-	-
Deposits	(1,995)	(4,390)	(2,295)	(3,295)	(1,895)	(2,843)	(2,095)
Prepaid expenses	470	4,264	209	1,804	13,873	3,437	3,178
Due from (to) third party property managers	(138)	(15,644)	2,204	(13,419)	(8,658)	(6,371)	(5,502)
Increase (decrease) in liabilities
Accrued expenses	7,881	(2,757)	1,466	5,642	(6,617)	(1,610)	1,179
Tenant Deposits	1,995	4,390	2,295	3,295	1,895	2,843	2,095
Due to (from) related parties	7,144	31,015	(8,116)	17,492	8,371	5,745	30,553
Net cash provided by (used in) operating activities	6,646	4,377	6,835	15,117	3,833	(560)	15,198
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	(296,211)	-	-	(344,307)	-	-	-
Net proceeds from the issuance of membership units	313,394	-	-	359,177	-	-	(2,100)
Distributions	(3,392)	(4,485)	(8,391)	(11,682)	(4,219)	(4,528)	(8,983)
Net cash provided by (used in) financing activities	13,791	(4,485)	(8,391)	3,188	(4,219)	(4,528)	(11,083)
Net change in cash	20,437	(107)	(1,556)	18,305	(386)	(5,088)	4,115
Cash at beginning of year	-	771	18,855	-	746	6,224	483
Cash at end of year	$20,437	$664	$17,299	$18,305	$360	$1,136	$4,598
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$10,621	$7,227	$-	$6,987	$7,117	$10,173

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$286,600	$-	$-	$335,990	$-	$-	$-
Deemed contribution from Manager	$1,966	$-	$-	$1,971	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Wave	Weldon	Wellington	Wentworth	Wescott	Westchester	Wildwood

Cash Flows from Operating Activities:
Net income (loss)	$(36,176)	$(2,942)	$(1,951)	$(3,600)	$(13,271)	$(18,598)	$(248)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,164	5,811	12,380	6,833	7,530	9,374	6,063
Amortization	81	59	-	123	116	91	98
Credit loss expense (recovery)	-	-	-	-	-	-	-
Loss on sale of property	-	-	-	-	-	-	-
(Increase) Decrease in assets
Other receivables	-	-	-	(1,595)	(1,795)	-	(1,595)
Deposits	(2,744)	(2,168)	(2,395)	(3,190)	(4,985)	(3,119)	(1,845)
Prepaid expenses	5,408	2,915	1,347	3,257	4,848	4,057	5,461
Due from (to) third party property managers	6,698	(8,600)	(1,812)	2,744	1,074	(12,341)	(4,995)
Increase (decrease) in liabilities
Accrued expenses	(3,287)	(2,297)	(3,296)	(3,368)	(2,689)	(2,218)	(922)
Tenant Deposits	2,744	2,168	2,395	3,190	4,985	3,119	1,845
Due to (from) related parties	23,324	2,982	4,005	7,262	12,480	8,790	2,529
Net cash provided by (used in) operating activities	5,213	(2,071)	10,673	11,656	8,293	(10,845)	6,391
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	-
Cash flows from financing activities
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	(3,500)	-	(500)	(100)	(100)	(100)	(1,600)
Distributions	(2,118)	(2,960)	(16,506)	(8,495)	(4,440)	(9,957)	(4,841)
Net cash provided by (used in) financing activities	(5,618)	(2,960)	(17,006)	(8,595)	(4,540)	(10,057)	(6,441)
Net change in cash	(405)	(5,031)	(6,333)	3,061	3,754	(20,902)	(49)
Cash at beginning of year	1,737	10,131	27,539	8,400	1,739	20,902	8,765
Cash at end of year	$1,332	$5,100	$21,206	$11,461	$5,493	$-	$8,715
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$8,761	$5,349	$-	$6,258	$8,291	$9,700	$6,148

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from Manager	$-	$-	$-	$-	$-	$5,640	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Willow	Wilson	Winchester	Windsor	Winston	Wisteria	Consolidated

Cash Flows from Operating Activities:
Net income (loss)	$1,696	$941	$(14,362)	$(5,720)	$(2,254)	$(9,454)	$(2,268,052)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,045	11,722	2,806	9,618	9,039	8,416	1,952,621
Amortization	-	-	-	101	-	77	22,081
Credit loss expense (recovery)	-	-	-	-	-	-	64,851
Loss on sale of property	-	-	-	-	-	-	39,763
(Increase) Decrease in assets
Other receivables	(1,695)	(2,195)	-	-	(2,859)	-	(242,524)
Deposits	(2,195)	(2,445)	(1,895)	(3,893)	(1,795)	(2,095)	(558,347)
Prepaid expenses	1,197	487	426	2,750	1,440	4,759	685,340
Due from (to) third party property managers	(5,132)	(6,966)	(1,861)	(10,262)	(12,011)	5,459	(1,060,267)
Increase (decrease) in liabilities
Accrued expenses	1,156	1,018	1,948	(2,249)	565	(2,993)	(46,831)
Tenant Deposits	2,195	2,445	1,895	3,893	1,795	2,095	562,789
Due to (from) related parties	15,793	15,724	15,091	1,457	12,765	(5,876)	2,987,705
Net cash provided by (used in) operating activities	21,060	20,732	4,048	(4,305)	6,685	388	2,139,129
Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	256,827
Net cash flows provided by (used in) from investing activities	-	-	-	-	-	-	256,827
Cash flows from financing activities
Repayments of amounts due to related party	-	-	(273,176)	-	-	-	(14,945,813)
Net proceeds from the issuance of membership units	(4,100)	(5,820)	292,056	(100)	(450)	(400)	14,634,904
Distributions	(12,169)	(16,460)	-	(10,069)	(14,867)	(4,597)	(1,875,741)
Net cash provided by (used in) financing activities	(16,269)	(22,280)	18,880	(10,169)	(15,317)	(4,997)	(2,186,651)
Net change in cash	4,791	(1,549)	22,928	(14,474)	(8,632)	(4,608)	209,305
Cash at beginning of year	965	18,254	-	19,324	20,935	15,575	2,322,195
Cash at end of year	$5,756	$16,705	$22,928	$4,851	$12,303	$10,967	$2,531,500
Cash paid for income taxes	$-	$-	$-	$-	$-	$-	$-
Cash paid for interest expenses	$-	$-	$-	$10,623	$-	$9,932	$1,198,358

Supplemental disclosure of non-cash investing and financing activities:
Advance from related party for acquisition of property	$-	$-	$265,000	$-	$-	$-	$15,151,585
Deemed contribution from Manager	$-	$-	$185	$4,416	$-	$-	$237,304

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

NOTE 1: NATURE OF OPERATIONS

Arrived Homes, LLC (“Arrived Homes”) is a Delaware Series limited liability company formed on July 13, 2020 under the laws of Delaware. Arrived Homes, LLC was formed to permit public investment in individual single family rental homes, each of which will be held by a separate property-owning subsidiary owned by a separate Series of limited liability interests, or “Series,” that Arrived Holdings, Inc. (the “Manager”) established. As a Delaware Series limited liability company, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular Series are segregated and enforceable only against the assets of such Series, as provided under Delaware law.

The following list represents each Arrived Homes, LLC’s Series and each Series’ wholly-owned limited liability company (“LLC”), which was used to acquire the Series’ single family rental property, along with the date the Series was formed and the date that the Series’ LLC acquired the single family rental.

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date	Series removed from Arrived Homes
Arrived Homes Series 100, a series of Arrived Homes, LLC (100)	Arrived TN 100, LLC	4/11/2022	4/29/2022
Arrived Homes Series 101, a series of Arrived Homes, LLC (101)	Arrived TN 101, LLC	5/10/2022	5/31/2022
Arrived Homes Series Abbington, a series of Arrived Homes, LLC (Abbington)	Arrived TN Abbington, LLC	5/4/2022	5/12/2022
Arrived Homes Series Abernant, a series of Arrived Homes, LLC (Abernant)	Arrived Homes Series Abernant, a series of Arrived Homes, LLC	7/24/2023	8/16/2023
Arrived Homes Series Alvin, a series of Arrived Homes, LLC (Alvin)	Arrived TN Alvin, LLC	7/25/2023	8/30/2023
Arrived Homes Series Amber, a series of Arrived Homes, LLC (Amber)	Arrived NC Amber, LLC	9/3/2021	9/30/2021
Arrived Homes Series Apollo, a series of Arrived Homes, LLC (Apollo)	Arrived Homes Series Apollo, a series of Arrived Homes, LLC	5/3/2022	5/6/2022
Arrived Homes Series Aster, a series of Arrived Homes, LLC (Aster)	Arrived AR Aster, LLC	6/15/2022	7/11/2022
Arrived Homes Series Augusta, a series of Arrived Homes, LLC (Augusta)	Arrived GA Augusta, LLC	5/10/2023	5/25/2023
Arrived Homes Series Avebury, a series of Arrived Homes, LLC (Avebury)	Arrived AL Avebury, LLC	2/4/2022	2/22/2022
Arrived Homes Series Avondale, a series of Arrived Homes, LLC (Avondale)	Arrived GA Avondale, LLC	5/3/2023	5/23/2023
Arrived Homes Series Badminton, a series of Arrived Homes, LLC (Badminton)	Arrived SC Badminton, LLC	5/21/2021	6/18/2021
Arrived Homes Series Ballinger, a series of Arrived Homes, LLC (Ballinger)	Arrived TN Ballinger, LLC	7/25/2023	11/15/2023
Arrived Homes Series Bandelier, a series of Arrived Homes, LLC (Bandelier)	Arrived AZ Bandelier, LLC	9/16/2021	10/27/2021

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date	Series removed from Arrived Homes
Arrived Homes Series Baron, a series of Arrived Homes, LLC (Baron)	Arrived CO Baron, LLC	4/29/2022	5/10/2022
Arrived Homes Series Basil, a series of Arrived Homes, LLC (Basil)	Arrived SC Basil, LLC	6/1/2021	6/25/2021
Arrived Homes Series Bayside, a series of Arrived Homes, LLC (Bayside)	Arrived SC Bayside, LLC	6/15/2021	7/16/2021
Arrived Homes Series Bazzel, a series of Arrived Homes, LLC (Bazzel)	Arrived SC Bazzel, LLC	5/12/2022	6/10/2022
Arrived Homes Series Bedford, a series of Arrived Homes, LLC (Bedford)	Arrived SC Bedford, LLC	12/28/2021	2/28/2022
Arrived Homes Series Bella, a series of Arrived Homes, LLC (Bella)	Arrived VA Bella, LLC	5/15/2023	6/7/2023
Arrived Homes Series Belle, a series of Arrived Homes, LLC (Belle)	Arrived Homes Series Belle, a series of Arrived Homes, LLC	5/31/2022	6/10/2022
Arrived Homes Series Belvedere, a series of Arrived Homes, LLC (Belvedere)	Arrived GA Belvedere, LLC	5/4/2023	5/16/2023
Arrived Homes Series Bergenia, a series of Arrived Homes, LLC (Bergenia)	Arrived Homes Series Bergenia, a series of Arrived Homes, LLC	7/5/2023	7/12/2023
Arrived Homes Series Blossom, a series of Arrived Homes, LLC (Blossom)	Arrived AR Blossom, LLC	6/15/2022	7/25/2022
Arrived Homes Series Bonneau, a series of Arrived Homes, LLC (Bonneau)	Arrived SC Bonneau, LLC	6/6/2022	7/21/2022
Arrived Homes Series Brainerd, a series of Arrived Homes, LLC (Brainerd)	Arrived TN Brainerd, LLC	10/27/2022	11/9/2022
Arrived Homes Series Braxton, a series of Arrived Homes, LLC (Braxton)	Arrived KY Braxton, LLC	6/17/2022	7/8/2022
Arrived Homes Series Brennan, a series of Arrived Homes, LLC (Brennan)	Arrived AL Brennan, LLC	4/14/2022	4/25/2022
Arrived Homes Series Briarwood, a series of Arrived Homes, LLC (Briarwood)	Arrived AR Briarwood, LLC	7/5/2023	8/10/2023
Arrived Homes Series Brooklyn, a series of Arrived Homes, LLC (Brooklyn)	Arrived Homes Series Brooklyn, a series of Arrived Homes, LLC	10/27/2022	11/15/2022
Arrived Homes Series Burlington, a series of Arrived Homes, LLC (Burlington)	Arrived CO Burlington, LLC	5/3/2022	5/12/2022
Arrived Homes Series Butter, a series of Arrived Homes, LLC (Butter)	Arrived SC Butter, LLC	9/1/2021	11/18/2021
Arrived Homes Series Calvin, a series of Arrived Homes, LLC (Calvin)	Arrived VA Calvin, LLC	7/7/2023	7/27/2023
Arrived Homes Series Camino, a series of Arrived Homes, LLC (Camino)	Arrived Homes Series Camino, a series of Arrived Homes, LLC	6/22/2022	7/8/2022
Arrived Homes Series Cawley, a series of Arrived Homes, LLC (Cawley)	Arrived GA Cawley, LLC	5/23/2023	6/7/2023
Arrived Homes Series Centennial, a series of Arrived Homes, LLC (Centennial)	Arrived NC Centennial LLC	5/28/2021	6/4/2021
Arrived Homes Series Chaparral, a series of Arrived Homes, LLC (Chaparral)	Arrived AR Chaparral, LLC	1/4/2021	1/14/2021
Arrived Homes Series Chelsea, a series of Arrived Homes, LLC (Chelsea)	Arrived AL Chelsea, LLC	2/7/2022	2/24/2022
Arrived Homes Series Chester, a series of Arrived Homes, LLC (Chester)	Arrived TN Chester, LLC	6/22/2022	7/11/2022
Arrived Homes Series Chickamauga, a series of Arrived Homes, LLC (Chickamauga)	Arrived TN Chickamauga, LLC	10/27/2022	11/14/2022
Arrived Homes Series Chinook, a series of Arrived Homes, LLC (Chinook)	Arrived GA Chinook, LLC	5/23/2023	6/7/2023
Arrived Homes Series Chitwood, a series of Arrived Homes, LLC (Chitwood)	Arrived OH Chitwood, LLC	5/26/2022	6/9/2022

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date	Series removed from Arrived Homes
Arrived Homes Series Clover, a series of Arrived Homes, LLC (Clover)	Arrived Homes Series Clover, a series of Arrived Homes, LLC	5/24/2022	6/6/2022
Arrived Homes Series Coatbridge, a series of Arrived Homes, LLC (Coatbridge)	Arrived SC Coatbridge, LLC	6/15/2021	7/1/2021
Arrived Homes Series Collier, a series of Arrived Homes, LLC (Collier)	Arrived TN Collier, LLC	5/31/2022	6/17/2022
Arrived Homes Series Collinston, a series of Arrived Homes, LLC (Collinston)	Arrived NC Collinston, LLC	8/11/2021	9/17/2021
Arrived Homes Series Conway, a series of Arrived Homes, LLC (Conway)	Arrived TN Conway, LLC	5/31/2022	7/14/2022
Arrived Homes Series Cove, a series of Arrived Homes, LLC (Cove)	Arrived Homes Series Cove, a series of Arrived Homes, LLC	12/8/2022	3/23/2023
Arrived Homes Series Creekside, a series of Arrived Homes, LLC (Creekside)	Arrived AR Creekside, LLC	6/15/2022	6/22/2022
Arrived Homes Series Creekwood, a series of Arrived Homes, LLC (Creekwood)	Arrived Homes Series Creekwood, a series of Arrived Homes, LLC	6/22/2022	7/11/2022
Arrived Homes Series Cumberland, a series of Arrived Homes, LLC (Cumberland)	Arrived TN Cumberland, LLC	6/7/2022	7/6/2022
Arrived Homes Series Cupcake, a series of Arrived Homes, LLC (Cupcake)	Arrived AR Cupcake LLC	5/23/2021	9/24/2021
Arrived Homes Series Cypress, a series of Arrived Homes, LLC (Cypress)	Arrived GA Cypress, LLC	6/22/2022	7/15/2022
Arrived Homes Series Daisy, a series of Arrived Homes, LLC (Daisy)	Arrived AR Daisy, LLC	6/15/2022	6/20/2022
Arrived Homes Series Davidson, a series of Arrived Homes, LLC (Davidson)	Arrived NC Davidson LLC	7/22/2021	10/1/2021
Arrived Homes Series Dawson, a series of Arrived Homes, LLC (Dawson)	Arrived SC Dawson, LLC	6/15/2021	7/6/2021
Arrived Homes Series Delta, a series of Arrived Homes, LLC (Delta)	Arrived GA Delta, LLC	12/29/2021	1/26/2022
Arrived Homes Series Dewberry, a series of Arrived Homes, LLC (Dewberry)	Arrived SC Dewberry, LLC	5/21/2021	6/29/2021
Arrived Homes Series Diablo, a series of Arrived Homes, LLC (Diablo)	Arrived AZ Diablo, LLC	11/29/2021	12/27/2021
Arrived Homes Series Dogwood, a series of Arrived Homes, LLC (Dogwood)	Arrived Homes Series Dogwood, a series of Arrived Homes, LLC	5/31/2022	6/6/2022
Arrived Homes Series Dolittle, a series of Arrived Homes, LLC (Dolittle)	Arrived SC Dolittle, LLC	9/1/2021	11/10/2021
Arrived Homes Series Dolly, a series of Arrived Homes, LLC (Dolly)	Arrived TN Dolly, LLC	6/13/2022	6/24/2022
Arrived Homes Series Dops, a series of Arrived Homes, LLC (Dops)	Arrived Homes Series Dops, a series of Arrived Homes, LLC	11/29/2022	12/15/2022
Arrived Homes Series Dorchester, a series of Arrived Homes, LLC (Dorchester)	Arrived SC Dorchester, LLC	5/31/2022	6/10/2022
Arrived Homes Series Dunbar, a series of Arrived Homes, LLC (Dunbar)	Arrived TN Dunbar, LLC	5/19/2022	5/31/2022
Arrived Homes Series Eagle, a series of Arrived Homes, LLC (Eagle)	Arrived AR Eagle, LLC	6/24/2022	8/5/2022

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date	Series removed from Arrived Homes
Arrived Homes Series Eastfair, a series of Arrived Homes, LLC (Eastfair)	Arrived SC Eastfair, LLC	5/21/2021	6/9/2021
Arrived Homes Series Eastwood, a series of Arrived Homes, LLC (Eastwood)	Arrived TN Eastwood, LLC	7/25/2023	8/30/2023
Arrived Homes Series Elevation, a series of Arrived Homes, LLC (Elevation)	Arrived SC Elevation, LLC	7/7/2021	7/21/2021
Arrived Homes Series Ella, a series of Arrived Homes, LLC (Ella)	Arrived TN Ella, LLC	1/10/2023	1/31/2023
Arrived Homes Series Ellen, a series of Arrived Homes, LLC (Ellen)	Arrived IN Ellen, LLC	5/24/2023	7/12/2023
Arrived Homes Series Elm, a series of Arrived Homes, LLC (Elm)	Arrived SC Elm, LLC	6/15/2021	8/16/2021
Arrived Homes Series Emporia, a series of Arrived Homes, LLC (Emporia)	Arrived GA Emporia, LLC	1/7/2022	1/27/2022
Arrived Homes Series Ensenada, a series of Arrived Homes, LLC (Ensenada)	Arrived CO Ensenada, LLC	9/28/2021	10/15/2021
Arrived Homes Series Falcon, a series of Arrived Homes, LLC (Falcon)	Arrived AR Falcon, LLC	6/24/2022	9/9/2022
Arrived Homes Series Felix, a series of Arrived Homes, LLC (Felix)	Arrived NC Felix, LLC	5/24/2023	6/7/2023
Arrived Homes Series Fenwick, a series of Arrived Homes, LLC (Fenwick)	Arrived GA Fenwick, LLC	5/8/2023	5/31/2023
Arrived Homes Series Fletcher, a series of Arrived Homes, LLC (Fletcher)	Arrived AR Fletcher, LLC	7/5/2023	7/26/2023
Arrived Homes Series Folly, a series of Arrived Homes, LLC (Folly)	Arrived SC Folly, LLC	5/31/2022	6/8/2022
Arrived Homes Series Forest, a series of Arrived Homes, LLC (Forest)	Arrived SC Forest, LLC	6/28/2021	7/26/2021
Arrived Homes Series Foster, a series of Arrived Homes, LLC (Foster)	Arrived OH Foster, LLC	5/19/2023	5/31/2023
Arrived Homes Series Franklin, a series of Arrived Homes, LLC (Franklin)	Arrived IN Franklin, LLC	5/24/2023	6/14/2023
Arrived Homes Series Gardens, a series of Arrived Homes, LLC (Gardens)	Arrived Homes Series Gardens, a series of Arrived Homes, LLC	3/17/2022	3/23/2022
Arrived Homes Series General, a series of Arrived Homes, LLC (General)	Arrived VA General, LLC	5/25/2023	6/7/2023
Arrived Homes Series Goose, a series of Arrived Homes, LLC (Goose)	Arrived AR Goose, LLC	6/24/2022	8/5/2022
Arrived Homes Series Grant, a series of Arrived Homes, LLC (Grant)	Arrived GA Grant, LLC	10/1/2021	10/29/2021
Arrived Homes Series Greenhill, a series of Arrived Homes, LLC (Greenhill)	Arrived SC Greenhill, LLC	11/17/2021	1/11/2022
Arrived Homes Series Gretal, a series of Arrived Homes, LLC (Gretal)	Arrived TN Gretal, LLC	7/20/2022	9/29/2022
Arrived Homes Series Grove, a series of Arrived Homes, LLC (Grove)	Arrived Homes Series Grove, a series of Arrived Homes, LLC	4/20/2022	3/29/2022
Arrived Homes Series Hadden, a series of Arrived Homes, LLC (Hadden)	Arrived SC Hadden, LLC	12/29/2021	1/31/2022
Arrived Homes Series Hansard, a series of Arrived Homes, LLC (Hansard)	Arrived TN Hansard, LLC	12/9/2022	12/28/2022
Arrived Homes Series Hansel, a series of Arrived Homes, LLC (Hansel)	Arrived TN Hansel, LLC	7/20/2022	8/26/2022
Arrived Homes Series Hargrave, a series of Arrived Homes, LLC (Hargrave)	Arrived VA Hargrave, LLC	7/7/2023	7/27/2023
Arrived Homes Series Harrison, a series of Arrived Homes, LLC (Harrison)	Arrived TN Harrison, LLC	6/22/2022	7/8/2022

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date	Series removed from Arrived Homes
Arrived Homes Series Henry, a series of Arrived Homes, LLC (Henry)	Arrived GA Henry, LLC	6/6/2022	6/16/2022
Arrived Homes Series Heritage, a series of Arrived Homes, LLC (Heritage)	Arrived Homes Series Heritage, a series of Arrived Homes, LLC	4/12/2022	4/13/2022
Arrived Homes Series Heron, a series of Arrived Homes, LLC (Heron)	Arrived SC Heron, LLC	6/30/2022	4/22/2022
Arrived Homes Series Highland, a series of Arrived Homes, LLC (Highland)	Arrived SC Highland, LLC	6/14/2022	6/24/2022
Arrived Homes Series Hines, a series of Arrived Homes, LLC (Hines)	Arrived TN Hines, LLC	5/18/2022	5/27/2022
Arrived Homes Series Hobbes, a series of Arrived Homes, LLC (Hobbes)	Arrived VA Hobbes, LLC	7/7/2023	7/27/2023
Arrived Homes Series Holcomb, a series of Arrived Homes, LLC (Holcomb)	Arrived Homes Series Holcomb, a series of Arrived Homes, LLC	5/3/2022	5/27/2022
Arrived Homes Series Holland, a series of Arrived Homes, LLC (Holland)	Arrived NC Holland LLC	7/22/2021	9/29/2021
Arrived Homes Series Hollandaise, a series of Arrived Homes, LLC (Hollandaise)	Arrived TN Hollandaise, LLC	1/20/2022	2/3/2022
Arrived Homes Series Holloway, a series of Arrived Homes, LLC (Holloway)	Arrived SC Holloway, LLC	5/21/2021	6/16/2021
Arrived Homes Series Inglewood, a series of Arrived Homes, LLC (Inglewood)	Arrived TN Inglewood, LLC	6/22/2022	7/12/2022
Arrived Homes Series Irene, a series of Arrived Homes, LLC (Irene)	Arrived AR Irene, LLC	7/5/2023	7/26/2023
Arrived Homes Series Jack, a series of Arrived Homes, LLC (Jack)	Arrived TN Jack, LLC	4/26/2022	3/22/2022
Arrived Homes Series Jake, a series of Arrived Homes, LLC (Jake)	Arrived CO Jake, LLC	5/10/2022	5/24/2022
Arrived Homes Series Jefferson, a series of Arrived Homes, LLC (Jefferson)	Arrived TN Jefferson, LLC	12/9/2022	12/28/2022
Arrived Homes Series Jill, a series of Arrived Homes, LLC (Jill)	Arrived TN Jill, LLC	5/12/2022	7/27/2022
Arrived Homes Series Johnny, a series of Arrived Homes, LLC (Johnny)	Arrived TN Johnny, LLC	5/10/2022	6/15/2022
Arrived Homes Series June, a series of Arrived Homes, LLC (June)	Arrived TN June, LLC	5/10/2022	6/15/2022
Arrived Homes Series Jupiter, a series of Arrived Homes, LLC (Jupiter)	Arrived NC Jupiter LLC	7/21/2021	9/14/2021
Arrived Homes Series Kawana, a series of Arrived Homes, LLC (Kawana)	Arrived AL Kawana, LLC	1/20/2022	2/11/2022
Arrived Homes Series Kennesaw, a series of Arrived Homes, LLC (Kennesaw)	Arrived Homes Series Kennesaw, a series of Arrived Homes, LLC	5/18/2022	6/9/2022
Arrived Homes Series Kenny, a series of Arrived Homes, LLC (Kenny)	Arrived TN Kenny, LLC	6/21/2022	6/24/2022
Arrived Homes Series KerriAnn, a series of Arrived Homes, LLC (KerriAnn)	Arrived NC KerriAnn, LLC	10/4/2021	10/28/2021
Arrived Homes Series Kessler, a series of Arrived Homes, LLC (Kessler)	Arrived AR Kessler, LLC	6/15/2022	6/22/2022
Arrived Homes Series Kingsley, a series of Arrived Homes, LLC (Kingsley)	Arrived SC Kingsley, LLC	5/21/2021	6/1/2021
Arrived Homes Series Kirkwood, a series of Arrived Homes, LLC (Kirkwood)	Arrived TN Kirkwood, LLC	4/10/2022	4/22/2022

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date	Series removed from Arrived Homes
Arrived Homes Series Korin, a series of Arrived Homes, LLC (Korin)	Arrived AR Korin, LLC	11/8/2022	11/29/2022
Arrived Homes Series Lallie, a series of Arrived Homes, LLC (Lallie)	Arrived SC Lallie, LLC	6/1/2021	6/18/2021
Arrived Homes Series Lanier, a series of Arrived Homes, LLC (Lanier)	Arrived Homes Series Lanier, a series of Arrived Homes, LLC	4/12/2022	4/8/2022
Arrived Homes Series Lannister, a series of Arrived Homes, LLC (Lannister)	Arrived Homes Series Lannister, a series of Arrived Homes, LLC	5/3/2022	5/19/2022
Arrived Homes Series Latte, a series of Arrived Homes, LLC (Latte)	Arrived Homes Series Latte, a series of Arrived Homes, LLC	5/18/2022	6/1/2022
Arrived Homes Series Lennox, a series of Arrived Homes, LLC (Lennox)	Arrived SC Lennox, LLC	6/15/2021	7/1/2021
Arrived Homes Series Lierly, a series of Arrived Homes, LLC (Lierly)	Arrived AR Lierly, LLC	12/15/2020	1/21/2021
Arrived Homes Series Lily, a series of Arrived Homes, LLC (Lily)	Arrived CO Lily, LLC	9/2/2021	10/1/2021
Arrived Homes Series Limestone, a series of Arrived Homes, LLC (Limestone)	Arrived SC Limestone LLC	7/21/2021	9/23/2021
Arrived Homes Series Litton, a series of Arrived Homes, LLC (Litton)	Arrived TN Litton, LLC	10/27/2022	11/14/2022
Arrived Homes Series Longwoods, a series of Arrived Homes, LLC (Longwoods)	Arrived GA Longwoods, LLC	5/5/2023	5/24/2023
Arrived Homes Series Lookout, a series of Arrived Homes, LLC (Lookout)	Arrived TN Lookout, LLC	5/19/2022	5/31/2022
Arrived Homes Series Loretta, a series of Arrived Homes, LLC (Loretta)	Arrived TN Loretta, LLC	5/31/2022	7/15/2022
Arrived Homes Series Louis, a series of Arrived Homes, LLC (Louis)	Arrived MO Louis, LLC	5/8/2023	5/10/2023
Arrived Homes Series Louise, a series of Arrived Homes, LLC (Louise)	Arrived Homes Series Louise, a series of Arrived Homes, LLC	3/8/2022	3/17/2022
Arrived Homes Series Lovejoy, a series of Arrived Homes, LLC (Lovejoy)	Arrived GA Lovejoy, LLC	1/7/2022	2/3/2022
Arrived Homes Series Luna, a series of Arrived Homes, LLC (Luna)	Arrived SC Luna, LLC	5/21/2021	6/14/2021
Arrived Homes Series Lurleen, a series of Arrived Homes, LLC (Lurleen)	Arrived Homes Series Lurleen, a series of Arrived Homes, LLC	10/27/2022	12/5/2022
Arrived Homes Series Madison, a series of Arrived Homes, LLC (Madison)	Arrived Homes Series Madison, a series of Arrived Homes, LLC	12/29/2022	5/6/2022
Arrived Homes Series Mae, a series of Arrived Homes, LLC (Mae)	Arrived SC Mae, LLC	6/6/2022	6/22/2022
Arrived Homes Series Magnolia, a series of Arrived Homes, LLC (Magnolia)	Arrived GA Magnolia, LLC	4/12/2022	4/26/2022
Arrived Homes Series Malbec, a series of Arrived Homes, LLC (Malbec)	Arrived AR Malbec, LLC	4/26/2021	5/13/2021
Arrived Homes Series Mammoth, a series of Arrived Homes, LLC (Mammoth)	Arrived Homes Series Mammoth, a series of Arrived Homes, LLC	4/12/2022	3/31/2022
Arrived Homes Series Marcelo, a series of Arrived Homes, LLC (Marcelo)	Arrived KY Marcelo, LLC	6/17/2022	7/29/2022
Arrived Homes Series Marie, a series of Arrived Homes, LLC (Marie)	Arrived TN Marie, LLC	12/9/2022	12/28/2022
Arrived Homes Series Marietta, a series of Arrived Homes, LLC (Marietta)	Arrived SC Marietta, LLC	6/28/2022	6/30/2022
Arrived Homes Series Marion, a series of Arrived Homes, LLC (Marion)	Arrived GA Marion, LLC	4/21/2023	5/25/2023
Arrived Homes Series Marple, a series of Arrived Homes, LLC (Marple)	Arrived AR Marple, LLC	5/5/2023	5/31/2023

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date	Series removed from Arrived Homes
Arrived Homes Series Martell, a series of Arrived Homes, LLC (Martell)	Arrived GA Martell, LLC	4/27/2023	5/17/2023
Arrived Homes Series Mary, a series of Arrived Homes, LLC (Mary)	Arrived TN Mary, LLC	3/1/2023	5/31/2023
Arrived Homes Series Matchingham, a series of Arrived Homes, LLC (Matchingham)	Arrived SC Matchingham, LLC	8/10/2021	10/22/2021
Arrived Homes Series McGregor, a series of Arrived Homes, LLC (McGregor)	Arrived TN McGregor, LLC	4/10/2022	4/14/2022
Arrived Homes Series McLovin, a series of Arrived Homes, LLC (McLovin)	Arrived CO McLovin, LLC	11/12/2021	12/3/2021
Arrived Homes Series Meadow, a series of Arrived Homes, LLC (Meadow)	Arrived NC Meadow, LLC	8/27/2021	9/28/2021
Arrived Homes Series Mimosa, a series of Arrived Homes, LLC (Mimosa)	Arrived Homes Series Mimosa, a series of Arrived Homes, LLC	9/2/2022	9/23/2022
Arrived Homes Series Mojave, a series of Arrived Homes, LLC (Mojave)	Arrived AR Mojave LLC	5/23/2021	9/24/2021
Arrived Homes Series Murphy, a series of Arrived Homes, LLC (Murphy)	Arrived SC Murphy, LLC	9/1/2021	11/10/2021
Arrived Homes Series Mycroft, a series of Arrived Homes, LLC (Mycroft)	Arrived AR Mycroft, LLC	4/27/2023	5/31/2023
Arrived Homes Series Nugget, a series of Arrived Homes, LLC (Nugget)	Arrived CO Nugget, LLC	4/29/2022	5/20/2022
Arrived Homes Series Odessa, a series of Arrived Homes, LLC (Odessa)	Arrived CO Odessa, LLC	9/2/2021	9/30/2021
Arrived Homes Series Olive, a series of Arrived Homes, LLC (Olive)	Arrived SC Olive, LLC	6/15/2021	7/27/2021
Arrived Homes Series Oly, a series of Arrived Homes, LLC (Oly)	Arrived CO Oly, LLC	11/12/2021	11/30/2021
Arrived Homes Series Onyx, a series of Arrived Homes, LLC (Onyx)	Arrived TN Onyx, LLC	5/22/2023	5/31/2023
Arrived Homes Series Oscar, a series of Arrived Homes, LLC (Oscar)	Arrived NC Oscar, LLC	5/24/2023	6/28/2023
Arrived Homes Series Osceola, a series of Arrived Homes, LLC (Osceola)	Arrived FL Osceola, LLC	5/4/2023	5/23/2023
Arrived Homes Series Osprey, a series of Arrived Homes, LLC (Osprey)	Arrived SC Osprey, LLC	4/29/2022	6/3/2022
Arrived Homes Series Otoro, a series of Arrived Homes, LLC (Otoro)	Arrived GA Otoro, LLC	2/2/2022	3/21/2022
Arrived Homes Series Palmer, a series of Arrived Homes, LLC (Palmer)	Arrived GA Palmer, LLC	5/23/2023	6/7/2023
Arrived Homes Series Patrick, a series of Arrived Homes, LLC (Patrick)	Arrived AR Patrick, LLC	1/4/2021	2/1/2021
Arrived Homes Series Peanut, a series of Arrived Homes, LLC (Peanut)	Arrived Homes Series Peanut, a series of Arrived Homes, LLC	3/8/2022	3/22/2022
Arrived Homes Series Pearl, a series of Arrived Homes, LLC (Pearl)	Arrived TN Pearl, LLC	5/2/2022	5/13/2022
Arrived Homes Series Pecan, a series of Arrived Homes, LLC (Pecan)	Arrived AR Pecan, LLC	1/4/2021	2/1/2021
Arrived Homes Series Peterson, a series of Arrived Homes, LLC (Peterson)	Arrived Homes Series Peterson, a series of Arrived Homes, LLC	7/24/2023	8/3/2023
Arrived Homes Series Piedmont, a series of Arrived Homes, LLC (Piedmont)	Arrived GA Piedmont, LLC	6/22/2022	6/29/2022
Arrived Homes Series Pinot, a series of Arrived Homes, LLC (Pinot)	Arrived AR Pinot, LLC	4/26/2021	5/13/2021
Arrived Homes Series Pioneer, a series of Arrived Homes, LLC (Pioneer)	Arrived CO Pioneer, LLC	5/16/2022	6/7/2022

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date	Series removed from Arrived Homes
Arrived Homes Series Plumtree, a series of Arrived Homes, LLC (Plumtree)	Arrived AR Plumtree, LLC	12/15/2020	1/4/2021
Arrived Homes Series Point, a series of Arrived Homes, LLC (Point)	Arrived TN Point, LLC	4/26/2022	4/5/2022
Arrived Homes Series Porthos, a series of Arrived Homes, LLC (Porthos)	Arrived GA Porthos, LLC	5/8/2023	6/14/2023
Arrived Homes Series Quincy, a series of Arrived Homes, LLC (Quincy)	Arrived CO Quincy, LLC	6/6/2022	6/28/2022
Arrived Homes Series Redondo, a series of Arrived Homes, LLC (Redondo)	Arrived NM Redondo, LLC	9/22/2022	10/31/2022
Arrived Homes Series Regency, a series of Arrived Homes, LLC (Regency)	Arrived OH Regency, LLC	12/1/2022	12/21/2022
Arrived Homes Series Reginald, a series of Arrived Homes, LLC (Reginald)	Arrived GA Reginald, LLC	6/22/2022	7/5/2022
Arrived Homes Series Reynolds, a series of Arrived Homes, LLC (Reynolds)	Arrived Homes Series Reynolds, a series of Arrived Homes, LLC	5/18/2022	6/2/2022
Arrived Homes Series Ribbonwalk, a series of Arrived Homes, LLC (Ribbonwalk)	Arrived NC Ribbonwalk, LLC	9/30/2021	10/28/2021
Arrived Homes Series Richardson, a series of Arrived Homes, LLC (Richardson)	Arrived AR Richardson, LLC	6/23/2022	7/8/2022
Arrived Homes Series Richmond, a series of Arrived Homes, LLC (Richmond)	Arrived VA Richmond, LLC	7/20/2023	8/2/2023
Arrived Homes Series Ridge, a series of Arrived Homes, LLC (Ridge)	Arrived SC Ridge, LLC	6/15/2021	7/9/2021
Arrived Homes Series Ritter, a series of Arrived Homes, LLC (Ritter)	Arrived CO Ritter, LLC	5/11/2022	5/27/2022
Arrived Homes Series River, a series of Arrived Homes, LLC (River)	Arrived SC River, LLC	6/15/2021	7/30/2021
Arrived Homes Series Riverwalk, a series of Arrived Homes, LLC (Riverwalk)	Arrived TN Riverwalk, LLC	5/27/2022	6/13/2022
Arrived Homes Series Rooney, a series of Arrived Homes, LLC (Rooney)	Arrived AZ Rooney, LLC	9/13/2021	10/13/2021
Arrived Homes Series Roseberry, a series of Arrived Homes, LLC (Roseberry)	Arrived SC Roseberry, LLC	6/15/2021	8/2/2021
Arrived Homes Series Rosewood, a series of Arrived Homes, LLC (Rosewood)	Arrived Homes Series Rosewood, a series of Arrived Homes, LLC	4/20/2022	4/18/2022
Arrived Homes Series Roxy, a series of Arrived Homes, LLC (Roxy)	Arrived TN Roxy, LLC	4/26/2022	4/7/2022
Arrived Homes Series Saddlebred, a series of Arrived Homes, LLC (Saddlebred)	Arrived CO Saddlebred, LLC	9/16/2021	10/1/2021
Arrived Homes Series Saint, a series of Arrived Homes, LLC (Saint)	Arrived AZ Saint, LLC	9/27/2021	1/13/2022
Arrived Homes Series Sajni, a series of Arrived Homes, LLC (Sajni)	Arrived GA Sajni, LLC	12/15/2022	1/24/2023
Arrived Homes Series Salem, a series of Arrived Homes, LLC (Salem)	Arrived AR Salem, LLC	4/26/2021	5/13/2021
Arrived Homes Series Salinas, a series of Arrived Homes, LLC (Salinas)	Arrived NM Salinas, LLC	12/9/2022	1/13/2023
Arrived Homes Series Saturn, a series of Arrived Homes, LLC (Saturn)	Arrived NC Saturn, LLC	8/11/2021	8/31/2021
Arrived Homes Series Scepter, a series of Arrived Homes, LLC (Scepter)	Arrived AZ Scepter, LLC	9/20/2021	10/13/2021
Arrived Homes Series Sequoyah, a series of Arrived Homes, LLC (Sequoyah)	Arrived AR Sequoyah, LLC	10/27/2022	11/9/2022
Arrived Homes Series Shallowford, a series of Arrived Homes, LLC (Shallowford)	Arrived TN Shallowford, LLC	6/22/2022	7/12/2022

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date	Series removed from Arrived Homes
Arrived Homes Series Shoreline, a series of Arrived Homes, LLC (Shoreline)	Arrived SC Shoreline, LLC	5/21/2021	6/18/2021
Arrived Homes Series Sigma, a series of Arrived Homes, LLC (Sigma)	Arrived NC Sigma, LLC	11/24/2021	12/17/2021
Arrived Homes Series Simon, a series of Arrived Homes, LLC (Simon)	Arrived TN Simon, LLC	6/1/2023	6/14/2023
Arrived Homes Series Sims, a series of Arrived Homes, LLC (Sims)	Arrived GA Sims, LLC	5/17/2023	5/31/2023
Arrived Homes Series Soapstone, a series of Arrived Homes, LLC (Soapstone)	Arrived AR Soapstone, LLC	12/15/2020	10/11/2019
Arrived Homes Series Sodalis, a series of Arrived Homes, LLC (Sodalis)	Arrived IN Sodalis, LLC	6/7/2022	6/27/2022
Arrived Homes Series Spencer, a series of Arrived Homes, LLC (Spencer)	Arrived SC Spencer, LLC	6/1/2021	6/22/2021
Arrived Homes Series Splash, a series of Arrived Homes, LLC (Splash)	Arrived AR Splash, LLC	4/26/2021	5/3/2021
Arrived Homes Series Spring, a series of Arrived Homes, LLC (Spring)	Arrived SC Spring, LLC	5/23/2022	6/30/2022
Arrived Homes Series Stonebriar, a series of Arrived Homes, LLC (Stonebriar)	Arrived Homes Series Stonebriar, a series of Arrived Homes, LLC	4/20/2022	4/18/2022
Arrived Homes Series Sugar, a series of Arrived Homes, LLC (Sugar)	Arrived SC Sugar, LLC	6/15/2021	7/7/2021
Arrived Homes Series Summerset, a series of Arrived Homes, LLC (Summerset)	Arrived SC Summerset, LLC	6/1/2021	6/21/2021
Arrived Homes Series Sundance, a series of Arrived Homes, LLC (Sundance)	Arrived NM Sundance, LLC	9/26/2022	10/14/2022
Arrived Homes Series Sunnyside, a series of Arrived Homes, LLC (Sunnyside)	Arrived Homes Series Sunnyside, a series of Arrived Homes, LLC	11/16/2022	12/20/2022
Arrived Homes Series Swift, a series of Arrived Homes, LLC (Swift)	Arrived GA Swift, LLC	4/13/2022	4/20/2022
Arrived Homes Series Taylor, a series of Arrived Homes, LLC (Taylor)	Arrived Homes Series Taylor, a series of Arrived Homes, LLC	6/14/2022	6/29/2022
Arrived Homes Series Terracotta, a series of Arrived Homes, LLC (Terracotta)	Arrived AZ Terracotta, LLC	1/20/2022	2/4/2022
Arrived Homes Series Theodore, a series of Arrived Homes, LLC (Theodore)	Arrived TN Theodore, LLC	6/1/2023	6/14/2023
Arrived Homes Series Tulip, a series of Arrived Homes, LLC (Tulip)	Arrived Homes Series Tulip, a series of Arrived Homes, LLC	3/8/2022	3/25/2022
Arrived Homes Series Tuscan, a series of Arrived Homes, LLC (Tuscan)	Arrived AR Tuscan, LLC	4/26/2021	5/13/2021
Arrived Homes Series Tuscarora, a series of Arrived Homes, LLC (Tuscarora)	Arrived NM Tuscarora, LLC	9/26/2022	12/22/2022
Arrived Homes Series Tuxford, a series of Arrived Homes, LLC (Tuxford)	Arrived SC Tuxford, LLC	1/20/2022	2/9/2022
Arrived Homes Series Vernon, a series of Arrived Homes, LLC (Vernon)	Arrived SC Vernon, LLC	8/10/2021	11/24/2021
Arrived Homes Series Walton, a series of Arrived Homes, LLC (Walton)	Arrived AR Walton, LLC	6/8/2022	6/24/2022
Arrived Homes Series Wave, a series of Arrived Homes, LLC (Wave)	Arrived GA Wave, LLC	12/29/2021	2/11/2022
Arrived Homes Series Weldon, a series of Arrived Homes, LLC (Weldon)	Arrived NC Weldon LLC	7/23/2021	9/17/2021
Arrived Homes Series Wellington, a series of Arrived Homes, LLC (Wellington)	Arrived GA Wellington, LLC	6/16/2022	7/7/2022
Arrived Homes Series Wentworth, a series of Arrived Homes, LLC (Wentworth)	Arrived AR Wentworth, LLC	4/26/2021	9/24/2021

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date	Series removed from Arrived Homes
Arrived Homes Series Wescott, a series of Arrived Homes, LLC (Wescott)	Arrived TN Wescott, LLC	4/18/2022	5/12/2022
Arrived Homes Series Westchester, a series of Arrived Homes, LLC (Westchester)	Arrived SC Westchester, LLC	6/28/2021	7/15/2021
Arrived Homes Series Wildwood, a series of Arrived Homes, LLC (Wildwood)	Arrived TN Wildwood, LLC	4/13/2022	4/25/2022
Arrived Homes Series Willow, a series of Arrived Homes, LLC (Willow)	Arrived AR Willow, LLC	6/15/2022	7/13/2022
Arrived Homes Series Wilson, a series of Arrived Homes, LLC (Wilson)	Arrived AR Wilson, LLC	6/15/2022	7/1/2022
Arrived Homes Series Winchester, a series of Arrived Homes, LLC (Winchester)	Arrived Homes Series Winchester, a series of Arrived Homes, LLC	7/5/2023	7/14/2023
Arrived Homes Series Windsor, a series of Arrived Homes, LLC (Windsor)	Arrived SC Windsor, LLC	6/15/2021	7/22/2021
Arrived Homes Series Winston, a series of Arrived Homes, LLC (Winston)	Arrived Homes Series Winston, a series of Arrived Homes, LLC	6/22/2022	7/8/2022
Arrived Homes Series Wisteria, a series of Arrived Homes, LLC (Wisteria)	Arrived Homes Series Wisteria, a series of Arrived Homes, LLC	3/8/2022	3/29/2022
Arrived Homes Series Arlo, a series of Arrived Homes, LLC (Arlo)	Arrived Homes Series Arlo, a series of Arrived Homes, LLC	2/5/20224	2/14/2024	*
Arrived Homes Series Hualapai, a series of Arrived Homes, LLC (Hualapai)	Arrived AZ Hualapai, LLC	1/26/2024	2/7/2024	*
Arrived Homes Series Brentwood, a series of Arrived Homes, LLC (Brentwood)	Arrived KY Brentwood, LLC	12/27/2023	2/7/2024	*
Arrived Homes Series Bellvue, a series of Arrived Homes, LLC (Bellvue)	Arrived CO Bellvue, LLC	1/30/2024	2/7/2024	*
Arrived Homes Series Lorenz, a series of Arrived Homes, LLC (Lorenz)	Arrived NC Lorenz, LLC	2/22/2024	3/13/2024	*
Arrived Homes Series Lexie, a series of Arrived Homes, LLC (Lexie)	Arrived TN Lexie, LLC	2/20/2024	2/28\/2024	*
Arrived Homes Series Hartsfield, a series of Arrived Homes, LLC (Hartsfield)	Arrived TN Hartsfield, LLC	2/22/2024	3/6/2024	*

*

The following Series ceased to be offered through Arrived Homes as of December 31, 2024. As of that date, the Manager has transferred these Series out of Arrived Homes. Accordingly, these Series will no longer be included in any subsequent public reporting, financial statements, or investor communications under Arrived Homes.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company and Series conform to accounting principles generally accepted in the United States of America (GAAP). The Series has adopted a calendar year as its fiscal year.

The Company is an emerging growth company as the term is used in The Jumpstart Our Business Startups Act, enacted on April 5, 2012 and has elected to comply with certain reduced public company reporting requirements, however, the Company may adopt accounting standards based on the effective dates for public entities.

Principles of Consolidation

These consolidated and consolidating financial statements include the accounts of Arrived Homes, LLC (the “Company”) and each Series listed in Note 1. All inter-company transactions and balances have been eliminated on consolidation.

Use of Estimates

The preparation of the consolidated and consolidating financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities at the date of the consolidated and consolidating financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

Deferred Offering Costs

The Company complies with the requirements of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 340-10-S99-1 with regards to offering costs. Prior to the completion of an offering, offering costs are capitalized. The deferred offering costs are charged to members’ equity upon the completion of an offering or to expense if the offering is not completed. Offering costs include offering expense reimbursements and sourcing fees as noted below.

Per the operating agreement, the Manager is eligible to receive up to a maximum of 2% of the gross offering proceeds per the Series offering, as reimbursement for offering expenses including legal, accounting, escrow, underwriting, filing and compliance costs, as applicable, related to a specific offering.

Upon completion of an offering, the Series may also be required to pay the Manager sourcing fees as defined in the offering documents. The Manager is responsible for sourcing and analyzing the Series’ property.

Fair Value of Financial Instruments

FASB guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).

Level 3 - Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.

The carrying amounts of the Company’s consolidated and consolidating financial instruments, such as cash and accrued expenses approximate fair value due to the short-term nature of these instruments. The carrying value of the mortgage payables, net and operational notes, related party, approximate their fair values based on interest rates and terms currently available for similar instruments.

Management Fee

For all Series qualified prior to July 12, 2022, the Manager received and continues to receive from each such Series an annual asset management fee equal to one percent (1%) of the capital contributions to such Series. For all Series qualified after July 12, 2022, the Manager has received and will continue to receive from such Series an annual asset management fee equal to six tenths of a percent (0.6%) of the purchase price of the series property for such series, paid out of the series’ net operating rental income on a quarterly basis. Additionally, pursuant to the operating agreement, the Manager will receive reimbursements for out-of-pocket expenses in connection with the Series’ organization and offerings (up to a maximum of 2% of the gross offering proceeds per series offering) and in connection with the Series’ operations and the acquisition of properties and in connection with third parties providing services to the Series.

The Manager may also receive a portion of the property management fee, which will be equal to the difference between eight percent (8%) and the amount actually charged by the property manager when the series property is occupied, and the property disposition fee as described below. With respect to the operating accounts for each series that the manager maintains with a third-party bank, the manager will be entitled to receive any interest earned on the cash balances in such accounts. The Manager reserves the right to waive any fees or reimbursements it is due in its sole discretion.

Property Management Fee

The company will appoint an affiliate of the manager or a third-party property management company to serve as property manager to manage the property of each series pursuant to a property management agreement. The property manager for each Series is specified in the latest Offering Circular under “The Series Properties Being Offered.”

Property Disposition Fee

Upon the disposition and sale of the Series’ property, the Manager will charge the Series a market rate property disposition fee that will cover property sale expenses such as brokerage commissions, and title, escrow and closing costs. It is expected that the disposition fee charged to the Series will range from six to seven percent of the property sale price. To the extent that the actual property disposition fees are less than the amount charged to the Series, the Manager will receive the difference.

Prepaid and Accrued Expenses

Prepaid expenses consist of prepaid insurance. Accrued expenses include accrued property taxes, audit and tax fees, and interest payable on the Series’ mortgage, bridge financing, related party or operational notes, related party.

 Due From (To) Third-party Property Managers

Due from (to) third-party property managers are uncollateralized obligations due under normal trade terms generally requiring payment within 30 days from the approved prior month financial statements. Due from (to) property managers are presented net of receipts and expenses for the reported month. The Company uses a loss-rate approach based on historical loss information, adjusted for management’s expectations about current and future economic conditions, as the basis to determine expected cash receipts and distributions. Management exercises significant judgment in determining expected credit losses. Key inputs include macroeconomic factors, industry trends, and the creditworthiness of counterparties. Management believes that the composition of receivables at year-end is consistent with historical conditions as credit terms and practices and the property managers have not changed significantly.

The Company and Series determined it was not necessary to record an allowance for credit losses as of December 31, 2024 and 2023.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. The Series’ property and equipment includes the cost of the purchased property, including the building and related land. The Company allocates certain capitalized title fees and relevant acquisition expenses to the capitalized costs of the building. All capitalized property costs, except for the value attributable to the land, are depreciated using the straight-line method over the estimated useful life of 27.5 years. Additions and property improvements in excess of $5,000 are capitalized and depreciated using the straight-line method over the estimated useful lives of 5-7 years, while routine repairs and maintenance are charged to expense as incurred. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the statement of comprehensive income.

Impairment of Long-Lived Assets

The Company and Series continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Series assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Series recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell. The Series did not record any impairment losses on long-lived assets for the periods ended December 31, 2024 and 2023.

Tenant Deposits

Tenant deposit liabilities represent security deposits received by tenant customers.

Operating Expenses

The Series is responsible for the costs and expenses attributable to the activities of the Series. The Manager will bear its own expenses of an ordinary nature. If the operating expenses exceed the amount of revenues generated from a Series property and cannot be covered by any operating expense reserves on the balance sheet of the Series, the Manager may (a) pay such operating expenses and not seek reimbursement, in which case the expenses would be recognized by the Series with a credit to contributed capital. (b) loan the amount of the operating expenses to the Series, on which the Manager and its affiliates may impose a reasonable rate of interest and be entitled to reimbursement of such amount from future revenues generated by Series’ property, and/or (c) cause additional interests to be issued in the Series in order to cover such additional amounts.

Revenue Recognition

The Company adopted FASB ASC 606, Revenue from Contracts with Customers, and its related amendments, effective at inception using the modified retrospective transition approach applied to all contracts. There were no cumulative impacts that were made. The Company determines revenue recognition through the following steps:

●	Identification of a contract with a customer;

●	Identification of the performance obligations in the contract;

●	Determination of the transaction price;

●	Allocation of the transaction price to the performance obligations in the contract; and

●	Recognition of revenue when or as the performance obligations are satisfied.

Revenue is recognized when control of the promised goods or services is transferred to customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services. As a practical expedient, the Company does not adjust the transaction price for the effects of a significant financing component if, at contract inception, the period between customer payment and the transfer of goods or services is expected to be one year or less.

The Series operate rental properties and recognizes rental revenue on a monthly basis as it is earned. Revenue from leasing arrangements falls outside the scope of FASB ASC 606 and is accounted for under the provisions of FASB ASC 842.

Comprehensive Income (Loss)

The Company and Series follows FASB ASC 220 in reporting comprehensive income (loss). Comprehensive income (loss)is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Since the Company has no items of other comprehensive income (loss), comprehensive income (loss) is equal to net income (loss).

Organizational Costs

In accordance with FASB ASC 720, Organizational Costs, including accounting fees, legal fees, and costs of incorporation, are expensed as incurred.

Income Taxes

The Company and Series follows FASB ASC 740 when accounting for income taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed annually for temporary differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.  Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Each Series is organized as an LLC for legal purposes and makes a subsequent election with the IRS to be treated as a C corporation for tax purposes, pursuant to subchapter C or the Internal Revenue Code.

Furthermore, each Series complies with the requirements to be a Real Estate Investment Trust (“REIT”), a special type of C corporation that files tax form 1120-REIT.  A REIT may not be required to pay income tax at the corporate level because this form of corporation is permitted to deduct dividends paid to members’ as an expense.  Therefore, if a REIT paid out all profit and capital gains to its members it could potentially report no taxable income.  Tax losses of REITs are not allocated directly to members but, under current law, losses may be accumulated and carried forward indefinitely and be used to offset up to 80% of taxable income in any future year, thereby reducing the reported taxable income of the REIT.

Most states give REIT’s a deduction for dividends paid.  Since our series generally pay dividends in excess of the taxable income generated, there would be no state tax liability in these states.  In states that do not give a deduction for dividends paid, there may be a state income tax due that is assessed based on the tax table for that particular state.    There is no state tax liability for members based on the locations of properties held in the REIT’s.  The rules for state tax loss carryforwards vary by state as some conform to the Federal rules while others have restrictions on timeframes and/or the percentage of loss that can be carried forward.

Recently Issued and not yet adopted and adopted accounting pronouncements

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments, as modified by FASB ASU No. 2019-10 and other subsequently issued related ASUs. The amendments in this Update affect loans, debt securities, trade receivables, and any other financial assets that have the contractual right to receive cash. The ASU requires an entity to recognize expected credit losses rather than incurred losses for financial assets. The amendments in this Update are effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company adopted this new guidance upon inception utilizing the modified retrospective transition method. The adoption of this standard did not have a material impact on the Company’s consolidated and consolidating financial statements, but did change how the allowance for credit losses is determined.

Management does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated and consolidating financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

NOTE 3: GOING CONCERN

The accompanying consolidated and consolidating financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company and Series has a lack of liquidity. This factor, among others, raise substantial doubt about the ability of the Company and Series to continue as a going concern for a reasonable period of time. The Company and Series’ ability to continue as a going concern in the next twelve months from the date of this Annual Report is dependent upon their ability to continue to generate cash flow from their rental properties and/or obtain financing from the Manager. However, there are no assurances that the Company and Series can continue to generate cash flow from their rental properties or that the Manager will always be in the position to provide funding when needed. The consolidated and consolidating financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company and Series be unable to continue as a going concern.

NOTE 4: PROPERTY AND EQUIPMENT

For the periods ended December 31, 2024 and 2023, depreciation expense was $2,193,641 and $1,952,621, respectively.

Property and equipment, net consists of the following Series as of December 31, 2024 and 2023:

December 31, 2024
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
100	$464,472	$154,824	$-	$619,296	$(43,632)	$575,664
101	479,535	159,845	-	639,380	(43,595)	595,785
Abbington	361,773	120,591	6,695	489,059	(34,897)	454,162
Abernant	171,814	57,271	-	229,086	(7,810)	221,276
Alvin	240,221	80,074	-	320,294	(10,919)	309,375
Amber	231,434	76,250	-	307,684	(27,351)	280,333
Apollo	148,028	49,343	12,420	209,791	(14,492)	195,299
Aster	192,736	64,093	-	256,829	(16,353)	240,476
Augusta	224,136	74,712	-	298,848	(12,226)	286,622
Avebury	219,734	73,245	-	292,978	(21,973)	271,005
Avondale	248,780	82,927	-	331,707	(13,570)	318,137
Badminton	192,775	63,750	7,254	263,779	(26,228)	237,551
Ballinger	225,915	75,305	-	301,220	(8,215)	293,005
Bandelier	227,358	122,465	-	349,823	(26,180)	323,643
Baron	440,147	142,573	-	582,719	(40,013)	542,706
Basil	153,138	50,625	-	203,763	(19,490)	184,273
Bayside	193,863	63,750	-	257,613	(24,086)	233,527
Bazzel	187,453	62,484	19,530	269,468	(18,308)	251,160
Bedford	211,603	70,534	-	282,138	(20,519)	261,618
Bella	231,329	77,110	-	308,439	(11,917)	296,522
Belle	332,313	110,771	-	443,084	(29,203)	413,881
Belvedere	222,829	74,276	-	297,105	(12,154)	284,951
Bergenia	164,244	54,748	-	218,993	(7,963)	211,029
Blossom	192,230	64,077	-	256,307	(16,311)	239,996
Bonneau	253,239	84,413	5,330	342,982	(23,885)	319,096
Brainerd	219,905	72,500	-	292,405	(15,993)	276,412
Braxton	244,842	80,875	-	325,717	(20,774)	304,942
Brennan	171,314	57,105	-	228,419	(16,093)	212,325
Briarwood	157,646	52,549	-	210,195	(7,166)	203,029
Brooklyn	125,094	41,500	6,328	172,922	(11,523)	161,399

December 31, 2024
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Burlington	490,374	163,458	-	653,831	(44,579)	609,252
Butter	286,835	93,724	-	380,558	(32,002)	348,556
Calvin	178,500	59,500	-	238,000	(8,655)	229,346
Camino	200,434	66,811	-	267,245	(17,614)	249,631
Cawley	237,152	79,051	-	316,203	(12,217)	303,986
Centennial	-	-	-	-	-	-
Chaparral	148,009	49,491	-	197,500	(21,386)	176,114
Chelsea	232,861	77,620	-	310,481	(23,286)	287,195
Chester	280,215	93,000	-	373,215	(23,776)	349,439
Chickamauga	282,098	93,075	-	375,173	(20,516)	354,657
Chinook	230,186	76,729	7,665	314,580	(14,030)	300,550
Chitwood	289,031	96,344	-	385,375	(25,400)	359,975
Clover	249,340	83,113	-	332,453	(21,250)	311,203
Coatbridge	205,145	67,500	7,962	280,607	(27,611)	252,996
Collier	268,326	89,442	-	357,769	(23,580)	334,188
Collinston	159,806	52,500	-	212,306	(18,886)	193,420
Conway	519,077	171,250	-	690,327	(44,043)	646,284
Cove	158,950	52,983	-	211,933	(9,633)	202,300
Creekside	234,815	78,472	-	313,287	(20,635)	292,652
Creekwood	218,448	72,375	-	290,823	(18,535)	272,288
Cumberland	223,247	74,416	-	297,662	(18,942)	278,720
Cupcake	166,444	54,639	8,000	229,083	(21,103)	207,979
Cypress	275,692	91,250	-	366,942	(22,556)	344,386
Daisy	227,590	75,863	-	303,453	(20,000)	283,453
Davidson	160,008	52,500	-	212,508	(18,425)	194,082
Dawson	171,298	56,250	5,028	232,575	(23,712)	208,863
Delta	257,741	85,914	8,400	352,054	(27,675)	324,379
Dewberry	143,700	47,500	-	191,200	(18,289)	172,911
Diablo	195,243	103,950	-	299,193	(21,423)	277,769
Dogwood	182,125	60,000	-	242,125	(16,005)	226,120
Dolittle	232,183	76,093	-	308,276	(26,033)	282,244
Dolly	521,147	173,682	-	694,829	(45,798)	649,032
Dops	154,480	51,250	-	205,730	(10,767)	194,963
Dorchester	259,980	86,660	-	346,640	(22,847)	323,793
Dunbar	243,644	81,215	13,811	338,670	(25,602)	313,068
Eagle	203,903	67,968	7,150	279,021	(17,875)	261,146

December 31, 2024
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Eastfair	162,575	53,750	-	216,325	(20,691)	195,634
Eastwood	240,809	80,270	-	321,079	(10,946)	310,133
Elevation	201,118	65,837	13,996	280,951	(28,487)	252,465
Ella	197,272	65,757	-	263,030	(13,152)	249,878
Ellen	187,200	62,400	-	249,600	(9,076)	240,524
Elm	125,176	41,250	-	166,426	(15,333)	151,093
Emporia	265,811	88,604	-	354,415	(27,387)	327,028
Ensenada	365,214	196,000	-	561,214	(42,219)	518,995
Falcon	204,606	67,500	7,000	279,106	(17,287)	261,818
Felix	187,146	62,382	6,979	256,507	(11,386)	245,121
Fenwick	226,605	75,535	-	302,140	(12,360)	289,780
Fletcher	132,652	44,217	-	176,869	(6,432)	170,437
Folly	235,178	78,393	8,504	322,074	(24,210)	297,864
Forest	265,264	87,500	12,474	365,238	(36,256)	328,982
Foster	236,883	78,961	-	315,843	(12,921)	302,923
Franklin	225,740	75,247	5,186	306,173	(13,098)	293,074
Gardens	166,712	55,571	5,548	227,830	(17,276)	210,555
General	238,814	79,605	-	318,419	(12,303)	306,116
Goose	189,997	63,332	6,700	260,029	(16,662)	243,367
Grant	244,818	129,500	-	374,318	(28,191)	346,126
Greenhill	246,644	82,215	-	328,858	(25,412)	303,446
Gretal	341,305	112,500	-	453,805	(26,891)	426,914
Grove	170,579	56,860	13,000	240,439	(22,824)	217,615
Hadden	166,460	55,487	-	221,947	(17,150)	204,796
Hansard	229,327	75,709	-	305,035	(15,983)	289,052
Hansel	305,996	101,999	-	407,994	(25,036)	382,958
Hargrave	176,640	58,880	-	235,520	(8,564)	226,956
Harrison	346,265	115,000	-	461,265	(29,380)	431,885
Henry	325,137	108,379	-	433,516	(28,573)	404,943
Heritage	220,017	73,339	5,056	298,412	(23,196)	275,216
Heron	216,890	72,297	5,305	294,492	(23,027)	271,465
Highland	216,811	72,270	-	289,081	(19,053)	270,028
Hines	193,050	64,350	8,950	266,350	(20,235)	246,115
Hobbes	176,871	58,957	-	235,828	(8,576)	227,252
Holcomb	268,238	89,413	-	357,651	(24,385)	333,265
Holland	160,008	52,500	-	212,508	(18,910)	193,598

December 31, 2024
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Hollandaise	276,552	92,184	-	368,736	(27,655)	341,081
Holloway	256,950	85,000	-	341,950	(32,703)	309,247
Inglewood	514,831	169,750	-	684,581	(43,683)	640,898
Irene	132,652	44,217	-	176,869	(6,432)	170,437
Jack	313,439	104,480	6,782	424,700	(33,144)	391,556
Jake	445,114	148,371	-	593,485	(40,465)	553,020
Jefferson	207,755	68,441	-	276,196	(14,480)	261,716
Jill	302,035	101,838	-	403,872	(25,627)	378,245
Johnny	442,591	147,497	-	590,089	(38,895)	551,194
June	442,591	147,497	-	590,089	(38,895)	551,194
Jupiter	159,802	52,500	-	212,302	(18,886)	193,416
Kawana	208,216	69,405	-	277,621	(20,822)	256,799
Kennesaw	321,006	107,002	-	428,008	(28,209)	399,798
Kenny	521,147	173,682	-	694,829	(45,798)	649,032
KerriAnn	257,713	85,000	-	342,713	(29,676)	313,036
Kessler	195,429	65,143	5,526	266,098	(19,845)	246,253
Kingsley	238,075	78,750	-	316,825	(30,032)	286,793
Kirkwood	197,564	65,855	7,069	270,488	(18,913)	251,575
Korin	210,256	69,716	-	279,972	(15,291)	264,681
Lallie	280,725	92,500	10,869	384,094	(38,525)	345,569
Lanier	285,656	95,219	5,121	385,996	(28,115)	357,882
Lannister	132,923	44,308	6,100	183,331	(15,846)	167,486
Latte	275,597	91,866	-	367,463	(24,219)	343,244
Lennox	163,783	53,750	-	217,533	(20,349)	197,184
Lierly	161,250	53,750	-	215,000	(23,129)	191,871
Lily	380,574	126,250	31,533	538,356	(48,799)	489,558
Limestone	221,258	72,500	-	293,758	(26,149)	267,609
Litton	242,715	80,000	-	322,715	(17,652)	305,063
Longwoods	203,601	67,867	-	271,468	(11,105)	260,363
Lookout	260,780	86,927	-	347,707	(23,707)	324,000
Loretta	518,678	171,250	-	689,928	(44,009)	645,919
Louis	203,538	67,846	-	271,384	(11,102)	260,282
Louise	208,392	69,464	-	277,856	(20,208)	257,648
Lovejoy	222,438	74,146	-	296,584	(22,244)	274,340
Luna	162,575	53,750	-	216,325	(20,691)	195,634
Lurleen	165,449	55,150	10,401	230,999	(15,692)	215,308

December 31, 2024
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Madison	155,520	51,840	-	207,360	(14,138)	193,222
Mae	267,516	89,172	-	356,688	(23,509)	333,179
Magnolia	189,690	63,230	7,050	259,970	(21,344)	238,626
Malbec	241,344	80,225	-	321,568	(31,910)	289,658
Mammoth	257,706	85,902	-	343,608	(24,990)	318,618
Marcelo	215,116	71,705	-	286,822	(18,252)	268,570
Marie	241,848	79,625	-	321,473	(16,856)	304,617
Marietta	228,678	76,807	-	305,485	(20,096)	285,389
Marion	192,484	64,161	11,128	267,773	(13,003)	254,770
Marple	132,652	44,217	-	176,869	(7,235)	169,633
Martell	196,472	65,491	-	261,963	(10,717)	251,246
Mary	205,277	68,426	-	273,703	(11,197)	262,506
Matchingham	160,191	52,273	-	212,463	(18,446)	194,017
McGregor	227,254	75,751	-	303,005	(21,348)	281,657
McLovin	343,044	183,750	-	526,794	(37,313)	489,481
Meadow	242,548	80,000	-	322,548	(28,665)	293,884
Mimosa	159,969	53,750	-	213,719	(12,801)	200,918
Mojave	178,180	58,500	8,000	244,680	(23,215)	221,465
Murphy	224,701	73,612	-	298,312	(25,194)	273,119
Mycroft	135,657	45,219	-	180,876	(7,399)	173,476
Nugget	423,141	141,047	-	564,188	(38,468)	525,721
Odessa	403,261	133,750	-	537,011	(47,658)	489,353
Olive	175,139	57,500	5,044	237,683	(24,197)	213,486
Oly	344,549	184,100	-	528,649	(38,635)	490,013
Onyx	245,598	81,866	15,427	342,891	(17,510)	325,381
Oscar	188,729	62,910	5,865	257,503	(11,091)	246,412
Osceola	211,769	70,590	-	282,359	(11,551)	270,808
Osprey	264,002	88,001	6,901	358,903	(26,651)	332,252
Otoro	296,828	98,943	6,875	402,646	(30,502)	372,144
Palmer	220,930	73,643	5,690	300,264	(12,993)	287,270
Patrick	158,368	52,551	6,319	217,239	(24,680)	192,559
Peanut	163,038	54,346	-	217,385	(15,810)	201,575
Pearl	412,412	137,471	-	549,882	(37,492)	512,390
Pecan	157,052	52,124	-	209,176	(22,391)	186,784
Peterson	170,723	56,908	-	227,631	(7,760)	219,871
Piedmont	289,947	97,027	-	386,974	(25,480)	361,494

December 31, 2024
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Pinot	243,611	81,054	-	324,665	(32,211)	292,454
Pioneer	431,448	143,816	15,000	590,263	(39,006)	551,258
Plumtree	151,745	50,738	-	202,483	(22,079)	180,404
Point	288,748	96,249	-	384,997	(27,125)	357,872
Porthos	228,114	76,038	-	304,152	(11,751)	292,401
Quincy	413,303	137,768	-	551,071	(36,320)	514,751
Redondo	236,941	78,750	-	315,691	(17,950)	297,741
Regency	208,617	68,750	-	277,367	(14,540)	262,827
Reginald	329,750	108,750	26,869	465,368	(32,029)	433,339
Reynolds	324,775	108,258	-	433,033	(28,541)	404,492
Ribbonwalk	241,740	80,000	-	321,740	(27,837)	293,903
Richardson	237,659	78,750	-	316,409	(20,165)	296,244
Richmond	287,745	95,915	-	383,659	(13,079)	370,580
Ridge	164,536	54,000	-	218,536	(20,442)	198,094
Ritter	381,271	127,090	-	508,362	(34,661)	473,701
River	201,388	66,250	-	267,638	(25,021)	242,617
Riverwalk	298,504	99,501	-	398,005	(26,232)	371,773
Rooney	242,468	129,500	-	371,968	(28,007)	343,961
Roseberry	248,204	81,250	-	329,454	(30,085)	299,368
Rosewood	204,541	68,180	-	272,722	(19,214)	253,507
Roxy	246,352	82,117	-	328,469	(23,142)	305,327
Saddlebred	357,856	118,750	17,602	494,208	(49,656)	444,551
Saint	208,509	112,274	-	320,783	(21,483)	299,300
Sajni	226,838	75,613	14,142	316,592	(20,072)	296,520
Salem	241,306	80,225	-	321,531	(31,906)	289,625
Salinas	172,670	57,557	8,994	239,220	(13,760)	225,461
Saturn	163,562	53,750	6,480	223,792	(23,995)	199,797
Scepter	177,069	94,500	-	271,569	(20,505)	251,064
Sequoyah	187,039	62,000	5,041	254,080	(14,107)	239,973
Shallowford	272,709	90,500	-	363,209	(23,162)	340,047
Shoreline	234,300	77,500	-	311,800	(29,110)	282,690
Sigma	289,989	96,250	-	386,239	(31,525)	354,714
Simon	218,698	72,899	-	291,597	(11,266)	280,331
Sims	206,196	68,732	-	274,929	(11,247)	263,681
Soapstone	165,000	55,000	11,177	231,177	(24,412)	206,765
Sodalis	218,882	72,961	-	291,842	(19,235)	272,607

December 31, 2024
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Spencer	227,685	75,000	-	302,685	(29,097)	273,588
Splash	163,770	53,750	-	217,520	(21,836)	195,684
Spring	187,077	62,359	-	249,436	(16,440)	232,996
Stonebriar	153,288	51,096	-	204,385	(14,400)	189,985
Sugar	235,235	77,500	-	312,735	(29,242)	283,493
Summerset	192,776	63,750	15,526	272,051	(28,158)	243,894
Sundance	238,965	78,750	7,575	325,290	(21,386)	303,904
Sunnyside	167,162	55,721	-	222,882	(11,651)	211,231
Swift	259,781	86,594	5,641	352,015	(27,224)	324,791
Taylor	173,433	58,010	5,354	236,796	(17,739)	219,057
Terracotta	208,259	112,139	-	320,398	(20,195)	300,203
Theodore	217,070	72,357	-	289,427	(11,182)	278,244
Tulip	239,969	79,990	-	319,959	(23,270)	296,689
Tuscan	244,164	80,225	-	324,389	(32,259)	292,129
Tuscarora	252,508	83,998	-	336,505	(17,599)	318,906
Tuxford	198,079	66,026	-	264,106	(19,808)	244,298
Vernon	199,031	64,942	-	263,973	(24,728)	239,245
Walton	226,775	75,592	-	302,367	(19,929)	282,438
Wave	252,771	84,590	-	337,362	(25,277)	312,084
Weldon	159,806	52,500	-	212,306	(18,886)	193,420
Wellington	306,669	101,250	6,650	414,569	(28,570)	385,999
Wentworth	172,251	56,550	8,000	236,801	(22,507)	214,294
Wescott	207,088	69,029	-	276,118	(18,826)	257,291
Westchester	257,791	85,000	-	342,791	(32,028)	310,763
Wildwood	166,727	55,576	-	222,303	(15,662)	206,640
Willow	221,118	73,250	-	294,368	(18,762)	275,607
Wilson	289,478	96,830	5,795	392,103	(28,232)	363,871
Winchester	200,150	66,717	5,698	272,564	(11,224)	261,340
Windsor	264,500	87,500	-	352,000	(32,862)	319,138
Winston	248,565	82,855	-	331,420	(21,090)	310,330
Wisteria	224,188	74,729	7,912	306,830	(23,586)	283,244

	$57,440,937	$19,596,642	$549,424	$77,587,002	$(5,380,416)	$72,206,586

December 31, 2023
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
100	$464,472	$154,824	$-	$619,296	$(26,742)	$592,553
101	479,535	159,845	-	639,380	(26,157)	613,223
Abbington	361,773	120,591	6,695	489,059	(20,403)	468,656
Abernant	171,814	57,271	-	229,086	(1,562)	227,524
Alvin	240,221	80,074	-	320,294	(2,184)	318,111
Amber	231,434	76,250	-	307,684	(18,935)	288,748
Apollo	148,028	49,343	-	197,371	(8,074)	189,297
Aster	192,736	64,093	-	256,829	(9,345)	247,484
Augusta	224,136	74,712	-	298,848	(4,075)	294,773
Avebury	219,734	73,245	-	292,978	(13,983)	278,995
Avondale	248,780	82,927	-	331,707	(4,523)	327,184
Badminton	192,775	63,750	7,254	263,779	(17,767)	246,012
Ballinger	225,915	75,305	-	301,220	-	301,220
Bandelier	227,358	122,465	-	349,823	(17,913)	331,910
Baron	440,147	142,573	-	582,719	(24,008)	558,711
Basil	153,138	50,625	-	203,763	(13,922)	189,841
Bayside	193,863	63,750	-	257,613	(17,036)	240,576
Bazzel	187,453	62,484	19,530	269,468	(10,781)	258,687
Bedford	211,603	70,534	-	282,138	(12,824)	269,313
Bella	231,329	77,110	-	308,439	(3,505)	304,934
Belle	332,313	110,771	-	443,084	(17,119)	425,965
Belvedere	222,829	74,276	-	297,105	(4,051)	293,054
Bergenia	164,244	54,748	-	218,993	-	218,993
Blossom	192,230	64,077	-	256,307	(9,320)	246,986
Bonneau	253,239	84,413	5,330	342,982	(13,611)	329,371
Brainerd	219,905	72,500	-	292,405	(7,997)	284,408
Braxton	244,842	80,875	-	325,717	(11,871)	313,845
Brennan	171,314	57,105	-	228,419	(9,863)	218,555
Briarwood	157,646	52,549	-	210,195	(1,433)	208,762
Brooklyn	125,094	41,500	6,328	172,922	(5,709)	167,213
Burlington	490,374	163,458	-	653,831	(26,748)	627,084
Butter	286,835	93,724	-	380,558	(21,623)	358,935
Calvin	178,500	59,500	-	238,000	(2,164)	235,837
Camino	200,434	66,811	-	267,245	(10,325)	256,920
Campbell	-	-	-	-	-	-
Cawley	237,152	79,051	-	316,203	(3,593)	312,610
Centennial	215,425	71,250	-	286,675	(19,585)	267,090
Chaparral	148,009	49,491	-	197,500	(15,987)	181,513
Chelsea	232,861	77,620	-	310,481	(14,818)	295,663
Chester	280,215	93,000	-	373,215	(13,586)	359,628

December 31, 2023
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Chickamauga	282,098	93,075	-	375,173	(10,258)	364,915
Chinook	230,186	76,729	7,665	314,580	(4,126)	310,454
Chitwood	289,031	96,344	-	385,375	(14,889)	370,485
Clover	249,340	83,113	-	332,453	(12,457)	319,996
Coatbridge	205,145	67,500	7,962	280,607	(18,559)	262,048
Collier	268,326	89,442	-	357,769	(13,823)	343,946
Collinston	159,806	52,500	-	212,306	(13,075)	199,231
Conway	519,077	171,250	-	690,327	(25,167)	665,159
Cove	158,950	52,983	-	211,933	(3,853)	208,080
Creekside	234,815	78,472	-	313,287	(12,097)	301,191
Creekwood	218,448	72,375	-	290,823	(10,591)	280,232
Cumberland	223,247	74,416	-	297,662	(10,824)	286,838
Cupcake	166,444	54,639	8,000	229,083	(14,553)	214,529
Cypress	275,692	91,250	-	366,942	(12,531)	354,411
Daisy	227,590	75,863	-	303,453	(11,724)	291,729
Davidson	160,008	52,500	-	212,508	(12,607)	199,901
Dawson	171,298	56,250	5,028	232,575	(16,478)	216,097
Delta	257,741	85,914	-	343,654	(17,183)	326,471
Dewberry	143,700	47,500	-	191,200	(13,064)	178,136
Diablo	195,243	103,950	-	299,193	(14,282)	284,911
Dogwood	182,125	60,000	-	242,125	(9,382)	232,743
Dolittle	232,183	76,093	-	308,276	(17,590)	290,687
Dolly	521,147	173,682	-	694,829	(26,847)	667,983
Dops	154,480	51,250	-	205,730	(5,149)	200,581
Dorchester	259,980	86,660	-	346,640	(13,393)	333,247
Dunbar	243,644	81,215	13,811	338,670	(13,980)	324,690
Eagle	203,903	67,968	7,150	279,021	(9,983)	269,037
Eastfair	162,575	53,750	-	216,325	(14,780)	201,546
Eastwood	240,809	80,270	-	321,079	(2,189)	318,890
Elevation	201,118	65,837	13,996	280,951	(18,374)	262,577
Ella	197,272	65,757	-	263,030	(5,978)	257,052
Ellen	187,200	62,400	-	249,600	(2,269)	247,331
Elm	125,176	41,250	-	166,426	(10,733)	155,693
Emporia	265,811	88,604	-	354,415	(17,721)	336,694
Ensenada	365,214	196,000	-	561,214	(28,887)	532,327
Falcon	204,606	67,500	7,000	279,106	(9,380)	269,725
Felix	187,146	62,382	6,979	256,507	(3,185)	253,322
Fenwick	226,605	75,535	-	302,140	(4,120)	298,020
Fletcher	132,652	44,217	-	176,869	(1,608)	175,261
Folly	235,178	78,393	8,504	322,074	(13,958)	308,116
Forest	265,264	87,500	12,474	365,238	(24,115)	341,123
Foster	236,883	78,961	-	315,843	(4,307)	311,537

December 31, 2023
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Franklin	225,740	75,247	5,186	306,173	(3,852)	302,320
Gardens	166,712	55,571	5,548	227,830	(10,104)	217,726
General	238,814	79,605	-	318,419	(3,618)	314,801
Goose	189,997	63,332	6,700	260,029	(9,306)	250,723
Grant	244,818	129,500	-	374,318	(19,289)	355,029
Greenhill	246,644	82,215	-	328,858	(16,443)	312,415
Gretal	341,305	112,500	-	453,805	(14,480)	439,325
Grove	170,579	56,860	13,000	240,439	(14,022)	226,418
Hadden	166,460	55,487	-	221,947	(11,097)	210,849
Hansard	229,327	75,709	-	305,035	(7,644)	297,391
Hansel	305,996	101,999	-	407,994	(13,909)	394,085
Hargrave	176,640	58,880	-	235,520	(2,141)	233,379
Harrison	346,265	115,000	-	461,265	(16,789)	444,477
Henry	325,137	108,379	-	433,516	(16,749)	416,767
Heritage	220,017	73,339	5,056	298,412	(14,185)	284,227
Heron	216,890	72,297	5,305	294,492	(14,079)	280,413
Highland	216,811	72,270	-	289,081	(11,169)	277,912
Hines	193,050	64,350	8,950	266,350	(11,425)	254,925
Hobbes	176,871	58,957	-	235,828	(2,144)	233,684
Holcomb	268,238	89,413	-	357,651	(14,631)	343,019
Holland	160,008	52,500	-	212,508	(13,091)	199,416
Hollandaise	276,552	92,184	-	368,736	(17,599)	351,137
Holloway	256,950	85,000	-	341,950	(23,359)	318,591
Inglewood	514,831	169,750	-	684,581	(24,961)	659,619
Irene	132,652	44,217	-	176,869	(1,608)	175,261
Jack	313,439	104,480	6,782	424,700	(20,390)	404,310
Jake	445,114	148,371	-	593,485	(24,279)	569,206
Jefferson	207,755	68,441	-	276,196	(6,925)	269,271
Jill	302,035	101,838	-	403,872	(14,644)	389,228
Johnny	442,591	147,497	-	590,089	(22,800)	567,288
June	442,591	147,497	-	590,089	(22,800)	567,288
Jupiter	159,802	52,500	-	212,302	(13,075)	199,227
Kawana	208,216	69,405	-	277,621	(13,250)	264,371
Kennesaw	321,006	107,002	-	428,008	(16,537)	411,471
Kenny	521,147	173,682	-	694,829	(26,847)	667,983
KerriAnn	257,713	85,000	-	342,713	(20,305)	322,408
Kessler	195,429	65,143	5,526	266,098	(11,633)	254,464
Kingsley	238,075	78,750	-	316,825	(21,451)	295,374

December 31, 2023
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Kirkwood	197,564	65,855	-	263,419	(11,375)	252,044
Korin	210,256	69,716	-	279,972	(7,646)	272,326
Lallie	280,725	92,500	10,869	384,094	(26,121)	357,973
Lanier	285,656	95,219	5,121	385,996	(16,703)	369,293
Lannister	132,923	44,308	6,100	183,331	(9,792)	173,539
Latte	275,597	91,866	-	367,463	(14,197)	353,266
Lennox	163,783	53,750	-	217,533	(14,393)	203,140
Lierly	161,250	53,750	-	215,000	(17,265)	197,735
Lily	380,574	126,250	31,533	538,356	(33,813)	504,543
Limestone	221,258	72,500	-	293,758	(18,103)	275,655
Litton	242,715	80,000	-	322,715	(8,826)	313,889
Longwoods	203,601	67,867	-	271,468	(3,702)	267,766
Lookout	260,780	86,927	-	347,707	(14,224)	333,483
Loretta	518,678	171,250	-	689,928	(25,148)	664,780
Louis	203,538	67,846	-	271,384	(3,701)	267,683
Louise	208,392	69,464	-	277,856	(12,630)	265,226
Lovejoy	222,438	74,146	-	296,584	(14,155)	282,429
Luna	162,575	53,750	-	216,325	(14,780)	201,546
Lurleen	165,449	55,150	10,401	230,999	(9,502)	221,497
Madison	155,520	51,840	-	207,360	(8,483)	198,877
Mae	267,516	89,172	-	356,688	(13,781)	342,907
Magnolia	189,690	63,230	7,050	259,970	(13,037)	246,933
Malbec	241,344	80,225	-	321,568	(23,134)	298,434
Mammoth	257,706	85,902	-	343,608	(15,619)	327,989
Marcelo	215,116	71,705	-	286,822	(10,430)	276,392
Marie	241,848	79,625	-	321,473	(8,062)	313,411
Marietta	228,678	76,807	-	305,485	(11,780)	293,705
Marion	192,484	64,161	5,564	262,209	(3,963)	258,246
Marple	132,652	44,217	-	176,869	(2,412)	174,457
Martell	196,472	65,491	-	261,963	(3,572)	258,391
Mary	205,277	68,426	-	273,703	(3,732)	269,971
Matchingham	160,191	52,273	-	212,463	(12,621)	199,842
McGregor	227,254	75,751	-	303,005	(13,084)	289,920
McLovin	343,044	183,750	-	526,794	(24,875)	501,918
Meadow	242,548	80,000	-	322,548	(19,845)	302,704
Mimosa	159,969	53,750	-	213,719	(6,893)	206,826

December 31, 2023
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Mojave	178,180	58,500	8,000	244,680	(16,166)	228,514
Murphy	224,701	73,612	-	298,312	(17,023)	281,290
Mycroft	135,657	45,219	-	180,876	(2,466)	178,409
Nugget	423,141	141,047	-	564,188	(23,081)	541,108
Odessa	403,261	133,750	-	537,011	(32,994)	504,017
Olive	175,139	57,500	5,044	237,683	(16,820)	220,863
Oly	344,549	184,100	-	528,649	(26,106)	502,542
Onyx	245,598	81,866	15,427	342,891	(5,494)	337,397
Oscar	188,729	62,910	5,865	257,503	(3,055)	254,448
Osceola	211,769	70,590	-	282,359	(3,850)	278,508
Osprey	264,002	88,001	6,901	358,903	(15,670)	343,233
Otoro	296,828	98,943	6,875	402,646	(18,333)	384,313
Palmer	220,930	73,643	5,690	300,264	(3,822)	296,442
Patrick	158,368	52,551	6,319	217,239	(17,644)	199,594
Peanut	163,038	54,346	-	217,385	(9,881)	207,503
Pearl	412,412	137,471	-	549,882	(22,495)	527,387
Pecan	157,052	52,124	-	209,176	(16,666)	192,509
Peterson	170,723	56,908	-	227,631	(1,552)	226,079
Piedmont	289,947	97,027	-	386,974	(14,937)	372,038
Pinot	243,611	81,054	-	324,665	(23,352)	301,313
Pioneer	431,448	143,816	15,000	590,263	(22,772)	567,492
Plumtree	151,745	50,738	-	202,483	(16,544)	185,939
Point	288,748	96,249	-	384,997	(16,625)	368,372
Porthos	228,114	76,038	-	304,152	(3,456)	300,696
Quincy	413,303	137,768	-	551,071	(21,291)	529,780
Redondo	236,941	78,750	-	315,691	(9,334)	306,357
Regency	208,617	68,750	-	277,367	(6,954)	270,413
Reginald	329,750	108,750	8,200	446,700	(18,038)	428,662
Reynolds	324,775	108,258	-	433,033	(16,731)	416,302
Ribbonwalk	241,740	80,000	-	321,740	(19,046)	302,694
Richardson	237,659	78,750	-	316,409	(11,523)	304,886
Richmond	287,745	95,915	-	383,659	(2,616)	381,043
Ridge	164,536	54,000	-	218,536	(14,459)	204,077
Ritter	381,271	127,090	-	508,362	(20,797)	487,565
River	201,388	66,250	-	267,638	(17,698)	249,940
Riverwalk	298,504	99,501	-	398,005	(15,378)	382,628
Rooney	242,468	129,500	-	371,968	(19,163)	352,805
Roseberry	248,204	81,250	-	329,454	(21,060)	308,394

December 31, 2023
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Rosewood	204,541	68,180	-	272,722	(11,777)	260,945
Roxy	246,352	82,117	-	328,469	(14,184)	314,285
Saddlebred	357,856	118,750	17,602	494,208	(34,379)	459,829
Saint	208,509	112,274	-	320,783	(13,901)	306,883
Sajni	226,838	75,613	14,142	316,592	(8,995)	307,597
Salem	241,306	80,225	-	321,531	(23,131)	298,399
Salinas	172,670	57,557	8,994	239,220	(5,682)	233,538
Saturn	163,562	53,750	6,480	223,792	(16,731)	207,061
Scepter	177,069	94,500	-	271,569	(14,030)	257,539
Sequoyah	187,039	62,000	-	249,039	(6,801)	242,237
Shallowford	272,709	90,500	-	363,209	(13,245)	349,964
Shoreline	234,300	77,500	-	311,800	(20,590)	291,210
Sigma	289,989	96,250	-	386,239	(21,046)	365,193
Simon	218,698	72,899	-	291,597	(3,314)	288,283
Sims	206,196	68,732	-	274,929	(3,749)	271,179
Soapstone	165,000	55,000	-	220,000	(17,667)	202,333
Sodalis	218,882	72,961	-	291,842	(11,276)	280,566
Spencer	227,685	75,000	-	302,685	(20,784)	281,901
Splash	163,770	53,750	-	217,520	(15,881)	201,639
Spring	187,077	62,359	-	249,436	(9,637)	239,799
Stonebriar	153,288	51,096	-	204,385	(8,826)	195,559
Sugar	235,235	77,500	-	312,735	(20,684)	292,051
Summerset	192,776	63,750	15,526	272,051	(18,043)	254,009
Sundance	238,965	78,750	7,575	325,290	(11,181)	314,109
Sunnyside	167,162	55,721	-	222,882	(5,572)	217,310
Swift	259,781	86,594	5,641	352,015	(16,649)	335,366
Taylor	173,433	58,010	5,354	236,796	(10,362)	226,434
Terracotta	208,259	112,139	-	320,398	(12,622)	307,776
Theodore	217,070	72,357	-	289,427	(3,289)	286,138
Tulip	239,969	79,990	-	319,959	(14,544)	305,415
Tuscan	244,164	80,225	-	324,389	(23,381)	301,008
Tuscarora	252,508	83,998	-	336,505	(8,417)	328,088
Tuxford	198,079	66,026	-	264,106	(12,605)	251,501
Vernon	199,031	64,942	-	263,973	(17,491)	246,482
Walton	226,775	75,592	-	302,367	(11,682)	290,685
Wave	252,771	84,590	-	337,362	(16,085)	321,276
Weldon	159,806	52,500	-	212,306	(13,075)	199,231
Wellington	306,669	101,250	6,650	414,569	(16,088)	398,481
Wentworth	172,251	56,550	8,000	236,801	(15,674)	221,127
Wescott	207,088	69,029	-	276,118	(11,296)	264,822
Westchester	257,791	85,000	-	342,791	(22,654)	320,137
Wildwood	166,727	55,576	-	222,303	(9,599)	212,703
Willow	221,118	73,250	-	294,368	(10,721)	283,647
Wilson	289,478	96,830	5,795	392,103	(16,510)	375,593
Winchester	200,150	66,717	5,698	272,564	(2,806)	269,758
Windsor	264,500	87,500	-	352,000	(23,244)	328,756
Winston	248,565	82,855	-	331,420	(12,052)	319,369
Wisteria	224,188	74,729	7,912	306,830	(13,851)	292,979

	$57,656,362	$19,667,892	$481,084	$77,805,338	$(3,227,932)	$74,577,406

NOTE 5: MORTGAGE PAYABLE, NET

The Company has mortgages with Arvest Bank, Certain Lending, and Arrived Short Term Notes, LLC , an affiliate of the Manager. The following is a summary of the mortgages by each Series as of December 31, 2024 and 2023:

December 31, 2024
Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate
Arrived NC Amber, LLC	Certain Lending	7312 Amberly Hills Rd, Charlotte, NC 28215	$200,830	30	7	3.875%
Arrived Homes Series Apollo, a series of Arrived Homes, LLC	Certain Lending	609 Marguerite Drive NW, Huntsville, AL 35805	136,500	30	7	5.625%
Arrived AR Aster, LLC	Certain Lending	490 W Aster Avenue, Farmington, AR 72730	127,500	30	7	6.625%
Arrived AL Avebury, LLC	Certain Lending	287 Avebury Rd, Meridianville, AL 35759	203,000	30	7	3.875%
Arrived SC Badminton, LLC	Certain Lending	414 Badminton Ct, Lexington, SC 29072	174,200	30	5	4.625%
Arrived AZ Bandelier, LLC	Certain Lending	6180 W Bandelier Ct, Tucson, AZ 85742	244,930	30	7	3.875%
Arrived SC Basil, LLC	Certain Lending	317 Morning Creek Dr, Easley, SC 29640	131,625	30	5	4.625%
Arrived SC Bayside, LLC	Certain Lending	59 Bayside Ct, Columbia, SC 29229	165,750	30	7	4.625%
Arrived SC Bedford, LLC	Certain Lending	808 Derby Downs Ct, Elgin, SC 29045	196,000	30	7	3.875%
Arrived TN Brainerd, LLC	Arrived Short Term Notes, LLC	1307 Vance Road, Chattanooga, TN 37421	145,000	5	5	5.950%
Arrived AL Brennan, LLC	Certain Lending	1305 19th Avenue SW, Decatur, AL 35601	157,500	30	7	5.625%
Arrived Homes Series Brooklyn, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	2261 Reece Boulevard, Tuscaloosa, AL 35401	83,000	5	5	5.950%
Arrived SC Butter, LLC	Certain Lending	162 Lucky Day Dr, Summerville, SC 29486	262,426	30	7	3.875%
Arrived AR Chaparral, LLC	Arvest Bank	4309 W Chaparral Ln, Fayetteville, AR 72704	104,310	10	5	4.000%
Arrived AL Chelsea, LLC	Certain Lending	274 Chelsea Park Rd, Chelsea, AL 35043	215,492	30	7	3.875%
Arrived TN Chester, LLC	Certain Lending	6097 Amber Forest Trail, Hixson, TN 37343	186,000	30	7	6.625%
Arrived SC Coatbridge, LLC	Certain Lending	125 Cloverwood Drive SW, Huntsville, AL 35824	175,500	30	5	4.625%
Arrived NC Collinston, LLC	Certain Lending	1129 Cloud View Drive, Powell, TN 37849	136,500	30	5	3.875%
Arrived Homes Series Creekwood, a series of Arrived Homes, LLC	Certain Lending	439 N Otoe Street, Farmington, AR 72730	144,750	30	7	6.625%
Arrived AR Cupcake LLC	Certain Lending	702 Jim Brown Drive, Clarksville, TN 37042	152,989	30	7	3.875%
Arrived GA Cypress, LLC	Certain Lending	3450 Cypress Club Trail, Austell, GA 30106	182,500	30	7	6.625%
Arrived NC Davidson LLC	Certain Lending	1812 Anthony Drive, Rogers, AR 72756	147,000	30	7	3.875%
Arrived SC Dawson, LLC	Certain Lending	313 Dawsons Park Dr, Lexington, SC 29072	146,250	30	5	4.625%
Arrived GA Delta, LLC	Certain Lending	5042 Rapahoe Trl, Atlanta, GA 30349	226,800	30	7	3.875%

December 31, 2024
Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate
Arrived SC Dewberry, LLC	Certain Lending	130 Bonhomme Cir, Lexington, SC 29072	121,225	30	5	4.625%
Arrived AZ Diablo, LLC	Certain Lending	6566 S Diablo Dr, Tucson, AZ 85757	207,900	30	7	3.875%
Arrived SC Dolittle, LLC	Certain Lending	1335 Maxwell Circle, Tuscaloosa, AL 35405	207,577	30	7	3.875%
Arrived AR Eagle, LLC	Certain Lending	1416 Mutual Drive, Clarksville, TN 37042	135,000	30	7	6.625%
Arrived SC Eastfair, LLC	Certain Lending	461 Eastfair Dr, Columbia, SC 29209	150,000	30	5	4.625%
Arrived SC Elevation, LLC	Certain Lending	305 Elevation Ct, Inman, SC 29349	172,250	30	5	4.625%
Arrived SC Elm, LLC	Certain Lending	1231 Tolliver St, Columbia, SC 29201	107,250	30	5	4.625%
Arrived GA Emporia, LLC	Certain Lending	625 Emporia Loop, McDonough, GA 30253	245,000	30	7	3.875%
Arrived CO Ensenada, LLC	Certain Lending	6293 N Ensenada Ct, Aurora, CO 80019	392,000	30	7	3.875%
Arrived AR Falcon, LLC	Certain Lending	375 Canada Dr, Farmington, AR 72730	135,000	30	7	6.625%
Arrived SC Forest, LLC	Certain Lending	199 Longford Drive, Summerville, SC 29483	227,500	30	5	4.625%
Arrived Homes Series Gardens, a series of Arrived Homes, LLC	Certain Lending	2014 Inverness Pkwy, Tuscaloosa, AL 35405	136,500	30	7	4.750%
Arrived AR Goose, LLC	Certain Lending	561 N Goose Crossing, Farmington, AR 72730	125,750	30	7	6.625%
Arrived GA Grant, LLC	Certain Lending	1770 Grant Ct, Braselton, GA 30517	259,000	30	7	3.875%
Arrived SC Greenhill, LLC	Certain Lending	640 Frow Dr, Elgin, SC 29045	227,784	30	7	3.875%
Arrived Homes Series Grove, a series of Arrived Homes, LLC	Certain Lending	4485 Jack Faulk St, Murfreesboro, TN 37127	157,500	30	7	4.750%
Arrived SC Hadden, LLC	Certain Lending	142 Hadden St, Duncan, SC 29334	143,500	30	7	3.875%
Arrived TN Hansel, LLC	Certain Lending	2414 Stream View Lane, Morristown, TN 37814	201,995	30	7	6.625%
Arrived TN Harrison, LLC	Certain Lending	5776 Caney Ridge Circle, Ooltewah, TN 37363	230,000	30	7	6.625%
Arrived Homes Series Heritage, a series of Arrived Homes, LLC	Certain Lending	332 Madison Grace Avenue, McDonough, GA 30252	203,000	30	7	4.750%
Arrived SC Heron, LLC	Certain Lending	8334 Whitehaven Drive, North Charleston, SC 29420	200,900	30	7	4.750%
Arrived NC Holland LLC	Certain Lending	1994 Bridgewater Pass, Hampton, GA 30228	147,000	30	5	4.625%
Arrived TN Hollandaise, LLC	Certain Lending	741 Hollandale Rd, La Vergne, TN 37086	255,500	30	7	3.875%
Arrived SC Holloway, LLC	Certain Lending	601 W Czardas Way, Woodruff, SC 29388	221,000	30	5	4.625%

December 31, 2024
Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate
Arrived TN Jack, LLC	Certain Lending	4434 Jack Faulk St, Murfreesboro, TN 37127	289,629	30	7	4.375%
Arrived TN Jill, LLC	Certain Lending	2328 Beacon Road, Talbott, TN 37877	201,320	30	7	6.625%
Arrived NC Jupiter LLC	Certain Lending	520 Yokley Drive, Nashville, TN 37207	139,750	30	5	4.625%
Arrived AL Kawana, LLC	Certain Lending	28041 Kawana Ct, Harvest, AL 35749	192,500	30	7	3.875%
Arrived NC KerriAnn, LLC	Certain Lending	1843 Meade Avenue, Nashville, TN 37207	238,000	30	7	3.875%
Arrived AR Kessler, LLC	Certain Lending	12520 Meadow Oaks Lane, Farmington, AR 72730	128,500	30	7	6.625%
Arrived SC Kingsley, LLC	Certain Lending	505 Kingsley View Rd, Blythewood, SC 29016	215,000	30	5	4.625%
Arrived TN Kirkwood, LLC	Certain Lending	1064 Cindy Jo Court, Clarksville, TN 37040	182,000	30	7	4.750%
Arrived SC Lallie, LLC	Certain Lending	1042 E Sparrow Circle, Fayetteville, AR 72701	240,500	30	5	4.625%
Arrived Homes Series Lanier, a series of Arrived Homes, LLC	Certain Lending	6464 Flowery Way, Flowery Branch, GA 30542	263,900	30	7	4.750%
Arrived Homes Series Lannister, a series of Arrived Homes, LLC	Certain Lending	2263 Reece Blvd, Tuscaloosa, AL 35401	115,500	30	7	6.125%
Arrived SC Lennox, LLC	Certain Lending	6030 Thorntons Way Circle, Huntsville, AL 35810	139,750	30	5	4.625%
Arrived AR Lierly, LLC	Arvest Bank	4203 W Lierly Ln, Fayetteville, AR 72704	131,100	10	5	4.000%
Arrived CO Lily, LLC	Certain Lending	9799 Desert Lily Cir, Colorado Springs, CO 80925	311,500	30	7	3.875%
Arrived SC Limestone LLC	Certain Lending	863 Bergenfield Ln, Chapin, SC 29036	203,000	30	5	3.875%
Arrived TN Litton, LLC	Arrived Short Term Notes, LLC	7304 Calla Crossing, Knoxville, TN 37918	160,000	5	5	5.950%
Arrived Homes Series Louise, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	2615 Lily Way, Northport, AL 35473	182,000	5	7	4.375%
Arrived GA Lovejoy, LLC	Certain Lending	2658 Lovejoy Crossing Dr, Hampton, GA 30228	205,100	30	7	3.875%
Arrived SC Luna, LLC	Certain Lending	417 Hosea Ct, Lexington, SC 29072	150,000	30	5	4.625%
Arrived Homes Series Lurleen, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	129 Whitestone Drive Northeast, Huntsville, AL 35810	110,000	5	5	6.990%
Arrived Homes Series Madison, a series of Arrived Homes, LLC	Certain Lending	902 Appleby Street NW, Huntsville, AL 35816	102,500	30	7	6.000%
Arrived GA Magnolia, LLC	Certain Lending	7088 Luna Mae Court, Boiling Springs, SC 29316	175,000	30	7	5.625%
Arrived AR Malbec, LLC	Certain Lending	755 N Malbec Rd, Fayetteville, AR 72704	208,585	30	5	4.625%
Arrived Homes Series Mammoth, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	200 Vernon Walk, McDonough, GA 30252	238,000	5	7	4.750%

December 31, 2024
Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate
Arrived SC Marietta, LLC	Certain Lending	309 Hayley Marie Lane, Knoxville, TN 37920	152,113	30	7	6.625%
Arrived SC Matchingham, LLC	Certain Lending	1077 Matchingham Dr, Columbia, SC 29223	146,364	30	7	3.875%
Arrived CO McLovin, LLC	Certain Lending	674 Sly Fox Drive, Clarksville, TN 37040	367,500	30	7	3.875%
Arrived NC Meadow, LLC	Certain Lending	9235 Avery Meadows Dr, Charlotte, NC 28216	214,900	30	7	3.875%
Arrived Homes Series Mimosa, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	6208 Mimosa Gardens Drive, Tuscaloosa, AL 35405	107,500	5	5	6.625%
Arrived AR Mojave LLC	Certain Lending	340 N Mojave St, Farmington, AR 72730	163,800	30	7	3.875%
Arrived SC Murphy, LLC	Certain Lending	211 Doolittle Dr, Chapin, SC 29036	207,270	30	7	3.875%
Arrived CO Odessa, LLC	Arrived Short Term Notes, LLC	10134 Zeno Street, Commerce City, CO 80022	374,500	5	7	3.875%
Arrived SC Olive, LLC	Certain Lending	240 Tea Olive Ave, Lexington, SC 29073	126,100	30	5	4.625%
Arrived CO Oly, LLC	Certain Lending	8880 E 106th Pl, Commerce City, CO 80640	368,200	30	7	3.875%
Arrived GA Otoro, LLC	Certain Lending	5121 Morrow Lane, Summerville, SC 29485	274,400	30	7	3.875%
Arrived AR Patrick, LLC	Arvest Bank	4309 W Patrick St, Fayetteville, AR 72704	108,300	10	5	4.000%
Arrived Homes Series Peanut, a series of Arrived Homes, LLC	Certain Lending	160 Roscommon Rd, Tuscaloosa, AL 35405	147,000	30	7	4.750%
Arrived AR Pecan, LLC	Arvest Bank	1929 14th Ave N, Nashville, TN 37208	112,860	10	5	4.000%
Arrived GA Piedmont, LLC	Certain Lending	4774 Brookwood Place, Atlanta, GA 30349	192,500	30	7	6.625%
Arrived AR Pinot, LLC	Certain Lending	763 N Malbec Rd, Fayetteville, AR 72704	210,740	30	5	4.625%
Arrived AR Plumtree, LLC	Arvest Bank	9363 Sedalia Street, Commerce City, CO 80022	111,150	10	5	4.000%
Arrived TN Point, LLC	Certain Lending	1129 Hilliard Lane, Clarksville, TN 37042	267,750	30	7	4.750%
Arrived NM Redondo, LLC	Arrived Short Term Notes, LLC	27003 E Archer Avenue, Aurora, CO 80018	157,500	5	5	6.625%
Arrived OH Regency, LLC	Arrived Short Term Notes, LLC	200 Regency Square, Maineville, OH 45039	137,500	5	5	6.990%
Arrived NC Ribbonwalk, LLC	Certain Lending	2712 Trey Court, Ellenwood, GA 30294	224,000	30	7	3.875%
Arrived SC Ridge, LLC	Certain Lending	308 Oristo Ridge Way, West Columbia, SC 29170	140,400	30	5	4.625%
Arrived SC River, LLC	Certain Lending	8824 Canary Circle, Colorado Springs, CO 80908	172,250	30	5	4.625%
Arrived AZ Rooney, LLC	Certain Lending	6377 Winlerkorn Lane, Ooltewah, TN 37363	259,000	30	7	3.875%
Arrived SC Roseberry, LLC	Certain Lending	5013 Paddy Field Way, Ladson, SC 29456	211,250	30	5	4.625%
Arrived Homes Series Rosewood, a series of Arrived Homes, LLC	Certain Lending	2633 Lily Way, Northport, AL 35473	189,000	30	7	4.750%

December 31, 2024
Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate
Arrived TN Roxy, LLC	Certain Lending	3736 Gray Fox Drive, Clarksville, TN 37040	220,500	30	7	4.750%
Arrived CO Saddlebred, LLC	Certain Lending	6213 Saddlebred Way, Colorado Springs, CO 80925	332,500	30	5	3.875%
Arrived AZ Saint, LLC	Certain Lending	7713 W Long Boat Way, Tucson, AZ 85757	211,992	30	7	3.875%
Arrived AR Salem, LLC	Certain Lending	659 N Salem Rd, Fayetteville, AR 72704	212,550	30	5	4.625%
Arrived NC Saturn, LLC	Certain Lending	923 Jupiter St, Gastonia, NC 28052	139,750	30	5	4.625%
Arrived AZ Scepter, LLC	Certain Lending	216 E Scepter Ln, Vail, AZ 85641	189,000	30	5	3.875%
Arrived AR Sequoyah, LLC	Arrived Short Term Notes, LLC	981 E Starling St, Fayetteville, AR 72704	124,000	5	5	6.490%
Arrived TN Shallowford, LLC	Certain Lending	7258 Noah Reid Road, Chattanooga, TN 37421	181,000	30	7	6.625%
Arrived SC Shoreline, LLC	Certain Lending	606 Shoreline Blvd, Boiling Springs, SC 29316	211,900	30	5	4.625%
Arrived NC Sigma, LLC	Certain Lending	116 Canvasback Dr, Durham, NC 27704	269,500	30	7	3.875%
Arrived AR Soapstone, LLC	Arvest Bank	4672 W Soapstone Dr, Fayetteville, AR 72704	128,250	10	5	4.000%
Arrived SC Spencer, LLC	Certain Lending	8539 Gold Rush Way, Camby, IN 46113	195,000	30	5	4.625%
Arrived AR Splash, LLC	Arvest Bank	994 S Splash Dr, Fayetteville, AR 72701	122,500	10	5	4.000%
Arrived Homes Series Stonebriar, a series of Arrived Homes, LLC	Certain Lending	352 Robin Helton Drive, Boiling Springs, SC 29316	134,400	30	7	4.750%
Arrived SC Sugar, LLC	Certain Lending	300 Southern Sugar Ave, Moncks Corner, SC 29461	201,500	30	5	4.625%
Arrived SC Summerset, LLC	Certain Lending	2016 Culloden Dr, Summerville, SC 29483	165,750	30	5	4.625%
Arrived NM Sundance, LLC	Arrived Short Term Notes, LLC	620 Creekside Avenue SW, Los Lunas, NM 87031	157,500	5	5	6.625%
Arrived Homes Series Taylor, a series of Arrived Homes, LLC	Certain Lending	3010 Chris Circle, Villa Rica, GA 30180	115,000	30	7	6.625%
Arrived AZ Terracotta, LLC	Certain Lending	10954 E Oak Grove Pl, Tucson, AZ 85747	222,600	30	7	3.875%
Arrived Homes Series Tulip, a series of Arrived Homes, LLC	Certain Lending	7339 Tulip Trestle Ct, Northport, AL 35473	221,900	30	7	4.750%
Arrived AR Tuscan, LLC	Arvest Bank	3474 W Tuscan Rd, Fayetteville, AR 72704	181,480	10	5	4.000%
Arrived SC Tuxford, LLC	Certain Lending	10633 Caresso Loop Southwest, Albuquerque, NM 87121	178,500	30	7	3.875%
Arrived SC Vernon, LLC	Certain Lending	135 McMakin Dr, Lyman, SC 29365	181,837	30	7	3.875%
Arrived GA Wave, LLC	Certain Lending	3211 SW Stonepoint Avenue, Bentonville, AR 72712	224,000	30	7	3.875%
Arrived NC Weldon LLC	Certain Lending	914 N Ransom St, Gastonia, NC 28052	136,500	30	5	3.875%
Arrived AR Wentworth, LLC	Certain Lending	412 Astoria Way, McDonough, GA 30253	158,340	30	7	3.875%
Arrived TN Wescott, LLC	Certain Lending	416 Sandburg Drive, Clarksville, TN 37042	136,250	30	7	6.125%
Arrived SC Westchester, LLC	Certain Lending	488 Forest Creek Way, Elgin, SC 29045	198,900	30	5	4.625%
Arrived TN Wildwood, LLC	Certain Lending	1672 Southern Heights Circle SE, Cleveland, TN 37311	110,000	30	7	5.500%
Arrived SC Windsor, LLC	Certain Lending	3910 Greico Rd, North Charleston, SC 29420	227,500	30	5	4.625%
Arrived Homes Series Wisteria, a series of Arrived Homes, LLC	Certain Lending	8304 Stillwater Circle NW, Huntsville, AL 35806	207,477	30	7	4.750%

			$24,021,338

December 31, 2023
Series Name	Lender	Address	Mortgage Principal	Term	Interest Only Period	Interest Rate
Arrived NC Amber, LLC	Certain Lending	7312 Amberly Hills Rd, Charlotte, NC 28215	$200,830	30	7	3.875%
Arrived Homes Series Apollo, a series of Arrived Homes, LLC	Certain Lending	609 Marguerite Drive, Huntsville, AL 35808	136,500	30	7	5.625%
Arrived AR Aster, LLC	Certain Lending	490 W Aster Avenue, Farmington, AR 72730	127,500	30	7	6.625%
Arrived AL Avebury, LLC	Certain Lending	287 Avebury Rd, Meridianville, AL 35759	203,000	30	7	3.875%
Arrived SC Badminton, LLC	Certain Lending	414 Badminton Ct, Lexington, SC 29072	174,200	30	5	4.625%
Arrived AZ Bandelier, LLC	Certain Lending	6180 W Bandelier Ct, Tucson, AZ 85742	244,930	30	7	3.875%
Arrived SC Basil, LLC	Certain Lending	317 Morning Creek Dr, Easley, SC 29640	131,625	30	5	4.625%
Arrived SC Bayside, LLC	Certain Lending	59 Bayside Ct, Columbia, SC 29229	165,750	30	7	4.625%
Arrived SC Bedford, LLC	Certain Lending	808 Derby Downs Ct, Elgin, SC 29045	196,000	30	7	3.875%
Arrived TN Brainerd, LLC	Arrived Holdings	1307 Vance Road, Chattanooga, TN 37421	145,000	30	5	5.950%
Arrived AL Brennan, LLC	Certain Lending	1305 19th Avenue SW, Decatur, AL 35603	157,500	30	7	5.625%
Arrived Homes Series Brooklyn, a series of Arrived Homes, LLC	Arrived Holdings	2261 Reece Boulevard, Tuscaloosa, AL 35401	83,000	30	5	5.950%
Arrived SC Butter, LLC	Certain Lending	162 Lucky Day Dr, Summerville, SC 29486	262,426	30	7	3.875%
Arrived NC Centennial LLC	Certain Lending	726 Centennial St, Gastonia, NC 28056	190,000	30	5	4.625%
Arrived AR Chaparral, LLC	Arvest Bank	4309 W Chaparral Ln, Fayetteville, AR 72704	104,310	10	5	4.00%
Arrived AL Chelsea, LLC	Certain Lending	274 Chelsea Park Rd, Chelsea, AL 35043	215,492	30	7	3.875%

December 31, 2023
Series Name	Lender	Address	Mortgage Principal	Term	Interest Only Period	Interest Rate
Arrived TN Chester, LLC	Certain Lending	6097 Amber Forest Trail, Hixson, TN 37343	186,000	30	7	6.625%
Arrived SC Coatbridge, LLC	Certain Lending	172 Coatbridge Dr, Blythewood, SC 29016	175,500	30	5	4.625%
Arrived NC Collinston, LLC	Certain Lending	1507 Collinston Dr, Gastonia, NC 28052	136,500	30	5	3.875%
Arrived Homes Series Creekwood, a series of Arrived Homes, LLC	Certain Lending	361 Harbor Glen Drive SW, Madison, AL 35756	144,750	30	7	6.625%
Arrived AR Cupcake LLC	Certain Lending	358 N Mojave St, Farmington, AR 72730	152,989	30	7	3.875%
Arrived GA Cypress, LLC	Certain Lending	3450 Cypress Club Trail, Austell, GA 30106	182,500	30	7	6.625%
Arrived NC Davidson LLC	Certain Lending	922 W Davidson St, Gastonia, NC 28052	147,000	30	7	3.875%
Arrived SC Dawson, LLC	Certain Lending	313 Dawsons Park Dr, Lexington, SC 29072	146,250	30	5	4.625%
Arrived GA Delta, LLC	Certain Lending	5042 Rapahoe Trl, Atlanta, GA 30349	226,800	30	7	3.875%
Arrived SC Dewberry, LLC	Certain Lending	130 Bonhomme Cir, Lexington, SC 29072	121,225	30	5	4.625%
Arrived AZ Diablo, LLC	Certain Lending	6566 S Diablo Dr, Tucson, AZ 85757	207,900	30	7	3.875%
Arrived SC Dolittle, LLC	Certain Lending	204 Doolittle Dr, Chapin, SC 29036	207,577	30	7	3.875%
Arrived AR Eagle, LLC	Certain Lending	554 N Goose Crossing, Farmington, AR 72730	135,000	30	7	6.625%
Arrived SC Eastfair, LLC	Certain Lending	461 Eastfair Dr, Columbia, SC 29209	150,000	30	5	4.625%
Arrived SC Elevation, LLC	Certain Lending	305 Elevation Ct, Inman, SC 29349	172,250	30	5	4.625%
Arrived TN Ella, LLC	Vontive	534 Somerset Lane, Clarksville, TN 37040	-	1	1	11.50%
Arrived SC Elm, LLC	Certain Lending	1231 Tolliver St, Columbia, SC 29201	107,250	30	5	4.625%
Arrived GA Emporia, LLC	Certain Lending	625 Emporia Loop, McDonough, GA 30253	245,000	30	7	3.875%
Arrived CO Ensenada, LLC	Certain Lending	6293 N Ensenada Ct, Aurora, CO 80019	392,000	30	7	3.875%
Arrived AR Falcon, LLC	Certain Lending	375 Canada Dr, Farmington, AR 72730	135,000	30	7	6.625%
Arrived SC Forest, LLC	Certain Lending	407 Forest Hills Rd, Summerville, SC 29486	227,500	30	5	4.625%
Arrived Homes Series Gardens, a series of Arrived Homes, LLC	Certain Lending	2014 Inverness Pkwy, Tuscaloosa, AL 35405	136,500	30	7	4.750%
Arrived AR Goose, LLC	Certain Lending	561 N Goose Crossing, Farmington, AR 72730	125,750	30	7	6.625%
Arrived GA Grant, LLC	Certain Lending	1770 Grant Ct, Braselton, GA 30517	259,000	30	7	3.875%
Arrived SC Greenhill, LLC	Certain Lending	640 Frow Dr, Elgin, SC 29045	227,784	30	7	3.875%
Arrived Homes Series Grove, a series of Arrived Homes, LLC	Certain Lending	109 Annie Lane, Pleasant Grove, AL 35127	157,500	30	7	4.750%

December 31, 2023
Series Name	Lender	Address	Mortgage Principal	Term	Interest Only Period	Interest Rate
Arrived SC Hadden, LLC	Certain Lending	142 Hadden St, Duncan, SC 29334	143,500	30	7	3.875%
Arrived TN Hansel, LLC	Certain Lending	4457 Jack Faulk St, Murfreesboro, TN 37127	201,995	30	7	6.625%
Arrived TN Harrison, LLC	Certain Lending	5776 Caney Ridge Circle, Ooltewah, TN 37363	230,000	30	7	6.625%
Arrived Homes Series Heritage, a series of Arrived Homes, LLC	Certain Lending	432 The Gables Drive, McDonough, GA 30253	203,000	30	7	4.750%
Arrived SC Heron, LLC	Certain Lending	8334 Whitehaven Drive, North Charleston, SC 29420	200,900	30	7	4.750%
Arrived NC Holland LLC	Certain Lending	910 N Ransom St, Gastonia, NC 28052	147,000	30	5	4.625%
Arrived TN Hollandaise, LLC	Certain Lending	741 Hollandale Rd, La Vergne, TN 37086	255,500	30	7	3.875%
Arrived SC Holloway, LLC	Certain Lending	601 W Czardas Way, Woodruff, SC 29388	221,000	30	5	4.625%
Arrived TN Jack, LLC	Certain Lending	4434 Jack Faulk St, Murfreesboro, TN 37127	289,629	30	7	4.375%
Arrived TN Jill, LLC	Certain Lending	4481 Jack Faulk Street, Murfreesboro, TN 37127	201,320	30	7	6.625%
Arrived TN Johnny, LLC	Certain Lending	518 Yokley Drive, Nashville, TN 37207	-	1	1	11.50%
Arrived TN June, LLC	Certain Lending	520 Yokley Drive, Nashville, TN 37207	-	1	1	11.50%
Arrived NC Jupiter LLC	Certain Lending	930 Junius St, Gastonia, NC 28052	139,750	30	5	4.625%
Arrived AL Kawana, LLC	Certain Lending	28041 Kawana Ct, Harvest, AL 35749	192,500	30	7	3.875%
Arrived NC KerriAnn, LLC	Certain Lending	414 Kerriann Ln, Clayton, NC 27520	238,000	30	7	3.875%
Arrived AR Kessler, LLC	Certain Lending	12520 Meadow Oaks Lane, Farmington, AR 72730	128,500	30	7	6.625%
Arrived SC Kingsley, LLC	Certain Lending	505 Kingsley View Rd, Blythewood, SC 29016	215,000	30	5	4.625%
Arrived TN Kirkwood, LLC	Certain Lending	1064 Cindy Jo Court, Clarksville, TN 37040	182,000	30	7	4.750%
Arrived SC Lallie, LLC	Certain Lending	210 Ilderton St, Summerville, SC 29483	240,500	30	5	4.625%
Arrived Homes Series Lanier, a series of Arrived Homes, LLC	Certain Lending	6464 Flowery Way, Flowery Branch, GA 30542	263,900	30	7	4.750%
Arrived Homes Series Lannister, a series of Arrived Homes, LLC	Certain Lending	2263 Reece Blvd, Tuscaloosa, AL 35401	115,500	30	7	6.125%
Arrived SC Lennox, LLC	Certain Lending	1320 House St, Columbia, SC 29204	139,750	30	5	4.625%

December 31, 2023
Series Name	Lender	Address	Mortgage Principal	Term	Interest Only Period	Interest Rate
Arrived AR Lierly, LLC	Arvest Bank	4203 W Lierly Ln, Fayetteville, AR 72704	131,100	10	5	4.00%
Arrived CO Lily, LLC	Certain Lending	9799 Desert Lily Cir, Colorado Springs, CO 80925	311,500	30	7	3.875%
Arrived SC Limestone LLC	Certain Lending	863 Bergenfield Ln, Chapin, SC 29036	203,000	30	5	3.875%
Arrived TN Litton, LLC	Arrived Holdings	7304 Calla Crossing, Knoxville, TN 37918	160,000	30	5	5.95%
Arrived Homes Series Louise, a series of Arrived Homes, LLC	Certain Lending	2615 Lily Way, Northport, AL 35473	182,000	30	7	4.375%
Arrived GA Lovejoy, LLC	Certain Lending	2658 Lovejoy Crossing Dr, Hampton, GA 30228	205,100	30	7	3.875%
Arrived SC Luna, LLC	Certain Lending	417 Hosea Ct, Lexington, SC 29072	150,000	30	5	4.625%
Arrived Homes Series Lurleen, a series of Arrived Homes, LLC	Arrived Holdings	129 Whitestone Drive Northeast, Huntsville, AL 35810	110,000	30	5	6.990%
Arrived Homes Series Madison, a series of Arrived Homes, LLC	Certain Lending	902 NW Appleby Street, Huntsville, AL 35816	102,500	30	7	6.00%
Arrived GA Magnolia, LLC	Certain Lending	4741 Kings Highway, Douglasville, GA 30135	175,000	30	7	5.625%
Arrived AR Malbec, LLC	Certain Lending	755 N Malbec Rd, Fayetteville, AR 72704	208,585	30	5	4.625%
Arrived Homes Series Mammoth, a series of Arrived Homes, LLC	Certain Lending	200 Vernon Walk, McDonough, GA 30252	238,000	30	7	4.750%
Arrived SC Marietta, LLC	Certain Lending	436 Marietta Ln, Greer, SC 29651	152,113	30	7	6.625%
Arrived SC Matchingham, LLC	Certain Lending	1077 Matchingham Dr, Columbia, SC 29223	146,364	30	7	3.875%
Arrived CO McLovin, LLC	Certain Lending	10711 Truckee Cir, Commerce City, CO 80022	367,500	30	7	3.875%
Arrived NC Meadow, LLC	Certain Lending	9235 Avery Meadows Dr, Charlotte, NC 28216	214,900	30	7	3.875%
Arrived Homes Series Mimosa, a series of Arrived Homes, LLC	Arrived Holdings	6208 Mimosa Gardens Drive, Tuscaloosa, AL 35405	107,500	30	5	6.625%
Arrived AR Mojave LLC	Certain Lending	340 N Mojave St, Farmington, AR 72730	163,800	30	7	3.875%
Arrived SC Murphy, LLC	Certain Lending	211 Doolittle Dr, Chapin, SC 29036	207,270	30	7	3.875%
Arrived CO Odessa, LLC	Certain Lending	4669 S Odessa St, Aurora, CO 80015	374,500	30	7	3.875%

December 31, 2023
Series Name	Lender	Address	Mortgage Principal	Term	Interest Only Period	Interest Rate
Arrived SC Olive, LLC	Certain Lending	240 Tea Olive Ave, Lexington, SC 29073	126,100	30	5	4.625%
Arrived CO Oly, LLC	Certain Lending	8880 E 106th Pl, Commerce City, CO 80640	368,200	30	7	3.875%
Arrived GA Otoro, LLC	Certain Lending	2970 Parkland Vw, Atlanta, GA 30331	274,400	30	7	3.875%
Arrived AR Patrick, LLC	Arvest Bank	4309 W Patrick St, Fayetteville, AR 72704	108,300	10	5	4.00%
Arrived Homes Series Peanut, a series of Arrived Homes, LLC	Certain Lending	160 Roscommon Rd, Tuscaloosa, AL 35405	147,000	30	7	4.750%
Arrived AR Pecan, LLC	Arvest Bank	4481 W Pecan St, Fayetteville, AR 72704	112,860	10	5	4.00%
Arrived GA Piedmont, LLC	Certain Lending	4774 Brookwood Place, Atlanta, GA 30349	192,500	30	7	6.625%
Arrived AR Pinot, LLC	Certain Lending	763 N Malbec Rd, Fayetteville, AR 72704	210,740	30	5	4.625%
Arrived AR Plumtree, LLC	Arvest Bank	4455 W Chaparral Ln, Fayetteville, AR 72704	111,150	10	5	4.00%
Arrived TN Point, LLC	Certain Lending	1129 Hilliard Lane, Clarksville, TN 37042	267,750	30	7	4.750%
Arrived NM Redondo, LLC	Arrived Holdings	8924 Arkansas Road NW, Albuquerque, NM 87120	157,500	30	5	6.625%
Arrived OH Regency, LLC	Arrived Holdings	200 Regency Square, Maineville, OH 45039	137,500	30	5	6.990%
Arrived NC Ribbonwalk, LLC	Certain Lending	3512 Ribbonwalk Trl, Charlotte, NC 28269	224,000	30	7	3.875%
Arrived SC Ridge, LLC	Certain Lending	308 Oristo Ridge Way, West Columbia, SC 29170	140,400	30	5	4.625%
Arrived SC River, LLC	Certain Lending	232 Rivers Edge Cir, Simpsonville, SC 29680	172,250	30	5	4.625%
Arrived AZ Rooney, LLC	Certain Lending	5309 S 18th Pl, Phoenix, AZ 85040	259,000	30	7	3.875%
Arrived SC Roseberry, LLC	Certain Lending	5013 Paddy Field Way, Ladson, SC 29456	211,250	30	5	4.625%
Arrived Homes Series Rosewood, a series of Arrived Homes, LLC	Certain Lending	2633 Lily Way, Northport, AL 35473	189,000	30	7	4.750%
Arrived TN Roxy, LLC	Certain Lending	3736 Gray Fox Drive, Clarksville, TN 37040	220,500	30	7	4.750%
Arrived CO Saddlebred, LLC	Certain Lending	6213 Saddlebred Way, Colorado Springs, CO 80925	332,500	30	5	3.875%
Arrived AZ Saint, LLC	Certain Lending	7713 W Long Boat Way, Tucson, AZ 85757	211,992	30	7	3.875%
Arrived AR Salem, LLC	Certain Lending	659 N Salem Rd, Fayetteville, AR 72704	212,550	30	5	4.625%
Arrived NC Saturn, LLC	Certain Lending	923 Jupiter St, Gastonia, NC 28052	139,750	30	5	4.625%
Arrived AZ Scepter, LLC	Certain Lending	216 E Scepter Ln, Vail, AZ 85641	189,000	30	5	3.875%
Arrived AR Sequoyah, LLC	Arrived Holdings	981 E Starling St, Fayetteville, AR 72704	124,000	30	5	6.490%
Arrived TN Shallowford, LLC	Certain Lending	7258 Noah Reid Road, Chattanooga, TN 37421	181,000	30	7	6.625%

December 31, 2023
Series Name	Lender	Address	Mortgage Principal	Term	Interest Only Period	Interest Rate
Arrived SC Shoreline, LLC	Certain Lending	606 Shoreline Blvd, Boiling Springs, SC 29316	211,900	30	5	4.625%
Arrived NC Sigma, LLC	Certain Lending	116 Canvasback Dr, Durham, NC 27704	269,500	30	7	3.875%
Arrived AR Soapstone, LLC	Arvest Bank	4672 W Soapstone Dr, Fayetteville, AR 72704	128,250	10	5	4.00%
Arrived SC Spencer, LLC	Certain Lending	9621 Spencer Woods Rd, Ladson, SC 29457	195,000	30	5	4.625%
Arrived AR Splash, LLC	Arvest Bank	994 S Splash Dr, Fayetteville, AR 72701	122,500	10	5	4.00%
Arrived Homes Series Stonebriar, a series of Arrived Homes, LLC	Certain Lending	4342 Winchester Hills Drive, Birmingham, AL 35215	134,400	30	7	4.750%
Arrived SC Sugar, LLC	Certain Lending	300 Southern Sugar Ave, Moncks Corner, SC 29461	201,500	30	5	4.625%
Arrived SC Summerset, LLC	Certain Lending	2016 Culloden Dr, Summerville, SC 29483	165,750	30	5	4.625%
Arrived NM Sundance, LLC	Arrived Holdings	620 Creekside Avenue SW, Los Lunas, NM 87031	157,500	30	5	6.625%
Arrived Homes Series Taylor, a series of Arrived Homes, LLC	Certain Lending	2209 44th Avenue, Northport, AL 35476	115,000	30	7	6.625%
Arrived AZ Terracotta, LLC	Certain Lending	10954 E Oak Grove Pl, Tucson, AZ 85747	222,600	30	7	3.875%
Arrived Homes Series Tulip, a series of Arrived Homes, LLC	Certain Lending	7339 Tulip Trestle Ct, Northport, AL 35473	221,900	30	7	4.750%
Arrived AR Tuscan, LLC	Arvest Bank	3474 W Tuscan Rd, Fayetteville, AR 72704	181,480	10	5	4.00%
Arrived SC Tuxford, LLC	Certain Lending	958 Tuxford Trl, Elgin, SC 29045	178,500	30	7	3.875%
Arrived SC Vernon, LLC	Certain Lending	135 McMakin Dr, Lyman, SC 29365	181,837	30	7	3.875%
Arrived AR Walton, LLC	Certain Lending	3211 SW Stonepoint Avenue, Bentonville, AR 72712	-	1	1	11.50%
Arrived GA Wave, LLC	Certain Lending	7491 Waverly Loop, Fairburn, GA 30213	224,000	30	7	3.875%
Arrived NC Weldon LLC	Certain Lending	914 N Ransom St, Gastonia, NC 28052	136,500	30	5	3.875%
Arrived AR Wentworth, LLC	Certain Lending	352 N Mojave St, Farmington, AR 72730	158,340	30	7	3.875%
Arrived TN Wescott, LLC	Certain Lending	416 Sandburg Drive, Clarksville, TN 37042	136,250	30	7	6.125%
Arrived SC Westchester, LLC	Certain Lending	488 Forest Creek Way, Elgin, SC 29045	198,900	30	5	4.625%
Arrived TN Wildwood, LLC	Certain Lending	1672 Southern Heights Circle SE, Cleveland, TN 37311	110,000	30	7	5.50%
Arrived SC Windsor, LLC	Certain Lending	3910 Greico Rd, North Charleston, SC 29420	227,500	30	5	4.625%
Arrived Homes Series Wisteria, a series of Arrived Homes, LLC	Certain Lending	9300 Cotton Fields Cr, Tuscaloosa, AL 35405	207,477	30	7	4.750%

			$24,211,338

The mortgages are secured by each Series’ property. As of December 31, 2024 and 2023, the entire principal of the mortgage loans remained outstanding, with maturities dates in excess of one year and thus reflected as non-current liabilities on the consolidated and consolidating balance sheets.

Loan fees incurred in connection with the mortgages were capitalized as a debt discount and are being amortized to interest expenses over the life of the loan. During the years ended December 31, 2024 and 2023, the Company recorded amortization of loan fees of $25,245 and $22,081, respectively. As of December 31, 2024, mortgage payable, net of unamortized loan fees of $299,749 was $23,721,589. As of December 31, 2023, mortgage payable, net of unamortized loan fees of $321,201 was $23,890,137.

Arrived Series Centennial, a series of Arrived Homes, LLC, was sold on October 18, 2024. In connection with the sale, the Series repaid its outstanding mortgage principal balance of $190,000 and incurred an additional prepayment penalty of $3,800.

NOTE 6: OPERATIONAL NOTES, RELATED PARTY

As of December 31, 2024, several Series obtained operational notes from a related party, Arrived Short Term Notes, LLC, in an aggregate amount of $2,045,300. These notes have a term of 18 months and bear interest at a rate of 7.5% per annum. The operational notes do not have any prepayment penalties. The proceeds were used for property improvements and other operating needs.

NOTE 7: MEMBERS’ EQUITY (DEFICIT)

Each Series is managed by Arrived Holdings, Inc., a Delaware corporation and managing member of the Company. Pursuant to the terms of the operating agreement, the Manager will provide certain management and advisory services, as well as management team and appropriate support personnel to the Series.

The Manager will be responsible for directing the management of Series’ business and affairs, managing the day-to-day affairs, and implementing the Series’ investment strategy. The Manager has a unilateral ability to amend the operating agreement and the allocation policy in certain circumstances without the consent of the investors. The investors only have limited voting rights with respect to the Series.

The Manager has sole discretion in determining what distributions, if any, are made to interest holders except as otherwise limited by law or the operating agreement. The Series expects the Manager to make distributions on a quarterly basis. However, the Manager may change the timing of distributions or determine that no distributions shall be made, in its sole discretion.

Membership Interests

During the years ended December 31, 2024, and 2023, 4 and 237 Series, respectively, closed on its public offerings for net proceeds of $1,079,218 and $56,564,099, respectively. The following is a summary of the public offerings by each Series.

December 31, 2024
Series Name	# of Units Issued	Net proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)	Distribution from proceeds of property sales	Shares redeemed	Redemptions
100	-	$-	$-	$-	$-	(130)	$(1,300)
101	-	-	-	-	-	(360)	(3,600)
Abbington	-	-	-	-	-	-	-
Abernant	-27,213	252,032	2,721	5,457	-	-	-
Alvin	-37,366	345,786	3,737	7,477	-	-	-
Amber	-	-	-	-	-	-	-
Apollo	-	-	-	-	-	(30)	(300)
Aster	-	-	-	-	-	(10)	(100)
Augusta	-	-	-	-	-	-	-
Avebury	-	-	-	-	-	(50)	(500)
Avondale	-	-	-	-	-	-	-
Badminton	-	-	-	-	-	-	-
Ballinger	-	-	-	-	-	-	-
Bandelier	-	-	-	-	-	-	-
Baron	-	-	-	-	-	(54)	(540)
Basil	-	-	-	-	-	-	-
Bayside	-	-	-	-	-	(10)	(100)
Bazzel	-	-	-	-	-	(50)	(500)
Bedford	-	-	-	-	-	-	-
Bella	-	-	-	-	-	-	-
Belle	-	-	-	-	-	-	-
Belvedere	-	-	-	-	-	-	-
Bergenia	-	-	-	-	-	-	-
Blossom	-	-	-	-	-	-	-
Bonneau	-	-	-	-	-	(210)	(2,100)
Brainerd	-	-	-	-	-	-	-
Braxton	-	-	-	-	-	-	-
Brennan	-	-	-	-	-	-	-
Briarwood	-	-	-	-	-	-	-
Brooklyn	-	-	-	-	-	-	-
Burlington	-	-	-	-	-	(100)	(1,000)
Butter	-	-	-	-	-	(10)	(100)
Calvin	-	-	-	-	-	-	-
Camino	-	-	-	-	-	(220)	(2,200)
Cawley	-	-	-	-	-	-	-
Centennial	-	-	-	-	(118,300)	-	-
Chaparral	-	-	-	-	-	-	-
Chelsea	-	-	-	-	-	(50)	(500)

December 31, 2024
Series Name	# of Units Issued	Net proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)	Distribution from proceeds of property sales	Shares redeemed	Redemptions
Chester	-	-	-	-	-	(40)	(400)
Chickamauga	-	-	-	-	-	-	-
Chinook	-	-	-	-	-	-	-
Chitwood	-	-	-	-	-	(50)	(500)
Clover	-	-	-	-	-	(20)	(200)
Coatbridge	-	-	-	-	-	-	-
Collier	-	-	-	-	-	(30)	(300)
Collinston	-	-	-	-	-	-	-
Conway	-	-	-	-	-	(60)	(600)
Cove	-	-	-	-	-	-	-
Creekside	-	-	-	-	-	(150)	(1,500)
Creekwood	-	-	-	-	-	-	-
Cumberland	-	-	-	-	-	(210)	(2,100)
Cupcake	-	-	-	-	-	-	-
Cypress	-	-	-	-	-	-	-
Daisy	-	-	-	-	-	(260)	(2,600)
Davidson	-	-	-	-	-	-	-
Dawson	-	-	-	-	-	-	-
Delta	-	-	-	-	-	-	-
Dewberry	-	-	-	-	-	-	-
Diablo	-	-	-	-	-	-	-
Dogwood	-	-	-	-	-	-	-
Dolittle	-	-	-	-	-	-	-
Dolly	-	-	-	-	-	(35)	(350)
Dops	-	-	-	-	-	-	-
Dorchester	-	-	-	-	-	(50)	(500)
Dunbar	-	-	-	-	-	(20)	(200)
Eagle	-	-	-	-	-	(100)	(1,000)
Eastfair	-	-	-	-	-	(10)	(100)
Eastwood	-	-	-	-	-	-	-
Elevation	-	-	-	-	-	(10)	(100)
Ella	-	-	-	-	-	(10)	(100)
Ellen	-	-	-	-	-	-	-
Elm	-	-	-	-	-	-	-
Emporia	-	-	-	-	-	-	-
Ensenada	-	-	-	-	-	-	-
Falcon	-	-	-	-	-	(60)	(600)
Felix	-	-	-	-	-	-	-

December 31, 2024
Series Name	# of Units Issued	Net proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)	Distribution from proceeds of property sales	Shares redeemed	Redemptions
Fenwick	-	-	-	-	-	-	-
Fletcher	-	-	-	-	-	-	-
Folly	-	-	-	-	-	(40)	(400)
Forest	-	-	-	-	-	-	-
Foster	-	-	-	-	-	-	-
Franklin	-	-	-	-	-	-	-
Gardens	-	-	-	-	-	-	-
General	-	-	-	-	-	-	-
Goose	-	-	-	-	-	(25)	(250)
Grant	-	-	-	-	-	-	-
Greenhill	-	-	-	-	-	-	-
Gretal	-	-	-	-	-	-	-
Grove	-	(76)	-	-	-	-	-
Hadden	-	-	-	-	-	(50)	(500)
Hansard	-	-	-	-	-	(10)	(100)
Hansel	-	-	-	-	-	-	-
Hargrave	-28,019	259,629	2,765	5,609	-	-	-
Harrison	-	-	-	-	-	(195)	(1,950)
Henry	-	-	-	-	-	(140)	(1,400)
Heritage	-	-	-	-	-	-	-
Heron	-	-	-	-	-	-	-
Highland	-	-	-	-	-	(50)	(500)
Hines	-	-	-	-	-	(50)	(500)
Hobbes	-	-	-	-	-	-	-
Holcomb	-	-	-	-	-	-	-
Holland	-	-	-	-	-	-	-
Hollandaise	-	-	-	-	-	(40)	(400)
Holloway	-	-	-	-	-	-	-
Inglewood	-	-	-	-	-	(105)	(1,050)
Irene	-	-	-	-	-	-	-
Jack	-	-	-	-	-	-	-
Jake	-	-	-	-	-	(100)	(1,000)
Jefferson	-	-	-	-	-	-	-
Jill	-	-	-	-	-	-	-
Johnny	-	-	-	-	-	(200)	(2,000)
June	-	-	-	-	-	(50)	(500)
Jupiter	-	-	-	-	-	-	-
Kawana	-	-	-	-	-	-	-

December 31, 2024
Series Name	# of Units Issued	Net proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)	Distribution from proceeds of property sales	Shares redeemed	Redemptions
Kennesaw	-	-	-	-	-	(110)	(1,100)
Kenny	-	-	-	-	-	(285)	(2,850)
KerriAnn	-	-	-	-	-	(250)	(2,500)
Kessler	-	-	-	-	-	(10)	(100)
Kingsley	-	-	-	-	-	-	-
Kirkwood	-	-	-	-	-	-	-
Korin	-	-	-	-	-	-	-
Lallie	-	-	-	-	-	-	-
Lanier	-	-	-	-	-	-	-
Lannister	-	-	-	-	-	-	-
Latte	-	-	-	-	-	-	-
Lennox	-	-	-	-	-	-	-
Lierly	-	-	-	-	-	-	-
Lily	-	-	-	-	-	-	-
Limestone	-	-	-	-	-	-	-
Litton	-	-	-	-	-	(10)	(100)
Longwoods	-	-	-	-	-	-	-
Lookout	-	-	-	-	-	(20)	(200)
Loretta	-	-	-	-	-	(870)	(8,700)
Louis	-	-	-	-	-	-	-
Louise	-	-	-	-	-	-	-
Lovejoy	-	-	-	-	-	(50)	(500)
Luna	-	-	-	-	-	-	-
Lurleen	-	-	-	-	-	-	-
Madison	-	-	-	-	-	-	-
Mae	-	-	-	-	-	(40)	(400)
Magnolia	-	-	-	-	-	(100)	(1,000)
Malbec	-	-	-	-	-	(10)	(100)
Mammoth	-	-	-	-	-	-	-
Marcelo	-	-	-	-	-	-	-
Marie	-	-	-	-	-	-	-
Marietta	-	-	-	-	-	-	-
Marion	-	-	-	-	-	-	-
Marple	-	-	-	-	-	-	-

December 31, 2024
Series Name	# of Units Issued	Net proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)	Distribution from proceeds of property sales	Shares redeemed	Redemptions
Martell	-	-	-	-	-	(30)	(300)
Mary	-	-	-	-	-	-	-
Matchingham	-	-	-	-	-	-	-
McGregor	-	-	-	-	-	-	-
McLovin	-	-	-	-	-	-	-
Meadow	-	-	-	-	-	-	-
Mimosa	-	-	-	-	-	-	-
Mojave	-	-	-	-	-	-	-
Murphy	-	-	-	-	-	-	-
Mycroft	-	-	-	-	-	(20)	(200)
Nugget	-	-	-	-	-	(250)	(2,500)
Odessa	-	-	-	-	-	(10)	(100)
Olive	-	-	-	-	-	-	-
Oly	-	-	-	-	-	-	-
Onyx	-	-	-	-	-	-	-
Oscar	-	-	-	-	-	-	-
Osceola	-	-	-	-	-	-	-
Osprey	-	-	-	-	-	(10)	(100)
Otoro	-	-	-	-	-	(68)	(680)
Palmer	-	-	-	-	-	-	-
Patrick	-	-	-	-	-	-	-
Peanut	-	-	-	-	-	(30)	(300)
Pearl	-	-	-	-	-	(100)	(1,000)
Pecan	-	-	-	-	-	-	-
Peterson	-	-	-	-	-	-	-
Piedmont	-	-	-	-	-	-	-
Pinot	-	-	-	-	-	-	-
Pioneer	-	-	-	-	-	(10)	(100)
Plumtree	-	-	-	-	-	-	-
Point	-	-	-	-	-	-	-
Porthos	-	-	-	-	-	-	-
Quincy	-	-	-	-	-	(375)	(3,750)
Redondo	-	-	-	-	-	-	-
Regency	-	-	-	-	-	-	-
Reginald	-	-	-	-	-	(245)	(2,450)
Reynolds	-	-	-	-	-	(50)	(500)
Ribbonwalk	-	-	-	-	-	-	-
Richardson	-	-	-	-	-	(120)	(1,200)

December 31, 2024
Series Name	# of Units Issued	Net proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)	Distribution from proceeds of property sales	Shares redeemed	Redemptions
Richmond	44,809	414,717	4,481	8,962	-	-	-
Ridge	-	-	-	-	-	-	-
Ritter	-	-	-	-	-	(100)	(1,000)
River	-	-	-	-	-	(10)	(100)
Riverwalk	-	-	-	-	-	(20)	(200)
Rooney	-	-	-	-	-	-	-
Roseberry	-	-	-	-	-	-	-
Rosewood	-	-	-	-	-	-	-
Roxy	-	-	-	-	-	-	-
Saddlebred	-	-	-	-	-	(10)	(100)
Saint	-	-	-	-	-	-	-
Sajni	-	-	-	-	-	-	-
Salem	-	-	-	-	-	(20)	(200)
Salinas	-	-	-	-	-	-	-
Saturn	-	-	-	-	-	-	-
Scepter	-	-	-	-	-	(10)	(100)
Sequoyah	-	-	-	-	-	-	-
Shallowford	-	-	-	-	-	-	-
Shoreline	-	-	-	-	-	-	-
Sigma	-	-	-	-	-	-	-
Simon	-	-	-	-	-	-	-
Sims	-	-	-	-	-	-	-
Soapstone	-	-	-	-	-	-	-
Sodalis	-	-	-	-	-	(210)	(2,100)
Spencer	-	-	-	-	-	(20)	(200)
Splash	-	-	-	-	-	-	-
Spring	-	-	-	-	-	-	-
Stonebriar	-	-	-	-	-	-	-
Sugar	-	-	-	-	-	-	-
Summerset	-	-	-	-	-	-	-
Sundance	-	-	-	-	-	-	-
Sunnyside	-	-	-	-	-	-	-
Swift	-	-	-	-	-	-	-
Taylor	-	-	-	-	-	-	-
Terracotta	-	-	-	-	-	-	-
Theodore	-	-	-	-	-	-	-
Tulip	-	-	-	-	-	(30)	(300)
Tuscan	-	-	-	-	-	-	-
Tuscarora	-	-	-	-	-	-	-
Tuxford	-	-	-	-	-	-	-
Vernon	-	-	-	-	-	-	-
Walton	-	-	-	-	-	(150)	(1,500)
Wave	-	-	-	-	-	-	-
Weldon	-	-	-	-	-	-	-
Wellington	-	-	-	-	-	(70)	(700)
Wentworth	-	-	-	-	-	-	-
Wescott	-	-	-	-	-	-	-
Westchester	-	-	-	-	-	-	-
Wildwood	-	-	-	-	-	-	-
Willow	-	-	-	-	-	(160)	(1,600)
Wilson	-	-	-	-	-	(10)	(100)
Winchester	-	-	-	-	-	-	-
Windsor	-	-	-	-	-	-	-
Winston	-	-	-	-	-	(110)	(1,100)
Wisteria	-	-	-	-	-	-	-
-
	147,610	$1,272,088	$13,704	$27,505	$(118,300)	(7,457)	$(74,570)

December 31, 2023
Series Name	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
100	69,230	$639,149	$7,055	$14,116
101	71,956	664,766	7,198	14,596
Abbington	54,865	507,153	5,537	11,081
Abernant	-	-	-	-
Alvin	-	-	-	-
Amber	14,303	121,685	1,455	2,930
Apollo	9,027	76,671	912	2,147
Aster	17,269	153,293	1,715	3,885
Augusta	35,196	325,223	3,520	7,057
Avebury	12,513	105,573	1,262	3,005
Avondale	38,902	359,466	3,890	7,784
Badminton	10,764	89,674	1,102	2,205
Ballinger	35,230	326,071	3,523	7,046
Bandelier	14,751	125,763	1,477	2,950
Baron	65,066	601,778	6,530	13,062
Basil	9,454	79,458	956	1,913
Bayside	12,305	104,740	1,231	2,460
Bazzel	29,056	268,312	2,913	5,825
Bedford	12,217	102,855	1,232	2,463
Bella	36,274	335,062	3,627	7,271
Belle	49,925	461,088	4,990	10,082
Belvedere	34,971	322,875	3,497	6,998
Bergenia	25,889	239,423	2,589	5,178
Blossom	30,473	281,987	3,037	6,135
Bonneau	39,116	361,335	3,875	7,841
Brainerd	19,318	171,485	1,913	4,163
Braxton	37,890	350,696	3,763	7,603
Brennan	10,598	90,622	1,062	2,136
Briarwood	25,368	235,059	2,537	5,074
Brooklyn	11,740	104,727	1,162	2,519
Burlington	72,312	666,971	7,438	14,881
Butter	15,827	135,059	1,611	3,220
Calvin	28,318	262,352	2,832	5,666
Camino	31,028	287,061	3,072	6,206
Campbell	-	-	-	-
Cawley	37,091	342,749	3,709	7,422
Centennial	11,830	107,245	1,183	2,366
Chaparral	10,479	101,646	1,048	2,096
Chelsea	13,747	116,417	1,376	3,267
Chester	24,833	220,731	2,459	5,596
Chickamauga	43,058	397,981	4,309	8,620
Chinook	36,094	333,328	3,609	7,223
Chitwood	44,125	407,796	4,377	8,843
Clover	37,872	350,074	3,778	7,639
Coatbridge	13,090	111,630	1,310	2,620
Collier	39,795	366,895	4,066	8,218
Collinston	10,217	86,539	1,031	2,060
Conway	77,713	718,075	7,745	15,662
Cove	24,633	227,408	2,463	4,939
Creekside	35,809	330,842	3,583	7,239
Creekwood	19,411	172,529	1,922	4,360
Cumberland	34,427	318,531	3,418	6,906
Cupcake	10,755	91,225	1,092	2,183
Cypress	24,604	218,531	2,437	5,527

December 31, 2023
Series Name	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Daisy	34,940	323,160	3,484	7,041
Davidson	9,244	77,126	924	1,850
Dawson	10,964	93,103	1,097	2,200
Delta	14,508	122,469	1,451	2,910
Dewberry	9,163	77,226	924	1,849
Diablo	12,890	108,110	1,290	2,890
Dogwood	27,779	256,729	2,771	5,612
Dolittle	13,369	112,713	1,337	2,680
Dolly	78,705	727,093	7,863	15,885
Dops	24,064	221,871	2,406	4,813
Dorchester	40,073	370,042	3,982	8,045
Dunbar	36,714	339,081	3,719	7,467
Eagle	18,540	165,218	1,836	3,708
Eastfair	8,473	73,804	860	1,721
Eastwood	37,474	346,808	3,747	7,495
Elevation	12,571	106,933	1,257	2,520
Ella	30,650	283,279	3,067	6,134
Ellen	29,718	274,662	2,972	5,956
Elm	8,210	69,199	821	1,640
Emporia	15,248	128,605	1,526	3,629
Ensenada	23,114	198,133	2,317	4,640
Falcon	18,440	163,783	1,830	4,148
Felix	29,597	273,851	2,960	5,929
Fenwick	35,502	328,106	3,550	7,104
Fletcher	21,548	199,773	2,155	4,312
Folly	36,241	334,672	3,593	7,259
Forest	16,230	140,988	1,632	3,260
Foster	37,329	344,939	3,733	7,468
Franklin	35,492	327,859	3,549	7,102
Gardens	11,490	99,641	1,162	2,327
General	37,454	346,088	3,745	7,497
Goose	17,270	153,754	1,717	3,471
Grant	16,185	138,704	1,631	3,285
Greenhill	13,651	114,705	1,405	2,810
Gretal	52,308	483,863	5,180	10,465
Grove	10,210	86,767	1,051	2,102

December 31, 2023
Series Name	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Hadden	10,963	94,215	1,106	2,219
Hansard	35,242	325,232	3,526	7,052
Hansel	26,707	238,147	2,644	5,342
Hargrave	-	-	-	-
Harrison	30,223	267,725	3,028	6,876
Henry	47,145	435,488	4,710	9,515
Heritage	12,495	105,184	1,275	3,022
Heron	12,697	107,181	1,322	3,097
Highland	32,231	297,533	3,208	6,486
Hines	29,495	272,584	2,953	5,943
Hobbes	28,043	259,827	2,804	5,609
Holcomb	40,872	377,785	4,095	8,190
Holland	10,106	85,418	1,032	2,070
Hollandaise	16,441	140,374	1,644	3,292
Holloway	14,754	132,687	1,478	2,957
Inglewood	77,869	720,052	7,732	15,628
Irene	21,540	199,694	2,154	4,312
Jack	18,349	155,481	1,835	4,354
Jake	66,731	616,282	6,638	13,650
Jefferson	31,930	294,664	3,195	6,391
Jill	26,809	238,522	2,654	6,027
Johnny	66,337	612,843	6,074	13,963
June	66,389	613,363	6,660	13,377
Jupiter	10,503	89,088	1,052	2,110
Kawana	12,693	107,816	1,270	2,994
Kennesaw	48,575	448,815	4,842	9,804
Kenny	78,695	726,995	7,861	15,885
KerriAnn	14,605	124,720	1,461	2,930
Kessler	17,066	151,481	1,717	3,894
Kingsley	12,620	112,642	1,269	2,537
Kirkwood	11,347	95,854	1,165	2,761
Korin	32,414	298,485	3,244	6,491
Lallie	15,854	133,432	1,697	3,395
Lanier	16,497	140,138	1,681	3,361
Lannister	9,463	82,045	958	2,067
Latte	41,119	379,491	4,167	8,352
Lennox	10,593	89,971	1,059	2,120
Lierly	9,456	91,723	946	1,891

December 31, 2023
Series Name	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Lily	24,046	208,894	2,436	4,880
Limestone	13,708	118,837	1,383	2,770
Litton	21,406	190,072	2,120	4,616
Longwoods	32,138	296,948	3,214	6,428
Lookout	38,597	356,135	3,975	7,984
Loretta	76,933	710,267	7,753	15,662
Louis	32,418	299,924	3,242	6,484
Louise	13,233	113,471	1,322	2,748
Lovejoy	12,826	108,167	1,283	3,050
Luna	8,976	74,244	907	1,814
Lurleen	15,366	136,159	1,537	3,304
Madison	13,610	120,379	1,467	2,934
Mae	40,305	371,812	4,091	8,266
Magnolia	11,217	94,884	1,148	2,708
Malbec	13,786	125,653	1,379	2,757
Mammoth	14,636	124,064	1,489	2,977
Marcelo	33,767	312,549	3,345	6,762
Marie	37,020	341,482	3,705	7,412
Marietta	20,147	178,169	2,024	4,596
Marion	30,428	281,169	3,043	6,088
Marple	21,282	196,682	2,128	4,260
Martell	30,986	286,198	3,099	6,203
Mary	31,752	293,203	3,175	6,352
Matchingham	9,423	78,848	952	1,900
McGregor	34,478	318,229	3,537	7,075
McLovin	21,949	188,251	2,199	4,400
Meadow	15,355	133,521	1,589	3,180
Mimosa	14,989	129,928	1,484	6,863
Mojave	10,379	86,541	1,160	2,320
Murphy	13,048	109,984	1,306	2,610
Mycroft	21,722	200,772	2,172	4,346
Nugget	62,671	578,493	6,385	12,782
Odessa	21,878	187,176	2,194	4,410
Olive	13,652	118,919	1,371	2,750
Oly	21,841	187,196	2,184	4,380
Onyx	38,431	355,119	3,843	7,698

December 31, 2023
Series Name	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Oscar	29,860	276,320	2,986	5,974
Osceola	33,502	309,740	3,350	6,700
Osprey	40,299	372,152	4,028	8,110
Otoro	17,046	143,339	1,717	4,084
Palmer	34,720	320,984	3,472	6,944
Patrick	11,309	109,673	1,139	2,278
Peanut	9,814	83,482	992	2,266
Pearl	61,327	566,158	6,248	12,514
Pecan	10,691	103,703	1,069	2,138
Peterson	27,120	251,214	2,712	5,424
Piedmont	25,764	229,041	2,552	5,791
Pinot	13,888	126,577	1,392	2,785
Pioneer	65,143	601,834	6,550	13,116
Plumtree	10,881	105,543	1,089	2,178
Point	16,596	140,718	1,701	3,401
Porthos	35,738	330,000	3,574	7,156
Quincy	61,447	567,070	6,254	12,601
Redondo	21,137	187,490	2,096	4,753
Regency	18,598	164,047	1,870	4,023
Reginald	50,161	463,481	4,981	10,077
Reynolds	49,155	454,269	4,908	9,874
Ribbonwalk	13,884	116,972	1,388	2,780
Richardson	36,827	340,776	3,661	7,376
Richmond	-	-	-	-
Ridge	10,400	88,030	1,050	2,110
Ritter	58,038	536,406	5,808	11,616
River	12,705	108,134	1,277	2,550
Riverwalk	44,654	412,049	4,511	9,144
Rooney	15,617	133,316	1,564	3,130
Roseberry	14,622	127,158	1,464	2,928
Rosewood	12,073	101,990	1,232	2,908
Roxy	14,323	121,771	1,436	2,873
Saddlebred	19,783	169,337	1,983	3,970
Saint	14,781	126,543	1,479	2,958

December 31, 2023
Series Name	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Sajni	35,013	323,100	3,503	7,007
Salem	13,311	121,025	1,338	2,676
Salinas	27,178	251,086	2,718	5,436
Saturn	10,344	87,500	1,050	2,110
Scepter	11,622	97,334	1,176	2,360
Sequoyah	16,824	149,466	1,666	3,621
Shallowford	24,328	216,125	2,412	5,479
Shoreline	12,220	108,532	1,249	2,498
Sigma	16,171	138,010	1,640	3,280
Simon	34,119	315,180	3,412	6,838
Sims	32,453	299,872	3,245	6,493
Soapstone	10,002	97,019	1,000	2,000
Sodalis	33,570	310,142	3,334	6,740
Spencer	13,827	117,352	1,388	2,775
Splash	11,181	102,138	1,119	2,238
Spring	28,649	264,550	2,852	5,769
Stonebriar	9,465	80,622	997	2,182
Sugar	14,686	127,579	1,471	2,940
Summerset	11,666	98,435	1,189	2,377
Sundance	21,127	187,392	2,094	4,753
Sunnyside	26,354	243,594	2,635	5,271
Swift	39,493	364,541	3,956	7,913
Taylor	15,927	141,854	1,583	3,577
Terracotta	13,962	118,438	1,396	2,796
Theodore	33,922	313,394	3,392	6,784
Tulip	14,015	118,471	1,402	3,328
Tuscan	16,452	151,483	1,655	3,310
Tuscarora	38,910	359,177	3,901	7,802
Tuxford	12,054	102,364	1,206	2,750
Vernon	11,609	97,709	1,161	2,330
Walton	34,440	318,110	3,436	6,940
Wave	13,953	117,342	1,431	2,867

December 31, 2023
Series Name	# of Units Issued	Net cumulative proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)
Weldon	10,207	86,439	1,031	2,060
Wellington	47,136	435,933	4,672	9,438
Wentworth	11,033	93,548	1,124	2,251
Wescott	17,758	157,215	1,792	4,033
Westchester	18,103	159,539	1,821	3,640
Wildwood	14,669	130,348	1,504	3,008
Willow	33,624	310,721	3,376	6,819
Wilson	44,301	409,415	4,449	8,991
Winchester	31,542	292,056	3,154	6,310
Windsor	15,491	134,610	1,572	3,144
Winston	38,117	352,688	3,794	7,635
Wisteria	12,766	107,563	1,306	2,611
	6,234,857	$56,564,105	$624,901	$1,278,950

In connection with the public offering, each Series incurred brokerage fees of 1% of gross proceeds, which is paid directly to the broker as a deduction from gross proceeds. For the years ended December 31, 2024, and 2023, in accordance with the operating agreement, the Manager receives reimbursements for out-of-pocket expenses such as: offering expenses up to 2% of gross proceeds from membership interest issuance which amounted to $27,505 and $ 1,278,950; sourcing fees up to 6% of gross proceeds from membership interest issuance which amounted to $40,480 and $3,493,496; financing and holding expenses up to 2.5% of gross proceeds from membership interest issuance which amounted to $20,220 and $387,120.

Distributions

During the years ended December 31, 2024, and 2023, 241 and 228 Series, respectively, made distributions to the investors of the respective Series totaling $2,126,831 and $1,875,741, respectively, which were recorded as a reduction to members’ capital.

The following table reflects the 2024 and 2023 distributions by Series.

Series	2024 Disbursements	2023 Disbursements
100	$7,823	$27,747
101	16,055	15,171
Abbington	17,337	15,374
Abernant	13,465	-
Alvin	20,695	-
Amber	3,948	3,862
Apollo	1,533	2,889
Aster	2,832	3,459
Augusta	16,010	3,520
Avebury	2,422	4,755
Avondale	11,934	7,780
Badminton	4,058	4,844
Ballinger	17,500	-
Bandelier	2,654	4,425
Baron	13,136	18,218
Basil	4,963	5,011
Bayside	5,301	7,383
Bazzel	7,168	5,813
Bedford	2,492	7,330
Bella	14,292	3,990
Belle	11,633	12,520
Belvedere	18,360	8,043
Bergenia	14,394	2,848
Blossom	9,658	13,421
Bonneau	11,151	11,740
Brainerd	11,109	7,921
Braxton	16,257	19,353
Brennan	2,213	1,485
Briarwood	15,063	-
Brooklyn	4,286	4,579
Burlington	7,733	20,275
Butter	4,999	7,471

Series	2024 Disbursements	2023 Disbursements
Calvin	16,447	-
Camino	10,265	14,274
Campbell	-	-
Cawley	18,689	7,789
Centennial	26,659	5,442
Chaparral	7,210	8,383
Chelsea	6,922	6,599
Chester	5,657	5,712
Chickamauga	19,979	17,229
Chinook	15,300	3,970
Chitwood	17,727	16,332
Clover	12,647	17,425
Coatbridge	2,801	6,021
Collier	13,724	12,101
Collinston	848	2,043
Conway	15,845	17,951
Cove	1,971	5,666
Creekside	16,501	16,525
Creekwood	4,193	4,465
Cumberland	13,412	14,482
Cupcake	8,625	8,604
Cypress	4,552	5,905
Daisy	13,115	13,978
Davidson	1,932	2,681
Dawson	3,333	4,057
Delta	623	2,321
Dewberry	2,373	4,398
Diablo	3,107	3,353
Dogwood	11,168	10,856
Dolittle	3,757	5,749
Dolly	17,153	17,389
Dops	10,227	8,422
Dorchester	9,172	11,622
Dunbar	3,157	8,120
Eagle	9,870	8,529
Eastfair	3,497	5,169
Eastwood	8,688	-
Elevation	1,696	3,268
Ella	11,488	10,117
Ellen	15,216	2,675
Elm	3,834	3,366
Emporia	5,532	4,728
Ensenada	2,380	9,710

Series	2024 Disbursements	2023 Disbursements
Falcon	7,821	8,114
Felix	13,644	6,215
Fenwick	11,642	7,455
Fletcher	12,325	-
Folly	9,345	10,874
Forest	2,613	4,544
Foster	20,937	9,332
Franklin	15,435	3,194
Gardens	4,929	5,403
General	18,989	4,120
Goose	8,771	9,163
Grant	7,893	6,960
Greenhill	6,498	6,878
Gretal	20,350	17,786
Grove	1,297	3,063
Hadden	4,452	6,468
Hansard	19,822	12,337
Hansel	3,793	8,547
Hargrave	10,393	-
Harrison	9,225	7,938
Henry	6,349	7,130
Heritage	2,899	3,873
Heron	1,714	4,317
Highland	9,854	9,690
Hines	5,541	9,744
Hobbes	11,549	-
Holcomb	14,591	12,268
Holland	2,678	2,931
Hollandaise	3,840	6,248
Holloway	6,713	8,705
Inglewood	18,828	20,277
Irene	13,936	-
Jack	2,055	5,688
Jake	8,735	17,454
Jefferson	18,822	11,178
Jill	8,420	8,580
Johnny	10,862	17,941
June	5,841	18,608
Jupiter	2,636	3,151
Kawana	6,004	5,839
Kennesaw	11,882	13,115
Kenny	9,491	17,404
KerriAnn	2,120	3,797
Kessler	1,741	3,439
Kingsley	4,190	7,193
Kirkwood	3,178	3,291
Korin	17,601	11,997

Series	2024 Disbursements	2023 Disbursements
Lallie	1,490	3,964
Lanier	3,250	5,940
Lannister	1,410	2,845
Latte	11,554	12,417
Lennox	4,619	6,780
Lierly	9,154	8,416
Lily	3,391	5,531
Limestone	2,180	4,524
Litton	9,117	9,420
Longwoods	14,201	6,106
Lookout	13,351	11,209
Loretta	14,953	17,825
Louis	16,431	6,159
Louise	5,068	7,146
Lovejoy	5,688	5,515
Luna	2,908	5,834
Lurleen	6,269	7,990
Madison	2,953	3,539
Mae	15,872	16,325
Magnolia	1,601	3,477
Malbec	6,477	9,099
Mammoth	864	3,513
Marcelo	14,960	14,860
Marie	23,434	14,072
Marietta	1,612	7,088
Marion	12,410	3,043
Marple	7,151	4,895
Martell	10,714	3,408
Mary	18,034	6,668
Matchingham	7,359	6,502
McGregor	12,998	12,117
McLovin	7,550	9,007
Meadow	4,330	4,453
Mimosa	7,015	7,195
Mojave	5,989	6,539
Murphy	3,197	7,832
Mycroft	12,483	4,996
Nugget	17,250	18,825
Odessa	6,146	5,688
Olive	6,116	5,734
Oly	5,305	8,518
Onyx	16,409	7,686
Oscar	12,806	2,986
Osceola	9,947	3,350
Osprey	10,436	11,687
Otoro	2,053	4,091

Series	2024 Disbursements	2023 Disbursements
Palmer	14,474	3,472
Patrick	5,258	5,315
Peanut	4,329	4,028
Pearl	19,419	21,500
Pecan	9,739	8,446
Peterson	15,019	-
Piedmont	5,411	5,928
Pinot	6,166	9,166
Pioneer	10,161	15,647
Plumtree	10,239	10,228
Point	2,655	6,330
Porthos	18,293	8,220
Quincy	13,812	16,191
Redondo	3,425	6,765
Regency	10,229	8,949
Reginald	6,460	13,048
Reynolds	17,193	15,238
Ribbonwalk	2,498	4,026
Richardson	15,616	13,634
Richmond	18,450	-
Ridge	5,210	4,576
Ritter	11,881	11,609
River	6,185	8,131
Riverwalk	11,830	11,738
Rooney	4,951	4,685
Roseberry	6,170	6,872
Rosewood	3,453	3,260
Roxy	4,483	3,727
Saddlebred	5,636	5,341
Saint	9,534	7,243
Sajni	14,355	12,607
Salem	4,803	8,253
Salinas	10,545	8,425
Saturn	2,607	3,000
Scepter	2,695	3,370
Sequoyah	3,163	6,562
Shallowford	2,969	7,790
Shoreline	5,022	6,354
Sigma	6,840	6,307
Simon	18,477	7,165
Sims	14,668	6,491
Soapstone	6,812	7,201
Sodalis	9,328	9,406
Spencer	6,535	8,296
Splash	6,809	8,498
Spring	10,859	10,620
Stonebriar	2,262	2,840
Sugar	4,053	4,846
Summerset	3,278	3,033
Sundance	3,930	7,395
Sunnyside	13,990	10,542
Swift	11,532	13,428

Series	2024 Disbursements	2023 Disbursements
Taylor	3,361	4,142
Terracotta	2,206	6,981
Theodore	17,160	3,392
Tulip	4,540	4,485
Tuscan	10,891	8,391
Tuscarora	19,066	11,682
Tuxford	1,049	4,219
Vernon	4,222	4,528
Walton	7,728	8,983
Wave	418	2,118
Weldon	2,766	2,960
Wellington	17,003	16,506
Wentworth	8,760	8,495
Wescott	4,138	4,440
Westchester	5,775	9,957
Wildwood	7,173	4,841
Willow	9,395	12,169
Wilson	16,257	16,460
Winchester	15,671	-
Windsor	4,725	10,069
Winston	12,214	14,867
Wisteria	4,085	4,597

	$2,126,831	$1,875,741

Arrived Series Centennial was divested in October 2024. In November 2024, the Series distributed $23,856 to investors, based on a final share price of $12.00 per share.

NOTE 8: RELATED PARTY TRANSACTIONS

The Series’ Manager, Arrived Holdings, Inc., is a managing member with common management of the Series.

Mortgage Payables

Certain Series entered into mortgages with the Manager in connection with the purchases of the respective properties. The mortgages with the Manager are referenced in Note 5.

Due from (to) Related Party

The Company engages in multiple transactions with the Manager and its affiliates in the normal course of operating and financing activities. As of December 31, 2024 and 2023, certain Series collectively owed $1,386,475 and $3,663,314, respectively, to the Manager, including amounts related to the initial funding for certain Series’ property acquisitions. These advances are interest-free and do not have defined repayment terms.

In connection with the October 18, 2024 sale of the property held by Arrived Series Centennial, a series of Arrived Homes, LLC, the Series repaid $5,097 to the Manager for outstanding related party balances. Additionally, the Manager forgave $3,523 of related party amounts previously owed by the Series. These amounts were settled in connection with the sale proceeds. The forgiveness is further discussed in Note 8 – Deemed Contributions.

Deemed Contributions

During the years ended December 31, 2024 and 2023, certain Series received deemed contributions from the Manager, amounting to $3,523 and $87,627, respectively, in exchange for forgiveness of previously due amounts.

Management Compensation

The following table reflects the total management compensation paid by Series for the year ended December 31, 2024 and 2023.

December 31, 2024
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
100	$-	$-	$-	$7,058	$-	$1,058
101	-	-	-	7,265	-	2,131
Abbington	-	-	-	5,541	-	1,706
Abernant	7,950	3,970	5,457	1,363	2,500	531
Alvin	11,110	5,550	7,477	1,905	2,500	1,387
Amber	-	-	-	1,464	-	194
Apollo	-	-	-	1,074	-	58
Aster	-	-	-	1,530	-	667
Augusta	-	-	-	1,787	-	1,075
Avebury	-	-	-	1,503	-	282
Avondale	-	-	-	1,980	-	827
Badminton	-	-	-	1,102	-	387
Ballinger	-	-	-	1,791	-	1,023
Bandelier	-	-	-	1,477	-	857
Baron	-	-	-	6,531	-	1,473
Basil	-	-	-	956	-	440
Bayside	-	-	-	1,230	-	490
Bazzel	-	-	-	2,913	-	393
Bedford	-	-	-	1,232	-	66
Bella	-	-	-	1,830	-	1,027
Belle	-	-	-	2,640	-	469
Belvedere	-	-	-	1,770	-	1,363
Bergenia	-	-	-	1,302	-	715
Blossom	-	-	-	1,530	-	529
Bonneau	-	-	-	2,016	-	1,404
Brainerd	-	-	-	1,740	-	1,315
Braxton	-	-	-	1,941	-	941
Brennan	-	-	-	1,350	-	722
Briarwood	-	-	-	1,260	-	561
Brooklyn	-	-	-	996	-	409
Burlington	-	-	-	7,441	-	1,550
Butter	-	-	-	1,611	-	360

December 31, 2024
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Calvin	-	-	-	1,410	-	899
Camino	-	-	-	1,590	-	(76)
Cawley	-	-	-	1,884	-	1,267
Centennial	-	-	-	887	-	(108)
Chaparral	-	-	-	1,048	-	545
Chelsea	-	-	-	1,634	-	306
Chester	-	-	-	2,232	-	1,190
Chickamauga	-	-	-	2,234	-	1,387
Chinook	-	-	-	1,830	-	1,075
Chitwood	-	-	-	2,310	-	1,450
Clover	-	-	-	3,820	-	170
Coatbridge	-	-	-	1,553	-	195
Collier	-	-	-	4,109	-	1,334
Collinston	-	-	-	1,031	-	(62)
Conway	-	-	-	4,110	-	2,013
Cove	-	-	-	1,260	-	(151)
Creekside	-	-	-	1,869	-	1,030
Creekwood	-	-	-	1,737	-	444
Cumberland	-	-	-	1,770	-	615
Cupcake	-	-	-	1,092	-	532
Cypress	-	-	-	2,190	-	454
Daisy	-	-	-	1,812	-	802
Davidson	-	-	-	925	-	323
Dawson	-	-	-	1,099	-	192
Delta	-	-	-	1,455	-	154
Dewberry	-	-	-	924	-	197
Diablo	-	-	-	1,446	-	1,003
Dogwood	-	-	-	2,806	-	(237)
Dolittle	-	-	-	1,339	-	491
Dolly	-	-	-	4,140	-	2,010
Dops	-	-	-	1,230	-	299
Dorchester	-	-	-	4,023	-	969
Dunbar	-	-	-	3,734	-	835
Eagle	-	-	-	1,620	-	761
Eastfair	-	-	-	860	-	62
Eastwood	-	-	-	1,910	-	372
Elevation	-	-	-	1,258	-	130
Ella	-	-	-	1,560	-	902
Ellen	-	-	-	1,497	-	1,170
Elm	-	-	-	821	-	532
Emporia	-	-	-	1,815	-	236
Ensenada	-	-	-	2,320	-	1,404
Falcon	-	-	-	1,620	-	831
Felix	-	-	-	1,488	-	480
Fenwick	-	-	-	1,800	-	1,053
Fletcher	-	-	-	1,056	-	523
Folly	-	-	-	3,630	-	1,325
Forest	-	-	-	1,632	-	404
Foster	-	-	-	1,879	-	1,415
Franklin	-	-	-	1,800	-	1,219

December 31, 2024
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Gardens	-	-	-	1,164	-	560
General	-	-	-	1,890	-	1,748
Goose	-	-	-	1,509	-	848
Grant	-	-	-	1,631	-	554
Greenhill	-	-	-	1,405	-	275
Gretal	-	-	-	2,700	-	1,459
Grove	-	-	-	1,051	-	179
Hadden	-	-	-	1,109	-	203
Hansard	-	-	-	1,817	-	1,302
Hansel	-	-	-	2,424	-	838
Hargrave	8,130	4,060	5,609	1,395	2,500	211
Harrison	-	-	-	2,760	-	1,867
Henry	-	-	-	2,472	-	496
Heritage	-	-	-	1,511	-	359
Heron	-	-	-	1,548	-	225
Highland	-	-	-	1,638	-	201
Hines	-	-	-	2,966	-	487
Hobbes	-	-	-	1,395	-	472
Holcomb	-	-	-	4,095	-	387
Holland	-	-	-	1,034	-	50
Hollandaise	-	-	-	1,646	-	729
Holloway	-	-	-	1,478	-	260
Inglewood	-	-	-	4,074	-	2,064
Irene	-	-	-	1,056	-	499
Jack	-	-	-	2,177	-	863
Jake	-	-	-	6,763	-	2,068
Jefferson	-	-	-	1,643	-	1,219
Jill	-	-	-	2,416	-	1,261
Johnny	-	-	-	6,679	-	1,634
June	-	-	-	6,679	-	1,180
Jupiter	-	-	-	1,053	-	352
Kawana	-	-	-	1,497	-	175
Kennesaw	-	-	-	4,882	-	387
Kenny	-	-	-	4,140	-	1,025
KerriAnn	-	-	-	1,464	-	185
Kessler	-	-	-	1,542	-	553
Kingsley	-	-	-	1,269	-	390
Kirkwood	-	-	-	1,381	-	739
Korin	-	-	-	1,673	-	1,103
Lallie	-	-	-	1,697	-	420
Lanier	-	-	-	1,681	-	554
Lannister	-	-	-	1,034	-	62
Latte	-	-	-	4,174	-	112
Lennox	-	-	-	1,059	-	350
Lierly	-	-	-	946	-	566
Lily	-	-	-	2,438	-	1,414
Limestone	-	-	-	1,385	-	245
Litton	-	-	-	1,920	-	1,047
Longwoods	-	-	-	1,620	-	1,075
Lookout	-	-	-	3,992	-	1,109
Loretta	-	-	-	4,110	-	2,371
Louis	-	-	-	1,622	-	979
Louise	-	-	-	1,323	-	117
Lovejoy	-	-	-	1,525	-	298
Luna	-	-	-	907	-	302
Lurleen	-	-	-	1,320	-	174

December 31, 2024
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Madison	-	-	-	1,467	-	160
Mae	-	-	-	2,122	-	213
Magnolia	-	-	-	1,354	-	174
Malbec	-	-	-	1,379	-	1,279
Mammoth	-	-	-	1,489	-	786
Marcelo	-	-	-	1,710	-	811
Marie	-	-	-	2,389	-	1,555
Marietta	-	-	-	1,825	-	72
Marion	-	-	-	1,530	-	931
Marple	-	-	-	1,056	-	40
Martell	-	-	-	1,560	-	843
Mary	-	-	-	1,628	-	1,171
Matchingham	-	-	-	952	-	302
McGregor	-	-	-	4,343	-	918
McLovin	-	-	-	2,200	-	2,155
Meadow	-	-	-	1,591	-	354
Mimosa	-	-	-	1,290	-	505
Mojave	-	-	-	1,160	-	366
Murphy	-	-	-	1,306	-	232
Mycroft	-	-	-	1,080	-	523
Nugget	-	-	-	6,391	-	1,934
Odessa	-	-	-	2,204	-	1,987
Olive	-	-	-	1,373	-	259
Oly	-	-	-	2,191	-	1,840
Onyx	-	-	-	1,950	-	421
Oscar	-	-	-	1,500	-	543
Osceola	-	-	-	1,680	-	305
Osprey	-	-	-	4,046	-	4
Otoro	-	-	-	2,042	-	559
Palmer	-	-	-	1,758	-	893
Patrick	-	-	-	1,131	-	445
Peanut	-	-	-	1,133	-	619
Pearl	-	-	-	6,257	-	1,771
Pecan	-	-	-	1,068	-	470
Peterson	-	-	-	1,355	-	691
Piedmont	-	-	-	2,310	-	1,414
Pinot	-	-	-	1,392	-	1,209
Pioneer	-	-	-	6,558	-	1,892
Plumtree	-	-	-	1,088	-	214
Point	-	-	-	1,701	-	677
Porthos	-	-	-	1,812	-	1,363
Quincy	-	-	-	3,300	-	2,070
Redondo	-	-	-	1,890	-	972
Regency	-	-	-	1,650	-	1,373
Reginald	-	-	-	2,610	-	1,441
Reynolds	-	-	-	4,928	-	468
Ribbonwalk	-	-	-	1,390	-	510

December 31, 2024
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Richardson	-	-	-	1,890	-	910
Richmond	13,290	6,640	8,962	2,279	2,500	1,564
Ridge	-	-	-	1,053	-	806
Ritter	-	-	-	5,808	-	1,359
River	-	-	-	1,277	-	(36)
Riverwalk	-	-	-	4,572	-	1,379
Rooney	-	-	-	1,565	-	1,112
Roseberry	-	-	-	1,464	-	432
Rosewood	-	-	-	1,454	-	340
Roxy	-	-	-	1,436	-	1,133
Saddlebred	-	-	-	1,984	-	1,629
Saint	-	-	-	1,479	-	1,252
Sajni	-	-	-	1,800	-	1,579
Salem	-	-	-	1,338	-	461
Salinas	-	-	-	1,380	-	811
Saturn	-	-	-	1,053	-	254
Scepter	-	-	-	1,178	-	911
Sequoyah	-	-	-	1,488	-	464
Shallowford	-	-	-	2,172	-	762
Shoreline	-	-	-	1,249	-	488
Sigma	-	-	-	1,640	-	420
Simon	-	-	-	1,734	-	1,171
Sims	-	-	-	1,637	-	931
Soapstone	-	-	-	1,000	-	533
Sodalis	-	-	-	1,740	-	934
Spencer	-	-	-	1,388	-	495
Splash	-	-	-	1,119	-	365
Spring	-	-	-	1,488	-	186
Stonebriar	-	-	-	1,091	-	254
Sugar	-	-	-	1,471	-	205
Summerset	-	-	-	1,189	-	209
Sundance	-	-	-	1,890	-	894
Sunnyside	-	-	-	1,355	-	592
Swift	-	-	-	3,956	-	301

December 31, 2024
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Taylor	-	-	-	1,380	-	355
Terracotta	-	-	-	1,398	-	390
Theodore	-	-	-	1,720	-	1,008
Tulip	-	-	-	1,664	-	309
Tuscan	-	-	-	1,655	-	414
Tuscarora	-	-	-	2,016	-	1,483
Tuxford	-	-	-	1,375	-	187
Vernon	-	-	-	1,163	-	199
Walton	-	-	-	3,470	-	964
Wave	-	-	-	1,433	-	353
Weldon	-	-	-	1,031	-	241
Wellington	-	-	-	2,430	-	410
Wentworth	-	-	-	1,125	-	1,422
Wescott	-	-	-	2,016	-	715
Westchester	-	-	-	1,821	-	394
Wildwood	-	-	-	1,504	-	811
Willow	-	-	-	1,758	-	464
Wilson	-	-	-	2,310	-	1,222
Winchester	-	-	-	1,590	-	858
Windsor	-	-	-	1,572	-	503
Winston	-	-	-	1,974	-	39
Wisteria	-	-	-	1,306	-	537

	$40,480	$20,220	$27,505	$494,467	$10,000	$179,497

December 31, 2023
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
100	$-	$-	$-	$7,058	$-	$2,415
101	-	-	-	7,265	-	868
Abbington	-	-	-	5,541	-	1,716
Abernant	-	-	-	-	-	-
Alvin	-	-	-	-	-	231
Amber	-	-	-	1,464	-	303
Apollo	-	-	-	1,074	-	223
Aster	-	-	-	1,530	-	431
Augusta	10,420	5,740	7,057	745	2,500	231
Avebury	-	-	-	1,503	-	299
Avondale	11,550	6,330	7,784	1,155	2,500	413
Badminton	-	-	-	1,102	-	319
Ballinger	10,440	5,220	7,046	-	2,500	-
Bandelier	-	-	-	1,477	-	1,197
Baron	-	-	-	6,531	-	1,869
Basil	-	-	-	956	-	120
Bayside	-	-	-	1,231	-	335
Bazzel	-	-	-	2,913	-	152
Bedford	-	-	-	1,232	-	367
Bella	10,670	6,110	7,271	915	2,500	-
Belle	-	-	-	2,640	-	966
Belvedere	10,320	6,020	6,998	1,033	2,500	661
Bergenia	7,590	4,110	5,178	543	2,500	218
Blossom	-	-	-	1,530	-	507
Bonneau	-	-	-	2,016	-	1,334
Brainerd	-	-	-	1,740	-	941
Braxton	-	-	-	1,941	-	767
Brennan	7,870	4,290	2,136	1,013	-	102
Briarwood	7,340	3,670	5,074	-	2,500	-
Brooklyn	-	-	-	996	-	164
Burlington	-	-	-	7,441	-	2,358
Butter	-	-	-	1,611	-	448
Calvin	8,220	4,110	5,666	-	2,500	164
Camino	-	-	-	1,590	-	192
Campbell	-	-	-	-	-	-
Cawley	10,990	6,040	7,422	942	2,500	598
Centennial	-	-	-	1,183	-	152
Chaparral	-	-	-	1,048	-	383
Chattahoochee	-	-	-	-	-	-
Chelsea	-	-	-	1,634	-	319
Chester	-	-	-	2,232	-	1,217
Chickamauga	13,030	6,640	8,620	2,234	-	1,348
Chinook	10,670	6,110	7,223	763	2,500	10
Chitwood	-	-	-	3,080	-	1,402
Clover	-	-	-	3,820	-	303
Coatbridge	-	-	-	1,071	-	-
Collier	-	-	-	4,109	-	1,048
Collinston	-	-	-	1,031	-	393
Conway	-	-	-	4,110	-	2,017
Cove	7,350	4,170	4,939	735	2,500	260
Creekside	-	-	-	2,492	-	951
Creekwood	-	-	-	1,737	-	158
Cumberland	-	-	-	1,770	-	717
Cupcake	-	-	-	1,092	-	273
Cypress	-	-	-	2,190	-	675

December 31, 2023
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Daisy	-	-	-	1,812	-	717
Davidson	-	-	-	925	-	91
Dawson	-	-	-	1,099	-	247
Delta	-	-	-	1,455	-	-
Dewberry	-	-	-	924	-	85
Diablo	-	-	-	1,446	-	420
Dogwood	-	-	-	2,806	-	239
Dolittle	-	-	-	1,339	-	290
Dolly	-	-	-	5,520	-	1,558
Dops	7,170	4,380	4,813	1,025	-	223
Dorchester	-	-	-	4,023	-	1,080
Dunbar	-	-	-	3,734	-	-
Duncan	-	-	-	-	-	-
Eagle	-	-	-	1,620	-	263
Eastfair	0	-	-	860	-	287
Eastwood	11,130	5,560	7,495	-	2,500	225
Elevation	-	-	-	1,258	-	-
Ella	9,100	4,920	6,134	1,300	2,500	611
Ellen	8,730	4,860	5,956	499	2,500	-
Elm	-	-	-	821	-	346
Emporia	-	-	-	1,815	-	490
Ensenada	-	-	-	2,320	-	2,253
Falcon	-	-	-	1,620	-	478
Felix	8,680	4,550	5,929	620	2,500	288
Fenwick	10,500	5,760	7,104	750	2,500	568
Fletcher	6,160	3,080	4,312	-	2,500	88
Folly	-	-	-	3,630	-	1,173
Forest	-	-	-	1,632	-	-
Foster	10,950	6,200	7,468	939	2,500	676
Franklin	10,500	5,910	7,102	600	2,500	428
Gardens	-	-	-	1,164	-	250
General	11,020	6,190	7,497	630	2,500	-
Goose	-	-	-	1,509	-	258
Grant	-	-	-	1,631	-	359
Greenhill	-	-	-	1,405	-	399
Gretal	-	-	-	2,700	-	905
Grove	-	-	-	1,051	-	239
Hadden	-	-	-	1,109	-	267
Hansard	10,590	6,020	7,052	1,514	-	1,109
Hansel	-	-	-	2,424	-	971
Hargrave	-	-	-	-	-	-
Harrison	-	-	-	2,760	-	2,018
Henry	-	-	-	3,296	-	958
Heritage	-	-	-	1,511	-	584
Heron	-	-	-	1,548	-	303
Highland	-	-	-	1,638	-	253
Hines	-	-	-	2,966	-	647
Hobbes	8,130	4,060	5,609	-	2,500	-
Holcomb	-	-	-	4,095	-	483
Holland	-	-	-	1,034	-	184
Hollandaise	-	-	-	1,646	-	1,357
Holloway	-	-	-	1,478	-	368

December 31, 2023
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Inglewood	-	-	-	4,074	-	2,018
Irene	6,160	3,080	4,312	-	2,500	73
Jack	-	-	-	2,177	-	1,537
Jake	-	-	-	6,763	-	979
Jefferson	9,580	5,470	6,391	1,369	-	800
Jill	-	-	-	2,416	-	1,068
Johnny	-	-	-	6,679	-	2,210
June	-	-	-	6,679	-	2,279
Jupiter	-	-	-	1,053	-	243
Kawana	-	-	-	1,497	-	136
Kennesaw	-	-	-	4,882	-	746
Kenny	-	-	-	5,520	-	1,868
KerriAnn	-	-	-	1,464	-	303
Kessler	-	-	-	1,542	-	621
Kingsley	-	-	-	1,269	-	424
Kirkwood	-	-	-	1,381	-	621
Korin	9,760	6,160	6,491	1,394	-	926
Lallie	-	-	-	1,697	-	405
Lanier	-	-	-	1,681	-	367
Lannister	-	-	-	1,034	-	308
Latte	-	-	-	4,174	-	273
Lennox	-	-	-	1,059	-	271
Lierly	-	-	-	946	-	143
Lily	-	-	-	2,438	-	1,542
Limestone	-	-	-	1,385	-	220
Litton	-	-	-	1,920	-	1,042
Longwoods	9,450	5,340	6,428	810	2,500	520
Lookout	-	-	-	3,992	-	1,100
Loretta	-	-	-	4,110	-	2,118
Louis	9,460	5,070	6,484	676	2,500	424
Louise	-	-	-	1,323	-	311
Lovejoy	-	-	-	1,525	-	160
Luna	-	-	-	907	-	280
Lurleen	7,700	4,960	3,304	1,210	-	343
Madison	-	-	-	1,467	-	152
Mae	-	-	-	2,122	-	191
Magnolia	-	-	-	1,354	-	542
Malbec	-	-	-	1,379	-	-
Mammoth	-	-	-	1,489	-	688
Marcelo	-	-	-	1,710	-	559
Marie	11,140	6,460	7,412	1,115	-	1,191
Marietta	-	-	-	1,825	-	168
Marion	8,920	5,060	6,088	638	2,500	174
Marple	6,160	3,590	4,260	616	2,500	149
Martell	9,100	5,260	6,203	910	2,500	-
Mary	9,490	5,300	6,352	678	2,500	443
Matchingham	-	-	-	952	-	337
McGregor	-	-	-	2,732	-	909
McLovin	-	-	-	2,200	-	2,017
Meadow	-	-	-	1,591	-	138
Mimosa	-	-	3,510	1,290	-	193
Mojave	-	-	-	1,160	-	259
Murphy	-	-	-	1,306	-	367
Mycroft	6,300	3,630	4,346	630	2,500	250
Nugget	-	-	-	6,391	-	1,825

December 31, 2023
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Odessa	-	-	-	2,204	-	1,007
Olive	-	-	-	1,373	-	348
Oly	-	-	-	2,191	-	1,365
Onyx	11,370	6,280	7,698	813	2,500	381
Oscar	8,750	4,570	5,974	500	2,500	-
Osceola	9,800	5,430	6,700	700	2,500	90
Osprey	-	-	-	4,046	-	367
Otoro	-	-	-	2,042	-	-
Palmer	10,250	5,550	6,944	586	2,500	-
Patrick	-	-	-	1,131	-	213
Peanut	-	-	-	1,133	-	113
Pearl	-	-	-	6,257	-	698
Pecan	-	-	-	1,068	-	144
Peterson	7,900	3,950	5,424	-	2,500	26
Piedmont	-	-	-	2,310	-	1,293
Pinot	-	-	-	1,392	-	682
Pioneer	-	-	-	6,558	-	2,181
Plumtree	-	-	-	1,088	-	493
Point	-	-	-	1,701	-	1,404
Porthos	10,570	6,080	7,156	906	2,500	669
Quincy	-	-	-	3,300	-	1,415
Redondo	-	-	-	1,890	-	1,257
Regency	9,620	6,420	4,023	1,375	-	1,125
Reginald	-	-	-	2,610	-	1,703
Reynolds	-	-	-	4,928	-	749
Ribbonwalk	-	-	-	1,390	-	-
Richardson	-	-	-	1,890	-	612
Richmond	-	-	-	-	-	74
Ridge	-	-	-	1,053	-	319
Ritter	-	-	-	5,808	-	1,258
River	-	-	-	1,277	-	349
Riverwalk	-	-	-	4,572	-	1,459
Rooney	-	-	-	1,565	-	1,101
Roseberry	-	-	-	1,464	-	-
Rosewood	-	-	-	1,454	-	355
Roxy	-	-	-	1,436	-	1,005
Saddlebred	-	-	-	1,984	-	1,246
Saint	-	-	-	1,479	-	880
Sajni	10,500	6,020	7,007	1,500	2,500	1,186
Salem	-	-	-	1,338	-	99
Salinas	8,050	4,490	5,436	1,150	2,500	607
Saturn	-	-	-	1,053	-	135
Scepter	-	-	-	1,178	-	828
Sequoyah	-	-	-	1,488	-	629
Shallowford	-	-	-	2,172	-	1,284
Shoreline	-	-	-	1,249	-	623
Sigma	-	-	-	1,640	-	371
Simon	10,110	5,650	6,838	867	2,500	393
Sims	9,550	5,370	6,493	955	2,500	163
Soapstone	-	-	-	1,000	-	225
Sodalis	-	-	-	2,320	-	751
Spencer	-	-	-	1,388	-	442
Splash	-	-	-	1,119	-	216
Spring	-	-	-	1,488	-	271
Stonebriar	-	-	-	1,091	-	305
Sugar	-	-	-	1,471	-	287
Summerset	-	-	-	1,189	-	-
Sundance	-	-	-	1,890	-	987
Sunnyside	7,900	4,140	5,271	1,129	-	861
Swift	-	-	-	3,956	-	689

December 31, 2023
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Taylor	-	-	-	1,380	-	11
Terracotta	-	-	-	1,398	-	926
Theodore	10,030	5,620	6,784	573	2,500	76
Tulip	-	-	-	1,664	-	-
Tuscan	-	-	-	1,655	-	565
Tuscarora	11,750	6,470	7,802	1,680	-	1,106
Tuxford	-	-	-	1,375	-	303
Vernon	-	-	-	1,163	-	303
Walton	-	-	-	3,470	-	637
Wave	-	-	-	1,433	-	-
Weldon	-	-	-	1,031	-	231
Wellington	-	-	-	2,430	-	704
Wentworth	-	-	-	1,125	-	-
Wescott	-	-	-	2,017	-	599
Westchester	-	-	-	1,821	-	503
Wildwood	-	-	-	1,504	-	878
Willow	-	-	-	1,758	-	769
Wilson	-	-	-	2,310	-	1,223
Winchester	9,270	4,630	6,310	-	2,500	222
Windsor	-	-	-	1,572	-	1,205
Winston	-	-	-	1,974	-	59
Wisteria	-	-	-	1,306	-	2

	$487,760	$270,100	$326,326	$447,896	$102,500	$142,856

Transfer of Series and Recognition of Due to Commonly Controlled Entity

On September 1, 2024, Series Arlo, Series Bellvue, Series Brentwood, Series Hartsfield, Series Hualapai, Series Lexie, and Series Lorenz were transferred to a commonly controlled entity at each Series’ cost basis. As of the transfer date, these Series had a combined accumulated deficit of $109,947. To preserve continuity in the consolidated financial statements, the Company recognized a liability, “Due to Commonly Controlled Entity,” in the same amount, representing the total net liabilities of the transferred Series as of the transfer date. A corresponding amount has been recorded in “Unallocated Members’ Equity (Deficit).”

This liability is not contractually owed and is not expected to be settled in cash. It is presented solely to ensure that the consolidated balance sheet remains in balance and that the consolidated statement of members’ equity appropriately reflects cumulative financial results in accordance with SEC reporting requirements for consolidating financial statements.

As Series Campbell was sold in 2023 and its retained earnings were not distributed, the retained earnings balance of $69,756, was reclassified to unallocated members’ capital in 2024 to reflect its continued inclusion in the Company’s consolidated equity.

NOTE 9: PROPERTY DISPOSITIONS

On October 18, 2024, Arrived Series Centennial, a series of Arrived Homes, LLC, sold its property for $351,000. The carrying value of the property at the time of sale was $190,000. Proceeds from the sale were used to repay the outstanding mortgage payable and settle amounts due to the Manager and affiliated entities. As such, the recognized gain on sale was adjusted to reflect these repayments and totaled $80,846. See Note 5 – Mortgage Payable and Note 8 – Related Party Transactions.

NOTE 10: INCOME TAXES

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to federal and state net operating loss carryforwards. As of December 31, 2024 and 2023, the Company had estimated net deferred tax assets before valuation allowance of $1,870,140 and $1,190,080, solely attributable to net operating loss carryforwards.

The Company recognizes deferred tax assets to the extent that it believes that these assets are more likely than not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. The Company assessed the need for a valuation allowance against its net deferred tax assets and determined a full valuation allowance is required due to the current uncertainty of the future realization of the deferred tax assets.

Therefore, an estimated valuation allowance of $1,836,248 and $1,190,080 was recorded as of December 31, 2024, and 2023. Deferred tax assets were calculated using the Company’s combined effective tax rates, which it estimated to be ranging from 21.0% to 27% based on the state of the respective Series. The effective rate is reduced to 0% for 2024 and 2023 due to the full valuation allowance on its net deferred tax assets. The valuation allowance increased by $2,471,029 and $600,889 for the years ended December 31, 2024 and 2023.

The Company’s ability to utilize net operating loss carryforwards will depend on its ability to generate adequate future taxable income. As of December 31, 2024 and 2023, the Company had net operating loss carryforwards available to offset future taxable income in the amount of $6,066,877 and $4,391,186.

The Company’s policy is to record interest and penalties associated with unrecognized tax benefits as additional income taxes in the consolidated statement of comprehensive loss. At January 1, 2024, the Company had no unrecognized tax benefits and no charge during 2023, and accordingly, the Company did not recognize any interest or penalties during 2024 related to unrecognized tax benefits. There is no accrual for uncertain tax positions as of December 31, 2024.

The Company is not presently subject to any income tax audit in any taxing jurisdiction, though its 2024 tax year remains open to examination.

NOTE 11: SUBSEQUENT EVENTS

On January 30, 2025, Arrived Fund Manager, LLC, a Delaware limited liability company, became the Manager of each Series. Arrived Holdings Inc., a Delaware corporation, is the sole member of Arrived Fund Manager, LLC.

ITEM 8. EXHIBITS

PART III EXHIBITS

Exhibit No.	Description
2.1*	Certificate of Formation of Arrived Homes, LLC
2.2*	Operating Agreement of Arrived Homes, LLC
3.1*	Form of Series Designation of Arrived Homes Series [*] LLC, a series of Arrived Homes, LLC
4.1*	Form of subscription agreement of Arrived Homes Series [*] LLC, a Series of Arrived Homes, LLC
6.1*	Broker Dealer Agreement, dated September 23, 2020, between Arrived Homes LLC and Dalmore Group, LLC
6.2*	Form of Purchase and Sale Agreement dated October 26, 2020, between Arrived Holdings, Inc. and Arrived Homes Series Lierly LLC, a series of Arrived Homes, LLC
6.3*	Form of Promissory Note between Arrived Homes Series Lierly LLC, a series of Arrived Holdings, LLC, and Arrived Holdings, Inc.
6.4*	Form of Property Management Agreement dated [*], 202[*], between Blue Canopy Realty and Arrived Homes Series [*] LLC, a series of Arrived Homes, LLC
6.5*	Form of Purchase and Sale Agreement dated October 26, 2020, between Arrived Holdings, Inc. and Arrived Homes Series Soapstone LLC, a series of Arrived Homes, LLC
6.6*	Promissory Note between Arrived Homes Series Soapstone LLC, a series of Arrived Holdings, LLC, and Arrived Holdings, Inc.
6.7*	Form of Purchase and Sale Agreement dated January 4, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Patrick LLC, a series of Arrived Homes, LLC
6.8*	Form of Software and Services License Agreement dated [*], 2020 by and between North Capital Investment Technology, Inc. and Arrived Holdings, Inc.
6.9*	Promissory Note between Arrived Homes Series Patrick LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated January 4, 2021
6.10*	Form of Purchase and Sale Agreement dated January 1, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Pecan LLC, a series of Arrived Homes, LLC
6.11*	Promissory Note between Arrived Homes Series Pecan LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated January 1, 2021
6.12*	Form of Membership Interest Purchase Agreement dated January 4, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Plumtree LLC, a series of Arrived Homes, LLC
6.13*	Promissory Note between Arrived Homes Series Plumtree LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated January 4, 2021
6.14*	Form of Membership Interest Purchase Agreement dated January 14, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Chaparral LLC, a series of Arrived Homes, LLC
6.15*	Promissory Note between Arrived Homes Series Chaparral LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated January 14, 2021
6.16*	Membership Interest Purchase Agreement dated April 30, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Splash LLC, a series of Arrived Homes, LLC
6.17*	Promissory Note between Arrived Homes Series Splash LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated April 30, 2021
6.18*	Membership Interest Purchase Agreement dated May 12, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Tuscan LLC, a series of Arrived Homes, LLC
6.19*	Promissory Note between Arrived Homes Series Tuscan LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated May 12, 2021
6.20*	Contract of Sale Residential dated May 11, 2021 by and between the seller and Arrived SC Kingsley, LLC
6.21*	Promissory Note between Arrived Homes Series Kingsley LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated June 1, 2021
6.22*	Offer to Purchase and Contract dated May 14, 2021 by and between certain sellers and Arrived NC Centennial, LLC
6.23*	Promissory Note between Arrived Homes Series Centennial LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated June 7, 2021
6.24*	Contract of Sale Residential dated May 14, 2021 by and between the seller named therein and Arrived SC Eastfair, LLC
6.25*	Promissory Note between Arrived Homes Series Eastfair LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated June 4, 2021
6.26*	Purchase and Sale Agreement dated May 13, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Badminton Property
6.27*	Purchase and Sale Agreement dated May 21, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Basil Property
6.28*	Purchase and Sale Agreement dated May 15, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Eastfair Property
6.29*	Purchase and Sale Agreement dated May 12, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Holloway Property
6.30*	Purchase and Sale Agreement dated May 11, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Kingsley Property
6.31*	Purchase and Sale Agreement dated May 21, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Lallie Property
6.32*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Pinot Property
6.32.1*	Counteroffer to Offer dated March 27, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Pinot Property
6.33*	Purchase and Sale Agreement dated March 26, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Salem Property
6.33.1*	Counteroffer to Offer dated March 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Salem Property
6.34*	Purchase and Sale Agreement dated May 24, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Shoreline Property
6.35*	Purchase and Sale Agreement dated May 24, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Spencer Property
6.36*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Splash Property
6.36.1*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Splash Property

6.37*	Purchase and Sale Agreement dated May 14, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Centennial Property
6.38*	Purchase and Sale Agreement dated May 25, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Dewberry Property
6.39*	Purchase and Sale Agreement dated May 11, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Luna Property
6.40*	Purchase and Sale Agreement dated March 27, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Malbec Property
6.41*	Purchase and Sale Agreement dated June 2, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Roseberry Property
6.42*	Purchase and Sale Agreement dated May 21, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Summerset Property
6.43*	Purchase and Sale Agreement dated March 27, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Tuscan Property
6.43.1*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Tuscan Property
6.44*	Purchase and Sale Agreement dated June 3, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Windsor Property
6.45*	Form of Property Management Agreement dated [*], 20[*], between Great Jones and Arrived Homes Series [*], a series of Arrived Homes, LLC
6.46*	Form of Promissory Note between Arrived Holdings, Inc. and Arrived Homes Series [*], a Series of Arrived Homes, LLC
6.47*	Form of Lease Agreement between Tenant and Arrived Homes Series [*], a Series of Arrived Homes, LLC through its Authorized Agent, Blue Canopy Realty LLC
6.48*	Purchase and Sale Agreement dated August 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Amber Property
6.49*	Purchase and Sale Agreement dated June 4, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Bayside Property
6.49.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bayside dated June 22, 2021 for Series Bayside Property
6.50*	Purchase and Sale Agreement dated June 8, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Coatbridge Property
6.50.1*	Addendum to Purchase and Sale Agreement dated June 8, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Coatbridge Property
6.51*	Purchase and Sale Agreement dated July 19, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Collinston Property
6.52*	Purchase and Sale Agreement dated June 4, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Dawson Property
6.53*	Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Elevation Property
6.53.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Elevation dated July 15, 2021 for Series Elevation Property
6.54*	Purchase and Sale Agreement dated May 20, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Elm Property
6.54.1*	Addendum to Purchase and Sale Agreement dated May 20, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Elm Property
6.55*	Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Forest Property
6.55.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Forest dated July 15, 2021 for Series Forest Property
6.56*	Purchase and Sale Agreement dated June 12, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Holland Property
6.57*	Purchase and Sale Agreement dated June 8, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Jupiter Property
6.58*	Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Lennox Property
6.58.1*	Addendum to Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Lennox Property
6.59*	Purchase and Sale Agreement dated August 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Lily Property
6.60*	Purchase and Sale Agreement dated June 13, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Limestone Property
6.60.1*	Addendum to Purchase and Sale Agreement dated June 13, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Limestone Property
6.60.2*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Limestone dated August 5, 2021 for Series Limestone Property
6.61*	Purchase and Sale Agreement dated August 22, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Meadow Property
6.62*	Purchase and Sale Agreement dated August 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Odessa Property
6.62.1*	Counteroffer to Offer Dated September 1, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Odessa Property
6.63*	Purchase and Sale Agreement dated June 10, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Olive Property
6.63.1*	Addendum to Purchase and Sale Agreement dated June 10, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Olive Property
6.64*	Purchase and Sale Agreement dated June 9, 2021 between Ar rived Holdings, Inc./Assignee and Seller for Series Ridge Property
6.64.1*	Addendum to Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Ridge Property
6.65*	Purchase and Sale Agreement dated June 7, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series River Property
6.66*	Purchase and Sale Agreement dated August 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Saddlebred Property
6.66.1*	Counteroffer to Offer Dated September 7, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Saddlebred Property
6.67*	Purchase and Sale Agreement dated July 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Saturn Property
6.68*	Purchase and Sale Agreement dated June 11, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Sugar Property
6.68.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sugar dated June 17, 2021 for Series Sugar Property
6.69*	Purchase and Sale Agreement dated June 12, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Weldon Property
6.70*	Purchase and Sale Agreement dated June 4, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Westchester Property
6.70.1*	Addendum to Purchase and Sale Agreement dated June 4, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Westchester Property

6.71*	Form of Lease Agreement between Tenant and Arrived Homes Series [*], a Series of Arrived Homes, LLC holding a series property located in North Carolina through its Authorized Agent, Great Jones North Carolina, LLC
6.72*	Form of Lease Agreement between Tenant and Arrived Homes Series [*], a Series of Arrived Homes, LLC holding a series property located in South Carolina through its Authorized Agent, Great Jones South Carolina, LLC
6.73*	Form of Mortgage Agreement between Arrived Homes Series [*], a Series of Arrived Homes, LLC and Certain Lending, Inc. for series property in the state of South Carolina
6.74*	Form of Deed of Trust Agreement between Arrived Homes Series [*], a Series of Arrived Homes, LLC and Certain Lending, Inc. for series property in the state of North Carolina
6.75*	Form of Deed of Trust Agreement between Arrived Homes Series [*], a Series of Arrived Homes, LLC and Certain Lending, Inc. for series property in the state of Colorado
6.76*	Purchase and Sale Agreement dated September 8, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Bandelier Property
6.76.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bandelier dated September 29, 2021 for Series Bandelier Property
6.76.2*	Addendum to Purchase and Sale Agreement dated September 8, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Bandelier Property
6.77*	Purchase and Sale Agreement dated June 13, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Butter Property
6.77.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Butter dated September 7, 2021 for Series Butter Property
6.78*	Purchase and Sale Agreement dated June 12, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Davidson Property
6.79*	Purchase and Sale Agreement dated November 18, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Diablo Property
6.79.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Diablo dated December 1, 2021 for Series Diablo Property
6.79.2*	Addendum to Purchase and Sale Agreement dated November 19, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Diablo Property
6.79.3*	Counteroffer to Offer dated November 19, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Diablo Property
6.80*	Purchase and Sale Agreement dated June 6, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Dolittle Property
6.81*	Purchase and Sale Agreement dated September 22, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Ensenada Property
6.81.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ensenada dated September 23, 2021 for Series Ensenada Property
6.81.2*	Counteroffer to Offer dated September 23, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Ensenada Property
6.82*	Purchase and Sale Agreement dated September 26, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Grant Property
6.82.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ensenada dated October 12, 2021 for Series Grant Property
6.82.2*	Addendum to Purchase and Sale Agreement dated October 13, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Grant Property
6.83*	Purchase and Sale Agreement dated September 26, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Kerriann Property
6.83.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ensenada dated October 20, 2021 for Series Kerriann Property
6.83.2*	Addendum to Purchase and Sale Agreement dated September 26, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Kerriann Property
6.84*	Purchase and Sale Agreement dated May 25, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Matchingham Property
6.84.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Matchingham dated September 17, 2021 for Series Matchingham Property
6.85*	Purchase and Sale Agreement dated November 6, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series McLovin Property
6.85.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series McLovin dated November 19, 2021 for Series McLovin Property
6.85.2*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series McLovin dated November 29, 2021 for Series McLovin Property
6.85.3*	Addendum to Purchase and Sale Agreement dated November 24, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series McLovin Property
6.86*	Purchase and Sale Agreement dated May 21, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Murphy Property
6.87*	Purchase and Sale Agreement dated October 28, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Oly Property
6.87.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Oly dated November 10, 2021 for Series Oly Property
6.88*	Purchase and Sale Agreement dated September 18, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Ribbonwalk Property
6.88.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ribbonwalk dated September 18, 2021 for Series Ribbonwalk Property
6.89*	Purchase and Sale Agreement dated September 3, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Rooney Property
6.89.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Rooney dated October 2, 2021 for Series Rooney Property
6.90*	Purchase and Sale Agreement dated September 18, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Scepter Property
6.90.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Scepter dated September 29, 2021 for Series Scepter Property
6.91*	Purchase and Sale Agreement dated November 17, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Sigma Property
6.91.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sigma dated November 24, 2021 for Series Sigma Property
6.91.2*	Addendum to Purchase and Sale Agreement dated December 3, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Sigma Property
6.91.3*	Addendum to Purchase and Sale Agreement dated November 24, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Sigma Property

6.92*	Purchase and Sale Agreement dated June 6, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Vernon Property
6.92.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Vernon dated July 15, 2021 for Series Vernon Property
6.92.2*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Vernon dated August 31, 2021 for Series Vernon Property
6.93*	Transfer Agent Agreement dated November 30, 2020, between Arrived Homes, LLC and Colonial Stock Transfer Company, Inc.
6.94*	Purchase and Sale Agreement dated December 24, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Delta Property
6.94.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Delta dated December 31, 2021 for Series Delta Property
6.94.2*	Addendum to Purchase and Sale Agreement dated January 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Delta Property
6.95*	Purchase and Sale Agreement dated January 6, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Emporia Property
6.95.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Emporia dated January 11, 2022 for Series Emporia Property
6.96*	Purchase and Sale Agreement dated June 7, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Greenhill Property
6.96.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Greenhill dated January 4, 2022 for Series Greenhill Property
6.97*	Purchase and Sale Agreement dated January 5, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kawana Property
6.97.1*	Counteroffer to Offer Dated January 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kawana Property
6.98*	Purchase and Sale Agreement dated January 5, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lovejoy Property
6.98.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lovejoy dated January 11, 2022 for Series Lovejoy Property
6.99*	Purchase and Sale Agreement dated December 16, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Saint Property
6.99.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Saint dated December 22, 2021 for Series Saint Property
6.100*	Purchase and Sale Agreement dated January 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Tuxford Property
6.101*	Purchase and Sale Agreement dated December 27, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Wave Property
6.101.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Saint dated December 31, 2021 for Series Wave Property
6.102*	Form of Property Management Agreement dated December 30, 2021, between Marketplace Homes and Arrived Homes Series [*], a series of Arrived Homes, LLC
6.103*	Purchase and Sale Agreement dated January 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Avebury Property
6.103.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Avebury dated February 4, 2022 for Series Avebury Property
6.103.2*	Addendum to Purchase and Sale Agreement dated January 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Avebury Property
6.104*	Purchase and Sale Agreement dated January 26, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chelsea Property
6.104.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chelsea dated February 7, 2022 for Series Chelsea Property
6.105*	Purchase and Sale Agreement dated December 24, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Hadden Property
6.105.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hadden dated January 3, 2022 for Series Hadden Property
6.105.2*	Addendum to Purchase and Sale Agreement dated January 24, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hadden Property
6.106*	Purchase and Sale Agreement dated January 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hollandaise Property
6.106.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hollandaise dated January 20, 2022 for Series Hollandaise Property
6.106.2*	Counteroffer to Offer dated January 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hollandaise Property
6.107*	Purchase and Sale Agreement dated January 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Otoro Property
6.107.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Otoro dated February 4, 2022 for Series Otoro Property
6.108*	Purchase and Sale Agreement dated January 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Terracotta Property
6.108.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Terracotta dated January 21, 2022 for Series Terracotta Property
6.109*	Purchase and Sale Agreement dated December 22, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Bedford Property
6.109.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bedford dated January 3, 2022 for Series Bedford Property
6.109.2*	Addendum to Purchase and Sale Agreement dated February 1, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Bedford Property
6.110*	Purchase and Sale Agreement dated December 22, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Gardens Property
6.110.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Gardens dated March 11, 2022 for Series Gardens Property
6.111*	Purchase and Sale Agreement dated Janaury 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Jack Property
6.111.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Jack dated March 18, 2022 for Series Jack Property
6.112*	Purchase and Sale Agreement dated February 24, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Louise Property
6.112.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Louise dated March 11, 2022 for Series Louise Property
6.113*	Purchase and Sale Agreement dated March 1, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Peanut Property

6.113.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Peanut dated March 11, 2022 for Series Peanut Property
6.114*	Purchase and Sale Agreement dated March 1, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Tulip Property
6.114.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Tulip dated March 11, 2022 for Series Tulip Property
6.115*	Purchase and Sale Agreement dated April 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series 100 Property
6.115.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series 100 dated April 12, 2022 for Series 100 Property
6.116*	Purchase and Sale Agreement dated March 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Grove Property
6.116.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Grove dated March 11, 2022 for Series Grove Property
6.117.*	Purchase and Sale Agreement dated March 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Heritage Property
6.117.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Heritage dated March 21, 2022 for Series Heritage Property
6.118*	Purchase and Sale Agreement dated March 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Heron Property
6.118.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Heron dated March 23, 2022 for Series Heron Property
6.119*	Purchase and Sale Agreement dated March 23, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kirkwood Property
6.119.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Kirkwood dated March 23, 2022 for Series Kirkwood Property
6.120*	Purchase and Sale Agreement dated March 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lanier Property
6.120.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lanier dated March 21, 2022 for Series Lanier Property
6.121*	Purchase and Sale Agreement dated April 4, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Magnolia Property
6.121.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Magnolia dated April 5, 2022 for Series Magnolia Property
6.122*	Purchase and Sale Agreement dated March 12, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Mammoth Property
6.122.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mammoth dated March 14, 2022 for Series Mammoth Property
6.123*	Purchase and Sale Agreement dated March 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series McGregor Property
6.123.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series McGregor dated April 12, 2022 for Series McGregor Property
6.123.2*	Counteroffer to Offer dated March 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series McGregor Property
6.124*	Purchase and Sale Agreement dated March 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Point Property
6.124.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Point dated March 22, 2022 for Series Point Property
6.124.2*	Counteroffer to Offer dated March 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Point Property
6.124.3*	Addendum to Purchase and Sale Agreement dated March 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Point Property
6.125*	Purchase and Sale Agreement dated March 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Rosewood Property
6.125.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Rosewood dated March 15, 2022 for Series Rosewood Property
6.126*	Purchase and Sale Agreement dated March 15, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Roxy Property
6.126.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Roxy dated March 16, 2022 for Series Roxy Property
6.126.2*	Counteroffer to Offer dated March 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Roxy Property
6.127*	Purchase and Sale Agreement dated March 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Stonebriar Property
6.127.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Stonebriar dated March 23, 2022 for Series Stonebriar Property
6.127.2*	Addendum to Purchase and Sale Agreement dated April 6, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Stonebriar Property
6.128*	Purchase and Sale Agreement dated February 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wisteria Property
6.128.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wisteria dated March 11, 2022 for Series Wisteria Property
6.129*	Purchase and Sale Agreement dated April 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Apollo Property
6.129.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Apollo dated April 14, 2022 for Series Apollo Property
6.130*	Purchase and Sale Agreement dated April 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Baron Property
6.131*	Purchase and Sale Agreement dated March 29, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Madison Property
6.131.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Madison dated March 30, 2022 for Series Madison Property
6.132*	Purchase and Sale Agreement dated April 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Swift Property
6.132.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Swift dated April 13, 2022 for Series Swift Property
6.133*	Purchase and Sale Agreement dated April 15, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wescott Property
6.133.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wescott dated April 18, 2022 for Series Wescott Property
6.134*	Purchase and Sale Agreement dated March 23, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wildwood Property

6.134.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wildwood dated April 13, 2022 for Series Wildwood Property
6.135*	Purchase and Sale Agreement dated May 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Abbington Property
6.135.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Abbington dated May 4, 2022 for Series Abbington Property
6.136*	Purchase and Sale Agreement dated April 29, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Burlington Property
6.137*	Purchase and Sale Agreement dated April 29, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lannister Property
6.137.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lannister dated May 2, 2022 for Series Lannister Property
6.138*	Purchase and Sale Agreement dated April 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Nugget Property
6.138.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Nugget dated April 28, 2022 for Series Nugget Property
6.138.2*	Counteroffer to Offer dated April 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Nugget Property
6.139*	Purchase and Sale Agreement dated April 29, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Pearl Property
6.139.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Pearl dated May 2, 2022 for Series Pearl Property
6.140*	Purchase and Sale Agreement dated May 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series 101 Property
6.140.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series 101 dated May 10, 2022 for Series 101 Property
6.140.2*	Addendum to Purchase and Sale Agreement dated May 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series 101 Property
6.140.3*	Counteroffer to Offer dated May 5, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series 101 Property
6.141*	Purchase and Sale Agreement dated May 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hines Property
6.141.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hines dated May 18, 2022 for Series Hines Property
6.141.2*	Addendum to Purchase and Sale Agreement dated May 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hines Property
6.142*	Purchase and Sale Agreement dated May 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Holcomb Property
6.142.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Holcomb dated May 11, 2022 for Series Holcomb Property
6.143*	Purchase and Sale Agreement dated May 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Jake Property
6.143.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Jake dated May 10, 2022 for Series Jake Property
6.144*	Purchase and Sale Agreement dated May 15, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Latte Property
6.144.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Latte dated May 17, 2022 for Series Latte Property
6.145*	Purchase and Sale Agreement dated May 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Ritter Property
6.145.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ritter dated May 20, 2022 for Series Ritter Property
6.146*	Purchase and Sale Agreement dated May 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Bazzel Property
6.146.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bazzel dated May 12, 2022 for Series Bazzel Property
6.146.2*	Addendum to Purchase and Sale Agreement dated May 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Bazzel Property
6.147*	Purchase and Sale Agreement dated May 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dunbar Property
6.147.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dunbar dated May 19, 2022 for Series Dunbar Property
6.147.2*	Addendum to Purchase and Sale Agreement dated May 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dunbar Property
6.148*	Purchase and Sale Agreement dated May 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Johnny Property
6.148.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Johnny dated May 10, 2022 for Series Johnny Property
6.149*	Purchase and Sale Agreement dated May 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series June Property
6.149.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series June dated May 10, 2022 for Series June Property
6.150*	Purchase and Sale Agreement dated May 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kennesaw Property
6.150.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Kennesaw dated May 17, 2022 for Series Kennesaw Property
6.151*	Purchase and Sale Agreement dated May 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lookout Property
6.151.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lookout dated May 19, 2022 for Series Lookout Property
6.152*	Purchase and Sale Agreement dated April 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Osprey Property
6.152.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Osprey dated April 14, 2022 for Series Osprey Property
6.153*	Purchase and Sale Agreement dated May 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Pioneer Property
6.153.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Pioneer dated May 14, 2022 for Series Pioneer Property
6.153.2*	Counteroffer to Offer dated May 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Pioneer Property
6.154*	Purchase and Sale Agreement dated May 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Reynolds Property

6.154.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Reynolds dated May 18, 2022 for Series Reynolds Property
6.155*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Clover Property
6.155.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Clover dated May 24, 2022 for Series Clover Property
6.155.2*	Addendum to Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Clover Property
6.155.3*	Counteroffer to Offer dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Clover Property
6.156*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Collier Property
6.156.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Collier dated June 7, 2022 for Series Collier Property
6.157*	Purchase and Sale Agreement dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dogwood Property
6.157.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dogwood dated May 27, 2022 for Series Dogwood Property
6.157.2*	Counteroffer to Offer dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dogwood Property
6.158*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dorchester Property
6.158.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dorchester dated May 31, 2022 for Series Dorchester Property
6.159*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Folly Property
6.159.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Folly dated May 31, 2022 for Series Folly Property
6.160*	Purchase and Sale Agreement dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Riverwalk Property
6.160.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Riverwalk dated June 1, 2022 for Series Riverwalk Property
6.161*	Purchase and Sale Agreement dated May 30, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Walton Property
6.161.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Walton dated June 1, 2022 for Series Walton Property
6.161.2*	Counteroffer to Offer dated May 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Walton Property
6.162*	Purchase and Sale Agreement dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Belle Property
6.162.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Belle dated May 27, 2022 for Series Belle Property
6.162.2*	Addendum to Purchase and Sale Agreement dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Belle Property
6.163*	Purchase and Sale Agreement dated May 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chitwood Property
6.163.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chitwood dated May 26, 2022 for Series Chitwood Property
6.164*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Conway Property
6.164.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Conway dated May 31, 2022 for Series Conway Property
6.164.2*	Addendum to Purchase and Sale Agreement dated May 26, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Conway Property
6.165*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Creekside Property
6.165.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Creekside dated June 9, 2022 for Series Creekside Property
6.165.2*	Counteroffer to Offer dated June 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Creekside Property
6.166*	Purchase and Sale Agreement dated June 2, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Daisy Property
6.166.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Daisy dated June 7, 2022 for Series Daisy Property
6.167*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dolly Property
6.167.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dolly dated June 13, 2022 for Series Dolly Property
6.168*	Purchase and Sale Agreement dated June 1, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Henry Property
6.168.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Henry dated June 6, 2022 for Series Henry Property
6.169*	Purchase and Sale Agreement dated February 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Highland Property
6.169.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Highland dated June 20, 2022 for Series Highland Property
6.169.2*	Addendum to Purchase and Sale Agreement dated March 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Highland Property
6.170*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kenny Property
6.170.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Kenny dated June 13, 2022 for Series Kenny Property
6.171*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Loretta Property
6.171.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Loretta dated May 31, 2022 for Series Loretta Property
6.172*	Purchase and Sale Agreement dated May 27, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sodalis Property
6.172.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sodalis dated June 24, 2022 for Series Sodalis Property
6.173*	Purchase and Sale Agreement dated May 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Spring Property

6.173.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Spring dated May 19, 2022 or Series Spring Property
6.174*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Willow Property
6.174.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Willow dated June 28, 2022 for Series Willow Property
6.175*	Purchase and Sale Agreement dated June 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wilson Property
6.175.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wilson dated June 16, 2022 for Series Wilson Property
6.176*	Purchase and Sale Agreement dated May 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Blossom Property
6.176.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Blossom dated June 16, 2022 for Series Blossom Property
6.176.2*	Addendum to Purchase and Sale Agreement dated May 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Blossom Property
6.177*	Purchase and Sale Agreement dated June 2, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Bonneau Property
6.177.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bonneau dated June 16, 2022 for Series Bonneau Property
6.178*	Purchase and Sale Agreement dated June 12, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Braxton Property
6.178.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Braxton dated June 27, 2022 for Series Braxton Property
6.178.2*	Addendum to Purchase and Sale Agreement dated June 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Braxton Property
6.179*	Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Camino Property
6.179.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Camino dated June 21, 2022 for Series Camino Property
6.179.2*	Addendum to Purchase and Sale Agreement dated June 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Camino Property
6.180*	Purchase and Sale Agreement dated June 6, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Cumberland Property
6.180.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Cumberland dated June 7, 2022 for Series Cumberland Property
6.180.2*	Addendum to Purchase and Sale Agreement dated June 6, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Cumberland Property
6.181*	Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Inglewood Property
6.181.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Inglewood dated June 21, 2022 for Series Inglewood Property
6.181.2*	Addendum to Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Inglewood Property
6.181.3*	Counteroffer to Offer dated June 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Inglewood Property
6.182*	Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Reginald Property
6.182.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Reginald dated June 21, 2022 for Series Reginald Property
6.182.2*	Addendum to Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Reginald Property
6.183*	Purchase and Sale Agreement dated June 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Richardson Property
6.183.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Richardson dated June 16, 2022 for Series Richardson Property
6.183.2*	Addendum to Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Richardson Property
6.183.3*	Counteroffer to Offer dated June 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Richardson Property
6.184*	Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wellington Property
6.184.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wellington dated June 21, 2022 for Series Wellington Property
6.184.2*	Addendum to Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wellington Property
6.185*	Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Winston Property
6.185.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Winston dated June 21, 2022 for Series Winston Property
6.185.2*	Addendum to Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Winston Property
6.186*	Purchase and Sale Agreement dated June 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Aster Property
6.186.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Aster dated June 28, 2022 for Series Aster Property
6.187*	Purchase and Sale Agreement dated May 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Jill Property
6.188*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Marcelo Property
6.188.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marcelo dated June 28, 2022 for Series Marcelo Property
6.189*	Purchase and Sale Agreement dated December 23, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Marietta Property
6.189.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marietta dated June 28, 2022 for Series Marietta Property
6.190*	Purchase and Sale Agreement dated June 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Quincy Property
6.190.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Quincy dated June 5, 2022 for Series Quincy Property
6.191*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Taylor Property

6.191.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Taylor dated June 28, 2022 for Series Taylor Property
6.191.2*	Addendum to Purchase and Sale Agreement dated June 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Taylor Property
6.192*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chester Property
6.192.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chester dated June 21, 2022 for Series Chester Property
6.192.2*	Addendum to Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chester Property
6.193*	Purchase and Sale Agreement dated June 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Creekwood Property
6.193.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Creekwood dated June 23, 2022 for Series Creekwood Property
6.193.2*	Addendum to Purchase and Sale Agreement dated June 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Creekwood Property
6.194*	Purchase and Sale Agreement dated June 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Cypress Property
6.194.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Cypress dated June 22, 2022 for Series Cypress Property
6.195*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Harrison Property
6.195.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Harrison dated June 22, 2022 for Series Harrison Property
6.195.2*	Addendum to Purchase and Sale Agreement dated June 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Harrison Property
6.196*	Purchase and Sale Agreement dated June 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kessler Property
6.196.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Kessler dated June 16, 2022 for Series Kessler Property
6.197*	Purchase and Sale Agreement dated March 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Mae Property
6.197.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mae dated June 20, 2022 for Series Mae Property
6.198*	Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Piedmont Property
6.198.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Piedmont dated June 22, 2022 for Series Piedmont Property
6.199*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Shallowford Property
6.199.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Shallowford dated June 23, 2022 for Series Shallowford Property
6.199.2*	Addendum to Purchase and Sale Agreement dated June 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Shallowford Property
6.200*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Eagle Property
6.200.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Eagle dated March 29, 2021 for Series Eagle Property
6.200.2*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Eagle Property
6.201*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Goose Property
6.201.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Goose dated March 29, 2021 for Series Goose Property
6.201.2*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Goose Property
6.202*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Falcon Property
6.202.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Falcon dated March 29, 2021 for Series Falcon Property
6.202.2*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Falcon Property
6.203*	Purchase and Sale Agreement dated May 26, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hansel Property
6.203.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hanseel dated July 20, 2022 for Series Hansel Property
6.204*	Purchase and Sale Agreement dated May 26, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Gretal Property
6.204.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Gretal dated July 20, 2022 for Series Gretal Property
6.204.2*	Addendum to Purchase and Sale Agreement dated September 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Gretal Property
6.205*	Purchase and Sale Agreement dated September 2, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Mimosa Property
6.205.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mimosa dated September 2, 2022 for Series Mimosa Property
6.205.2*	Addendum to Purchase and Sale Agreement dated September 2, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Mimosa Property
6.206*	Purchase and Sale Agreement dated September 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Redondo Property
6.206.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Redondo dated September 19, 2022 for Series Redondo Property
6.207*	Purchase and Sale Agreement dated September 15, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sundance Property
6.207.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sundance dated September 19, 2022 for Series Sundance Property
6.208*	Purchase and Sale Agreement dated October 21, 2022 between Arrived Holdings,Inc./Assignee and Seller for Series Brainerd Property
6.208.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Brainerd dated October 24, 2022 for Series Brainerd Property.
6.208.2*	Counteroffer to Offer dated October 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brainerd Property.

6.208.3*	Counteroffer to Offer dated October 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brainerd Property
6.209*	Purchase and Sale Agreement dated October 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brooklyn Property
6.209.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Brooklyn dated October24,2022 for Series Brooklyn Property
6.209.2*	Addendum to Purchase and Sale Agreement dated October 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brooklyn Property
6.210*	Purchase and Sale Agreement dated October 24,2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chickamauga Property
6.210.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chickamauga dated October24, 2022 for Series Chickamauga Property
6.210.2*	Addendum to Purchase and Sale Agreement Agreement dated October 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chickamauga Property
6.211*	Purchase and Sale Agreement dated October 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Litton Property
6.211.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Litton dated October24, 2022 for Series Litton Property
6.212*	Purchase and Sale Agreement dated October 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sequoyah Property
6.213*	Purchase and Sale Agreement dated November 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lurleen Property
6.213.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lurleen dated December 1, 2022 for Series Lurleen Property
6.214*	Purchase and Sale Agreement dated November 28, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Regency Property
6.214.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Regency dated December 1, 2022 for Series Regency Property
6.215*	Purchase and Sale Agreement dated November 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dops Property
6.215.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dops dated November 29,2022 for Series Dops Property
6.215.1*	Addendum to Purchase and Sale Agreement Agreement dated November 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dops Property
6.216*	Purchase and Sale Agreement dated November 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Korin Property
6.216.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Korin dated November 8, 2022 for Series Korin Property
6.217*	Purchase and Sale Agreement dated November 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sunnyside Property
6.217.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sunnyside dated November 29, 2022 for Series Sunnyside Property
6.218*	Purchase and Sale Agreement dated April 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brennan Property
6.218.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Brennan dated April 8, 2022 for Series Brennan Property
6.219*	Purchase and Sale Agreement dated January 6, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ella Property
6.219.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ella dated January 10, 2023 for Series Ella Property
6.219.2*	Counteroffer to Offer dated January 8, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ella Property
6.220*	Purchase and Sale Agreement dated December 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hansard Property
6.220.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hansard dated November 29, 2022 for Series Hansard Property
6.221*	Purchase and Sale Agreement dated December 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Jefferson Property
6.221.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Jefferson dated December 9, 2022 for Series Jefferson Property
6.222*	Purchase and Sale Agreement dated December 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Marie Property
6.222.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marie dated December 9, 2022 for Series Marie Property
6.223*	Purchase and Sale Agreement dated December 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sajni Property
6.223.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sajni dated December 15, 2022 for Series Sajni Property
6.223.2*	Counteroffer to Offer dated December 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sajni Property
6.224*	Purchase and Sale Agreement dated November 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Salinas Property
6.224.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Salinas dated November 29, 2022 for Series Salinas Property
6.224.2*	Counteroffer to Offer dated October 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Salinas Property
6.225*	Purchase and Sale Agreement dated November 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Tuscarora Property
6.225.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Tuscarora dated November 29, 2022 for Series Tuscarora Property
6.226*	Purchase and Sale Agreement dated April 23,202 between Arrived Holdings, Inc./Assignee and Seller for Series Avondale Property
6.226.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Avondale dated May 3,2023 for Series Avondale Property
6.226.2*	Addendum to Purchase and Sale Agreement Agreement dated April 23, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Avondale Property
6.227*	Purchase and Sale Agreement dated April 23,202 between Arrived Holdings, Inc./Assignee and Seller for Series Belvedere Property
6.227.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Belvedere dated April 21,2023 for Series Belvedere Property
6.228*	Purchase and Sale Agreement dated December 6,2022 between Arrived Holdings, Inc./Assignee and Seller for Series Cove Property
6.228.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Cove dated December 8,2022 for Series Cove Property
6.229*	[Reserved.]
6.229.1*	[Reserved.]
6.230*	Purchase and Sale Agreement dated April 13,202 between Arrived Holdings, Inc./Assignee and Seller for Series Martell Property

6.230.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Martell dated April 27,2023 for Series Martell Property
6.230.2*	Counteroffer to Offer dated April 14, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Martell Property
6.231*	Purchase and Sale Agreement dated April 29, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Fenwick Property
6.231.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Fenwick dated May 8,2023 for Series Fenwick Property
6.231.2*	Addendum to Purchase and Sale Agreement Agreement dated May 5, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Fenwick Property
6.232*	Purchase and Sale Agreement dated April 21, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Longwoods Property
6.232.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Longwoods dated May 5,2023 for Series Longwoods Property
6.232.2*	Counteroffer to Offer dated April 26, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Longwoods Property
6.233*	Purchase and Sale Agreement dated April 29, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Louis Property
6.233.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Louis dated May 8,2023 for Series Louis Property
6.234*	Purchase and Sale Agreement dated April 27, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Mycroft Property
6.234.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mycroft dated April 13,2023 for Series Mycroft Property
6.235*	Purchase and Sale Agreement dated April 27, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Osceola Property
6.235.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Osceola dated May 4,2023 for Series Osceola Property
6.235.2*	Addendum to Purchase and Sale Agreement Agreement dated April 27, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Osceola Property
6.236*	Purchase and Sale Agreement dated May 4, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Sims Property
6.236.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sims dated May 17,2023 for Series Sims Property
6.236.2*	Addendum to Purchase and Sale Agreement Agreement dated May 1, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Sims Property
6.236.3*	Counteroffer to Offer dated April 26, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Sims Property
6.237*	Purchase and Sale Agreement dated May 9, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Augusta Property
6.237.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Augusta dated May 11,2023 for Series Augusta Property
6.238*	Purchase and Sale Agreement dated April 28, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Bella Property
6.238.18	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bella dated May 15,2023 for Series Bella Property
6.239*	Purchase and Sale Agreement dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Cawley Property
6.239.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Cawley dated May 24,2023 for Series Cawley Property
6.240*	Purchase and Sale Agreement dated May 19, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Foster Property
6.240.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Foster dated May 30,2023 for Series Foster Property
6.241*	Purchase and Sale Agreement dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Franklin Property
6.241.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Franklin dated May 30,2023 for Series Franklin Property
6.241.2*	Counteroffer to Offer dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Franklin Property
6.242*	Purchase and Sale Agreement dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series General Property
6.242.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series General dated May 30,2023 for Series General Property
6.243*	Purchase and Sale Agreement dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Marion Property
6.243.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marion dated May 22,2023 for Series Marion Property
6.243.2*	Counteroffer to Offer dated April 14, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Marion Property
6.244*	Purchase and Sale Agreement dated April 13, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Marple Property
6.244.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marple dated April 27,2023 for Series Marple Property
6.245*	Purchase and Sale Agreement dated April 13, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Mary Property
6.245.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mary dated May 22,2023 for Series Mary Property
6.246*	Purchase and Sale Agreement dated May 4, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Onyx Property
6.246.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Onyx dated May 22,2023 for Series Onyx Property
6.247*	Purchase and Sale Agreement dated May 20, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Palmer Property
6.247.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Palmer dated May 24,2023 for Series Palmer Property
6.248*	Purchase and Sale Agreement dated May 20, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Porthos Property
6.248.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Porthos dated May 24,2023 for Series Porthos Property
6.248.2*	Addendum to Purchase and Sale Agreement Agreement dated April 26, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Porthos Property

6.248.3*	Counteroffer to Offer dated April 26, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Porthos Property
6.249*	Purchase and Sale Agreement dated May 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Simon Property
6.249.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Simon dated May 24,2023 for Series Simon Property
6.250*	Purchase and Sale Agreement dated May 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Theodore Property
6.250.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Theodore dated May 24,2023 for Series Theodore Property
6.251*	Purchase and Sale Agreement dated April 7, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Bergenia Property
6.251.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bergenia dated July 5, 2023 for Series Bergenia Property
6.252*	Purchase and Sale Agreement dated May 5, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Chinook Property
6.252.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chinook dated May 23, 2023 for Series Chinook Property
6.252.2*	Addendum to Purchase and Sale Agreement Agreement dated May 2, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Chinook Property
6.252.3*	Counteroffer to Offer dated May 5, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Chinook Property
6.253*	Purchase and Sale Agreement dated May 5, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ellen Property
6.253.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ellen dated May 24, 2023 for Series Ellen Property
6.253.2*	Addendum to Purchase and Sale Agreement Agreement dated May 2, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ellen Property
6.254*	Purchase and Sale Agreement dated May 8, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Felix Property
6.254.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Felix dated May 24, 2023 for Series Felix Property
6.255*	Purchase and Sale Agreement dated May 4, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Oscar Property
6.255.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Oscar dated May 24, 2023 for Series Oscar Property
6.256*	Purchase and Sale Agreement dated March 30, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Abernant Property
6.256.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Abernant dated July 24, 2023 for Series Abernant Property
6.257*	Purchase and Sale Agreement dated June 19, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Alvin Property
6.257.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Alvin dated July 25, 2023 for Series Alvin Property
6.258*	Purchase and Sale Agreement dated June 19, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ballinger Property
6.258.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ballinger dated July 25, 2023 for Series Ballinger Property
6.259*	Purchase and Sale Agreement dated March 29, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Briarwood Property
6.259.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Briarwood dated July 5, 2023 for Series Briarwood Property
6.260*	Purchase and Sale Agreement dated April18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Calvin Property
6.260.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Calvin dated July 20, 2023 for Series Calvin Property
6.260.2*	Addendum to Purchase and Sale Agreement Agreement dated April 17, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Calvin Property
6.261*	Purchase and Sale Agreement dated June 19, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Eastwood Property
6.261.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Eastwood dated July 25], 2023 for Series Eastwood Property
6.262*	Purchase and Sale Agreement dated April 13, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Fletcher Property
6.262.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Fletcher dated July 5, 2023 for Series Fletcher Property
6.263*	Purchase and Sale Agreement dated April 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Hargrave Property
6.263.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hargrave dated July 20, 2023 for Series Hargrave Property
6.263.2*	Addendum to Purchase and Sale Agreement Agreement dated April 17, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Hargrave Property
6.264*	Purchase and Sale Agreement dated April 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Hobbes Property
6.264.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hobbes dated July 20, 2023 for Series Hobbes Property
6.264.2*	Addendum to Purchase and Sale Agreement Agreement dated April 17, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Hobbes Property
6.265*	Purchase and Sale Agreement dated April 13, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Irene Property
6.265.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Irene dated July 5, 2023 for Series Irene Property
6.266*	Purchase and Sale Agreement dated March 27, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Peterson Property
6.266.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Peterson dated July 24, 2023 for Series Peterson Property
6.267*	Purchase and Sale Agreement dated May 9, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Richmond Property
6.267.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Richmond dated July 20, 2023 for Series Richmond Property
6.268*	Purchase and Sale Agreement dated May 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Winchester Property
6.268.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Winchester dated July 5, 2023 for Series Winchester Property
6.268.2*	Addendum to Purchase and Sale Agreement Agreement dated April 17, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Winchester Property
6.269*	Form of Property Management Agreement dated [*], between Mynd Property Management and Arrived Homes Series [*], a series of Arrived Homes, LLC
8.1*	Form of Escrow Agreement dated [*], 202[*], by and among North Capital Private Securities Corporation, Arrived Holdings, Inc. and Arrived Homes Series [*] LLC, a series of Arrived Homes, LLC (incorporated by reference to Exhibit 8.1 to the Form 1-A filed on January 12, 2021)

*	Previously Filed

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARRIVED HOMES, LLC

By:	Arrived Fund Manager, LLC, its managing member

By:	/s/ Ryan Frazier
	Name:	Ryan Frazier
	Title:	Chief Executive Officer
	Date:	April 30, 2025

Pursuant to the requirements of Regulation A, this report has been signed by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Ryan Frazier	Chief Executive Officer of Arrived Holdings, Inc.	April 30, 2025
Ryan Frazier	(principal executive officer)
Chief Executive Officer and Director of Arrived Homes, LLC

/s/ Sue Korn	Principal Financial and	April 30, 2025
Sue Korn	Accounting Officer of Arrived Holdings, Inc.
Principal Financial and Accounting Officer of Arrived Homes, LLC

Arrived Fund Manager, LLC	Managing Member	April 30, 2025

By:	/s/ Ryan Frazier
Name:	Ryan Frazier
Title:	Chief Executive Officer